UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
●	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
●	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
●	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
●	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
●	PIMCO Investment Grade Corporate Bond Exchange-Traded Fund
●	PIMCO Active Bond Exchange-Traded Fund
●	PIMCO Commodity Strategy Active Exchange-Traded Fund
●	PIMCO Enhanced Low Duration Active Exchange-Traded Fund
●	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
●	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund
●	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
●	PIMCO Multisector Bond Active Exchange-Traded Fund
●	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund
●	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund
●	PIMCO Senior Loan Active Exchange-Traded Fund
●	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
●	PIMCO Ultra Short Government Active Exchange-Traded Fund

PIMCO ETF TRUST

Semiannual Report

December 31, 2023

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Multisector Bond Active Exchange-Traded Fund | PYLD | NYSE Arca

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund | MINO | NYSE Arca

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund | PRFD | NYSE Arca

PIMCO Senior Loan Active Exchange-Traded Fund | LONZ | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

PIMCO Ultra Short Government Active Exchange-Traded Fund | BILZ | NYSE Arca

PIMCO Commodity Strategy Active Exchange-Traded Fund | CMDT | NYSE Arca

		Page

Market Insights		2

Important Information About the Funds		3

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		32

Consolidated Statement of Assets and Liabilities		34

Statements of Operations		35

Consolidated Statement of Operations		38

Statements of Changes in Net Assets		39

Consolidated Statements of Changes in Net Assets		43

Notes to Financial Statements		154

Glossary		185

Distribution Information		186

Approval of Investment Management Agreement		190

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	44

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	45

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	46

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	47

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	48

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	59

PIMCO Active Bond Exchange-Traded Fund	14	73

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	85

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	92

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	97

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	104

PIMCO Multisector Bond Active Exchange-Traded Fund	19	112

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	20	121

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	21	127

PIMCO Senior Loan Active Exchange-Traded Fund	22	133

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	23	139

PIMCO Ultra Short Government Active Exchange-Traded Fund	24	145

PIMCO Commodity Strategy Active Exchange-Traded Fund	25	146

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Market Insights

Dear Shareholder,

This semiannual report covers the six-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). Some European economies experienced slower growth and generally continued to expand over the reporting period.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated bonds generally outperformed their higher-rated counterparts. Global equities and commodities rose amid market volatility. The U.S. dollar weakened relative to the euro, British pound and Japanese yen.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	Six-Month

U.S. large cap equities (S&P 500 Index, USD)	8.04%

Global equities (MSCI World Index, USD)	7.56%

European equities (MSCI Europe Index, EUR)	4.24%

Emerging market equities (MSCI Emerging Markets Index, EUR)	4.71%

Japanese equities (Nikkei 225 Index, JPY)	1.74%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.55%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.40%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	7.90%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.52%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO ETF TRUST

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Commodity Strategy Active Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Multisector Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, and PIMCO Ultra Short Government Active Exchange-Traded Fund unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds, except PIMCO Active Bond Exchange-Traded Fund, will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”), and the shares of the PIMCO Active Bond Exchange-Traded Fund are listed and traded at market prices on the New York Stock Exchange (“NYSE”), each a national securities exchange, and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares, which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectuses, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	3

Important Information About the Funds	(Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential

4	PIMCO ETF TRUST

legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Multisector Bond Active Exchange-Traded Fund	06/21/23	Diversified
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	09/08/21	Diversified
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	01/18/23	Diversified
PIMCO Senior Loan Active Exchange-Traded Fund	06/08/22	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified
PIMCO Ultra Short Government Active Exchange-Traded Fund	06/21/23	Diversified
PIMCO Commodity Strategy Active Exchange-Traded Fund	05/09/23	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	5

Important Information About the Funds	(Cont.)

other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available upon request by, calling PIMCO at (888) 400-4ETF.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

On May 19, 2023, a supplement was filed to provide notification of a change to the definition of “Capital Securities” for purposes of the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund’s

6	PIMCO ETF TRUST

80% policy. As of July 31, 2023, the definition of “Capital Securities” will include “(1) securities issued by U.S. and non U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt.”

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Treasury Obligations	99.0%

Short-Term Instruments	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(4.95)%	0.80%	(3.28)%	2.90%	3.68%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(4.68)%	1.23%	(3.19)%	2.87%	3.72%
The ICE BofA Long U.S. Treasury Principal STRIPS Index±	(5.15)%	(0.37)%	(3.10)%	3.01%	3.80%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofA Long U.S. Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.15%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection contributed to performance due to overweight exposure to the back end of the curve, as U.S. Treasury yields fell.

»	There were no other material contributors or detractors for this Fund.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Treasury Obligations	100.0%

Short-Term Instruments	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	2.89%	4.28%	3.06%	1.72%	2.01%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	2.88%	4.28%	3.06%	1.72%	2.01%
The ICE BofA 1-5 Year U.S. Inflation-Linked Treasury Index±	3.00%	4.32%	3.26%	1.93%	2.22%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofA 1-5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.20%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields contributed to absolute performance for both the Fund and the ICE BofA 1-5 Year U.S. Treasury Inflation-Protected Securities Index, as 1-5 year real yields moved lower.

»	There were no other material contributors or detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Treasury Obligations	100.0%

Short-Term Instruments	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(3.64)%	0.51%	1.55%	2.70%	3.57%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(3.35)%	0.97%	1.65%	2.73%	3.59%
The ICE BofA 15+ Year U.S. Inflation-Linked Treasury Index±	(3.54)%	0.62%	1.73%	2.87%	3.76%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofA 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.20%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the ICE BofA 15+ Year U.S. Treasury Inflation-Protected Securities Index, as 15+ year real yields moved higher.

»	There were no other material contributors or detractors for this Fund.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	1.40%	3.57%	2.91%	2.29%	2.95%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	1.44%	3.36%	2.89%	2.30%	2.96%
The ICE BofA U.S. Inflation-Linked Treasury Index±	1.59%	3.59%	3.10%	2.47%	3.14%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofA U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.20%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields contributed to absolute performance for both the Fund and the ICE BofA U.S. Treasury Inflation-Protected Securities Index, as 1-8 year real yields moved lower.

»	There were no other material contributors or detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Corporate Bonds & Notes	91.3%

Short-Term Instruments	7.2%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	6.62%	11.76%	4.63%	3.77%	4.59%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	6.21%	11.38%	4.66%	3.74%	4.58%
ICE BofA 0-5 Year US High Yield Constrained Index±	6.71%	12.09%	5.07%	4.29%	5.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofA 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.56%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Duration positioning contributed to performance, as there was volatility in interest rates.

»	Security selection within the finance and brokerage sector, specifically underweight exposure to a provider of physical and virtual co-working spaces, contributed to performance, as the issuer filed for Chapter 11 bankruptcy.

»	Security selection within the consumer services sector, specifically underweight exposure to a U.S.-based travel management company, contributed to performance, as the issuer executed a distressed debt exchange transaction.

»	Security selection within the retail sector, specifically overweight exposure to an online used vehicle retailer, detracted from performance, as spreads widened amid weak retail volumes.

»	Security selection within the paper and packaging sector, specifically overweight exposure to a glass and metal packaging producer, detracted from performance, as performance was challenged by abnormally slow destocking.

»	Security selection within the technology sector, specifically overweight exposure to a supplier of telecommunications equipment, detracted from performance, as performance was hampered by low order rates from customers.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Industrials	45.1%

Banking & Finance	37.5%

Utilities	13.3%

U.S. Treasury Obligations	3.4%

Short-Term Instruments	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	5.01%	8.79%	2.86%	3.07%	3.40%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	5.17%	9.13%	2.94%	3.08%	3.42%
ICE BofA U.S. Corporate Index±	5.00%	8.40%	2.66%	3.00%	3.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofA US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.23%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within emerging markets, specifically underweight exposure to a producer of thermoplastic resins, contributed to performance, as performance remained challenged.

»	Security selection within the technology sector, specifically overweight exposure to a semiconductor and software production company, contributed to performance, as spreads tightened amid positive earnings results driven by research investment.

»	Security selection within the utilities sector, specifically overweight exposure to a large electricity company, contributed to performance, as spreads tightened amid positive earnings results driven by higher energy prices and cost pass through.

»	Security selection within the banks and brokerage sector, specifically overweight exposure to a U.S. global systemically important financial institution, detracted from performance, as spreads widened amid weakness in merger and acquisition advisory.

»	Security selection within the chemicals sector, specifically overweight exposure to a corporation focused on pharmaceuticals, crop science and consumer health, detracted from performance, as spreads widened amid weaker earning results.

»	Security selection within the transportation sector, specifically overweight exposure to a global passenger airline, detracted from performance, as spreads widened amid geopolitical conflicts and rising fuel and labor costs.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Government Agencies	42.7%

Corporate Bonds & Notes	19.9%

Asset-Backed Securities	15.0%

U.S. Treasury Obligations	10.3%

Non-Agency Mortgage-Backed Securities	7.5%

Short-Term Instruments	1.7%

Municipal Bonds & Notes	1.1%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	3.48%	6.33%	1.12%	2.10%	2.63%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	3.50%	6.48%	1.10%	2.10%	2.63%
Bloomberg U.S. Aggregate Index±	3.37%	5.53%	1.10%	1.81%	1.63%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.58%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Positions within securitized credit, particularly collateralized loan obligations and asset-backed securities, contributed to relative performance, as spreads tightened.

»	Tactical U.S. duration curve positioning, including underweight exposure to the long end of the U.S. yield curve, contributed to relative performance, as U.S. yields rose.

»	Long exposure to high-yield corporate credit contributed to relative performance, as spreads tightened.

»	Overweight exposure to taxable municipal bonds contributed to relative performance, as spreads tightened.

»	There were no material detractors for this Fund.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Asset-Backed Securities	28.7%

Corporate Bonds & Notes	23.4%

U.S. Treasury Obligations	22.1%

U.S. Government Agencies	12.7%

Non-Agency Mortgage-Backed Securities	11.6%

Short-Term Instruments	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	3.75%	4.86%	1.73%	1.90%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	3.80%	4.78%	1.68%	1.89%
ICE BofA 1-3 Year U.S. Treasury Index±	3.25%	4.26%	1.30%	1.06%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.51%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to collateralized loan obligations contributed to relative performance, as spreads tightened.

»	Underweight United States duration at the 1-3 year part of the curve, contributed to relative performance, as rates rose over the second and third quarters of the year.

»	Overweight exposure to commercial mortgage-backed securities (“CMBS”) contributed to relative performance, as CMBS had positive returns.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Corporate Bonds & Notes	57.9%

Short-Term Instruments	17.8%

Asset-Backed Securities	17.2%

U.S. Government Agencies	4.3%

Non-Agency Mortgage-Backed Securities	2.7%

Sovereign Issues	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	Fund Inception (12/10/2019)
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	3.06%	5.71%	1.89%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	3.08%	5.85%	1.88%
FTSE 3-Month Treasury Bill Index±	2.80%	5.26%	1.82%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.36%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of adult entertainment materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to United States duration contributed to relative performance, as interest rates fell.

»	Overweight exposure to select securitized credit, particularly collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	There were no material detractors for this Fund.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Corporate Bonds & Notes	46.9%

Asset-Backed Securities	31.3%

Short-Term Instruments	12.2%

Non-Agency Mortgage-Backed Securities	4.2%

U.S. Government Agencies	3.2%

Sovereign Issues	2.0%

U.S. Treasury Obligations	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	3.16%	6.19%	2.00%	1.67%	1.56%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	3.16%	6.25%	2.00%	1.66%	1.56%
FTSE 3-Month Treasury Bill Index±	2.80%	5.26%	1.91%	1.26%	0.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.35%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to select securitized credit, particularly collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Overweight exposure to investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance, as the inverted U.S. yield curve provided a carry advantage versus the benchmark, the FTSE 3-Month Treasury Bill Index, as short term U.S. rates rose.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.3%

Ad Valorem Property Tax	11.1%

Highway Revenue Tolls	5.8%

Natural Gas Revenue	5.6%

Electric Power & Light Revenue	5.4%

Water Revenue	5.3%

Miscellaneous Revenue	5.3%

Local or Guaranteed Housing	4.8%

Income Tax Revenue	4.8%

Sales Tax Revenue	3.9%

General Fund	3.9%

Industrial Revenue	3.9%

Appropriations	3.4%

Tobacco Settlement Funded	3.4%

Sewer Revenue	2.3%

Fuel Sales Tax Revenue	2.0%

Lease (Appropriation)	1.8%

Nuclear Revenue	1.7%

Port, Airport & Marina Revenue	1.7%

College & University Revenue	1.0%

Other	2.4%

Short-Term Instruments	6.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	3.75%	6.07%	2.28%	2.47%	2.70%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	3.82%	6.07%	2.28%	2.49%	2.71%
Bloomberg 1-15 Year Municipal Bond Index±	3.35%	5.26%	2.17%	2.58%	2.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.35%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal rates broadly fell.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the housing sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

18	PIMCO ETF TRUST

PIMCO Multisector Bond Active Exchange-Traded Fund

Ticker Symbol - PYLD

Allocation Breakdown as of December 31, 2023†§

U.S. Government Agencies	30.2%

Asset-Backed Securities	21.0%

Corporate Bonds & Notes	19.6%

Non-Agency Mortgage-Backed Securities	15.1%

U.S. Treasury Obligations	8.5%

Short-Term Instruments	4.5%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Multisector Bond Active Exchange-Traded Fund seeks to maximize yield and long term capital appreciation consistent with prudent investment management, by investing, under normal circumstances, at least 80% of its assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally allocate its assets among several investment sectors, without limitation, which may include: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance, as the 3-month Secured Overnight Financing Rate rose.

»	Exposure to high yield credit contributed to performance, as the asset class posted positive returns.

»	Exposure to investment grade credit contributed to performance, as the asset class posted positive returns.

»	Exposure to agency mortgage-backed securities detracted from performance, as the sector underperformed during the third quarter and the beginning of the fourth quarter of 2023.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance, as breakeven inflation fell.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	19

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

Ticker Symbol - MINO

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Municipal Bonds & Notes	92.2%

Short-Term Instruments	7.3%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	Fund Inception (09/08/2021)
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (Based on Net Asset Value)	4.37%	8.57%	(1.07)%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (At Market Price)(1)	4.30%	8.48%	(1.12)%
Bloomberg Municipal Bond Index±	3.63%	6.40%	(1.15)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.49%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund seeks current income exempt from federal income tax and long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly fell.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as holdings underperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	There were no other material detractors for this Fund.

20	PIMCO ETF TRUST

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund

Ticker Symbol - PRFD

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Corporate Bonds & Notes	54.8%

Preferred Securities	37.9%

Short-Term Instruments	4.6%

U.S. Treasury Obligations	2.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	Fund Inception (01/18/2023)*
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund (Based on Net Asset Value)	7.44%	1.85%
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund (At Market Price)(1)	7.40%	1.89%
ICE BofA US All Capital Securities Index±	6.26%	2.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofA US All Capital Securities Index tracks the performance of fixed rate, US dollar denominated hybrid corporate and preferred securities publicly issued in the US domestic market. Qualifying securities must be rated by Moody’s, S&P or Fitch. Floating rate coupon or dividend securities are excluded, but zero, step and rating-dependent coupons are included.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.89%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund seeks total return, with a secondary objective of income generation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include (1) securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements and (2) securities, which may include instruments referred to as hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt. Preferred securities and Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within U.K. Additional Tier 1 securities, specifically overweight exposure to a leading U.K. commercial bank, contributed to performance, as spreads tightened amid strong earnings results.

»	Security selection within French Additional Tier 1 securities, specifically overweight exposure to a large eurozone bank, contributed to performance, as spreads tightened amid strong earnings results.

»	Security selection within U.S. non-financial retail preferreds, specifically underweight exposure to a large wireline telecommunication provider, contributed to performance, as the company disclosed a transaction support agreement that could result in a distressed debt exchange.

»	Security selection within U.S. preferreds, specifically underweight exposure to a large global custody bank, detracted from performance, as spreads tightened alongside the global banking sector recovery.

»	Underweight exposure to front-end U.S. duration detracted from performance, as U.S. interest rates rallied.

»	Security selection within U.S. insurance capital, specifically underweight exposure to an annuity life insurance company, detracted from performance, as the company benefitted from the higher rate environment.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	21

PIMCO Senior Loan Active Exchange-Traded Fund

Ticker Symbol - LONZ

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Loan Participations and Assignments	80.3%

Short-Term Instruments	16.0%

Corporate Bonds & Notes	3.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	Fund Inception (06/08/2022)
PIMCO Senior Loan Active Exchange-Traded Fund (Based on Net Asset Value)	6.49%	12.96%	8.67%
PIMCO Senior Loan Active Exchange-Traded Fund (At Market Price)(1)	6.12%	12.56%	8.43%
iBoxx USD Liquid Leveraged Loans Index±	5.34%	11.82%	8.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± iBoxx USD Liquid Leveraged Loans Index comprises approximately 100 of the most liquid, tradable USD leveraged loans. Index constituents are derived using selection criteria such as loan type, minimum size, liquidity, credit ratings, initial spreads and minimum time to maturity.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.72%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Senior Loan Active Exchange-Traded Fund seeks to provide current income consistent with prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Senior Loans, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Senior Loans” include senior secured floating rate bank loans, also referred to as leveraged loans, bank loans and floating rate loans, that are first or second lien loans. The Fund may also invest in collateralized loan obligations and high-yield corporate debt securities, which may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the wirelines sector, particularly overweight exposure to a select position, contributed to performance, as prices of the position rose.

»	Security selection in the retail sector, particularly underweight exposure to a select position, contributed to performance, as prices of the position fell.

»	Security selection in the cable and satellite sector, particularly overweight exposure to a select position, contributed to performance, as prices of the position rose.

»	Security selection in the building materials sector, particularly underweight exposure to a select position, detracted from performance, as prices of the position rose.

»	Security selection in the chemicals sector, particularly underweight exposure to select position, detracted from performance, as prices of the position rose.

»	Overweight exposure to the transportation sector detracted from performance, as the sector underperformed.

22	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.8%

Ad Valorem Property Tax	11.5%

Electric Power & Light Revenue	10.9%

Natural Gas Revenue	7.0%

General Fund	6.4%

College & University Revenue	4.3%

Highway Revenue Tolls	4.1%

Economic Development Revenue	4.0%

Local or Guaranteed Housing	3.7%

Water Revenue	3.5%

Industrial Revenue	3.0%

Sales Tax Revenue	2.9%

Tobacco Settlement Funded	2.9%

Lease (Appropriation)	2.0%

Fuel Sales Tax Revenue	1.8%

Income Tax Revenue	1.5%

Port, Airport & Marina Revenue	1.4%

Miscellaneous Revenue	1.4%

Hotel Occupancy Tax	1.1%

Other	4.6%

Short-Term Instruments	8.0%

U.S. Treasury Obligations	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	2.80%	4.44%	1.68%	1.32%	1.26%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	2.80%	4.39%	1.65%	1.32%	1.25%
Bloomberg 1-Year Municipal Bond Index±	2.23%	3.39%	1.34%	1.09%	1.08%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.35%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to a select duration position contributed to performance, as municipal rates broadly fell.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the water and sewer sector detracted from performance, as holdings underperformed the broader municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as holdings underperformed the broader municipal market.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	23

PIMCO Ultra Short Government Active Exchange-Traded Fund

Ticker Symbol - BILZ

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Short-Term Instruments	98.8%

U.S. Government Agencies	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	Fund Inception (06/21/2023)*
PIMCO Ultra Short Government Active Exchange-Traded Fund (Based on Net Asset Value)	2.72%	2.88%
PIMCO Ultra Short Government Active Exchange-Traded Fund (At Market Price)(1)	2.74%	2.91%
FTSE 3-Month Treasury Bill Index±	2.80%	2.93%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.14%. See Financial Highlights for actual expense ratios as of the end of the period covered by the report.

Investment Objective and Strategy Overview

PIMCO Ultra Short Government Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity investing under normal circumstances at least 80% of its assets in U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the United States contributed to relative performance, as interest rates rose.

»	There we no material detractors for this Fund.

24	PIMCO ETF TRUST

PIMCO Commodity Strategy Active Exchange-Traded Fund (Consolidated)

Ticker Symbol - CMDT

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2023†§

Corporate Bonds & Notes	45.7%

Short-Term Instruments	21.1%

Asset-Backed Securities	14.3%

Commodities	6.6%

Mutual Funds	6.4%

Sovereign Issues	3.8%

U.S. Government Agencies	2.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	6 Months*	Fund Inception (05/09/2023)*
PIMCO Commodity Strategy Active Exchange-Traded Fund (Based on Net Asset Value)	4.36%	5.32%
PIMCO Commodity Strategy Active Exchange-Traded Fund (At Market Price)(1)	4.63%	5.51%
Bloomberg Commodity Index Total Return±	(0.14)%	(1.39)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.84%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Commodity Strategy Active Exchange-Traded Fund seeks total return which exceeds that of the Bloomberg Commodity Index Total Return, consistent with prudent investment management, by investing, under normal circumstances, in commodity-linked derivative instruments backed by an actively managed and diversified portfolio of Fixed Income Instruments of varying maturities and may also invest directly in commodities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to natural gas contributed to relative performance, as the commodity posted negative returns.

»	Underweight exposure to corn contributed to relative performance, as the commodity posted negative returns.

»	Underweight exposure to soybean oil contributed to relative performance, as the commodity posted negative returns.

»	Overweight exposure to cocoa contributed to relative performance, as the commodity posted positive returns.

»	Exposure to California Carbon Allowances contributed to relative performance, as the commodity posted positive returns.

»	Tactical positioning to raw sugar contributed to relative performance, as the commodity posted positive returns from June to October and negative returns in November and December.

»	Underweight exposure to coffee detracted from relative performance, as the commodity posted positive returns.

»	Underweight exposure to gold detracted from relative performance, as the commodity posted positive returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. You may also pay brokerage commissions on your purchases and sales of Fund shares, which are not reflected in the Example. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2023 to December 31, 2023 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$950.50	$0.73	$1,000.00	$1,024.25	$0.76	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,028.90	1.01	1,000.00	1,024.00	1.01	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	963.60	0.98	1,000.00	1,024.00	1.01	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,014.00	1.01	1,000.00	1,024.00	1.01	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,066.20	2.89	1,000.00	1,022.20	2.83	0.56
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,050.10	1.59	1,000.00	1,023.45	1.57	0.31
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,034.80	3.46	1,000.00	1,021.60	3.44	0.68
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,037.50	2.70	1,000.00	1,022.35	2.68	0.53
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	1,030.60	1.27	1,000.00	1,023.75	1.26	0.25
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,031.60	1.78	1,000.00	1,023.25	1.77	0.35
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,037.50	1.78	1,000.00	1,023.25	1.77	0.35
PIMCO Multisector Bond Active Exchange-Traded Fund	1,000.00	1,050.80	3.33	1,000.00	1,021.75	3.29	0.65
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	1,000.00	1,043.70	2.04	1,000.00	1,023.00	2.02	0.40
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	1,000.00	1,074.40	3.89	1,000.00	1,021.25	3.79	0.75

26	PIMCO ETF TRUST

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Senior Loan Active Exchange-Traded Fund	$1,000.00	$1,064.90	$3.10	$1,000.00	$1,022.00	$3.03	0.60%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,028.00	1.77	1,000.00	1,023.25	1.77	0.35
PIMCO Ultra Short Government Active Exchange-Traded Fund	1,000.00	1,027.20	0.76	1,000.00	1,024.25	0.76	0.15
PIMCO Commodity Strategy Active Exchange-Traded Fund (Consolidated)	1,000.00	1,043.60	3.37	1,000.00	1,021.70	3.34	0.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	27

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$91.83	$1.61	$(6.24)	$(4.63)	$(2.27)	$0.00	$0.00	$(2.27)

06/30/2023	108.27	3.12	(16.97)	(13.85)	(2.59)	0.00	0.00	(2.59)

06/30/2022	145.38	2.59	(37.32)	(34.73)	(2.38)	0.00	0.00	(2.38)

06/30/2021	173.14	2.49	(27.75)	(25.26)	(2.50)	0.00	0.00	(2.50)

06/30/2020	128.17	2.99	45.06	48.05	(3.08)	0.00	0.00	(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$50.30	$0.42	$1.02	$1.44	$(0.59)	$0.00	$0.00	$(0.59)

06/30/2023	52.31	1.66	(2.01)	(0.35)	(1.66)	0.00	0.00	(1.66)

06/30/2022	55.05	2.97	(2.83)	0.14	(2.88)	0.00	0.00	(2.88)

06/30/2021	53.21	1.85	1.35	3.20	(1.36)	0.00	0.00	(1.36)

06/30/2020	52.62	0.26	1.56	1.82	(1.07)	0.00	(0.16)	(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$60.01	$0.94	$(3.16)	$(2.22)	$(1.30)	$0.00	$0.00	$(1.30)

06/30/2023	65.19	3.08	(5.12)	(2.04)	(3.14)	0.00	0.00	(3.14)

06/30/2022	86.49	4.78	(21.26)	(16.48)	(4.82)	0.00	0.00	(4.82)

06/30/2021	83.31	2.10	2.85	4.95	(1.77)	0.00	0.00	(1.77)

06/30/2020	69.61	0.19	15.22	15.41	(1.71)	0.00	0.00	(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$54.08	$1.14	$(0.42)	$0.72	$(1.50)	$0.00	$0.00	$(1.50)

06/30/2023	57.62	3.34	(3.90)	(0.56)	(2.98)	0.00	0.00	(2.98)

06/30/2022	65.77	3.65	(7.47)	(3.82)	(3.79)	(0.54)	0.00	(4.33)

06/30/2021	63.20	2.07	1.89	3.96	(1.39)	0.00	0.00	(1.39)

06/30/2020	59.46	0.22	4.82	5.04	(1.09)	0.00	(0.21)	(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$90.98	$3.01	$2.85	$5.86	$(3.62)	$0.00	$0.00	$(3.62)

06/30/2023	88.56	5.18	2.56	7.74	(5.32)	0.00	0.00	(5.32)

06/30/2022	99.99	3.33	(11.31)	(7.98)	(3.45)	0.00	0.00	(3.45)

06/30/2021	91.45	3.70	9.16	12.86	(4.32)	0.00	0.00	(4.32)

06/30/2020	100.71	4.08	(8.54)	(4.46)	(4.80)	0.00	0.00	(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$94.77	$2.06	$2.56	$4.62	$(2.37)	$0.00	$0.00	$(2.37)

06/30/2023	96.33	3.67	(1.69)	1.98	(3.54)	0.00	0.00	(3.54)

06/30/2022	114.60	2.64	(18.11)	(15.47)	(2.72)	(0.08)	0.00	(2.80)

06/30/2021	114.04	2.92	0.79	3.71	(3.01)	(0.14)	0.00	(3.15)

06/30/2020	107.27	3.40	6.88	10.28	(3.51)	0.00	0.00	(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

PIMCO Active Bond Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$91.62	$2.11	$0.99	$3.10	$(2.28)	$0.00	$0.00	$(2.28)

06/30/2023	95.16	3.65	(3.80)	(0.15)	(3.39)	0.00	0.00	(3.39)

06/30/2022	111.01	2.52	(15.52)	(13.00)	(2.85)	0.00	0.00	(2.85)

06/30/2021	111.39	2.27	0.16	2.43	(2.81)	0.00	0.00	(2.81)

06/30/2020	107.54	2.88	4.42	7.30	(3.45)	0.00	0.00	(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$93.86	$2.29	$1.18	$3.47	$(2.49)	$0.00	$0.00	$(2.49)

06/30/2023	96.16	3.30	(2.83)	0.47	(2.77)	0.00	0.00	(2.77)

06/30/2022	101.78	1.43	(5.87)	(4.44)	(1.18)	0.00	0.00	(1.18)

06/30/2021	101.79	1.16	0.43	1.59	(1.60)	0.00	0.00	(1.60)

06/30/2020	100.15	2.61	2.06	4.67	(3.03)	0.00	0.00	(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

28	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$84.93	(4.93)%	$1,288,450	0.15	%*	0.15	%*	0.15	%*	0.15	%*	4.12	%*	20%

91.83	(12.87)	947,726	0.15		0.15		0.15		0.15		3.30		26

108.27	(24.29)	435,244	0.15		0.15		0.15		0.15		1.90		12

145.38	(14.70)	395,447	0.15		0.15		0.15		0.15		1.59		25

173.14	37.97	375,713	0.15		0.15		0.15		0.15		1.98		14

128.17	14.17	265,315	0.15		0.15		0.15		0.15		2.79		21

$51.15	2.89%	$581,621	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.65	%*	12%

50.30	(0.71)	833,417	0.20		0.20		0.20		0.20		3.26		25

52.31	0.18	1,575,509	0.20		0.20		0.20		0.20		5.46		23

55.05	6.07	972,716	0.20		0.20		0.20		0.20		3.40		26

53.21	3.52	628,978	0.20		0.20		0.20		0.20		0.49		30

52.62	3.17	748,304	0.20		0.20		0.20		0.20		1.89		36

$56.49	(3.64)%	$769,335	0.20	%*	0.20	%*	0.20	%*	0.20	%*	3.44	%*	2%

60.01	(3.33)	670,356	0.20		0.20		0.20		0.20		4.99		5

65.19	(20.04)	620,606	0.20		0.20		0.20		0.20		5.69		4

86.49	6.00	602,828	0.20		0.20		0.20		0.20		2.46		4

83.31	22.47	614,024	0.20		0.20		0.20		0.20		0.25		9

69.61	5.06	178,903	0.20		0.20		0.20		0.20		2.45		6

$53.30	1.40%	$113,528	0.20	%*	0.20	%*	0.20	%*	0.20	%*	4.34	%*	58%

54.08	(1.06)	131,420	0.20		0.20		0.20		0.20		5.95		213

57.62	(6.25)	194,771	0.20		0.20		0.20		0.20		5.70		177

65.77	6.31	176,261	0.20		0.20		0.20		0.20		3.19		5

63.20	8.61	61,936	0.20		0.20		0.20		0.20		0.35		10

59.46	4.69	52,327	0.20		0.20		0.20		0.20		1.89		9

$93.22	6.62%	$1,249,137	0.56	%*	0.56	%*	0.55	%*	0.55	%*	6.63	%*	22%

90.98	8.98	1,100,838	0.56		0.56		0.55		0.55		5.71		42

88.56	(8.24)	1,115,806	0.55		0.55		0.55		0.55		3.43		45

99.99	14.35	2,239,839	0.55		0.55		0.55		0.55		3.81		65

91.45	(4.56)	1,156,826	0.56		0.56		0.55		0.55		4.22		36

100.71	5.71	1,460,224	0.56		0.56		0.55		0.55		4.66		27

$97.02	5.01%	$1,031,376	0.31	%*	0.31	%*	0.20	%*	0.20	%*	4.43	%*	2%

94.77	2.12	742,059	0.23		0.23		0.20		0.20		3.85		17

96.33	(13.77)	580,883	0.20		0.20		0.20		0.20		2.42		41

114.60	3.29	794,189	0.20		0.20		0.20		0.20		2.55		21

114.04	9.76	659,123	0.20		0.20		0.20		0.20		3.10		18

107.27	10.65	797,018	0.20		0.20		0.20		0.20		3.41		27

$92.44	3.48%	$3,998,161	0.68	%*	0.68	%*	0.55	%*	0.55	%*	4.72	%*	206%

91.62	(0.13)	3,478,849	0.58		0.58		0.55		0.55		3.93		352

95.16	(11.96)	3,224,915	0.56		0.56		0.55		0.55		2.37		368

111.01	2.20	4,282,895	0.55		0.55		0.55		0.55		2.04		273

111.39	6.92	3,400,704	0.57		0.57		0.55		0.55		2.65		146

107.54	7.99	2,422,925	0.73		0.73		0.55		0.55		3.42		155

$94.84	3.75%	$961,635	0.53	%*	0.53	%*	0.47	%*	0.47	%*	4.88	%*	96%

93.86	0.51	1,041,832	0.51		0.51		0.46		0.46		3.47		133

96.16	(4.38)	1,444,341	0.53		0.53		0.46		0.46		1.44		269

101.78	1.57	1,129,706	0.47		0.49		0.44		0.46		1.13		73

101.79	4.77	496,743	0.49		0.56		0.39		0.46		2.61		378

100.15	3.66	352,514	0.79		0.86		0.39		0.46		2.98		1,613

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$97.94	$2.52	$0.43	$2.95	$(2.97)	$0.00	$0.00	$(2.97)

06/30/2023	98.43	3.15	0.27	3.42	(3.91)	0.00	0.00	(3.91)

06/30/2022	100.66	0.67	(2.11)	(1.44)	(0.71)	(0.08)	0.00	(0.79)

06/30/2021	100.64	0.74	0.26	1.00	(0.98)	0.00	0.00	(0.98)

12/10/2019 - 06/30/2020	100.00	1.04	0.49	1.53	(0.89)	0.00	0.00	(0.89)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$99.78	$2.65	$0.46	$3.11	$(3.08)	$0.00	$0.00	$(3.08)

06/30/2023	99.13	3.48	0.49	3.97	(3.32)	0.00	0.00	(3.32)

06/30/2022	101.99	0.67	(2.90)	(2.23)	(0.62)	(0.01)	0.00	(0.63)

06/30/2021	101.65	0.52	0.39	0.91	(0.57)	0.00	0.00	(0.57)

06/30/2020	101.75	2.06	0.15	2.21	(2.31)	0.00	0.00	(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$51.82	$0.84	$1.07	$1.91	$(0.98)	$0.00	$0.00	$(0.98)

06/30/2023	51.56	1.48	0.17	1.65	(1.39)	0.00	0.00	(1.39)

06/30/2022	56.72	0.92	(5.19)	(4.27)	(0.89)	0.00	0.00	(0.89)

06/30/2021	55.73	0.97	1.00	1.97	(0.98)	0.00	0.00	(0.98)

06/30/2020	54.77	1.24	0.96	2.20	(1.24)	0.00	0.00	(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

PIMCO Multisector Bond Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$25.02	$0.66	$0.58	$1.24	$(0.70)	$0.00	$0.00	$(0.70)

06/21/2023 - 06/30/2023	25.00	0.04	(0.02)	0.02	0.00	0.00	0.00	0.00

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$44.58	$0.90	$1.00	$1.90	$(1.01)	$0.00	$0.00	$(1.01)

06/30/2023	44.06	1.69	0.40	2.09	(1.57)	0.00	0.00	(1.57)

09/08/2021 - 06/30/2022	50.00	0.66	(6.07)	(5.41)	(0.53)	0.00	0.00	(0.53)

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$46.61	$1.30	$2.06	$3.36	$(1.63)	$0.00	$0.00	$(1.63)

01/18/2023 - 06/30/2023	50.00	1.11	(3.69)	(2.58)	(0.81)	0.00	0.00	(0.81)

PIMCO Senior Loan Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$49.87	$2.26	$0.91	$3.17	$(2.39)	$0.00	$0.00	$(2.39)

06/30/2023	48.18	3.93	1.18	5.11	(3.42)	0.00	0.00	(3.42)

06/08/2022 - 06/30/2022	50.00	0.06	(1.88)	(1.82)	0.00	0.00	0.00	0.00

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$49.57	$0.75	$0.62	$1.37	$(0.88)	$0.00	$0.00	$(0.88)

06/30/2023	49.56	1.12	(0.06)	1.06	(1.05)	0.00	0.00	(1.05)

06/30/2022	51.41	0.34	(1.89)	(1.55)	(0.30)	0.00	0.00	(0.30)

06/30/2021	51.04	0.42	0.42	0.84	(0.47)	0.00	0.00	(0.47)

06/30/2020	50.53	0.81	0.51	1.32	(0.81)	0.00	0.00	(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

PIMCO Ultra Short Government Active Exchange-Traded Fund

07/01/2023 - 12/31/2023+	$100.15	$2.71	$(0.01)	$2.70	$(2.24)	$0.00	$0.00	$(2.24)

06/21/2023 - 06/30/2023	100.00	0.18	(0.03)	0.15	0.00	0.00	0.00	0.00

PIMCO Commodity Strategy Active Exchange-Traded Fund (Consolidated)

07/01/2023 - 12/31/2023+	$25.23	$0.64	$0.47	$1.11	$(0.67)	$(0.03)	$0.00	$(0.70)

05/09/2023 - 06/30/2023	25.00	0.18	0.05	0.23	0.00	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

30	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$97.92	3.06%	$170,380	0.25	%*	0.37	%*	0.25	%*	0.37	%*	5.16	%*	32%

97.94	3.56	150,823	0.24		0.36		0.24		0.36		3.20		53

98.43	(1.43)	184,071	0.25		0.37		0.24		0.36		0.67		75

100.66	0.99	153,000	0.25		0.37		0.25		0.37		0.74		120

100.64	1.54	87,553	0.27	*	0.51	*	0.24	*	0.48	*	1.87	*	102

$99.81	3.16%	$10,300,886	0.35	%*	0.35	%*	0.35	%*	0.35	%*	5.31	%*	28%

99.78	4.09	9,257,897	0.35		0.35		0.35		0.35		3.49		35

99.13	(2.20)	11,757,526	0.36		0.36		0.35		0.35		0.67		100

101.99	0.89	14,024,433	0.35		0.35		0.35		0.35		0.51		71

101.65	2.21	13,914,440	0.37		0.37		0.35		0.35		2.03		81

101.75	2.84	11,939,913	0.36		0.36		0.35		0.35		2.70		72

$52.75	3.75%	$1,369,874	0.35	%*	0.35	%*	0.35	%*	0.35	%*	3.30	%*	10%

51.82	3.26	981,032	0.35		0.35		0.35		0.35		2.86		47

51.56	(7.63)	847,128	0.35		0.35		0.35		0.35		1.68		50

56.72	3.56	647,152	0.35		0.35		0.35		0.35		1.72		16

55.73	4.06	468,662	0.35		0.35		0.35		0.35		2.25		34

54.77	6.41	304,515	0.35		0.35		0.35		0.35		2.63		39

$25.56	5.08%	$288,296	0.65	%*	0.75	%*	0.57	%*	0.67	%*	5.31	%*	242%

25.02	0.08	65,053	0.55	*	0.82	*	0.55	*	0.82	*	4.29	*	20

$45.47	4.37%	$106,401	0.40	%*	0.50	%*	0.40	%*	0.50	%*	4.09	%*	25%

44.58	4.87	74,899	0.39		0.49		0.39		0.49		3.80		84

44.06	(10.89)	42,296	0.40	*	0.68	*	0.40	*	0.68	*	1.71	*	238

$48.34	7.42%	$78,309	0.75	%*	0.90	%*	0.71	%*	0.86	%*	5.62	%*	21%

46.61	(5.18)	93,214	0.74	*	1.04	*	0.69	*	0.99	*	5.18	*	22

$50.65	6.54%	$264,377	0.60	%*	0.76	%*	0.57	%*	0.73	%*	8.91	%*	35%

49.87	10.94	165,559	0.52		0.72		0.50		0.70		7.98		46

48.18	(3.64)	64,557	0.50	*	0.95	*	0.50	*	0.95	*	1.95	*	0

$50.06	2.80%	$557,711	0.35	%*	0.35	%*	0.35	%*	0.35	%*	3.02	%*	13%

49.57	2.16	525,450	0.35		0.35		0.35		0.35		2.26		64

49.56	(3.03)	562,994	0.35		0.35		0.35		0.35		0.67		64

51.41	1.66	452,932	0.35		0.35		0.35		0.35		0.83		27

51.04	2.64	176,581	0.35		0.35		0.35		0.35		1.60		55

50.53	3.17	96,505	0.35		0.35		0.35		0.35		1.91		49

$100.61	2.72%	$178,086	0.15	%*	0.16	%*	0.15	%*	0.16	%*	5.38	%*	0%

100.15	0.15	13,019	0.14	*	0.69	*	0.14	*	0.69	*	5.01	*	0

$25.64	4.36%	$198,083	0.66	%*	0.88	%*	0.65	%*	0.87	%*	4.81	%*	34%

25.23	0.92	198,722	0.64	*	1.13	*	0.63	*	1.12	*	4.10	*	7

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$1,300,472	$579,957	$766,073	$113,073	$1,254,420	$1,043,403	$4,308,413
Investments in Affiliates	0	0	0	0	31,984	6,847	40,754
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	37	0	14
Over the counter	0	0	0	0	0	0	0
Cash	248	2	7	11	371	539	2,507
Deposits with counterparty	0	0	0	0	10,319	1,929	20,145
Foreign currency, at value	0	0	0	0	0	1	335
Receivable for investments sold	64,797	0	0	181	187	0	1,156
Receivable for TBA investments sold	0	0	0	0	0	0	463,695
Receivable for Fund shares sold	0	0	5,649	0	0	0	25,895
Interest and/or dividends receivable	3	1,765	3,380	414	21,115	11,882	31,092
Dividends receivable from Affiliates	0	0	0	0	0	0	212
Reimbursement receivable from PIMCO	0	0	0	0	0	0	21
Prepaid expenses	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	1
Total Assets	1,365,520	581,724	775,109	113,679	1,318,433	1,064,601	4,894,240

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$447	$13,452	$0
Payable for sale-buyback transactions	0	0	0	0	0	8,351	14,353
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	15	11	136
Over the counter	0	0	0	0	0	0	748
Payable for investments purchased	64,794	0	5,635	0	28,428	0	40,369
Payable for TBA investments purchased	0	0	0	0	0	0	802,048
Payable for unfunded loan commitments	0	0	0	0	0	0	0
Payable upon return of securities loaned	0	0	0	0	32,311	7,386	0
Deposits from counterparty	0	0	0	0	0	131	21,940
Payable for Fund shares redeemed	0	0	0	0	0	0	0
Distributions payable	12,106	0	0	131	7,504	3,721	14,610
Overdraft due to custodian	0	0	0	0	0	0	0
Accrued management fees	170	103	139	20	591	173	1,875
Other liabilities	0	0	0	0	0	0	0
Total Liabilities	77,070	103	5,774	151	69,296	33,225	896,079

Commitments and contingent liabilities^^

Net Assets	$1,288,450	$581,621	$769,335	$113,528	$1,249,137	$1,031,376	$3,998,161

Net Assets Consist of:

Paid in capital	$1,576,514	$675,756	$1,076,296	$148,278	$1,497,922	$1,089,601	$4,599,489
Distributable earnings (accumulated loss)	(288,064)	(94,135)	(306,961)	(34,750)	(248,785)	(58,225)	(601,328)

Net Assets	$1,288,450	$581,621	$769,335	$113,528	$1,249,137	$1,031,376	$3,998,161

Shares Issued and Outstanding	15,170	11,370	13,620	2,130	13,400	10,630	43,250

Net Asset Value Per Share Outstanding(a):	$84.93	$51.15	$56.49	$53.30	$93.22	$97.02	$92.44

Cost of investments in securities	$1,398,634	$616,373	$1,022,606	$117,394	$1,259,852	$1,072,502	$4,316,748
Cost of investments in Affiliates	$0	$0	$0	$0	$31,984	$6,847	$40,033
Cost of foreign currency held	$0	$0	$0	$0	$0	$1	$398
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0	$447	$513	$783

* Includes repurchase agreements of:	$12,437	$136	$128	$0	$60,090	$756	$69,624
^ Includes securities on loan of:	$0	$0	$0	$0	$31,652	$7,243	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

32	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Multisector Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund

$1,039,197	$169,855	$10,155,442	$1,381,643	$404,801	$108,645	$77,584	$308,300	$566,929	$178,787
0	0	0	0	0	0	0	0	0	0

523	0	0	0	38	13	18	2	0	0
462	0	0	0	49	0	0	1,330	0	0
0	118	15,790	0	1,253	538	243	0	0	9
4,663	164	12,604	0	2,664	215	744	2,539	0	0
41	169	0	0	199	0	39	0	0	0
18	0	921	0	35	35	0	8,457	0	0
63,390	0	0	0	125,237	0	0	0	0	0
0	0	104,745	0	4,091	0	0	0	0	0
8,598	1,222	62,900	12,631	2,123	1,013	977	2,169	5,012	20
0	0	0	0	0	0	0	0	0	0
2	17	0	0	21	9	10	22	0	2
0	0	0	0	0	0	0	8	0	0
0	0	0	0	0	0	0	0	0	0
1,116,894	171,545	10,352,402	1,394,274	540,511	110,468	79,615	322,827	571,941	178,818

$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
0	0	0	0	0	0	751	0	0	0

54	9	692	0	80	0	62	3	0	0
115	220	0	0	223	0	17	0	0	0
0	0	187	20,046	3,068	3,677	0	55,605	2,571	0
147,324	0	0	0	246,103	0	0	0	0	0
0	0	0	0	0	0	0	43	0	0
0	0	0	0	0	0	0	0	0	0
3,576	0	0	0	1,311	0	1	1,212	0	0
0	0	0	0	0	0	0	0	10,013	0
3,752	884	47,504	3,895	1,290	346	421	1,357	1,474	713
51	0	0	55	0	0	0	63	0	0
387	52	3,132	404	140	44	54	159	172	19
0	0	1	0	0	0	0	8	0	0
155,259	1,165	51,516	24,400	252,215	4,067	1,306	58,450	14,230	732

$961,635	$170,380	$10,300,886	$1,369,874	$288,296	$106,401	$78,309	$264,377	$557,711	$178,086

$1,050,265	$174,783	$10,602,316	$1,371,399	$281,452	$108,036	$79,755	$260,097	$568,716	$178,042
(88,630)	(4,403)	(301,430)	(1,525)	6,844	(1,635)	(1,446)	4,280	(11,005)	44

$961,635	$170,380	$10,300,886	$1,369,874	$288,296	$106,401	$78,309	$264,377	$557,711	$178,086

10,140	1,740	103,210	25,970	11,280	2,340	1,620	5,220	11,140	1,770

$94.84	$97.92	$99.81	$52.75	$25.56	$45.47	$48.34	$50.65	$50.06	$100.61

$1,045,390	$170,866	$10,200,753	$1,343,301	$399,480	$104,503	$75,822	$304,249	$565,583	$178,775
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$46	$167	$0	$0	$198	$0	$39	$0	$0	$0
$(980)	$0	$0	$0	$4,223	$0	$237	$210	$0	$0

$1,544	$15,100	$141,563	$616	$10,400	$6,800	$3,100	$49,400	$551	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	33

Consolidated Statement of Assets and Liabilities	December 31, 2023	(Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Commodity Strategy Active Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*	$176,799
Investments in Affiliates	12,134
Financial Derivative Instruments
Exchange-traded or centrally cleared	316
Over the counter	67
Cash	1,621
Deposits with counterparty	10,136
Foreign currency, at value	49
Interest and/or dividends receivable	966
Dividends receivable from Affiliates	57
Reimbursement receivable from PIMCO	41
Total Assets	202,186

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,291
Over the counter	251
Payable for investments purchased	3
Deposits from counterparty	10
Distributions payable	2,395
Accrued management fees	153
Total Liabilities	4,103

Commitments and contingent liabilities^

Net Assets	$198,083

Net Assets Consist of:

Paid in capital	$194,660
Distributable earnings (accumulated loss)	3,423

Net Assets	$198,083

Shares Issued and Outstanding:	7,725

Net Asset Value Per Share Outstanding(a):	$25.64

Cost of investments in securities	$176,354
Cost of investments in Affiliates	$12,172
Cost of foreign currency held	$49
Cost or premiums of financial derivative instruments, net	$63

* Includes repurchase agreements of:	$4,500

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

34	PIMCO ETF TRUST	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest	$21,579	$6,234	$12,162	$2,691
Dividends	0	0	0	0
Dividends from Investments in Affiliates	0	0	0	0
Securities lending income	0	0	0	0
Total Income	21,579	6,234	12,162	2,691

Expenses:

Management fees	758	673	668	119
Trustee fees	8	7	6	1
Interest expense	0	0	0	0
Organizational expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	766	680	674	120
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	766	680	674	120

Net Investment Income (Loss)	20,813	5,554	11,488	2,571

Net Realized Gain (Loss):

Investments in securities	(105,204)	(4,808)	(12,336)	(4,714)
In-kind redemptions	26,466	(18,644)	3,064	(358)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(78,738)	(23,452)	(9,272)	(5,072)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	82,803	35,521	(14,103)	4,206
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	82,803	35,521	(14,103)	4,206

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,878	$17,623	$(11,887)	$1,705

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	35

Statements of Operations	(Cont.)

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund

Investment Income:

Interest	$41,452	$20,535	$97,046	$26,647
Dividends	13	0	0	0
Dividends from Investments in Affiliates	0	0	1,378	0
Securities lending income	336	51	0	0
Total Income	41,801	20,586	98,424	26,647

Expenses:

Management fees	3,197	868	10,038	2,266
Trustee fees	10	7	31	10
Interest expense	53	478	2,314	300
Organizational expense	0	0	0	0
Miscellaneous expense	0	0	16	24
Total Expenses	3,260	1,353	12,399	2,600
Waiver and/or Reimbursement by PIMCO	0	0	(77)	(10)
Net Expenses	3,260	1,353	12,322	2,590

Net Investment Income (Loss)	38,541	19,233	86,102	24,057

Net Realized Gain (Loss):

Investments in securities	(15,075)	(623)	(155,081)	(1,777)
In-kind redemptions	(55)	(841)	0	0
Exchange-traded or centrally cleared financial derivative instruments	2,782	220	2,526	(2,532)
Over the counter financial derivative instruments	3	0	607	(1,655)
Foreign currency	0	0	(7)	244

Net Realized Gain (Loss)	(12,345)	(1,244)	(151,955)	(5,720)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	47,589	31,255	198,725	12,262
Investments in Affiliates	0	0	464	0
Exchange-traded or centrally cleared financial derivative instruments	2,295	257	3,024	4,126
Over the counter financial derivative instruments	0	0	(58)	1,187
Foreign currency assets and liabilities	0	0	(36)	18

Net Change in Unrealized Appreciation (Depreciation)	49,884	31,512	202,119	17,593

Net Increase (Decrease) in Net Assets Resulting from Operations	$76,080	$49,501	$136,266	$35,930

36	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Multisector Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund

$4,355	$279,505	$19,852	$4,146	$1,920	$2,736	$10,641	$9,096	$1,611
0	0	0	0	0	6	0	0	0
0	0	0	0	0	0	0	0	0
0	5	0	0	0	0	0	0	0
4,355	279,510	19,852	4,146	1,920	2,742	10,641	9,096	1,611

290	17,238	1,899	452	210	361	781	945	41
1	83	9	3	1	1	2	5	2
1	77	0	55	0	18	38	0	1
0	0	0	0	0	0	0	0	8
4	2	0	3	2	8	28	0	0
296	17,400	1,908	513	213	388	849	950	52
(98)	0	0	(68)	(44)	(65)	(180)	0	(9)
198	17,400	1,908	445	169	323	669	950	43

4,157	262,110	17,944	3,701	1,751	2,419	9,972	8,146	1,568

(121)	2,663	(4,815)	(33)	(459)	(972)	(610)	(869)	30
0	0	0	0	0	(584)	0	0	2
84	6,713	0	983	51	(946)	260	0	0
163	0	0	0	0	18	(724)	0	0
5	0	0	(23)	0	(1)	0	0	0

131	9,376	(4,815)	927	(408)	(2,485)	(1,074)	(869)	32

1,104	50,294	38,098	5,446	3,424	4,087	3,598	7,756	13
0	0	0	0	0	0	0	0	0
(235)	(16,996)	0	1,256	(228)	482	(5)	0	0
(299)	0	0	(154)	0	1	1,624	0	0
0	0	0	(9)	0	1	0	0	0

570	33,298	38,098	6,539	3,196	4,571	5,217	7,756	13

$4,858	$304,784	$51,227	$11,167	$4,539	$4,505	$14,115	$15,033	$1,613

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	37

Consolidated Statement of Operations

Six Months Ended December 31, 2023 (Unaudited)
(Amounts in thousands†)	PIMCO Commodity Strategy Active Exchange- Traded Fund

Investment Income:

Interest	$5,560
Dividends from Investments in Affiliates	57
Total Income	5,617

Expenses:

Investment advisory fees	879
Trustee fees	4
Interest expense	11
Miscellaneous expense	5
Total Expenses	899
Waiver and/or Reimbursement by PIMCO	(224)
Net Expenses	675

Net Investment Income (Loss)	4,942

Net Realized Gain (Loss):

Investments in securities	100
Exchange-traded or centrally cleared financial derivative instruments	8,863
Over the counter financial derivative instruments	651
Foreign currency	1

Net Realized Gain (Loss)	9,615

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	478
Investments in Affiliates	(37)
Exchange-traded or centrally cleared financial derivative instruments	(6,188)
Over the counter financial derivative instruments	(82)
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	(5,828)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO ETF TRUST	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$20,813	$23,539	$5,554	$38,492	$11,488	$33,329	$2,571	$11,267
Net realized gain (loss)	(78,738)	(65,687)	(23,452)	(55,574)	(9,272)	(14,974)	(5,072)	(28,375)
Net change in unrealized appreciation (depreciation)	82,803	(23,073)	35,521	6,387	(14,103)	(35,660)	4,206	10,856

Net Increase (Decrease) in Net Assets Resulting from Operations	24,878	(65,221)	17,623	(10,695)	(11,887)	(17,305)	1,705	(6,252)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(29,009)	(17,750)	(8,001)	(43,653)	(15,485)	(33,083)	(3,439)	(11,385)

Total Distributions(a)	(29,009)	(17,750)	(8,001)	(43,653)	(15,485)	(33,083)	(3,439)	(11,385)

Fund Share Transactions:

Receipts for shares sold	678,102	975,442	0	197,650	239,979	310,521	7,675	170,980
Cost of shares redeemed	(333,247)	(379,989)	(261,418)	(885,394)	(113,628)	(210,383)	(23,833)	(216,694)
Net increase (decrease) resulting from Fund share transactions	344,855	595,453	(261,418)	(687,744)	126,351	100,138	(16,158)	(45,714)

Total Increase (Decrease) in Net Assets	340,724	512,482	(251,796)	(742,092)	98,979	49,750	(17,892)	(63,351)

Net Assets:

Beginning of period	947,726	435,244	833,417	1,575,509	670,356	620,606	131,420	194,771
End of period	$1,288,450	$947,726	$581,621	$833,417	$769,335	$670,356	$113,528	$131,420

Shares of Beneficial Interest:

Shares sold	9,050	10,450	0	3,900	4,450	5,100	150	2,950
Shares redeemed	(4,200)	(4,150)	(5,200)	(17,450)	(2,000)	(3,450)	(450)	(3,900)
Net increase (decrease) in shares outstanding	4,850	6,300	(5,200)	(13,550)	2,450	1,650	(300)	(950)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	39

Statements of Changes in Net Assets	(Cont.)

	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund		PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$38,541	$72,686	$19,233	$27,816	$86,102	$127,910	$24,057	$47,058
Net realized gain (loss)	(12,345)	(46,065)	(1,244)	(14,539)	(151,955)	(191,923)	(5,720)	(65,320)
Net change in unrealized appreciation (depreciation)	49,884	76,273	31,512	13,248	202,119	58,999	17,593	25,434

Net Increase (Decrease) in Net Assets Resulting from Operations	76,080	102,894	49,501	26,525	136,266	(5,014)	35,930	7,172

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(46,141)	(74,597)	(22,082)	(26,827)	(93,001)	(118,150)	(26,176)	(39,335)

Total Distributions(a)	(46,141)	(74,597)	(22,082)	(26,827)	(93,001)	(118,150)	(26,176)	(39,335)

Fund Share Transactions:

Receipts for shares sold	217,552	924,963	279,685	466,947	485,016	571,460	45,152	106,412
Cost of shares redeemed	(99,192)	(968,228)	(17,787)	(305,469)	(8,969)	(194,362)	(135,103)	(476,758)
Net increase (decrease) resulting from Fund share transactions	118,360	(43,265)	261,898	161,478	476,047	377,098	(89,951)	(370,346)

Total Increase (Decrease) in Net Assets	148,299	(14,968)	289,317	161,176	519,312	253,934	(80,197)	(402,509)

Net Assets:

Beginning of period	1,100,838	1,115,806	742,059	580,883	3,478,849	3,224,915	1,041,832	1,444,341
End of period	$1,249,137	$1,100,838	$1,031,376	$742,059	$3,998,161	$3,478,849	$961,635	$1,041,832

Shares of Beneficial Interest:

Shares sold	2,400	10,250	3,000	5,000	5,380	6,200	480	1,120
Shares redeemed	(1,100)	(10,750)	(200)	(3,200)	(100)	(2,120)	(1,440)	(5,040)
Net increase (decrease) in shares outstanding	1,300	(500)	2,800	1,800	5,280	4,080	(960)	(3,920)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Multisector Bond Active Exchange-Traded Fund		PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Inception date through June 30, 2023(b)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023

$4,157	$5,318	$262,110	$337,248	$17,944	$26,111	$3,701	$78	$1,751	$2,091
131	(965)	9,376	(136,411)	(4,815)	(14,961)	927	(28)	(408)	(1,248)
570	1,101	33,298	155,516	38,098	22,905	6,539	(20)	3,196	1,841

4,858	5,454	304,784	356,353	51,227	34,055	11,167	30	4,539	2,684

(4,877)	(6,454)	(303,531)	(312,603)	(21,091)	(24,441)	(4,353)	0	(1,987)	(1,943)

(4,877)	(6,454)	(303,531)	(312,603)	(21,091)	(24,441)	(4,353)	0	(1,987)	(1,943)

19,576	24,464	2,643,141	2,822,438	386,289	421,766	216,429	65,023	37,664	55,524
0	(56,712)	(1,601,405)	(5,365,817)	(27,583)	(297,476)	0	0	(8,714)	(23,662)
19,576	(32,248)	1,041,736	(2,543,379)	358,706	124,290	216,429	65,023	28,950	31,862

19,557	(33,248)	1,042,989	(2,499,629)	388,842	133,904	223,243	65,053	31,502	32,603

150,823	184,071	9,257,897	11,757,526	981,032	847,128	65,053	0	74,899	42,296
$170,380	$150,823	$10,300,886	$9,257,897	$1,369,874	$981,032	$288,296	$65,053	$106,401	$74,899

200	250	26,460	28,420	7,580	8,220	8,680	2,600	860	1,260
0	(580)	(16,030)	(54,250)	(540)	(5,720)	0	0	(200)	(540)
200	(330)	10,430	(25,830)	7,040	2,500	8,680	2,600	660	720

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	41

Statements of Changes in Net Assets	(Cont.)

	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund		PIMCO Senior Loan Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund		PIMCO Ultra Short Government Active Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Inception date through June 30, 2023(c)	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Inception date through June 30, 2023(b)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,419	$1,358	$9,972	$9,534	$8,146	$12,559	$1,568	$12
Net realized gain (loss)	(2,485)	(1,166)	(1,074)	(1,264)	(869)	(4,077)	32	1
Net change in unrealized appreciation (depreciation)	4,571	(2,240)	5,217	3,251	7,756	3,177	13	(1)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,505	(2,048)	14,115	11,521	15,033	11,659	1,613	12

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(2,975)	(928)	(10,427)	(8,533)	(9,560)	(11,652)	(1,581)	0

Total Distributions(a)	(2,975)	(928)	(10,427)	(8,533)	(9,560)	(11,652)	(1,581)	0

Fund Share Transactions:

Receipts for shares sold	12,305	96,190	99,172	122,579	58,334	73,279	203,284	13,007
Cost of shares redeemed	(28,740)	0	(4,042)	(24,565)	(31,546)	(110,830)	(38,249)	0
Net increase (decrease) resulting from Fund share transactions	(16,435)	96,190	95,130	98,014	26,788	(37,551)	165,035	13,007

Total Increase (Decrease) in Net Assets	(14,905)	93,214	98,818	101,002	32,261	(37,544)	165,067	13,019

Net Assets:

Beginning of period	93,214	0	165,559	64,557	525,450	562,994	13,019	0
End of period	$78,309	$93,214	$264,377	$165,559	$557,711	$525,450	$178,086	$13,019

Shares of Beneficial Interest:

Shares sold	260	2,000	1,980	2,480	1,180	1,480	2,020	130
Shares redeemed	(640)	0	(80)	(500)	(640)	(2,240)	(380)	0
Net increase (decrease) in shares outstanding	(380)	2,000	1,900	1,980	540	(760)	1,640	130

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of the Fund was June 21, 2023.
(c)	Inception date of the Fund was January 18, 2023.

42	PIMCO ETF TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Commodity Strategy Active Exchange- Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2023 (Unaudited)	Inception date through June 30, 2023(b)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,942	$267
Net realized gain (loss)	9,615	(169)
Net change in unrealized appreciation (depreciation)	(5,828)	(909)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,729	(811)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(5,351)	0

Total Distributions(a)	(5,351)	0

Fund Share Transactions:

Receipts for shares sold	20,472	205,797
Cost of shares redeemed	(24,489)	(6,264)
Net increase (decrease) resulting from Fund share transactions	(4,017)	199,533

Total Increase (Decrease) in Net Assets	(639)	198,722

Net Assets:

Beginning of period	198,722	0
End of period	$198,083	$198,722

Shares of Beneficial Interest:

Shares sold	750	8,125
Shares redeemed	(900)	(250)
Net increase (decrease) in shares outstanding	(150)	7,875

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of the Fund was May 09, 2023.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	43

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

U.S. TREASURY OBLIGATIONS 99.9%

U.S. Treasury STRIPS (a)
0.000% due 02/15/2049	$149,605	$52,912
0.000% due 05/15/2049	148,062	52,036
0.000% due 08/15/2049	191,350	66,906
0.000% due 11/15/2049	193,345	67,192
0.000% due 02/15/2050	185,078	63,786
0.000% due 05/15/2050	194,611	66,678
0.000% due 08/15/2050	172,719	58,707
0.000% due 11/15/2050	172,946	58,374
0.000% due 02/15/2051	197,540	66,081
0.000% due 05/15/2051	184,877	61,321
0.000% due 08/15/2051	176,930	58,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 11/15/2051	$184,781	$60,657
0.000% due 02/15/2052	196,099	64,010
0.000% due 05/15/2052	193,102	62,725
0.000% due 08/15/2052	215,255	69,625
0.000% due 11/15/2052	214,264	69,386
0.000% due 02/15/2053	234,920	75,163
0.000% due 05/15/2053	235,319	74,886
0.000% due 08/15/2053	236,088	74,937
0.000% due 11/15/2053	199,900	64,262

Total U.S. Treasury Obligations (Cost $1,386,197)		1,288,035

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (b) 1.0%
$12,437

Total Short-Term Instruments (Cost $12,437)	12,437

Total Investments in Securities (Cost $1,398,634)	1,300,472

Total Investments 100.9% (Cost $1,398,634)	$1,300,472

Other Assets and Liabilities, net (0.9)%	(12,022)

Net Assets 100.0%	$1,288,450

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$12,437	U.S. Treasury Notes 3.875% due 01/15/2026	$(12,685)	$12,437	$12,439

Total Repurchase Agreements						$(12,685)	$12,437	$12,439

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$12,439	$0	$0	$0	$12,439	$(12,685)	$(246)

Total Borrowings and Other Financing Transactions	$12,439	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,288,035	$0	$1,288,035
Short-Term Instruments
Repurchase Agreements	0	12,437	0	12,437

Total Investments	$0	$1,300,472	$0	$1,300,472

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

U.S. TREASURY OBLIGATIONS 99.7%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 10/15/2024	$47	$46
0.125% due 04/15/2025	46,746	45,082
0.125% due 10/15/2025	8,146	7,834
0.125% due 04/15/2026	69,498	66,163
0.125% due 07/15/2026	18,535	17,664
0.125% due 10/15/2026	21,379	20,306
0.125% due 04/15/2027	7,082	6,656
0.125% due 01/15/2032	5,814	5,109
0.250% due 01/15/2025	20,398	19,801
0.250% due 07/15/2029	7,024	6,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2025	$45,582	$44,167
0.375% due 01/15/2027	43,300	41,158
0.375% due 07/15/2027	19,254	18,300
0.500% due 01/15/2028	45,056	42,648
0.625% due 01/15/2026	71,862	69,347
0.750% due 07/15/2028	21,506	20,589
0.875% due 01/15/2029	26,739	25,599
1.250% due 04/15/2028	16,169	15,753
1.625% due 10/15/2027	22,792	22,626
1.750% due 01/15/2028	25,266	25,118
2.375% due 01/15/2025	37,765	37,472
2.500% due 01/15/2029	21,166	21,888

Total U.S. Treasury Obligations (Cost $616,237)		579,821

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$136

Total Short-Term Instruments (Cost $136)	136

Total Investments in Securities (Cost $616,373)	579,957

Total Investments 99.7% (Cost $616,373)	$579,957

Other Assets and Liabilities, net 0.3%	1,664

Net Assets 100.0%	$581,621

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$136	U.S. Treasury Notes 3.875% due 01/15/2026	$(139)	$136	$136

Total Repurchase Agreements						$(139)	$136	$136

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$136	$0	$0	$0	$136	$(139)	$(3)

Total Borrowings and Other Financing Transactions	$136	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$579,821	$0	$579,821
Short-Term Instruments
Repurchase Agreements	0	136	0	136

Total Investments	$0	$579,957	$0	$579,957

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	45

Schedule of Investments	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 02/15/2051	$35,968	$22,298
0.125% due 02/15/2052	32,695	20,074
0.250% due 02/15/2050	55,491	36,225
0.625% due 02/15/2043	103,606	81,021
0.750% due 02/15/2042	91,421	74,178
0.750% due 02/15/2045	101,124	79,155
0.875% due 02/15/2047	89,281	70,445
1.000% due 02/15/2046	90,105	73,795
1.000% due 02/15/2048	83,833	67,726
1.000% due 02/15/2049	56,849	45,818
1.375% due 02/15/2044	104,845	93,813
1.500% due 02/15/2053	15,288	13,875
2.125% due 02/15/2040	15,647	16,085
2.125% due 02/15/2041	69,496	71,437

Total U.S. Treasury Obligations (Cost $1,022,478)		765,945

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$128

Total Short-Term Instruments (Cost $128)	128

Total Investments in Securities (Cost $1,022,606)	766,073

Total Investments 99.6% (Cost $1,022,606)	$766,073

Other Assets and Liabilities, net 0.4%	3,262

Net Assets 100.0%	$769,335

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$128	U.S. Treasury Notes 3.875% due 01/15/2026	$(130)	$128	$128

Total Repurchase Agreements						$(130)	$128	$128

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$128	$0	$0	$0	$128	$(130)	$(2)

Total Borrowings and Other Financing Transactions	$128	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$765,945	$0	$765,945
Short-Term Instruments
Repurchase Agreements	0	128	0	128

Total Investments	$0	$766,073	$0	$766,073

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 10/15/2024	$453	$443
0.125% due 04/15/2025	5,174	4,990
0.125% due 10/15/2025	5,192	4,994
0.125% due 04/15/2026	774	737
0.125% due 07/15/2026	760	724
0.125% due 10/15/2026	5,223	4,961
0.125% due 04/15/2027	523	492
0.125% due 01/15/2030	5,362	4,862
0.125% due 07/15/2030	1,106	1,000
0.125% due 01/15/2031	959	856
0.125% due 07/15/2031	4,584	4,077
0.125% due 01/15/2032	6,180	5,431
0.250% due 01/15/2025	5,743	5,575
0.250% due 07/15/2029	1,093	1,011
0.375% due 07/15/2025	5,860	5,679
0.375% due 01/15/2027	971	923

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2027	$789	$750
0.500% due 04/15/2024	240	237
0.500% due 01/15/2028	914	865
0.625% due 01/15/2026	2,116	2,042
0.625% due 07/15/2032	6,075	5,554
0.625% due 02/15/2043	4,953	3,873
0.750% due 07/15/2028	732	701
0.750% due 02/15/2042	558	453
0.750% due 02/15/2045	4,982	3,900
0.875% due 01/15/2029	610	584
0.875% due 02/15/2047	1,475	1,164
1.000% due 02/15/2046	4,708	3,856
1.000% due 02/15/2049	79	64
1.125% due 01/15/2033	5,860	5,547
1.250% due 04/15/2028	478	466
1.375% due 07/15/2033	1,326	1,287
1.375% due 02/15/2044	4,800	4,295
1.500% due 02/15/2053	3,474	3,153
1.625% due 10/15/2027	5,185	5,147
1.750% due 01/15/2028	3,365	3,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2026	$4,334	$4,301
2.125% due 02/15/2040	148	152
2.125% due 02/15/2041	18	19
2.375% due 01/15/2025	5,316	5,275
2.375% due 10/15/2028	3,694	3,805
2.500% due 01/15/2029	1,874	1,938
3.375% due 04/15/2032	2,586	2,895
3.625% due 04/15/2028	122	130
3.875% due 04/15/2029	472	520

Total U.S. Treasury Obligations (Cost $117,394)		113,073

Total Investments in Securities (Cost $117,394)		113,073

Total Investments 99.6% (Cost $117,394)		$113,073

Other Assets and Liabilities, net 0.4%		455

Net Assets 100.0%		$113,528

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$113,073	$0	$113,073

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	47

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Acrisure LLC
TBD% (LIBOR03M + 3.750%) due 02/15/2027 ~	$647	$647

American Airlines, Inc.
TBD% due 04/20/2028	900	926

Amsurg
TBD% due 11/03/2026 «	628	628
TBD% due 09/15/2028 «	2,256	2,256

Incora
TBD% - 13.988% due 03/01/2024 «	376	398

MH Sub LLC
9.606% due 05/03/2028	995	980

Total Loan Participations and Assignments (Cost $5,732)		5,835

CORPORATE BONDS & NOTES 94.0%

BANKING & FINANCE 17.0%

Acrisure LLC
7.000% due 11/15/2025	627	626
10.125% due 08/01/2026	415	434

AerCap Holdings NV
5.875% due 10/10/2079 •	566	559

AG TTMT Escrow Issuer LLC
8.625% due 09/30/2027	1,051	1,106

Alliant Holdings Intermediate LLC
4.250% due 10/15/2027	552	531
6.750% due 10/15/2027	3,657	3,648
6.750% due 04/15/2028	1,515	1,551

Allied Universal Holdco LLC
4.625% due 06/01/2028	2,234	2,044
6.625% due 07/15/2026	2,576	2,565
9.750% due 07/15/2027	2,193	2,151

Ally Financial, Inc.
5.750% due 11/20/2025	4,786	4,760

AssuredPartners, Inc.
7.000% due 08/15/2025	775	777

Brandywine Operating Partnership LP
3.950% due 11/15/2027	100	89
7.800% due 03/15/2028	3,180	3,220

Brookfield Property REIT, Inc.
4.500% due 04/01/2027	2,328	2,098
5.750% due 05/15/2026	2,344	2,278

Burford Capital Global Finance LLC
6.250% due 04/15/2028	1,744	1,676

Cantor Fitzgerald LP
7.200% due 12/12/2028	544	558

Castlelake Aviation Finance DAC
5.000% due 04/15/2027	1,239	1,165

Citizens Bank NA
2.250% due 04/28/2025	1,366	1,307

Credit Acceptance Corp.
6.625% due 03/15/2026 (f)	1,814	1,812
9.250% due 12/15/2028	2,200	2,348

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	2,242	2,233
8.875% due 09/01/2031	692	734

Diversified Healthcare Trust
0.000% due 01/15/2026 (d)	1,000	822
9.750% due 06/15/2025	1,500	1,474

Enova International, Inc.
8.500% due 09/01/2024	382	382
8.500% due 09/15/2025	1,123	1,105

Five Point Operating Co. LP
7.875% due 11/15/2025	1,597	1,583

Ford Motor Credit Co. LLC
2.300% due 02/10/2025	1,624	1,563
3.375% due 11/13/2025	1,001	958
3.664% due 09/08/2024	1,000	985
3.810% due 01/09/2024	346	346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.063% due 11/01/2024	$874	$859
4.125% due 08/17/2027	1,519	1,439
4.134% due 08/04/2025	1,394	1,356
4.389% due 01/08/2026	2,028	1,973
4.542% due 08/01/2026	1,879	1,820
4.687% due 06/09/2025	874	859
4.950% due 05/28/2027	1,206	1,177
5.125% due 06/16/2025	1,513	1,495
6.800% due 05/12/2028	920	962
6.950% due 06/10/2026	1,001	1,027
7.350% due 11/04/2027	1,223	1,291

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028	2,187	2,105
6.500% due 10/01/2025	1,561	1,557
9.750% due 08/01/2027	1,359	1,415

Freedom Mortgage Corp.
6.625% due 01/15/2027	828	791
7.625% due 05/01/2026	1,291	1,275
12.000% due 10/01/2028	3,715	4,060

Getty Images, Inc.
9.750% due 03/01/2027	2,225	2,248

GGAM Finance Ltd.
7.750% due 05/15/2026	985	1,001
8.000% due 02/15/2027	3,038	3,118

Global Aircraft Leasing Co. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 09/15/2024 (a)	155	146

Global Atlantic Fin Co.
4.700% due 10/15/2051 •	2,714	2,329

GTCR AP Finance, Inc.
8.000% due 05/15/2027	1,370	1,386

HAT Holdings LLC
3.375% due 06/15/2026	3,139	2,952
6.000% due 04/15/2025	1,001	999
8.000% due 06/15/2027	935	975

Howard Hughes Corp.
5.375% due 08/01/2028	2,170	2,089

HUB International Ltd.
7.000% due 05/01/2026	3,070	3,085

Icahn Enterprises LP
4.750% due 09/15/2024	2,077	2,066
5.250% due 05/15/2027	2,733	2,457
6.250% due 05/15/2026	3,264	3,117
6.375% due 12/15/2025	1,192	1,171

Intesa Sanpaolo SpA
5.017% due 06/26/2024	5,954	5,894
5.710% due 01/15/2026	2,413	2,403

Iron Mountain, Inc.
4.875% due 09/15/2027	1,562	1,525
5.000% due 07/15/2028	404	389
5.250% due 03/15/2028	748	728

Jefferies Finance LLC
5.000% due 08/15/2028	1,865	1,671

Jefferson Capital Holdings LLC
6.000% due 08/15/2026	2,034	1,949

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	2,994	2,824
5.250% due 10/01/2025	1,380	1,363

LD Holdings Group LLC
6.125% due 04/01/2028	464	396
6.500% due 11/01/2025	456	423

LFS Topco LLC
5.875% due 10/15/2026	1,861	1,714

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	3,312	2,782

Midcap Financial Issuer Trust
6.500% due 05/01/2028	2,810	2,632

MPT Operating Partnership LP
5.000% due 10/15/2027	2,364	1,933

Nationstar Mortgage Holdings, Inc.
5.000% due 02/01/2026	1,274	1,247
6.000% due 01/15/2027	4,144	4,117

Navient Corp.
5.000% due 03/15/2027	1,573	1,520
5.875% due 10/25/2024	626	626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/25/2025	$1,115	$1,129
6.750% due 06/15/2026	3,026	3,078

NCL Finance Ltd.
6.125% due 03/15/2028	1,117	1,070

NFP Corp.
6.875% due 08/15/2028	2,877	2,927

NMI Holdings, Inc.
7.375% due 06/01/2025	105	105

Office Properties Income Trust
2.400% due 02/01/2027	250	140
4.250% due 05/15/2024	641	608
4.500% due 02/01/2025	374	294

OneMain Finance Corp.
3.500% due 01/15/2027	1,937	1,794
6.625% due 01/15/2028	1,600	1,616
6.875% due 03/15/2025	2,214	2,243
7.125% due 03/15/2026	5,090	5,189

Osaic Holdings, Inc.
10.750% due 08/01/2027	404	410

Oxford Finance LLC
6.375% due 02/01/2027	1,991	1,884

Park Intermediate Holdings LLC
7.500% due 06/01/2025	2,162	2,176

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	3,119	3,086

Popular, Inc.
7.250% due 03/13/2028	1,740	1,792

PRA Group, Inc.
7.375% due 09/01/2025	1,747	1,738
8.375% due 02/01/2028	1,545	1,488

Provident Funding Associates LP
6.375% due 06/15/2025	1,724	1,591

RHP Hotel Properties LP
4.750% due 10/15/2027	1,369	1,323
7.250% due 07/15/2028	1,485	1,545

RLJ Lodging Trust LP
3.750% due 07/01/2026	2,057	1,951

Rocket Mortgage LLC
2.875% due 10/15/2026	4,094	3,780

SBA Communications Corp.
3.875% due 02/15/2027	2,451	2,355

Service Properties Trust
4.500% due 03/15/2025	1,112	1,087
4.750% due 10/01/2026	2,032	1,899
5.500% due 12/15/2027	2,109	1,933
7.500% due 09/15/2025	2,278	2,305

SLM Corp.
3.125% due 11/02/2026	2,172	2,027
4.200% due 10/29/2025	1,317	1,279

Starwood Property Trust, Inc.
3.625% due 07/15/2026	789	748
3.750% due 12/31/2024	1,772	1,740
4.375% due 01/15/2027	2,068	1,951
4.750% due 03/15/2025	399	394

UniCredit SpA
5.861% due 06/19/2032 •	704	690

United Wholesale Mortgage LLC
5.500% due 11/15/2025	898	893
5.750% due 06/15/2027	377	370

Uniti Group LP
10.500% due 02/15/2028	6,202	6,293

USI, Inc.
7.500% due 01/15/2032	1,722	1,765

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(b)	1,147	624

XHR LP
6.375% due 08/15/2025	1,281	1,279

		212,813

INDUSTRIALS 70.8%

Acadia Healthcare Co., Inc.
5.500% due 07/01/2028	991	977

48	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACI Worldwide, Inc.
5.750% due 08/15/2026	$250	$249

Acushnet Co.
7.375% due 10/15/2028	225	235

AdaptHealth LLC
6.125% due 08/01/2028	792	684

Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,236	2,188
7.000% due 04/15/2028	426	441

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028	1,918	1,770

AECOM
5.125% due 03/15/2027	574	570

AerCap Global Aviation Trust
6.500% due 06/15/2045 •	110	110

Ahead DB Holdings LLC
6.625% due 05/01/2028	1,292	1,127

Ahlstrom Holding Oy
4.875% due 02/04/2028	1,185	1,040

Air Canada
3.875% due 08/15/2026	2,711	2,592

Albertsons Cos., Inc.
3.250% due 03/15/2026	1,523	1,438
4.625% due 01/15/2027	1,805	1,756
5.875% due 02/15/2028	1,403	1,405
6.500% due 02/15/2028	746	755
7.500% due 03/15/2026	1,285	1,310

Albion Financing SARL
6.125% due 10/15/2026	1,484	1,472
8.750% due 04/15/2027	1,330	1,303

Allegiant Travel Co.
7.250% due 08/15/2027	3,199	3,134

Allen Media LLC
10.500% due 02/15/2028	472	253

Alteryx, Inc.
8.750% due 03/15/2028 (f)	1,340	1,427

Altice Financing SA
5.000% due 01/15/2028	2,898	2,629

Altice France Holding SA
6.000% due 02/15/2028	2,216	1,066
10.500% due 05/15/2027	4,225	2,741

Altice France SA
5.500% due 01/15/2028	778	641
8.125% due 02/01/2027	3,663	3,380

AMC Entertainment Holdings, Inc. (10.000% Cash or 12.000% PIK)
10.000% due 06/15/2026 (a)(f)	2,421	2,103

AMC Networks, Inc.
4.750% due 08/01/2025	3,458	3,370

American Airlines Pass-Through Trust
3.375% due 11/01/2028	965	885
3.700% due 04/01/2028	279	260

American Airlines, Inc.
5.500% due 04/20/2026	6,230	6,189
7.250% due 02/15/2028	1,055	1,068
8.500% due 05/15/2029	2,229	2,355

American Axle & Manufacturing, Inc.
6.500% due 04/01/2027	639	642
6.875% due 07/01/2028	1,524	1,499

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029	916	818
4.000% due 01/15/2028	826	783

Amkor Technology, Inc.
6.625% due 09/15/2027	250	253

AMN Healthcare, Inc.
4.625% due 10/01/2027	250	237

APX Group, Inc.
6.750% due 02/15/2027	460	460

Aramark Services, Inc.
5.000% due 04/01/2025	450	447
5.000% due 02/01/2028	2,377	2,307

Arches Buyer, Inc.
4.250% due 06/01/2028	1,586	1,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ARD Finance SA (6.500% Cash or 7.250% PIK)
6.500% due 06/30/2027 (a)(f)	$3,927	$1,839

Ardagh Metal Packaging Finance USA LLC
6.000% due 06/15/2027	1,380	1,376

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	3,245	2,964
5.250% due 04/30/2025	873	850
5.250% due 08/15/2027	1,348	1,048

Artera Services LLC
9.033% due 12/04/2025	2,227	2,109

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	2,483	2,502

Aston Martin Capital Holdings Ltd.
10.500% due 11/30/2025	1,726	1,744

ATP Tower Holdings LLC
4.050% due 04/27/2026 (f)	1,596	1,451

Audacy Capital Corp.
6.500% due 05/01/2027 ^	700	13

Avantor Funding, Inc.
4.625% due 07/15/2028	1,195	1,156

Avient Corp.
5.750% due 05/15/2025	1,565	1,567

Avis Budget Car Rental LLC
4.750% due 04/01/2028	1,152	1,062

Axalta Coating Systems LLC
4.750% due 06/15/2027	1,516	1,475

B&G Foods, Inc.
5.250% due 04/01/2025	379	374
5.250% due 09/15/2027	2,652	2,412
8.000% due 09/15/2028	916	963

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	200	189
4.375% due 01/15/2028	4,818	4,606
5.750% due 04/15/2025	363	362

Ball Corp.
4.875% due 03/15/2026	1,558	1,553
5.250% due 07/01/2025	1,657	1,656

Bath & Body Works, Inc.
6.694% due 01/15/2027	737	754
9.375% due 07/01/2025	1,033	1,092

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028	2,866	3,027

Bausch Health Americas, Inc.
9.250% due 04/01/2026 (f)	964	883

Bausch Health Cos., Inc.
4.875% due 06/01/2028	2,016	1,217
5.500% due 11/01/2025	2,828	2,590
5.750% due 08/15/2027	842	544
6.125% due 02/01/2027	1,141	771
9.000% due 12/15/2025 (f)	1,447	1,354
11.000% due 09/30/2028	1,801	1,314

Baytex Energy Corp.
8.750% due 04/01/2027	675	698

BC Ltd.
9.000% due 01/30/2028	327	319

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027	2,946	2,844

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (a)	500	467

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026 (f)	1,781	1,737

Berry Global, Inc.
4.500% due 02/15/2026	562	548
5.625% due 07/15/2027	125	124

Blackstone Mortgage Trust, Inc.
3.750% due 01/15/2027	10	9

Block Communications, Inc.
4.875% due 03/01/2028	460	405

Block, Inc.
2.750% due 06/01/2026	2,980	2,812

Bombardier, Inc.
6.000% due 02/15/2028	1,663	1,622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 06/15/2026	$4,359	$4,343
7.875% due 04/15/2027	2,270	2,273

Borr IHC Ltd.
10.000% due 11/15/2028	1,300	1,359

Boxer Parent Co., Inc.
7.125% due 10/02/2025	1,726	1,737
9.125% due 03/01/2026	722	725

Boyd Gaming Corp.
4.750% due 12/01/2027	1,880	1,812

Brink’s Co.
5.500% due 07/15/2025	500	498

Buckeye Partners LP
3.950% due 12/01/2026	848	802
4.125% due 03/01/2025	633	614
4.350% due 10/15/2024	263	258
4.500% due 03/01/2028	1,448	1,366

Caesars Entertainment, Inc.
6.250% due 07/01/2025	5,554	5,573
8.125% due 07/01/2027	2,897	2,972

Calderys Financing LLC
11.250% due 06/01/2028	376	394

Callon Petroleum Co.
8.000% due 08/01/2028	1,325	1,355

Calumet Specialty Products Partners LP
8.125% due 01/15/2027	748	736
9.750% due 07/15/2028	908	903

Camelot Finance SA
4.500% due 11/01/2026	2,543	2,485

Camelot Return Merger Sub, Inc.
8.750% due 08/01/2028	645	656

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	2,087	1,912

Carnival Corp.
4.000% due 08/01/2028	3,070	2,856
5.750% due 03/01/2027	7,643	7,461
7.625% due 03/01/2026 (f)	4,890	4,981
9.875% due 08/01/2027	962	1,011

Carnival Holdings Bermuda Ltd.
10.375% due 05/01/2028	3,139	3,419

Cascades, Inc.
5.375% due 01/15/2028	379	367

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	1,555	1,504

CCO Holdings LLC
5.000% due 02/01/2028	3,980	3,811
5.125% due 05/01/2027	4,640	4,486
5.500% due 05/01/2026	2,079	2,066

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	2,883	2,855

CEC Entertainment LLC
6.750% due 05/01/2026	1,264	1,235

Cedar Fair LP
5.500% due 05/01/2025	1,680	1,673

Century Communities, Inc.
6.750% due 06/01/2027	246	249

CGG SA
8.750% due 04/01/2027 (f)	1,569	1,431

Charles River Laboratories International, Inc.
4.250% due 05/01/2028	200	191

Chemours Co.
5.375% due 05/15/2027	1,669	1,633

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	1,333	1,262

Chesapeake Energy Corp.
5.500% due 02/01/2026	1,250	1,240

Chobani LLC
4.625% due 11/15/2028	250	234
7.500% due 04/15/2025	1,708	1,701

Churchill Downs, Inc.
5.500% due 04/01/2027	2,976	2,947

Cimpress PLC
7.000% due 06/15/2026	2,279	2,229

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	49

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cinemark USA, Inc.
5.250% due 07/15/2028 (f)	$2,218	$2,037
5.875% due 03/15/2026 (f)	974	954

Citgo Petroleum Corp.
6.375% due 06/15/2026	967	965
7.000% due 06/15/2025	1,972	1,970
8.375% due 01/15/2029	1,858	1,912

Civitas Resources, Inc.
8.375% due 07/01/2028	2,234	2,335

Clarios Global LP
6.250% due 05/15/2026	2,519	2,524
6.750% due 05/15/2025	1,060	1,070
8.500% due 05/15/2027	2,101	2,112

Clean Harbors, Inc.
4.875% due 07/15/2027	43	42

Clear Channel International BV
6.625% due 08/01/2025	1,185	1,192

Clear Channel Outdoor Holdings, Inc.
5.125% due 08/15/2027	2,315	2,211
7.750% due 04/15/2028 (f)	1,954	1,687
9.000% due 09/15/2028 (f)	1,669	1,743

Cleveland-Cliffs, Inc.
5.875% due 06/01/2027	512	511
6.750% due 03/15/2026	1,352	1,359

Cloud Software Group, Inc.
6.500% due 03/31/2029	991	945

CMG Media Corp.
8.875% due 12/15/2027	935	742

CNX Resources Corp.
7.250% due 03/14/2027	755	763

Cogent Communications Group, Inc.
7.000% due 06/15/2027	2,624	2,640

CommScope Technologies LLC
6.000% due 06/15/2025	2,200	1,795

CommScope, Inc.
6.000% due 03/01/2026	3,746	3,342
7.125% due 07/01/2028	800	381
8.250% due 03/01/2027 (f)	2,287	1,210

Community Health Systems, Inc.
5.625% due 03/15/2027	5,372	4,998
8.000% due 03/15/2026	2,261	2,256
8.000% due 12/15/2027	671	648

Connect Finco SARL
6.750% due 10/01/2026	4,990	4,964

Consensus Cloud Solutions, Inc.
6.500% due 10/15/2028	250	227

Consolidated Communications, Inc.
6.500% due 10/01/2028	2,239	1,942

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	297	250

CoreCivic, Inc.
8.250% due 04/15/2026	494	503

CoreLogic, Inc.
4.500% due 05/01/2028 (f)	2,234	1,959

Coty, Inc.
5.000% due 04/15/2026	863	850
6.500% due 04/15/2026	256	256

CPI CG, Inc.
8.625% due 03/15/2026	275	267

CQP Holdco LP
5.500% due 06/15/2031	494	469

Crescent Energy Finance LLC
7.250% due 05/01/2026	800	806
9.250% due 02/15/2028	550	571

Crown Americas LLC
4.250% due 09/30/2026	820	796
4.750% due 02/01/2026	1,188	1,177

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026	1,674	1,759

CSC Holdings LLC
5.250% due 06/01/2024	1,900	1,861
5.375% due 02/01/2028	2,899	2,564
5.500% due 04/15/2027	3,726	3,446

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 04/01/2028	$1,198	$897
11.250% due 05/15/2028	1,381	1,424

CVR Energy, Inc.
5.250% due 02/15/2025	497	497
8.500% due 01/15/2029	400	398

CVR Partners LP
6.125% due 06/15/2028	916	856

Dana, Inc.
5.375% due 11/15/2027	1,264	1,256

Dave & Buster’s, Inc.
7.625% due 11/01/2025	238	241

Dealer Tire LLC
8.000% due 02/01/2028	333	330

Delek Logistics Partners LP
7.125% due 06/01/2028	293	277

Delta Air Lines, Inc.
2.900% due 10/28/2024	1,363	1,328
7.375% due 01/15/2026	1,812	1,874

Directv Financing LLC
5.875% due 08/15/2027	7,748	7,286

DISH DBS Corp.
5.250% due 12/01/2026	4,783	4,107
5.750% due 12/01/2028	500	400
5.875% due 11/15/2024	6,082	5,708
7.375% due 07/01/2028	1,210	725
7.750% due 07/01/2026	3,718	2,593

DISH Network Corp.
11.750% due 11/15/2027	6,109	6,382

Domtar Corp.
6.750% due 10/01/2028	454	411

Eco Material Technologies, Inc.
7.875% due 01/31/2027	901	902

Edgewell Personal Care Co.
5.500% due 06/01/2028	1,936	1,902

eG Global Finance PLC
12.000% due 11/30/2028	500	533

Elanco Animal Health, Inc.
6.650% due 08/28/2028 (f)	645	670

Element Solutions, Inc.
3.875% due 09/01/2028	1,242	1,145

Empire Communities Corp.
7.000% due 12/15/2025	250	249

Encino Acquisition Partners Holdings LLC
8.500% due 05/01/2028	564	556

Encompass Health Corp.
4.500% due 02/01/2028	742	711

Enerflex Ltd.
9.000% due 10/15/2027	1,698	1,640

Energean PLC
6.500% due 04/30/2027	1,868	1,708

Energizer Holdings, Inc.
4.750% due 06/15/2028	586	542
6.500% due 12/31/2027	877	878

Energy Transfer LP
5.625% due 05/01/2027	491	490
5.750% due 04/01/2025	537	538

EnLink Midstream Partners LP
4.150% due 06/01/2025	866	847
4.850% due 07/15/2026	1,129	1,107

EnQuest PLC
11.625% due 11/01/2027	162	155

Enviri Corp.
5.750% due 07/31/2027	605	565

EQM Midstream Partners LP
4.000% due 08/01/2024	1,341	1,329
4.125% due 12/01/2026	1,118	1,081
6.000% due 07/01/2025	2,187	2,187
7.500% due 06/01/2027	1,796	1,852

EquipmentShare.com, Inc.
9.000% due 05/15/2028	714	736

FAGE International SA
5.625% due 08/15/2026 (f)	520	509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fair Isaac Corp.
5.250% due 05/15/2026	$355	$353

Fluor Corp.
4.250% due 09/15/2028	330	312

FMG Resources Pty. Ltd.
4.500% due 09/15/2027	413	397

Foundation Building Materials, Inc.
6.000% due 03/01/2029	687	618

Frontier Communications Holdings LLC
5.000% due 05/01/2028	1,880	1,739
5.875% due 10/15/2027	3,818	3,692

FTAI Infra Escrow Holdings LLC
10.500% due 06/01/2027	783	813

Full House Resorts, Inc.
8.250% due 02/15/2028	704	662

FXI Holdings, Inc.
12.250% due 11/15/2026	250	223

Gannett Holdings LLC
6.000% due 11/01/2026	1,116	988

Garda World Security Corp.
4.625% due 02/15/2027	1,249	1,205
7.750% due 02/15/2028	614	636
9.500% due 11/01/2027	3,621	3,655

Gates Global LLC
6.250% due 01/15/2026	1,169	1,164

GCI LLC
4.750% due 10/15/2028	250	230

Gen Digital, Inc.
5.000% due 04/15/2025	1,119	1,109
6.750% due 09/30/2027	1,465	1,491

GFL Environmental, Inc.
3.500% due 09/01/2028	1,313	1,215
3.750% due 08/01/2025	1,685	1,647
4.000% due 08/01/2028	600	555
4.250% due 06/01/2025	390	385
5.125% due 12/15/2026	1,207	1,195

Global Partners LP
7.000% due 08/01/2027	1,134	1,110

GN Bondco LLC
9.500% due 10/15/2031	916	896

goeasy Ltd.
4.375% due 05/01/2026	1,615	1,557
9.250% due 12/01/2028	2,422	2,589

Goodyear Tire & Rubber Co.
4.875% due 03/15/2027	1,057	1,024
5.000% due 05/31/2026	1,135	1,118
5.000% due 07/15/2029	898	850
9.500% due 05/31/2025	234	238

GoTo Group, Inc.
5.500% due 09/01/2027	1,407	682

GrafTech Finance, Inc.
4.625% due 12/15/2028	250	166

Graham Holdings Co.
5.750% due 06/01/2026	250	249

Graham Packaging Co., Inc.
7.125% due 08/15/2028	1,537	1,385

Gran Tierra Energy, Inc.
9.500% due 10/15/2029 (f)	950	835

Graphic Packaging International LLC
4.750% due 07/15/2027	753	731

Gray Television, Inc.
5.875% due 07/15/2026	300	292
7.000% due 05/15/2027	2,813	2,676

Griffon Corp.
5.750% due 03/01/2028	531	522

Grifols SA
4.750% due 10/15/2028	1,555	1,412

Group 1 Automotive, Inc.
4.000% due 08/15/2028	614	570

GrubHub Holdings, Inc.
5.500% due 07/01/2027	843	710

Gulfport Energy Corp.
8.000% due 05/17/2026	376	381

50	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hanesbrands, Inc.
4.875% due 05/15/2026	$1,384	$1,336

Harbour Energy PLC
5.500% due 10/15/2026	1,625	1,590

Harvest Midstream LP
7.500% due 09/01/2028	775	771

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	1,530	1,443

Heartland Dental LLC
8.500% due 05/01/2026 (f)	402	398
10.500% due 04/30/2028	1,801	1,871

Herc Holdings, Inc.
5.500% due 07/15/2027	1,466	1,449

Hertz Corp.
4.625% due 12/01/2026	2,786	2,500

Hess Midstream Operations LP
5.625% due 02/15/2026	1,327	1,318

HF Sinclair Corp.
6.375% due 04/15/2027	401	404

Hillenbrand, Inc.
5.000% due 09/15/2026	864	855
5.750% due 06/15/2025	208	208

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025	877	877

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	1,252	1,234

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	2,517	2,492
8.875% due 07/15/2028	580	609

Hudbay Minerals, Inc.
4.500% due 04/01/2026	1,018	987

Hughes Satellite Systems Corp.
5.250% due 08/01/2026	1,878	1,655
6.625% due 08/01/2026	2,204	1,740

Husky Holding Ltd. (13.000% Cash or 13.750% PIK)
13.000% due 02/15/2025 (a)	377	376

iHeartCommunications, Inc.
4.750% due 01/15/2028	1,484	1,143
5.250% due 08/15/2027	1,751	1,393
6.375% due 05/01/2026	1,753	1,497
8.375% due 05/01/2027 (f)	1,672	1,087

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)	1,151	1,103

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)	1,155	1,127

INEOS Finance PLC
6.750% due 05/15/2028	560	551

Ingevity Corp.
3.875% due 11/01/2028	564	506

Innophos Holdings, Inc.
9.375% due 02/15/2028	379	345

Installed Building Products, Inc.
5.750% due 02/01/2028	822	802

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028	1,220	1,140

Intelsat Jackson Holdings SA
6.500% due 03/15/2030	1,278	1,221

International Game Technology PLC
4.125% due 04/15/2026	1,954	1,900
6.250% due 01/15/2027	874	888
6.500% due 02/15/2025	549	550

IQVIA, Inc.
5.000% due 10/15/2026	2,084	2,066
5.000% due 05/15/2027	2,478	2,434

IRB Holding Corp.
7.000% due 06/15/2025	1,103	1,104

Ithaca Energy North Sea PLC
9.000% due 07/15/2026	782	774

Jaguar Land Rover Automotive PLC
4.500% due 10/01/2027 (f)	903	853
5.875% due 01/15/2028	1,177	1,163
7.750% due 10/15/2025	1,387	1,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JELD-WEN, Inc.
4.875% due 12/15/2027	$1,387	$1,312

Kaiser Aluminum Corp.
4.625% due 03/01/2028	2,363	2,188

Kinetik Holdings LP
6.625% due 12/15/2028	494	504

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	274	267
7.000% due 12/31/2027	494	472

LABL, Inc.
6.750% due 07/15/2026	1,197	1,165
10.500% due 07/15/2027	2,983	2,864

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,266	1,217
3.200% due 08/08/2024	2,716	2,665
3.500% due 08/18/2026	3,510	3,348

LCPR Senior Secured Financing DAC
6.750% due 10/15/2027	2,484	2,435

Legacy LifePoint Health LLC
4.375% due 02/15/2027	868	802

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	874	873

Level 3 Financing, Inc.
3.400% due 03/01/2027	1,401	1,366
4.625% due 09/15/2027	3,933	2,419

Life Time, Inc.
5.750% due 01/15/2026	1,622	1,611
8.000% due 04/15/2026	2,058	2,078

Light & Wonder International, Inc.
7.000% due 05/15/2028	1,201	1,214

Lindblad Expeditions Holdings, Inc.
9.000% due 05/15/2028	818	849

Lindblad Expeditions LLC
6.750% due 02/15/2027	1,765	1,758

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	895	837
4.750% due 10/15/2027	163	156
4.875% due 11/01/2024	1,522	1,510
5.625% due 03/15/2026	623	618
6.500% due 05/15/2027	3,285	3,345

LSB Industries, Inc.
6.250% due 10/15/2028	250	237

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026	2,973	2,854

Madison IAQ LLC
4.125% due 06/30/2028	614	559

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	446	435

Manitowoc Co., Inc.
9.000% due 04/01/2026	1,651	1,663

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	2,175	2,000

Masonite International Corp.
5.375% due 02/01/2028	891	857

Matador Resources Co.
5.875% due 09/15/2026	2,092	2,076
6.875% due 04/15/2028	1,469	1,491

Match Group Holdings LLC
5.000% due 12/15/2027	916	895

Matthews International Corp.
5.250% due 12/01/2025	374	365

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	5,156	5,252
9.250% due 04/15/2027	4,245	4,171

Maxim Crane Works Holdings Capital LLC
11.500% due 09/01/2028	1,574	1,633

McGraw-Hill Education, Inc.
5.750% due 08/01/2028	1,573	1,518

Mclaren Finance PLC
7.500% due 08/01/2026	1,889	1,638

MEG Energy Corp.
7.125% due 02/01/2027	754	767

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
5.250% due 04/26/2026	$736	$710

Mercer International, Inc.
5.500% due 01/15/2026	40	38

Merlin Entertainments Ltd.
5.750% due 06/15/2026	732	725

MGM Resorts International
4.625% due 09/01/2026	1,798	1,756
5.500% due 04/15/2027	2,262	2,246
5.750% due 06/15/2025	457	456
6.750% due 05/01/2025	1,690	1,696

Michaels Cos., Inc.
5.250% due 05/01/2028	2,299	1,819

MicroStrategy, Inc.
6.125% due 06/15/2028	200	194

Millennium Escrow Corp.
6.625% due 08/01/2026 (f)	760	540

Mineral Resources Ltd.
8.000% due 11/01/2027	1,125	1,155
8.125% due 05/01/2027	3,038	3,090
9.250% due 10/01/2028	1,873	1,995

ModivCare, Inc.
5.875% due 11/15/2025	404	399

Mohegan Tribal Gaming Authority
8.000% due 02/01/2026	537	507

Molina Healthcare, Inc.
4.375% due 06/15/2028	906	858

Moog, Inc.
4.250% due 12/15/2027	250	236

Moss Creek Resources Holdings, Inc.
7.500% due 01/15/2026	362	362
10.500% due 05/15/2027	464	478

Motion Bondco DAC
6.625% due 11/15/2027 (f)	1,011	936

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	3,198	2,867
5.750% due 11/01/2028 (f)	791	644

Murphy Oil Corp.
5.875% due 12/01/2027	800	797

Murphy Oil USA, Inc.
5.625% due 05/01/2027	263	261

Nabors Industries Ltd.
7.250% due 01/15/2026	2,200	2,117
7.500% due 01/15/2028	775	671

Nabors Industries, Inc.
5.750% due 02/01/2025	100	100
7.375% due 05/15/2027	1,532	1,503
9.125% due 01/31/2030	1,208	1,214

NCL Corp. Ltd.
3.625% due 12/15/2024	1,484	1,443
5.875% due 03/15/2026	5,836	5,707
5.875% due 02/15/2027	1,878	1,863
8.375% due 02/01/2028	494	523

NCR Corp.
5.000% due 10/01/2028	1,332	1,260

Neptune Energy Bondco PLC
6.625% due 05/15/2025	725	719

New Enterprise Stone & Lime Co., Inc.
5.250% due 07/15/2028	628	600

New Fortress Energy, Inc.
6.500% due 09/30/2026	2,950	2,836
6.750% due 09/15/2025	3,623	3,597

Newell Brands, Inc.
5.200% due 04/01/2026	3,903	3,852
6.375% due 09/15/2027	1,794	1,787

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	1,856	1,998

Nexstar Media, Inc.
4.750% due 11/01/2028	586	540
5.625% due 07/15/2027	2,893	2,800

NextEra Energy Operating Partners LP
3.875% due 10/15/2026	1,260	1,201
4.250% due 07/15/2024	1,070	1,059

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	51

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 09/15/2027	$1,791	$1,725
7.250% due 01/15/2029	1,650	1,728

Nordstrom, Inc.
4.000% due 03/15/2027	250	233

Northern Oil & Gas, Inc.
8.125% due 03/01/2028	404	409

Northriver Midstream Finance LP
5.625% due 02/15/2026	2,225	2,160

NOVA Chemicals Corp.
4.875% due 06/01/2024	1,101	1,092
5.250% due 06/01/2027	728	683

Novelis Corp.
3.250% due 11/15/2026	2,383	2,245

NuStar Logistics LP
5.625% due 04/28/2027	1,447	1,442
5.750% due 10/01/2025	1,426	1,418
6.000% due 06/01/2026	613	612

Odeon Finco PLC
12.750% due 11/01/2027	1,225	1,245

Olympus Water U.S. Holding Corp.
7.125% due 10/01/2027	3,217	3,223
9.750% due 11/15/2028	2,970	3,156

ON Semiconductor Corp.
3.875% due 09/01/2028	1,548	1,437

Open Text Corp.
3.875% due 02/15/2028	2,914	2,710

Organon & Co.
4.125% due 04/30/2028	4,479	4,127

Oriflame Investment Holding PLC
5.125% due 05/04/2026	724	215

Outfront Media Capital LLC
5.000% due 08/15/2027	1,500	1,451

Owens-Brockway Glass Container, Inc.
6.375% due 08/15/2025	562	566

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	1,277	1,195

Pactiv LLC
7.950% due 12/15/2025 (f)	871	885

Paramount Global
6.375% due 03/30/2062 •	1,123	1,012

Parkland Corp.
5.875% due 07/15/2027	1,205	1,201

Penske Automotive Group, Inc.
3.500% due 09/01/2025	333	323

Perenti Finance Pty. Ltd.
6.500% due 10/07/2025 (f)	1,006	988

Performance Food Group, Inc.
5.500% due 10/15/2027	2,042	2,014
6.875% due 05/01/2025	1,214	1,218

Permian Resources Operating LLC
5.375% due 01/15/2026	1,024	1,011
6.875% due 04/01/2027	354	354
7.750% due 02/15/2026	1,133	1,154
8.000% due 04/15/2027	989	1,026

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024	1,508	1,465
4.375% due 03/15/2026	2,470	2,390

PetSmart, Inc.
4.750% due 02/15/2028	2,066	1,949

Pike Corp.
5.500% due 09/01/2028	1,906	1,818

PM General Purchaser LLC
9.500% due 10/01/2028	250	254

Post Holdings, Inc.
5.625% due 01/15/2028	1,795	1,780
5.750% due 03/01/2027	973	966

PRA Health Sciences, Inc.
2.875% due 07/15/2026	1,277	1,194

Presidio Holdings, Inc.
4.875% due 02/01/2027	734	720
8.250% due 02/01/2028	2,949	2,982

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	3,970	3,875

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
5.250% due 04/15/2024	$210	$209
5.750% due 04/15/2026	2,992	3,010
6.250% due 01/15/2028	2,960	2,945

PTC, Inc.
3.625% due 02/15/2025	882	863

QVC, Inc.
4.450% due 02/15/2025	997	937
4.750% due 02/15/2027	444	352
4.850% due 04/01/2024	965	956

Rackspace Technology Global, Inc.
3.500% due 02/15/2028 (f)	583	235

Radiate Holdco LLC
4.500% due 09/15/2026	3,105	2,370
6.500% due 09/15/2028	791	388

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029	663	708

Rakuten Group, Inc.
10.250% due 11/30/2024	1,803	1,853

Rand Parent LLC
8.500% due 02/15/2030 (f)	460	440

Range Resources Corp.
4.875% due 05/15/2025	1,086	1,073

Rayonier AM Products, Inc.
7.625% due 01/15/2026	224	206

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	3,906	3,879

Resorts World Las Vegas LLC
8.450% due 07/27/2030	600	619

Ritchie Bros Holdings, Inc.
6.750% due 03/15/2028	1,319	1,360

Rockies Express Pipeline LLC
3.600% due 05/15/2025	706	684

Rolls-Royce PLC
3.625% due 10/14/2025	2,369	2,284
5.750% due 10/15/2027	2,218	2,223

Royal Caribbean Cruises Ltd.
3.700% due 03/15/2028	1,100	1,015
4.250% due 07/01/2026	1,706	1,649
5.375% due 07/15/2027	3,356	3,324
5.500% due 08/31/2026	2,901	2,874
7.500% due 10/15/2027	3,578	3,766
11.625% due 08/15/2027	916	997

RP Escrow Issuer LLC
5.250% due 12/15/2025 (j)	727	582

RXO, Inc.
7.500% due 11/15/2027	566	585

Sabre Global, Inc.
8.625% due 06/01/2027	3,666	3,339
11.250% due 12/15/2027 (f)	1,420	1,396

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028	1,840	1,723

SCIL LLC
5.375% due 11/01/2026	2,207	2,121

Scripps Escrow, Inc.
5.875% due 07/15/2027	1,751	1,557

Seagate HDD Cayman
4.750% due 01/01/2025	814	808

Sealed Air Corp.
5.500% due 09/15/2025	459	459
6.125% due 02/01/2028	2,316	2,337

Select Medical Corp.
6.250% due 08/15/2026	1,855	1,865

Sensata Technologies BV
5.000% due 10/01/2025	874	876

Shift4 Payments LLC
4.625% due 11/01/2026	2,037	1,982

Shutterfly Finance LLC
9.750% due 10/01/2027	251	250

Shutterfly Finance LLC (4.250% Cash and 4.250% PIK)
8.500% due 10/01/2027 (a)	1,621	1,168

Sigma Holdco BV
7.875% due 05/15/2026	899	810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Silgan Holdings, Inc.
4.125% due 02/01/2028	$100	$96

Sirius XM Radio, Inc.
3.125% due 09/01/2026	3,129	2,943
4.000% due 07/15/2028	1,783	1,650
5.000% due 08/01/2027	3,579	3,460

Sitio Royalties Operating Partnership LP
7.875% due 11/01/2028	2,043	2,119

Six Flags Entertainment Corp.
5.500% due 04/15/2027	376	368

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025	482	485

SM Energy Co.
5.625% due 06/01/2025	756	748
6.500% due 07/15/2028	280	280
6.625% due 01/15/2027	637	634
6.750% due 09/15/2026	936	934

Solaris Midstream Holdings LLC
7.625% due 04/01/2026	908	921

Sotheby’s
7.375% due 10/15/2027	800	773

Southwestern Energy Co.
5.700% due 01/23/2025	873	870

Specialty Building Products Holdings LLC
6.375% due 09/30/2026	1,125	1,104

Speedway Motorsports LLC
4.875% due 11/01/2027	691	651

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	438	421
4.600% due 06/15/2028 (f)	2,930	2,595
9.375% due 11/30/2029	551	604

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	56	52

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025	3,109	2,240

SRS Distribution, Inc.
4.625% due 07/01/2028	935	888

SS&C Technologies, Inc.
5.500% due 09/30/2027	4,061	4,006

Standard Industries, Inc.
4.750% due 01/15/2028	1,607	1,548
5.000% due 02/15/2027	2,062	2,012

Staples, Inc.
7.500% due 04/15/2026	1,929	1,796
10.750% due 04/15/2027	600	438

Station Casinos LLC
4.500% due 02/15/2028	2,810	2,652

Stena AB
7.000% due 02/01/2024	748	747

Strathcona Resources Ltd.
6.875% due 08/01/2026	2,317	2,214

Studio City Finance Ltd.
5.000% due 01/15/2029	1,307	1,100

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025	1,592	1,583

Summer BC Bidco B LLC
5.500% due 10/31/2026	2,077	1,947

Sunnova Energy Corp.
5.875% due 09/01/2026	573	488

Sunoco LP
5.875% due 03/15/2028	464	464
7.000% due 09/15/2028	1,377	1,422

Surgery Center Holdings, Inc.
10.000% due 04/15/2027	487	493

Talos Production, Inc.
12.000% due 01/15/2026	246	253

Tapestry, Inc.
7.350% due 11/27/2028	1,358	1,425

Taylor Morrison Communities, Inc.
5.750% due 01/15/2028	560	563

TEGNA, Inc.
4.625% due 03/15/2028	1,628	1,523
4.750% due 03/15/2026	543	529

52	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teleflex, Inc.
4.625% due 11/15/2027	$594	$578

Telesat Canada
5.625% due 12/06/2026 (f)	1,368	840

Tempo Acquisition LLC
5.750% due 06/01/2025	419	420

Tenet Healthcare Corp.
4.875% due 01/01/2026	4,500	4,452
5.125% due 11/01/2027	1,587	1,553
6.125% due 10/01/2028	2,839	2,833
6.250% due 02/01/2027	4,533	4,558

Titan Acquisition Ltd.
7.750% due 04/15/2026	626	631

Titan International, Inc.
7.000% due 04/30/2028	645	646

TK Elevator Holdco GmbH
7.625% due 07/15/2028 (f)	464	456

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027	3,398	3,340

Townsquare Media, Inc.
6.875% due 02/01/2026	250	245

TransDigm, Inc.
5.500% due 11/15/2027	3,917	3,841
6.250% due 03/15/2026	7,334	7,329
6.750% due 08/15/2028	4,611	4,723
7.500% due 03/15/2027	642	646

Transocean Aquila Ltd.
8.000% due 09/30/2028	484	492

Transocean Titan Financing Ltd.
8.375% due 02/01/2028	1,367	1,419

Transocean, Inc.
7.250% due 11/01/2025	586	578
7.500% due 01/15/2026	1,650	1,623
8.000% due 02/01/2027	678	662
8.750% due 02/15/2030	321	336

Travel & Leisure Co.
5.650% due 04/01/2024	687	687
6.600% due 10/01/2025	252	253
6.625% due 07/31/2026	2,290	2,312

TreeHouse Foods, Inc.
4.000% due 09/01/2028	836	741

Trinity Industries, Inc.
4.550% due 10/01/2024	847	835
7.750% due 07/15/2028	460	476

TripAdvisor, Inc.
7.000% due 07/15/2025	1,286	1,290

Triumph Group, Inc.
7.750% due 08/15/2025 (f)	1,785	1,781
9.000% due 03/15/2028	3,789	4,034

Trivium Packaging Finance BV
5.500% due 08/15/2026	2,969	2,916
8.500% due 08/15/2027	991	973

Tutor Perini Corp.
6.875% due 05/01/2025	795	777

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	3,238	2,709

U.S. Foods, Inc.
6.875% due 09/15/2028	1,480	1,525

U.S. Renal Care, Inc.
10.625% due 06/28/2028	326	250

Uber Technologies, Inc.
7.500% due 09/15/2027	2,979	3,087

Under Armour, Inc.
3.250% due 06/15/2026	1,633	1,542

Unisys Corp.
6.875% due 11/01/2027	460	415

United Airlines, Inc.
4.375% due 04/15/2026	5,630	5,490

United Rentals North America, Inc.
3.875% due 11/15/2027	485	463
4.875% due 01/15/2028	2,522	2,464
5.500% due 05/15/2027	1,022	1,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
5.125% due 02/15/2025	$284	$283
6.625% due 06/01/2027	4,049	4,041
8.000% due 08/15/2028	2,698	2,785

UPC Holding BV
5.500% due 01/15/2028	822	776

Urban One, Inc.
7.375% due 02/01/2028	642	546

USA Compression Partners LP
6.875% due 04/01/2026	3,205	3,195
6.875% due 09/01/2027	1,121	1,109

Vail Resorts, Inc.
6.250% due 05/15/2025	899	895

Venture Global LNG, Inc.
8.125% due 06/01/2028	5,971	6,036

Vericast Corp.
11.000% due 09/15/2026	1,669	1,776

Veritas U.S., Inc.
7.500% due 09/01/2025	3,004	2,482

Verscend Escrow Corp.
9.750% due 08/15/2026	436	439

Viasat, Inc.
5.625% due 09/15/2025	1,902	1,856
5.625% due 04/15/2027	1,747	1,692
6.500% due 07/15/2028	1,645	1,353

Videotron Ltd.
5.375% due 06/15/2024	704	701

Viking Cruises Ltd.
5.875% due 09/15/2027	1,152	1,113
6.250% due 05/15/2025	1,429	1,426

Viper Energy Partners LP
5.375% due 11/01/2027	100	98

VistaJet Malta Finance PLC
7.875% due 05/01/2027	460	396
9.500% due 06/01/2028 (f)	586	497

Vital Energy, Inc.
9.500% due 01/15/2025	991	992
10.125% due 01/15/2028	1,496	1,538

VOC Escrow Ltd.
5.000% due 02/15/2028	1,733	1,661

WASH Multifamily Acquisition, Inc.
5.750% due 04/15/2026	571	550

Waste Pro USA, Inc.
5.500% due 02/15/2026	1,508	1,453

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(a)(b)	1,533	1,395

WESCO Distribution, Inc.
7.125% due 06/15/2025	1,642	1,655
7.250% due 06/15/2028	1,427	1,468

Western Digital Corp.
4.750% due 02/15/2026	4,540	4,457

White Cap Buyer LLC
6.875% due 10/15/2028	1,583	1,534

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (a)(f)	2,420	2,412

William Carter Co.
5.625% due 03/15/2027	293	290

Williams Scotsman, Inc.
6.125% due 06/15/2025	1,682	1,687

Windstream Escrow LLC
7.750% due 08/15/2028	1,560	1,368

Winnebago Industries, Inc.
6.250% due 07/15/2028	249	245

WR Grace Holdings LLC
4.875% due 06/15/2027	1,516	1,460

Wynn Las Vegas LLC
5.250% due 05/15/2027	2,515	2,449
5.500% due 03/01/2025	1,369	1,363

Wynn Macau Ltd.
5.500% due 10/01/2027	1,314	1,242

Xerox Corp.
3.800% due 05/15/2024	560	553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Xerox Holdings Corp.
5.000% due 08/15/2025	$995	$976

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	2,818	2,262
6.125% due 03/01/2028	2,005	1,475

ZF North America Capital, Inc.
4.750% due 04/29/2025	2,806	2,776
6.875% due 04/14/2028	1,308	1,356

Ziggo Bond Co. BV
6.000% due 01/15/2027	977	952

		884,614

UTILITIES 6.2%

Aethon United BR LP
8.250% due 02/15/2026	681	685

AmeriGas Partners LP
5.500% due 05/20/2025	1,212	1,196
5.875% due 08/20/2026	2,242	2,222
9.375% due 06/01/2028	246	254

Antero Midstream Partners LP
5.750% due 03/01/2027	2,543	2,525
7.875% due 05/15/2026	1,933	1,983

Archrock Partners LP
6.250% due 04/01/2028	382	377
6.875% due 04/01/2027	1,101	1,105

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028	120	113

Blue Racer Midstream LLC
6.625% due 07/15/2026	1,670	1,661
7.625% due 12/15/2025	951	964

C&W Senior Financing DAC
6.875% due 09/15/2027	3,855	3,596

Calpine Corp.
4.500% due 02/15/2028	200	190
5.125% due 03/15/2028	3,679	3,530
5.250% due 06/01/2026	842	831

Clearway Energy Operating LLC
4.750% due 03/15/2028	2,825	2,724

CrownRock LP
5.625% due 10/15/2025	1,453	1,452

DPL, Inc.
4.125% due 07/01/2025	267	261

Drax Finco PLC
6.625% due 11/01/2025	1,171	1,153

Endeavor Energy Resources LP
5.750% due 01/30/2028	2,029	2,032

Enviva Partners LP
6.500% due 01/15/2026 (f)	877	433

FirstEnergy Corp.
1.600% due 01/15/2026	782	728
2.050% due 03/01/2025	544	525
4.150% due 07/15/2027	3,896	3,750

Genesis Energy LP
6.250% due 05/15/2026	1,729	1,729
8.000% due 01/15/2027	4,206	4,279
8.250% due 01/15/2029	816	840

Hilcorp Energy LP
6.250% due 11/01/2028	1,085	1,082

Iliad Holding SASU
6.500% due 10/15/2026	3,062	3,058
7.000% due 10/15/2028	1,065	1,061

Lumen Technologies, Inc.
4.000% due 02/15/2027	3,107	2,008

Millicom International Cellular SA
5.125% due 01/15/2028	720	671

NGL Energy Operating LLC
7.500% due 02/01/2026	4,519	4,568

NGL Energy Partners LP
6.125% due 03/01/2025	548	547

NRG Energy, Inc.
5.750% due 01/15/2028	1,057	1,054

Pattern Energy Operations LP
4.500% due 08/15/2028	1,100	1,041

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	53

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PBF Holding Co. LLC
6.000% due 02/15/2028	$2,019	$1,968

Qwest Corp.
7.250% due 09/15/2025	847	831

Summit Midstream Holdings LLC
9.000% due 10/15/2026 þ	706	701

Tallgrass Energy Partners LP
5.500% due 01/15/2028	2,822	2,670
6.000% due 03/01/2027	1,034	1,012
7.500% due 10/01/2025	1,540	1,549

Telecom Italia SpA
5.303% due 05/30/2024	2,345	2,336

TerraForm Power Operating LLC
5.000% due 01/31/2028	1,366	1,328

Transocean Poseidon Ltd.
6.875% due 02/01/2027	1,575	1,571

Vistra Operations Co. LLC
5.500% due 09/01/2026	2,110	2,084
5.625% due 02/15/2027	4,836	4,773

		77,051

Total Corporate Bonds & Notes (Cost $1,169,768)		1,174,478

U.S. TREASURY OBLIGATIONS 0.8%

U.S. Treasury Notes
4.625% due 06/30/2025	9,820	9,845

Total U.S. Treasury Obligations (Cost $9,758)		9,845

	SHARES
COMMON STOCKS 0.3%

FINANCIALS 0.2%

Bruin Blocker LLC «(c)(h)	182,994	0

Intelsat Emergence SA «(c)(h)	90,881	2,589

	SHARES	MARKET VALUE (000S)

Newco, Inc. «(c)	5,855	$419

		3,008

HEALTH CARE 0.1%

Amsurg Equity «(c)(h)	21,155	1,085

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC «(c)	530	0

INFORMATION TECHNOLOGY 0.0%

Riverbed Technology, Inc. «(c)(h)	22,812	6

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(c)	214,645	0

Total Common Stocks (Cost $10,031)		4,098

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,029	0

Intelsat Emergence SA - Exp. 02/17/2027 «	28,334	73

Total Warrants (Cost $3,431)		73

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	3,178	0

Total Preferred Securities (Cost $1,042)		0

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (i) 4.8%
		$60,090

Total Short-Term Instruments (Cost $60,090)		60,090

Total Investments in Securities (Cost $1,259,852)		1,254,420

INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

MUTUAL FUNDS 2.6%

PIMCO Government Money Market Fund
5.450% (e)(f)(g)	31,984,202	31,984

Total Short-Term Instruments (Cost $31,984)		31,984

Total Investments in Affiliates (Cost $31,984)		31,984

Total Investments 103.0% (Cost $1,291,836)		$1,286,404

Financial Derivative Instruments (k) 0.0% (Cost or Premiums, net $447)		22

Other Assets and Liabilities, net (3.0)%		(37,289)

Net Assets 100.0%		$1,249,137

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Institutional Class Shares of each Fund.
(f)

Securities with an aggregate market value of $31,652 were out on loan in exchange for $32,311 of cash collateral as of December 31, 2023. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(g)	Coupon represents a 7-Day Yield.

(h) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$884	$1,085	0.09%
Bruin Blocker LLC	04/20/2021	0	0	0.00
Intelsat Emergence SA	10/02/2018 - 07/03/2023	6,884	2,589	0.20
Riverbed Technology, Inc.	04/24/2018 - 12/07/2021	1,634	5	0.00

		$9,402	$3,679	0.29%

54	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.510%	01/02/2024	01/03/2024	$100	U.S. Treasury Notes 2.125% due 05/15/2025	$(102)	$100	$100
DEU	5.510	01/02/2024	01/03/2024	27,400	U.S. Treasury Inflation Protected Securities 1.375% due 07/15/2033	(27,953)	27,400	27,400
FICC	2.600	12/29/2023	01/02/2024	4,090	U.S. Treasury Notes 3.875% due 01/15/2026	(4,172)	4,090	4,091
JPS	5.450	12/29/2023	01/02/2024	28,500	U.S. Treasury Bonds 1.875% due 02/15/2041	(29,052)	28,500	28,517

Total Repurchase Agreements						$(61,279)	$60,090	$60,108

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	(0.500)%	10/23/2023	TBD	(3)	$	(447)	$(447)

Total Reverse Repurchase Agreements							$(447)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$100	$0	$0	$0	$100	$(102)	$(2)
BRC	0	(447)	0	0	(447)	561	114
DEU	27,400	0	0	0	27,400	(27,953)	(553)
FICC	4,091	0	0	0	4,091	(4,172)	(81)
JPS	28,517	0	0	0	28,517	(29,052)	(535)

Master Securities Lending Agreement
BCY	0	0	0	10,675	10,675	(10,888)	(213)
BMO	0	0	0	1,491	1,491	(1,520)	(29)
BOS	0	0	0	4,965	4,965	(5,064)	(99)
BPG	0	0	0	1,749	1,749	(1,785)	(36)
BSN	0	0	0	441	441	(450)	(9)
GSC	0	0	0	6,239	6,239	(6,364)	(125)
RDR	0	0	0	6,092	6,092	(6,240)	(148)

Total Borrowings and Other Financing Transactions	$60,108	$(447)	$0	$31,652

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(5)
Corporate Bonds & Notes	$32,311	$0	$0	$0	$32,311

Total	$32,311	$0	$0	$0	$32,311

Reverse Repurchase Agreements
Corporate Bonds & Notes	0	0	0	(447)	(447)

Total	$0	$0	$0	$(447)	$(447)

Total Borrowings	$32,311	$0	$0	$(447)	$31,864

Payable for reverse repurchase agreements and securities on loan - cash collateral					$31,864

(j)	Securities with an aggregate market value of $561 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	55

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

(2)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(264) at a weighted average interest rate of (0.662%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2024	136	$28,004	$26	$17	$0
U.S. Treasury 5-Year Note March Futures	03/2024	213	23,169	576	18	0

Total Futures Contracts				$602	$35	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Calpine Corp.	5.000%	Quarterly	06/20/2028	2.674%	$2,500	$100	$127	$227	$0	$(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2028	1.885	1,500	170	35	205	0	0
Newell Brands, Inc.	1.000	Quarterly	06/20/2028	3.418	2,300	(353)	144	(209)	2	0

						$(83)	$306	$223	$2	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-36 5-Year Index	5.000%	Quarterly	06/20/2026	$4,850	$183	$134	$317	$0	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	594	14	23	37	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	49,797	333	2,663	2,996	0	(14)

					$530	$2,820	$3,350	$0	$(14)

Total Swap Agreements					$447	$3,126	$3,573	$2	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$35	$2	$37	$0	$0	$(15)	$(15)

Cash of $10,319 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

56	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$35	$37

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$0	$15

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$557	$557
Swap Agreements	0	2,230	0	0	(5)	2,225

	$0	$2,230	$0	$0	$552	$2,782

Over the counter
Swap Agreements	$0	$3	$0	$0	$0	$3

	$0	$2,233	$0	$0	$552	$2,785

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$875	$875
Swap Agreements	0	1,420	0	0	0	1,420

	$0	$1,420	$0	$0	$875	$2,295

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	57

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,553	$3,282	$5,835
Corporate Bonds & Notes
Banking & Finance	0	212,189	624	212,813
Industrials	0	884,614	0	884,614
Utilities	0	77,051	0	77,051
U.S. Treasury Obligations	0	9,845	0	9,845
Common Stocks
Financials	0	0	3,008	3,008
Health Care	0	0	1,085	1,085
Information Technology	0	0	6	6
Warrants
Financials	0	0	73	73
Short-Term Instruments
Repurchase Agreements	0	60,090	0	60,090

	$0	$1,246,342	$8,078	$1,254,420

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$31,984	$0	$0	$31,984

Total Investments	$31,984	$1,246,342	$8,078	$1,286,404

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$37	$0	$37

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(15)	$0	$(15)

Total Financial Derivative Instruments	$0	$22	$0	$22

Totals	$31,984	$1,246,364	$8,078	$1,286,426

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

58	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

CORPORATE BONDS & NOTES 97.6%

BANKING & FINANCE 38.2%

ABN AMRO Bank NV
6.339% due 09/18/2027	$240	$245

AerCap Ireland Capital DAC
2.450% due 10/29/2026	3,632	3,365
3.000% due 10/29/2028	130	119
3.300% due 01/30/2032	2,455	2,138
3.400% due 10/29/2033	146	125
3.850% due 10/29/2041	63	51
4.450% due 10/01/2025	787	773

Aflac, Inc.
4.750% due 01/15/2049	51	48

AIA Group Ltd.
4.950% due 04/04/2033	2,180	2,197

AIB Group PLC
7.583% due 10/14/2026 •	230	237

Aircastle Ltd.
4.250% due 06/15/2026	140	135
6.500% due 07/18/2028	120	123

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	2,007	1,564
4.900% due 12/15/2030	48	48

Alleghany Corp.
3.250% due 08/15/2051	1,571	1,191

Ally Financial, Inc.
2.200% due 11/02/2028	1,041	886
3.875% due 05/21/2024	40	40
4.750% due 06/09/2027	110	106
5.800% due 05/01/2025	130	130

American Express Co.
3.950% due 08/01/2025	867	853
4.050% due 12/03/2042	123	111
4.420% due 08/03/2033 •	1,355	1,305
6.489% due 10/30/2031	140	152

American Homes 4 Rent LP
4.250% due 02/15/2028	125	121

American Tower Corp.
2.750% due 01/15/2027	667	626
2.900% due 01/15/2030	2,187	1,948
2.950% due 01/15/2051	1,773	1,184
3.125% due 01/15/2027	342	324
3.600% due 01/15/2028	950	906
5.900% due 11/15/2033	120	127

ANZ New Zealand International Ltd.
1.250% due 06/22/2026	136	125

Aon Corp.
2.800% due 05/15/2030	1,441	1,279
2.900% due 08/23/2051	974	636
3.900% due 02/28/2052	70	56

Arch Capital Group Ltd.
3.635% due 06/30/2050	142	109

Ares Capital Corp.
2.875% due 06/15/2027 (d)	268	245
2.875% due 06/15/2028	10	9

Ares Management Corp.
6.375% due 11/10/2028	1,000	1,049

ASB Bank Ltd.
2.375% due 10/22/2031	125	102

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031	181	161

Athene Global Funding
0.914% due 08/19/2024	493	478
1.000% due 04/16/2024	10	10
1.450% due 01/08/2026	607	560
1.608% due 06/29/2026	1,475	1,336
1.716% due 01/07/2025	41	39
2.673% due 06/07/2031	10	8

Australia & New Zealand Banking Group Ltd.
2.570% due 11/25/2035 •(e)	725	586
2.950% due 07/22/2030 •	234	222
4.400% due 05/19/2026 (e)	455	444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aviation Capital Group LLC
1.950% due 01/30/2026	$168	$156
6.250% due 04/15/2028	2,217	2,263

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026	45	42
2.528% due 11/18/2027	1,092	968
2.875% due 02/15/2025	1,576	1,521
5.500% due 01/15/2026	1,992	1,980

AXIS Specialty Finance PLC
4.000% due 12/06/2027	120	115

Banco Bilbao Vizcaya Argentaria SA
5.862% due 09/14/2026 •	47	47
6.138% due 09/14/2028	340	349

Banco de Credito e Inversiones SA
3.500% due 10/12/2027	854	808

Banco Santander Chile
2.700% due 01/10/2025	125	122

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025	147	147

Banco Santander SA
1.849% due 03/25/2026	86	80
4.379% due 04/12/2028	120	117
5.147% due 08/18/2025	801	797
5.294% due 08/18/2027	120	120

Bank of America Corp.
1.530% due 12/06/2025 •	1,043	1,003
2.572% due 10/20/2032 •	4,070	3,376
2.676% due 06/19/2041 •	498	356
2.687% due 04/22/2032 •	666	563
2.884% due 10/22/2030 •	130	115
3.384% due 04/02/2026 •	1,376	1,339
3.419% due 12/20/2028 •	2,719	2,563
3.458% due 03/15/2025 •	1,330	1,324
3.500% due 04/19/2026	960	934
3.970% due 03/05/2029 •	100	96
4.000% due 04/01/2024	417	415
4.083% due 03/20/2051 •	2,252	1,896
4.271% due 07/23/2029 •	1,704	1,647
4.827% due 07/22/2026 •	845	839
4.948% due 07/22/2028 •	984	984
5.015% due 07/22/2033 •	2,809	2,780
5.080% due 01/20/2027 •	1,309	1,307
5.875% due 02/07/2042	130	140
6.204% due 11/10/2028 •	823	859

Bank of Ireland Group PLC
6.253% due 09/16/2026 •	120	121

Bank of New York Mellon Corp.
4.706% due 02/01/2034	120	117
5.802% due 10/25/2028 •	46	48
5.834% due 10/25/2033 •	1,868	1,981

Bank of New Zealand
1.000% due 03/03/2026	110	101

Bank of Nova Scotia
1.050% due 03/02/2026	53	49
5.250% due 06/12/2028	372	378

Barclays PLC
2.852% due 05/07/2026 •	250	241
3.932% due 05/07/2025 •	128	127
4.337% due 01/10/2028	125	122
4.375% due 01/12/2026	3,968	3,915
5.304% due 08/09/2026 •	560	558
7.325% due 11/02/2026 •	120	124
7.437% due 11/02/2033 •	44	49

Berkshire Hathaway Finance Corp.
2.850% due 10/15/2050	1,170	821
3.850% due 03/15/2052	1,752	1,466
4.200% due 08/15/2048	386	356
4.250% due 01/15/2049	545	509
5.750% due 01/15/2040	721	816

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	654	636

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050	75	47
2.850% due 08/05/2051	1,756	1,114
3.500% due 09/10/2049	576	419

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blackstone Secured Lending Fund
2.750% due 09/16/2026	$942	$862
3.625% due 01/15/2026	128	122

Block Financial LLC
3.875% due 08/15/2030	917	839

Blue Owl Capital Corp.
2.875% due 06/11/2028	157	138
3.400% due 07/15/2026	126	117
4.250% due 01/15/2026	10	10

Blue Owl Finance LLC
3.125% due 06/10/2031	274	226
4.125% due 10/07/2051	480	320

BNP Paribas SA
1.323% due 01/13/2027 •	1,272	1,174
2.219% due 06/09/2026 •	442	422
3.800% due 01/10/2024	10	10
4.400% due 08/14/2028	2,798	2,728

BPCE SA
1.000% due 01/20/2026	332	306
1.652% due 10/06/2026 •	1,764	1,643
3.500% due 10/23/2027	250	234
5.975% due 01/18/2027 •	825	832

Brandywine Operating Partnership LP
3.950% due 11/15/2027	400	358

Brighthouse Financial Global Funding
1.550% due 05/24/2026	482	441

Brookfield Finance, Inc.
3.625% due 02/15/2052	717	512
3.900% due 01/25/2028	1,095	1,056
4.850% due 03/29/2029	2,215	2,204

Brown & Brown, Inc.
2.375% due 03/15/2031	146	120
4.950% due 03/17/2052	100	89

CaixaBank SA
6.684% due 09/13/2027	363	372

Capital One Financial Corp.
1.878% due 11/02/2027	1,954	1,759
2.636% due 03/03/2026 •	1,598	1,532
4.985% due 07/24/2026 •	240	237
5.247% due 07/26/2030 •	178	175
5.268% due 05/10/2033 •	145	142
5.468% due 02/01/2029	120	120

CBRE Services, Inc.
5.950% due 08/15/2034	120	126

Charles Schwab Corp.
1.650% due 03/11/2031	3,754	3,032
1.950% due 12/01/2031	164	132
2.000% due 03/20/2028	688	613
2.300% due 05/13/2031	10	8
2.900% due 03/03/2032	100	86
5.875% due 08/24/2026	1,242	1,274

China Cinda Finance Ltd.
4.250% due 04/23/2025	208	205

Chubb INA Holdings, Inc.
1.375% due 09/15/2030	60	49
3.050% due 12/15/2061	50	36

Citigroup, Inc.
2.561% due 05/01/2032 •(g)	1,500	1,252
2.572% due 06/03/2031 •(g)	500	427
2.976% due 11/05/2030 •	340	303
3.057% due 01/25/2033 •(g)	1,980	1,690
3.070% due 02/24/2028 •	130	123
3.400% due 05/01/2026	500	483
3.668% due 07/24/2028 •	523	499
3.700% due 01/12/2026	100	98
3.887% due 01/10/2028 •	3,055	2,956
3.980% due 03/20/2030 •	240	228
4.075% due 04/23/2029 •	425	409
5.316% due 03/26/2041	130	131
6.270% due 11/17/2033 •(g)	908	972

Citizens Bank NA
3.750% due 02/18/2026	420	400
4.575% due 08/09/2028	230	218

Citizens Financial Group, Inc.
2.850% due 07/27/2026	125	117
3.250% due 04/30/2030	10	9

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	59

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Bank of Australia
2.688% due 03/11/2031 (e)	$1,488	$1,225
3.743% due 09/12/2039 (e)	1,338	1,056
5.316% due 03/13/2026	1,002	1,018

Cooperatieve Rabobank UA
1.980% due 12/15/2027 •	110	100
3.750% due 07/21/2026	963	923
5.800% due 09/30/2110	3	3

Corebridge Financial, Inc.
3.500% due 04/04/2025	1,104	1,077
3.650% due 04/05/2027	1,177	1,133
3.850% due 04/05/2029	838	790
3.900% due 04/05/2032	196	177
4.400% due 04/05/2052	100	84

Corporate Office Properties LP
2.250% due 03/15/2026	472	440

Credit Agricole SA
1.247% due 01/26/2027 •	1,006	927
1.907% due 06/16/2026 •	51	48

Credit Suisse AG
1.250% due 08/07/2026	352	319

Crown Castle, Inc.
1.350% due 07/15/2025	23	22
2.100% due 04/01/2031	20	16
2.250% due 01/15/2031	1,048	869
2.500% due 07/15/2031	10	8
2.900% due 03/15/2027	650	608
2.900% due 04/01/2041	172	123
3.100% due 11/15/2029	1,720	1,541
3.250% due 01/15/2051	27	19
3.300% due 07/01/2030	100	90
4.300% due 02/15/2029	713	687
4.450% due 02/15/2026	1,055	1,040

CubeSmart LP
3.000% due 02/15/2030	56	50

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	870	837

Danske Bank AS
3.244% due 12/20/2025 •	1,579	1,539
5.375% due 01/12/2024	830	830

Deutsche Bank AG
2.129% due 11/24/2026 •(g)	1,778	1,668
3.961% due 11/26/2025 •	471	463
4.100% due 01/13/2026	1,006	979
7.079% due 02/10/2034 •	912	938

Digital Realty Trust LP
3.600% due 07/01/2029	714	670
3.700% due 08/15/2027	51	49

Discover Bank
4.650% due 09/13/2028	2,074	1,976

Discover Financial Services
4.100% due 02/09/2027	110	106

DNB Bank ASA
1.535% due 05/25/2027 •	2,071	1,891

Empower Finance LP
1.776% due 03/17/2031	61	49
3.075% due 09/17/2051	2,480	1,714

Enstar Group Ltd.
3.100% due 09/01/2031	428	349

Equinix, Inc.
1.450% due 05/15/2026	10	9
2.150% due 07/15/2030	556	471
2.625% due 11/18/2024	50	49
3.000% due 07/15/2050	773	526
3.200% due 11/18/2029	1,416	1,302

Equitable Financial Life Global Funding
1.300% due 07/12/2026	250	226

Equitable Holdings, Inc.
5.000% due 04/20/2048	1,233	1,147

Essex Portfolio LP
2.650% due 03/15/2032	2,499	2,090
3.500% due 04/01/2025	50	49

Extra Space Storage LP
2.350% due 03/15/2032	1,974	1,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

F&G Global Funding
1.750% due 06/30/2026	$135	$122
2.300% due 04/11/2027	503	453

Fairfax Financial Holdings Ltd.
5.625% due 08/16/2032	1,248	1,248

Federation des Caisses Desjardins du Quebec
5.700% due 03/14/2028	2,393	2,464

Fidelity National Financial, Inc.
3.200% due 09/17/2051	313	199

Fifth Third Bacorp
4.055% due 04/25/2028 •	2,266	2,162

Fifth Third Bancorp
6.361% due 10/27/2028	250	260

First American Financial Corp.
4.000% due 05/15/2030	53	48

First-Citizens Bank & Trust Co.
2.969% due 09/27/2025 •	50	49

Ford Motor Credit Co. LLC
3.815% due 11/02/2027	100	93
4.389% due 01/08/2026	1,160	1,129
6.800% due 05/12/2028	120	125
6.950% due 03/06/2026	240	246

FS KKR Capital Corp.
1.650% due 10/12/2024	261	252
3.125% due 10/12/2028	183	160
3.400% due 01/15/2026	273	258

GA Global Funding Trust
0.800% due 09/13/2024	134	129
1.950% due 09/15/2028	181	155
2.250% due 01/06/2027	512	465

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026	410	388

GATX Corp.
3.500% due 06/01/2032	50	44
4.700% due 04/01/2029	1,626	1,614

General Motors Financial Co., Inc.
1.050% due 03/08/2024	718	712
1.250% due 01/08/2026	2,382	2,205
1.500% due 06/10/2026	1,312	1,203
2.350% due 01/08/2031	150	124
2.750% due 06/20/2025	10	10
4.300% due 04/06/2029	52	50
5.100% due 01/17/2024	10	10
5.850% due 04/06/2030	100	103

Global Atlantic Fin Co.
3.125% due 06/15/2031	100	82

Globe Life, Inc.
4.800% due 06/15/2032	100	97

GLP Capital LP
3.250% due 01/15/2032	100	85
4.000% due 01/15/2030	1,543	1,410
4.000% due 01/15/2031	506	456
5.300% due 01/15/2029	1,311	1,304

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	1,455	1,342
1.948% due 10/21/2027 •	2,656	2,431
1.992% due 01/27/2032 •	4,809	3,888
2.600% due 02/07/2030	10	9
2.615% due 04/22/2032 •	3,064	2,573
2.640% due 02/24/2028 •	1,225	1,136
3.102% due 02/24/2033 •	1,184	1,017
3.615% due 03/15/2028 •	51	49
3.800% due 03/15/2030	10	9
4.017% due 10/31/2038 •	55	48
4.482% due 08/23/2028 •	1,789	1,758
4.750% due 10/21/2045	130	123

Guardian Life Global Funding
1.625% due 09/16/2028	651	570

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	1,514	1,297

Highwoods Realty LP
3.050% due 02/15/2030	1,244	1,030

Host Hotels & Resorts LP
3.875% due 04/01/2024	242	241
4.500% due 02/01/2026	512	503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
1.589% due 05/24/2027 •	$1,846	$1,694
2.206% due 08/17/2029 •	230	201
2.357% due 08/18/2031 •	832	690
2.871% due 11/22/2032 •	61	51
3.900% due 05/25/2026	1,177	1,146
3.973% due 05/22/2030 •	3,208	2,999
4.041% due 03/13/2028 •	130	125
4.300% due 03/08/2026	1,168	1,149
4.583% due 06/19/2029 •	2,301	2,233
4.755% due 06/09/2028 •	110	108
6.254% due 03/09/2034 •	2,085	2,217

Hudson Pacific Properties LP
5.950% due 02/15/2028 (d)	284	251

Huntington National Bank
5.699% due 11/18/2025	407	402

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,562	1,851

ING Groep NV
4.017% due 03/28/2028 •	60	58
6.114% due 09/11/2034	100	105

Intercontinental Exchange, Inc.
5.200% due 06/15/2062	100	103

Intesa Sanpaolo SpA
6.625% due 06/20/2033	996	1,022
7.000% due 11/21/2025	100	103
7.778% due 06/20/2054	110	114
8.248% due 11/21/2033 •	606	658

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	2,101	1,673

Jackson National Life Global Funding
1.750% due 01/12/2025	200	192

Jefferies Financial Group, Inc.
5.875% due 07/21/2028	120	123

JPMorgan Chase & Co.
1.045% due 11/19/2026 •	100	93
1.470% due 09/22/2027 •	1,441	1,306
1.561% due 12/10/2025 •	438	422
1.764% due 11/19/2031 •	1,214	984
2.005% due 03/13/2026 •	2,365	2,273
2.580% due 04/22/2032 •	4,104	3,473
2.947% due 02/24/2028 •	1,264	1,190
2.950% due 10/01/2026	908	865
2.963% due 01/25/2033 •	1,695	1,453
3.109% due 04/22/2041	119	92
3.509% due 01/23/2029 •	807	765
3.964% due 11/15/2048 •	80	67
4.005% due 04/23/2029 •	50	48
4.080% due 04/26/2026 •	385	379
4.323% due 04/26/2028 •	757	746
4.565% due 06/14/2030 •	802	785
4.586% due 04/26/2033 •	220	213
4.851% due 07/25/2028 •	660	661
4.912% due 07/25/2033 •	3,137	3,103
5.400% due 01/06/2042	656	680

Key Corp.
3.878% due 05/23/2025	76	74

Kilroy Realty LP
4.375% due 10/01/2025	362	352

Kimco Realty OP LLC
2.250% due 12/01/2031	582	476

KKR Group Finance Co. LLC
3.250% due 12/15/2051	2,028	1,401

Lazard Group LLC
3.750% due 02/13/2025	2,190	2,143

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	1,518	1,151
5.500% due 06/15/2052	675	667

Lloyds Banking Group PLC
3.574% due 11/07/2028 •	100	94
3.750% due 01/11/2027	2,063	1,982
3.750% due 03/18/2028 •	51	49
3.870% due 07/09/2025 •	741	734

LPL Holdings, Inc.
6.750% due 11/17/2028	1,240	1,323

60	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LSEGA Financing PLC
2.000% due 04/06/2028	$1,763	$1,579
3.200% due 04/06/2041	538	417

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,118	997
3.763% due 11/28/2028 •	60	56

Manulife Financial Corp.
4.150% due 03/04/2026	878	868

Marsh & McLennan Cos., Inc.
2.375% due 12/15/2031	100	85
4.350% due 01/30/2047	478	430
4.900% due 03/15/2049	1,502	1,458
6.250% due 11/01/2052	110	127

MassMutual Global Funding
4.150% due 08/26/2025	399	395

Mastercard, Inc.
4.875% due 03/09/2028	932	961

Meiji Yasuda Life Insurance Co.
5.200% due 10/20/2045 •	49	48

MET Tower Global Funding
1.250% due 09/14/2026	111	101

MetLife, Inc.
4.125% due 08/13/2042	130	115
5.000% due 07/15/2052	100	99
9.250% due 04/08/2068	163	183

Metropolitan Life Global Funding
1.875% due 01/11/2027	2,934	2,682
5.150% due 03/28/2033	1,955	1,991

Mitsubishi HC Capital, Inc.
5.080% due 09/15/2027	1,321	1,322

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030	2,822	2,376
2.309% due 07/20/2032 •	164	136
2.341% due 01/19/2028 •	1,293	1,197
3.195% due 07/18/2029	1,239	1,139
3.751% due 07/18/2039	120	105
4.788% due 07/18/2025 •	1,150	1,145
5.017% due 07/20/2028 •	776	777
5.719% due 02/20/2026 •	994	998

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •	80	65
2.564% due 09/13/2031	249	203
3.170% due 09/11/2027	60	56
5.414% due 09/13/2028 •	1,394	1,414

Morgan Stanley
1.928% due 04/28/2032 •	2,739	2,204
2.511% due 10/20/2032 •	119	99
2.630% due 02/18/2026 •	300	290
3.620% due 04/17/2025 •	519	516
3.622% due 04/01/2031 •	3,019	2,782
3.971% due 07/22/2038	120	105
4.210% due 04/20/2028 •	1,538	1,504
4.300% due 01/27/2045	90	81
4.375% due 01/22/2047	130	117
4.679% due 07/17/2026 •	1,736	1,720
4.889% due 07/20/2033 •	2,155	2,102
5.050% due 01/28/2027 •	565	566
5.123% due 02/01/2029 •	1,495	1,503
5.164% due 04/20/2029	130	131
6.296% due 10/18/2028 •	46	48

Morgan Stanley Bank NA
5.882% due 10/30/2026	1,000	1,029

Nasdaq, Inc.
5.550% due 02/15/2034	250	260

National Australia Bank Ltd.
2.990% due 05/21/2031 (e)	100	84
3.347% due 01/12/2037 •(e)	110	91

Nationwide Building Society
2.972% due 02/16/2028 •	50	47
3.960% due 07/18/2030 •	2,024	1,892

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050	1,676	1,346
4.950% due 04/22/2044	54	47

NatWest Group PLC
3.032% due 11/28/2035 •	202	168
4.269% due 03/22/2025 •	682	680
4.892% due 05/18/2029 •	4,845	4,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Life Global Funding
2.350% due 07/14/2026	$100	$94

New York Life Insurance Co.
3.750% due 05/15/2050	135	108
4.450% due 05/15/2069	169	145
6.750% due 11/15/2039	503	580

Nippon Life Insurance Co.
2.900% due 09/16/2051 •	576	475
3.400% due 01/23/2050 •	679	601
5.100% due 10/16/2044 •	325	322

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024	100	97
1.850% due 09/16/2026	125	112
2.000% due 03/09/2026	2,145	1,972
2.450% due 09/15/2028	100	86

Nomura Holdings, Inc.
2.172% due 07/14/2028	57	50
2.329% due 01/22/2027	2,194	2,013
2.648% due 01/16/2025	1,606	1,559

NongHyup Bank
1.250% due 07/20/2025	37	35

Nordea Bank Abp
1.500% due 09/30/2026	55	50
5.375% due 09/22/2027	1,688	1,717

Norinchukin Bank
4.867% due 09/14/2027 (d)	723	723
5.071% due 09/14/2032	47	47
5.430% due 03/09/2028 (d)	1,215	1,241

Northwestern Mutual Global Funding
0.800% due 01/14/2026	332	307
4.000% due 07/01/2025	20	20

Nuveen Finance LLC
4.125% due 11/01/2024	861	848

Oaktree Strategic Credit Fund
8.400% due 11/14/2028	1,000	1,054

Old Republic International Corp.
3.875% due 08/26/2026	630	606

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(e)	328	309

Pacific Life Global Funding
1.600% due 09/21/2028	3,051	2,619

Pacific LifeCorp
5.400% due 09/15/2052	703	701

PNC Financial Services Group, Inc.
2.307% due 04/23/2032	260	218
5.068% due 01/24/2034	2,314	2,265
5.354% due 12/02/2028 •	47	48
5.582% due 06/12/2029	485	496
6.875% due 10/20/2034	140	155

Popular, Inc.
7.250% due 03/13/2028	1,721	1,772

Pricoa Global Funding
0.800% due 09/01/2025	1,321	1,234

Principal Life Global Funding
3.000% due 04/18/2026	848	808

Progressive Corp.
3.000% due 03/15/2032	761	679
3.700% due 03/15/2052	100	81

Prologis LP
3.000% due 04/15/2050	68	49
4.000% due 09/15/2028	1,658	1,619

Protective Life Global Funding
1.303% due 09/20/2026	722	655
1.646% due 01/13/2025	572	550

Prudential Financial, Inc.
3.000% due 03/10/2040	172	134
3.905% due 12/07/2047	135	111
5.375% due 05/15/2045	440	435

Prudential Funding Asia PLC
3.125% due 04/14/2030	281	255
3.625% due 03/24/2032	577	522

Raymond James Financial, Inc.
3.750% due 04/01/2051	60	45

Realty Income Corp.
3.250% due 01/15/2031	132	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 01/15/2028	$583	$554
4.700% due 12/15/2028	1,514	1,527

Regency Centers LP
2.950% due 09/15/2029	803	721

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	949	920

Reliance Standard Life Global Funding
1.512% due 09/28/2026	157	140

Rexford Industrial Realty LP
2.150% due 09/01/2031	1,183	948

RGA Global Funding
2.000% due 11/30/2026	53	49
6.000% due 11/21/2028	920	955

Royal Bank of Canada
3.625% due 05/04/2027	50	48

Sabra Health Care LP
3.200% due 12/01/2031	295	242

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	1,460	1,338
4.500% due 07/17/2025	1,045	1,033
6.499% due 03/09/2029 •	1,634	1,690

Santander U.K. Group Holdings PLC
1.673% due 06/14/2027 •	3,167	2,881

Scentre Group Trust
3.500% due 02/12/2025	50	49

SITE Centers Corp.
3.625% due 02/01/2025	254	247

SMBC Aviation Capital Finance DAC
1.900% due 10/15/2026	1,247	1,133

Societe Generale SA
1.488% due 12/14/2026 •	2,312	2,130
1.792% due 06/09/2027 •	105	96
2.797% due 01/19/2028 •	825	760
3.337% due 01/21/2033 •	686	578
4.250% due 04/14/2025	731	715
6.691% due 01/10/2034 •	580	613

Spirit Realty LP
4.450% due 09/15/2026	488	479

Standard Chartered PLC
2.678% due 06/29/2032 •	84	68
2.819% due 01/30/2026 •	3,384	3,273
4.644% due 04/01/2031 •	1,523	1,437

State Street Corp.
5.751% due 11/04/2026 •	1,046	1,063
5.820% due 11/04/2028 •	1,152	1,196

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	137	124

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031	2,450	2,021
2.472% due 01/14/2029	552	492
2.750% due 01/15/2030	3,034	2,685
4.306% due 10/16/2028	50	49
5.766% due 01/13/2033	47	50

Sumitomo Mitsui Trust Bank Ltd.
4.950% due 09/15/2027	1,962	1,968

Sun Communities Operating LP
2.300% due 11/01/2028	56	49

SVB Financial Group
1.800% due 02/02/2031 ^(a)	1	1

Synchrony Financial
2.875% due 10/28/2031	2,242	1,798
5.150% due 03/19/2029	122	119

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	1	1

Toronto-Dominion Bank
3.200% due 03/10/2032	3,044	2,698
4.108% due 06/08/2027	49	48

Travelers Cos., Inc.
3.050% due 06/08/2051	125	92

Truist Financial Corp.
1.125% due 08/03/2027	15	13
4.260% due 07/28/2026	332	325
4.873% due 01/26/2029	227	224
5.122% due 01/26/2034 •	120	116
5.867% due 06/08/2034	130	133
7.161% due 10/30/2029	1,360	1,470

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	61

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Bancorp
1.375% due 07/22/2030	$70	$56
3.900% due 04/26/2028	352	340
4.548% due 07/22/2028	872	860
4.653% due 02/01/2029	320	315
5.727% due 10/21/2026	598	602
5.836% due 06/12/2034	120	124

UBS AG
1.250% due 06/01/2026	578	531
4.500% due 06/26/2048	465	459

UBS Group AG
1.305% due 02/02/2027 •	805	739
2.193% due 06/05/2026 •	2,389	2,273
3.126% due 08/13/2030 •	663	592
4.125% due 09/24/2025	1,815	1,777
4.194% due 04/01/2031 •	2,465	2,297
4.751% due 05/12/2028 •	959	945
4.875% due 05/15/2045	916	873
6.373% due 07/15/2026 •	481	487
6.442% due 08/11/2028 •	339	352
6.537% due 08/12/2033 •	786	839

UDR, Inc.
2.100% due 08/01/2032	1,847	1,449
3.000% due 08/15/2031	100	88

UniCredit SpA
1.982% due 06/03/2027 •	678	620
2.569% due 09/22/2026 •	52	49
3.127% due 06/03/2032 •	145	123

USAA Capital Corp.
2.125% due 05/01/2030	57	48

VICI Properties LP
4.625% due 12/01/2029	4,094	3,862
5.125% due 05/15/2032	51	50
5.625% due 05/15/2052	991	951

Visa, Inc.
1.900% due 04/15/2027	243	226
2.700% due 04/15/2040	164	127

Wells Fargo & Co.
3.068% due 04/30/2041 •	182	138
3.526% due 03/24/2028 •	1,521	1,452
3.908% due 04/25/2026 •	1,785	1,751
4.150% due 01/24/2029	753	732
4.611% due 04/25/2053 •	910	819
4.808% due 07/25/2028 •	1,766	1,754
4.897% due 07/25/2033 •	5,695	5,551
5.013% due 04/04/2051	800	762
5.389% due 04/24/2034	120	121

Welltower OP LLC
4.250% due 04/15/2028	1,091	1,072

Westpac Banking Corp.
2.150% due 06/03/2031	110	93
2.700% due 08/19/2026	180	172
2.894% due 02/04/2030 •(e)	10	10
2.963% due 11/16/2040 (e)	158	110
3.020% due 11/18/2036 •(e)	60	49
5.405% due 08/10/2033 •(e)	51	51

Weyerhaeuser Co.
6.875% due 12/15/2033	359	396
7.375% due 03/15/2032	1,999	2,322

Willis North America, Inc.
4.650% due 06/15/2027	1,892	1,873

		394,154

INDUSTRIALS 45.8%

7-Eleven, Inc.
0.800% due 02/10/2024	10	10
0.950% due 02/10/2026	1,782	1,648

AbbVie, Inc.
2.950% due 11/21/2026	1,603	1,538
3.200% due 05/14/2026	25	24
3.800% due 03/15/2025	210	207
3.850% due 06/15/2024	152	151
4.050% due 11/21/2039	1,810	1,635
4.400% due 11/06/2042	52	48
4.450% due 05/14/2046	130	120
4.550% due 03/15/2035	953	935

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.700% due 05/14/2045	$3,342	$3,184
4.850% due 06/15/2044	27	26

Aetna, Inc.
3.875% due 08/15/2047	1,285	1,007

Agilent Technologies, Inc.
2.300% due 03/12/2031	10	9

Aker BP ASA
2.000% due 07/15/2026	1,540	1,420
3.100% due 07/15/2031	80	68

Alcon Finance Corp.
2.600% due 05/27/2030	2,067	1,793

Alibaba Group Holding Ltd.
3.400% due 12/06/2027	908	862
3.600% due 11/28/2024	942	925
4.400% due 12/06/2057	338	276

Allegion PLC
3.500% due 10/01/2029	54	50

Alphabet, Inc.
0.450% due 08/15/2025	279	262

Amazon.com, Inc.
2.100% due 05/12/2031	4,378	3,777
2.700% due 06/03/2060	1,602	1,061
3.100% due 05/12/2051	140	104
3.250% due 05/12/2061	143	105
3.875% due 08/22/2037	1,752	1,627
4.100% due 04/13/2062	246	218

Amcor Flexibles North America, Inc.
2.690% due 05/25/2031	40	34

America Movil SAB de CV
3.625% due 04/22/2029	890	841

Amgen, Inc.
3.000% due 02/22/2029	100	94
3.150% due 02/21/2040	3,865	3,010
3.200% due 11/02/2027	345	330
3.625% due 05/22/2024	598	593
4.200% due 02/22/2052	100	85
4.400% due 05/01/2045	2,130	1,893
4.400% due 02/22/2062	172	145
4.663% due 06/15/2051	919	837
4.950% due 10/01/2041	563	539
5.150% due 03/02/2028	908	930
5.250% due 03/02/2025	424	425
5.750% due 03/02/2063	68	71

Amphenol Corp.
2.800% due 02/15/2030	160	146

Anglo American Capital
3.875% due 03/16/2029	120	113

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	855	744

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	1,107	1,104
4.900% due 02/01/2046	4,323	4,241

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	280	275

Anheuser-Busch InBev Worldwide, Inc.
4.000% due 04/13/2028	49	48
5.450% due 01/23/2039	625	660
5.800% due 01/23/2059	140	157

Apache Corp.
5.100% due 09/01/2040	77	66

Apple, Inc.
1.200% due 02/08/2028	10	9
1.650% due 05/11/2030	1,716	1,468
2.200% due 09/11/2029	10	9
2.375% due 02/08/2041	120	88
2.800% due 02/08/2061	73	50
2.850% due 08/05/2061	172	118
3.250% due 02/23/2026	2,300	2,245
3.350% due 08/08/2032 (d)	901	847
3.450% due 05/06/2024	149	148
3.850% due 08/04/2046	1,652	1,438
3.950% due 08/08/2052	1,013	887
4.650% due 02/23/2046	1,180	1,165

Aptiv PLC
2.396% due 02/18/2025	128	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ArcelorMittal SA
4.250% due 07/16/2029	$52	$51

Ashtead Capital, Inc.
4.250% due 11/01/2029	102	95
5.500% due 08/11/2032	1,331	1,316

Astrazeneca Finance LLC
1.750% due 05/28/2028	55	49
2.250% due 05/28/2031	10	9

AstraZeneca PLC
0.700% due 04/08/2026	81	75
1.375% due 08/06/2030	1,103	917
4.000% due 01/17/2029	631	623
6.450% due 09/15/2037	2,361	2,762

Autodesk, Inc.
2.850% due 01/15/2030	55	50

AutoNation, Inc.
3.800% due 11/15/2027	130	122

Bacardi Ltd.
2.750% due 07/15/2026	100	94
4.450% due 05/15/2025	10	10
4.700% due 05/15/2028	130	127
5.300% due 05/15/2048	40	38

BAE Systems Holdings, Inc.
3.850% due 12/15/2025	401	392

BAE Systems PLC
1.900% due 02/15/2031	1,397	1,149
3.400% due 04/15/2030	875	808

Baidu, Inc.
1.720% due 04/09/2026	53	49
4.125% due 06/30/2025	46	45

Barrick North America Finance LLC
5.700% due 05/30/2041	250	264

BAT Capital Corp.
3.222% due 08/15/2024	257	253
4.540% due 08/15/2047	858	660

Bayer U.S. Finance LLC
4.250% due 12/15/2025	2,052	2,000
4.375% due 12/15/2028	2,061	1,960
4.875% due 06/25/2048	1,437	1,214

Becton Dickinson & Co.
1.957% due 02/11/2031	60	50
2.823% due 05/20/2030	3,091	2,764
4.298% due 08/22/2032	49	47
4.669% due 06/06/2047	260	243

Berry Global, Inc.
4.875% due 07/15/2026	2,154	2,118

BMW U.S. Capital LLC
2.550% due 04/01/2031	55	48
3.300% due 04/06/2027	50	48
3.900% due 04/09/2025	10	10
4.150% due 04/09/2030	1,042	1,022

Boardwalk Pipelines LP
3.400% due 02/15/2031	1,487	1,330

Boeing Co.
2.196% due 02/04/2026	3,002	2,837
2.750% due 02/01/2026	10	10
3.100% due 05/01/2026	10	10
3.600% due 05/01/2034	90	80
3.625% due 02/01/2031	1,624	1,509
3.950% due 08/01/2059	2,623	2,009
5.705% due 05/01/2040	1,074	1,112

Boston Scientific Corp.
1.900% due 06/01/2025	10	10
4.550% due 03/01/2039	2,053	1,960
6.500% due 11/15/2035	93	105

BP Capital Markets America, Inc.
2.772% due 11/10/2050	249	167
2.939% due 06/04/2051	50	35
3.001% due 03/17/2052	125	88
3.060% due 06/17/2041	702	543
3.119% due 05/04/2026	250	242
3.937% due 09/21/2028	300	294

Braskem Netherlands Finance BV
4.500% due 01/10/2028	90	74

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	500	474

62	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 03/15/2052	$130	$102
3.900% due 02/20/2028	1,976	1,943
4.250% due 10/26/2049	130	113
4.350% due 11/15/2047	3,225	2,847
4.550% due 02/20/2048	8	7
5.875% due 11/15/2036	138	149

Broadcom, Inc.
1.950% due 02/15/2028	1,029	924
2.600% due 02/15/2033	732	603
3.137% due 11/15/2035	986	810
3.187% due 11/15/2036	1,640	1,330
3.419% due 04/15/2033	875	769
3.469% due 04/15/2034	1,040	905
4.000% due 04/15/2029	838	809
4.150% due 04/15/2032	464	438
4.926% due 05/15/2037	1,310	1,269

Broadridge Financial Solutions, Inc.
2.900% due 12/01/2029	1,391	1,247

Cameron LNG LLC
3.701% due 01/15/2039	1,888	1,602

Campbell Soup Co.
2.375% due 04/24/2030	120	104

Canadian Natural Resources Ltd.
3.900% due 02/01/2025	1,093	1,076
6.450% due 06/30/2033	45	48

Canadian Pacific Railway Co.
2.050% due 03/05/2030	1,003	859
3.100% due 12/02/2051	1,848	1,337
3.500% due 05/01/2050	1,991	1,531

Carlisle Cos., Inc.
2.750% due 03/01/2030	125	111

Carrier Global Corp.
2.242% due 02/15/2025	2	2
2.700% due 02/15/2031	10	9
2.722% due 02/15/2030	2,645	2,368
3.377% due 04/05/2040	130	105
3.577% due 04/05/2050	445	349

Caterpillar, Inc.
5.300% due 09/15/2035	30	32

CDW LLC
2.670% due 12/01/2026	645	604
3.250% due 02/15/2029	125	114
3.276% due 12/01/2028	50	46
4.125% due 05/01/2025	96	94

Cenovus Energy, Inc.
6.750% due 11/15/2039	112	122

Centene Corp.
2.500% due 03/01/2031	80	67
2.625% due 08/01/2031	130	108
3.000% due 10/15/2030	176	153
4.250% due 12/15/2027	51	49
4.625% due 12/15/2029	2,481	2,382

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030	149	124

CF Industries, Inc.
5.150% due 03/15/2034	130	129

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	50	49

Charter Communications Operating LLC
2.250% due 01/15/2029	227	197
2.300% due 02/01/2032	1,078	859
3.950% due 06/30/2062	1,265	797
4.200% due 03/15/2028	110	106
4.800% due 03/01/2050	2,505	1,942
4.908% due 07/23/2025	2,870	2,844

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	129	122

Cheniere Energy Partners LP
3.250% due 01/31/2032	3,725	3,178
4.000% due 03/01/2031	950	865

Choice Hotels International, Inc.
3.700% due 01/15/2031	50	43

Cigna Group
3.400% due 03/01/2027	3,559	3,431
4.125% due 11/15/2025	10	10
4.500% due 02/25/2026	10	10
4.800% due 08/15/2038	100	97

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clorox Co.
3.100% due 10/01/2027	$788	$747

Coca-Cola Co.
1.375% due 03/15/2031	56	46
2.125% due 09/06/2029	139	126
2.500% due 06/01/2040	510	386
3.450% due 03/25/2030	256	246

Comcast Corp.
2.887% due 11/01/2051	1,800	1,219
2.937% due 11/01/2056	150	99
2.987% due 11/01/2063	1,584	1,022
3.200% due 07/15/2036	672	565
3.400% due 07/15/2046	119	92
3.950% due 10/15/2025	121	119
3.969% due 11/01/2047	210	177
5.250% due 11/07/2025	100	101
5.350% due 11/15/2027	1,897	1,962
5.500% due 11/15/2032	1,251	1,333

Conagra Brands, Inc.
4.300% due 05/01/2024	1,340	1,333

ConocoPhillips Co.
3.800% due 03/15/2052	1,102	891
4.300% due 11/15/2044	125	112

Constellation Brands, Inc.
2.875% due 05/01/2030	1,086	973
3.150% due 08/01/2029	1,653	1,538
4.100% due 02/15/2048	179	153
5.250% due 11/15/2048	2,182	2,164

Continental Resources, Inc.
2.268% due 11/15/2026	993	914
3.800% due 06/01/2024	50	50
4.375% due 01/15/2028	100	97
5.750% due 01/15/2031	1,547	1,541

Corning, Inc.
5.450% due 11/15/2079	884	855

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	210	188
4.500% due 09/16/2025	12	12
5.950% due 01/08/2034	976	992

Cox Communications, Inc.
1.800% due 10/01/2030	3,225	2,624

CRH America Finance, Inc.
3.400% due 05/09/2027	564	539

CSL Finanace PLC Co.
4.050% due 04/27/2029	50	49

CSX Corp.
2.400% due 02/15/2030	300	265
4.100% due 03/15/2044	260	228
6.220% due 04/30/2040	1,461	1,646

CVS Health Corp.
1.750% due 08/21/2030	10	8
3.000% due 08/15/2026	20	19
3.250% due 08/15/2029	1,302	1,214
3.375% due 08/12/2024	1,000	986
3.625% due 04/01/2027	555	538
3.750% due 04/01/2030	915	861
4.125% due 04/01/2040	164	141
5.050% due 03/25/2048	2,608	2,442
5.125% due 07/20/2045	1,769	1,676

Darden Restaurants, Inc.
6.300% due 10/10/2033	1,550	1,667

DCP Midstream Operating LP
5.125% due 05/15/2029	250	250
5.375% due 07/15/2025	48	48

Dell International LLC
4.000% due 07/15/2024	10	10
8.100% due 07/15/2036	495	609

Delta Air Lines, Inc.
4.750% due 10/20/2028	10	10
7.000% due 05/01/2025	2,891	2,944

Devon Energy Corp.
4.500% due 01/15/2030	265	255
5.000% due 06/15/2045	90	80

Diageo Capital PLC
5.300% due 10/24/2027	634	654
5.500% due 01/24/2033	45	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamondback Energy, Inc.
6.250% due 03/15/2033	$91	$97

Discovery Communications LLC
4.000% due 09/15/2055	724	516
4.650% due 05/15/2050	169	136

DT Midstream, Inc.
4.300% due 04/15/2032	142	128

Eastern Energy Gas Holdings LLC
3.600% due 12/15/2024	345	339

eBay, Inc.
2.700% due 03/11/2030	822	731
5.900% due 11/22/2025	521	530
6.300% due 11/22/2032	1,211	1,331

Electronic Arts, Inc.
1.850% due 02/15/2031	950	793

Elevance Health, Inc.
2.250% due 05/15/2030	1,987	1,721
2.550% due 03/15/2031	50	43
3.700% due 09/15/2049	10	8
4.100% due 05/15/2032	51	49
4.550% due 03/01/2048	1,431	1,306
4.850% due 08/15/2054	872	770
5.350% due 10/15/2025	171	172
5.950% due 12/15/2034	22	24

Eli Lilly & Co.
2.750% due 06/01/2025	603	587
4.150% due 03/15/2059	933	858
5.950% due 11/15/2037	354	394

Empresa Nacional de Telecomunicaciones SA
4.750% due 08/01/2026	347	341

Enbridge, Inc.
2.500% due 01/15/2025	1,894	1,839
2.500% due 08/01/2033	3,219	2,638
3.125% due 11/15/2029	40	37

Energy Transfer LP
4.050% due 03/15/2025	152	150
4.200% due 04/15/2027	264	257
4.950% due 05/15/2028	1,725	1,718
5.250% due 04/15/2029	120	121
5.300% due 04/15/2047	859	789
5.500% due 06/01/2027	360	365
5.875% due 01/15/2024	10	10
6.250% due 04/15/2049	1,153	1,195
6.550% due 12/01/2033	120	130
7.375% due 02/01/2031	120	126

Entergy Louisiana LLC
4.200% due 09/01/2048	2,848	2,372

Enterprise Products Operating LLC
3.200% due 02/15/2052	603	440
3.750% due 02/15/2025	1,700	1,679
4.200% due 01/31/2050	2,433	2,114
4.250% due 02/15/2048	100	88
4.850% due 08/15/2042	130	125

EQT Corp.
3.900% due 10/01/2027	50	48
5.000% due 01/15/2029	1,586	1,573
5.700% due 04/01/2028	739	751

Equifax, Inc.
5.100% due 12/15/2027	1,330	1,343
7.000% due 07/01/2037	389	436

Equinor ASA
2.375% due 05/22/2030	3,073	2,746
3.625% due 04/06/2040	15	13
3.700% due 04/06/2050	765	633
7.150% due 11/15/2025	26	27

ERAC USA Finance LLC
3.300% due 12/01/2026	152	146
4.200% due 11/01/2046	273	239
7.000% due 10/15/2037	310	363

Essential Utilities, Inc.
2.704% due 04/15/2030	56	49
3.566% due 05/01/2029	250	234

Estee Lauder Cos., Inc.
4.375% due 05/15/2028	1,660	1,655

Evernorth Health, Inc.
3.500% due 06/15/2024	170	168

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	63

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025	$10	$10

Exxon Mobil Corp.
3.176% due 03/15/2024	13	13

FedEx Corp.
3.250% due 04/01/2026	796	770
4.250% due 05/15/2030	50	49

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	134	124
2.250% due 03/01/2031	1,415	1,196
4.700% due 07/15/2027	346	346
5.100% due 07/15/2032	100	102
5.625% due 07/15/2052	100	102

Fiserv, Inc.
2.250% due 06/01/2027	10	9
2.650% due 06/01/2030	629	553
3.200% due 07/01/2026	1,011	974
3.500% due 07/01/2029	665	626

Fortune Brands Innovations, Inc.
4.000% due 03/25/2032	168	157
4.500% due 03/25/2052	100	84

Fox Corp.
4.709% due 01/25/2029	49	49
5.476% due 01/25/2039	100	97
5.576% due 01/25/2049	1,313	1,268

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	2,449	2,346
4.625% due 08/01/2030	101	99

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	50	39

GE Capital Funding LLC
3.450% due 05/15/2025	217	212

General Mills, Inc.
2.875% due 04/15/2030	1,598	1,445

General Motors Co.
5.400% due 04/01/2048	1,597	1,461
6.600% due 04/01/2036	10	11
6.750% due 04/01/2046	46	50
6.800% due 10/01/2027 (g)	1,087	1,153

Genuine Parts Co.
6.500% due 11/01/2028	600	638

Gilead Sciences, Inc.
2.800% due 10/01/2050	181	125
3.650% due 03/01/2026	180	176

Glencore Funding LLC
1.625% due 09/01/2025	10	9
2.625% due 09/23/2031	100	85
2.850% due 04/27/2031	444	383
3.875% due 10/27/2027	100	97
3.875% due 04/27/2051	10	8
4.125% due 03/12/2024	120	120
5.400% due 05/08/2028	2,603	2,653

Global Payments, Inc.
2.900% due 05/15/2030	2,396	2,109
4.150% due 08/15/2049	172	136
4.950% due 08/15/2027	941	943
5.300% due 08/15/2029	680	685
5.950% due 08/15/2052	100	102

Graphic Packaging International LLC
0.821% due 04/15/2024	157	155
1.512% due 04/15/2026	230	209

GS Caltex Corp.
3.000% due 06/04/2024	290	287

Haleon U.S. Capital LLC
3.375% due 03/24/2027	2,795	2,691
4.000% due 03/24/2052	210	178

Halliburton Co.
7.450% due 09/15/2039	170	212

Harley-Davidson Financial Services, Inc.
6.500% due 03/10/2028	932	968

Hasbro, Inc.
3.550% due 11/19/2026	10	9
3.900% due 11/19/2029	1,414	1,316

HCA, Inc.
3.125% due 03/15/2027	163	155
3.500% due 09/01/2030	8	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 03/15/2032	$692	$619
4.125% due 06/15/2029	1,209	1,157
4.375% due 03/15/2042	2,194	1,856
5.000% due 03/15/2024	649	648
5.250% due 06/15/2049	2,633	2,451
5.875% due 02/01/2029	60	62

Hess Corp.
5.800% due 04/01/2047	1,100	1,188

Home Depot, Inc.
3.125% due 12/15/2049	2,469	1,838
4.250% due 04/01/2046	7	6
4.500% due 09/15/2032 (d)	1,841	1,879
4.500% due 12/06/2048	70	66
4.950% due 09/15/2052	1,318	1,333

Humana, Inc.
3.125% due 08/15/2029	75	69
3.700% due 03/23/2029	1,979	1,902
5.750% due 03/01/2028	518	539
5.875% due 03/01/2033	1,206	1,285
8.150% due 06/15/2038	341	418

Huntington Ingalls Industries, Inc.
2.043% due 08/16/2028	1,389	1,222

Hyatt Hotels Corp.
1.800% due 10/01/2024	100	97
4.850% due 03/15/2026	100	99
5.375% due 04/23/2025	108	108
5.750% due 01/30/2027	2,248	2,298

Hyundai Capital America
0.800% due 01/08/2024	129	129
0.875% due 06/14/2024	206	201
1.000% due 09/17/2024	838	812
1.500% due 06/15/2026	785	717
1.650% due 09/17/2026	1,216	1,106
1.800% due 10/15/2025	133	125
2.000% due 06/15/2028	750	656
2.100% due 09/15/2028	247	216

Illumina, Inc.
2.550% due 03/23/2031	1,147	970

Imperial Brands Finance PLC
3.125% due 07/26/2024	539	530
3.500% due 07/26/2026	1,055	1,007
6.125% due 07/27/2027	395	406

Infor, Inc.
1.750% due 07/15/2025	15	14

Intel Corp.
3.100% due 02/15/2060	1,564	1,079
4.600% due 03/25/2040	190	185
4.875% due 02/10/2028	894	909

International Business Machines Corp.
4.400% due 07/27/2032	628	617
4.900% due 07/27/2052	1,256	1,213
5.600% due 11/30/2039	29	31

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	882	861

IQVIA, Inc.
5.700% due 05/15/2028	130	133

J M Smucker Co.
2.375% due 03/15/2030	130	112

JDE Peet’s NV
0.800% due 09/24/2024	1,154	1,110
2.250% due 09/24/2031	165	132

Kenvue, Inc.
5.050% due 03/22/2028	1,634	1,675

Keurig Dr Pepper, Inc.
4.050% due 04/15/2032	1,979	1,906
4.417% due 05/25/2025	34	34
4.500% due 04/15/2052	997	913

Kia Corp.
1.000% due 04/16/2024	93	92

Kinder Morgan, Inc.
5.300% due 12/01/2034	125	124
5.450% due 08/01/2052	891	854
5.550% due 06/01/2045	1,484	1,430

KLA Corp.
4.650% due 07/15/2032	48	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
4.875% due 10/01/2049	$52	$49
6.875% due 01/26/2039	1,611	1,860
7.125% due 08/01/2039	442	524

L3Harris Technologies, Inc.
3.850% due 12/15/2026	2,236	2,192
4.400% due 06/15/2028	15	15

Lafarge SA
7.125% due 07/15/2036	135	155

Leidos, Inc.
2.300% due 02/15/2031	1,238	1,037
4.375% due 05/15/2030	738	707

Lennar Corp.
5.250% due 06/01/2026	48	48

Lockheed Martin Corp.
3.900% due 06/15/2032	227	219
5.900% due 11/15/2063	130	152

Lowe’s Cos., Inc.
2.500% due 04/15/2026	344	328

LYB International Finance LLC
1.250% due 10/01/2025	114	107

Marathon Oil Corp.
4.400% due 07/15/2027	115	112

Marathon Petroleum Corp.
3.800% due 04/01/2028	2,105	2,013

Marriott International, Inc.
2.750% due 10/15/2033	160	132
2.850% due 04/15/2031	230	199
4.625% due 06/15/2030	2,310	2,270

Marvell Technology, Inc.
2.450% due 04/15/2028	56	51
4.875% due 06/22/2028	130	130

Masco Corp.
1.500% due 02/15/2028	57	50

Massachusetts Institute of Technology
3.885% due 07/01/2116	172	135

Mattel, Inc.
3.375% due 04/01/2026	862	821

McCormick & Co., Inc.
0.900% due 02/15/2026	1,299	1,196

McDonald’s Corp.
3.500% due 07/01/2027	1,718	1,670
4.875% due 12/09/2045	1,854	1,823
5.700% due 02/01/2039	50	54

Mead Johnson Nutrition Co.
4.125% due 11/15/2025	156	154

Medtronic Global Holdings SCA
4.250% due 03/30/2028	2,124	2,116

Mercedes-Benz Finance North America LLC
1.450% due 03/02/2026	681	635
4.950% due 03/30/2025	1,640	1,642

Merck & Co., Inc.
1.700% due 06/10/2027	1,772	1,625
2.900% due 12/10/2061	3,204	2,144
3.400% due 03/07/2029	1,361	1,308
5.150% due 05/17/2063	250	261

Meta Platforms, Inc.
3.850% due 08/15/2032	1,072	1,020
4.450% due 08/15/2052	1,276	1,173
4.650% due 08/15/2062	1,298	1,210

Micron Technology, Inc.
4.185% due 02/15/2027	1,148	1,127
5.327% due 02/06/2029	100	102

Microsoft Corp.
1.350% due 09/15/2030	10	8
2.525% due 06/01/2050	4,035	2,758
2.675% due 06/01/2060	1,001	669
2.921% due 03/17/2052	60	44

Mondelez International Holdings Netherlands BV
1.250% due 09/24/2026	933	850
2.250% due 09/19/2024	26	25
4.250% due 09/15/2025	48	47

Mondelez International, Inc.
1.875% due 10/15/2032	85	69
6.500% due 11/01/2031	985	1,093

64	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Moody’s Corp.
3.100% due 11/29/2061	$1,403	$950
3.750% due 02/25/2052	172	141

Motorola Solutions, Inc.
2.300% due 11/15/2030	684	578
2.750% due 05/24/2031	146	125
5.500% due 09/01/2044	905	902

MPLX LP
1.750% due 03/01/2026	52	49
4.125% due 03/01/2027	1,525	1,494
4.700% due 04/15/2048	40	35
4.950% due 03/14/2052	763	680
5.200% due 03/01/2047	934	868
5.500% due 02/15/2049	122	118

MSCI, Inc.
3.875% due 02/15/2031	55	50

National Fuel Gas Co.
5.500% due 01/15/2026	226	226
5.500% due 10/01/2026	200	200

Nestle Holdings, Inc.
5.000% due 03/14/2028	768	790

Netflix, Inc.
3.625% due 06/15/2025	1,031	1,013
4.375% due 11/15/2026	28	28
4.875% due 04/15/2028	1,788	1,813
5.375% due 11/15/2029	966	999
5.875% due 02/15/2025	50	50
6.375% due 05/15/2029	45	49

NIKE, Inc.
3.250% due 03/27/2040	58	49

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	128	123

Norfolk Southern Corp.
4.100% due 05/15/2121	67	51
4.150% due 02/28/2048	113	97
5.590% due 05/17/2025	796	802

Northrop Grumman Corp.
3.850% due 04/15/2045	200	168
4.750% due 06/01/2043	100	96
4.950% due 03/15/2053	120	119

Novartis Capital Corp.
2.000% due 02/14/2027	50	47

NTT Finance Corp.
1.162% due 04/03/2026	120	111

NXP BV
2.500% due 05/11/2031	2,541	2,160
3.150% due 05/01/2027	132	125
4.300% due 06/18/2029	132	128
4.400% due 06/01/2027	100	99
5.000% due 01/15/2033	100	100

Occidental Petroleum Corp.
6.125% due 01/01/2031 (g)	130	135
6.450% due 09/15/2036	1,728	1,831
6.625% due 09/01/2030	130	138

OCI NV
6.700% due 03/16/2033	1,642	1,678

Open Text Corp.
6.900% due 12/01/2027	708	737

Oracle Corp.
1.650% due 03/25/2026 (g)	541	505
2.300% due 03/25/2028 (g)	1,846	1,683
3.950% due 03/25/2051 (g)	3,237	2,540
4.125% due 05/15/2045	1,855	1,517
4.900% due 02/06/2033	792	789
5.375% due 07/15/2040	60	59
5.800% due 11/10/2025 (g)	70	71

Otis Worldwide Corp.
2.056% due 04/05/2025	35	34
2.565% due 02/15/2030	10	9

Ovintiv, Inc.
5.650% due 05/15/2028	588	600

Owens Corning
3.400% due 08/15/2026	100	96

Panasonic Holdings Corp.
2.679% due 07/19/2024	50	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
1.200% due 11/15/2025	$502	$466
1.700% due 06/15/2026	2	2
3.400% due 11/15/2026	1,025	972

PepsiCo, Inc.
2.850% due 02/24/2026	126	122
3.500% due 03/19/2040	56	48
3.900% due 07/18/2032	2,217	2,170
4.600% due 07/17/2045	722	679

Pertamina Persero PT
1.400% due 02/09/2026	332	308
6.000% due 05/03/2042	638	673

Pfizer Investment Enterprises Pte. Ltd.
4.650% due 05/19/2030	488	492

Philip Morris International, Inc.
1.750% due 11/01/2030	192	158
2.750% due 02/25/2026	158	151
3.375% due 08/11/2025	155	151
3.875% due 08/21/2042	479	393
5.000% due 11/17/2025	341	343
5.625% due 11/17/2029	341	358
5.750% due 11/17/2032	341	358
6.375% due 05/16/2038	467	523

Phillips 66 Co.
2.450% due 12/15/2024	1,512	1,472

Pioneer Natural Resources Co.
1.125% due 01/15/2026	135	125
5.100% due 03/29/2026	1,652	1,665

Prosus NV
3.680% due 01/21/2030	1,226	1,074
4.027% due 08/03/2050	116	76
4.193% due 01/19/2032	180	155
4.987% due 01/19/2052	498	375

Qorvo, Inc.
1.750% due 12/15/2024	52	50
4.375% due 10/15/2029	50	47

QUALCOMM, Inc.
5.400% due 05/20/2033	823	889
6.000% due 05/20/2053	758	873

Quanta Services, Inc.
2.350% due 01/15/2032	1,425	1,180
2.900% due 10/01/2030	56	49

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	236	241

Reliance Industries Ltd.
3.625% due 01/12/2052	1,543	1,134
4.125% due 01/28/2025	199	197

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	178	167

RELX Capital, Inc.
3.000% due 05/22/2030	357	329
4.000% due 03/18/2029	1,467	1,444

Renesas Electronics Corp.
1.543% due 11/26/2024	476	458
2.170% due 11/25/2026	1,133	1,035

Republic Services, Inc.
3.375% due 11/15/2027	925	889

Reynolds American, Inc.
4.450% due 06/12/2025	816	807

Rio Tinto Finance USA PLC
5.000% due 03/09/2033	1,614	1,677

Roche Holdings, Inc.
5.338% due 11/13/2028	600	623

Rogers Communications, Inc.
3.200% due 03/15/2027	784	749
5.000% due 03/15/2044	50	47

Royalty Pharma PLC
1.200% due 09/02/2025	26	24
3.300% due 09/02/2040	132	99
3.350% due 09/02/2051	184	125
3.550% due 09/02/2050	1,457	1,036

RTX Corp.
1.900% due 09/01/2031	59	48
4.050% due 05/04/2047	669	559
4.125% due 11/16/2028	50	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.150% due 05/15/2045	$120	$103
4.350% due 04/15/2047	145	126
4.500% due 06/01/2042	260	236
4.800% due 12/15/2043	1,769	1,648
5.375% due 02/27/2053	1,386	1,409
5.750% due 11/08/2026	600	617

S&P Global, Inc.
4.250% due 05/01/2029	1,472	1,467
4.750% due 08/01/2028	971	988

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	600	588
4.500% due 05/15/2030	122	119
5.900% due 09/15/2037	46	49

Sands China Ltd.
2.550% due 03/08/2027 (d)(i)	1,953	1,777
3.100% due 03/08/2029	2,083	1,818
4.300% due 01/08/2026	41	39
5.375% due 08/08/2025	13	13

Santos Finance Ltd.
3.649% due 04/29/2031	980	854

Saudi Arabian Oil Co.
2.250% due 11/24/2030	650	560
3.500% due 04/16/2029	8	8
3.500% due 11/24/2070	3,429	2,366

Seagate HDD Cayman
4.091% due 06/01/2029	724	670

Sealed Air Corp.
1.573% due 10/15/2026	1,320	1,190

Sherwin-Williams Co.
4.250% due 08/08/2025	1,030	1,020
4.550% due 08/01/2045	53	47

Silgan Holdings, Inc.
1.400% due 04/01/2026	266	243

Sitios Latinoamerica SAB de CV
5.375% due 04/04/2032	503	468

SK Hynix, Inc.
1.500% due 01/19/2026	54	50

Sky Ltd.
3.750% due 09/16/2024	184	182

Skyworks Solutions, Inc.
1.800% due 06/01/2026	558	518

Smith & Nephew PLC
2.032% due 10/14/2030	105	87

Snap-on, Inc.
4.100% due 03/01/2048	372	331

South32 Treasury Ltd.
4.350% due 04/14/2032	1,127	1,017

Southern Co.
3.700% due 04/30/2030	3,150	2,969
3.750% due 09/15/2051 •	210	192
4.400% due 07/01/2046	841	742

Southern Copper Corp.
3.875% due 04/23/2025	149	147

Southwest Airlines Co.
5.125% due 06/15/2027	118	119

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	131	109
6.000% due 03/06/2028	932	979

Starbucks Corp.
2.000% due 03/12/2027	129	120
2.550% due 11/15/2030	10	9
3.000% due 02/14/2032 (d)	3,080	2,765
4.500% due 11/15/2048	130	119

Steel Dynamics, Inc.
2.800% due 12/15/2024	115	112
3.250% due 01/15/2031	50	45

Stryker Corp.
1.150% due 06/15/2025	273	258
3.500% due 03/15/2026	1,546	1,509
4.625% due 03/15/2046	976	935

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026	50	48

Sysco Corp.
2.400% due 02/15/2030	120	106
5.950% due 04/01/2030	45	48
6.000% due 01/17/2034	800	866

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	65

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
1.500% due 02/15/2026	$630	$587
2.250% due 11/15/2031	35	29
2.400% due 03/15/2029	165	148
2.625% due 04/15/2026	51	49
2.700% due 03/15/2032	1,151	982
3.000% due 02/15/2041	905	678
3.400% due 10/15/2052	1,162	847
3.500% due 04/15/2025	110	108
3.600% due 11/15/2060	2,279	1,661
3.750% due 04/15/2027	2,269	2,201
3.875% due 04/15/2030	51	48
4.375% due 04/15/2040	928	838
5.650% due 01/15/2053	100	104
5.750% due 01/15/2034	1,331	1,412

Take-Two Interactive Software, Inc.
3.700% due 04/14/2027	970	941

Takeda Pharmaceutical Co. Ltd.
3.375% due 07/09/2060	1,175	824

Tapestry, Inc.
7.000% due 11/27/2026	370	384
7.350% due 11/27/2028	130	136

Targa Resources Corp.
5.200% due 07/01/2027	1,854	1,864
6.250% due 07/01/2052	100	103

TC PipeLines LP
4.375% due 03/13/2025	355	350

TCI Communications, Inc.
7.875% due 02/15/2026	1,741	1,850

TD SYNNEX Corp.
1.750% due 08/09/2026	250	227

Teck Resources Ltd.
6.000% due 08/15/2040	427	434

Telefonica Emisiones SA
4.103% due 03/08/2027	432	423
4.665% due 03/06/2038	1,168	1,070

Tencent Holdings Ltd.
3.280% due 04/11/2024	183	182
3.290% due 06/03/2060	773	490
3.925% due 01/19/2038	59	50
3.940% due 04/22/2061	1,772	1,296
3.975% due 04/11/2029	598	569
4.525% due 04/11/2049	212	180

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	1,310	1,508

Textron, Inc.
3.900% due 09/17/2029	52	49

Thermo Fisher Scientific, Inc.
1.215% due 10/18/2024	500	484
4.100% due 08/15/2047	410	367

Tosco Corp.
8.125% due 02/15/2030	176	207

Toyota Industries Corp.
3.566% due 03/16/2028 (d)	492	469

TransCanada PipeLines Ltd.
4.100% due 04/15/2030	10	10
4.250% due 05/15/2028	50	49
4.625% due 03/01/2034	430	408
7.625% due 01/15/2039	1,267	1,521

TSMC Arizona Corp.
2.500% due 10/25/2031	57	49

TSMC Global Ltd.
0.750% due 09/28/2025	470	437

TWDC Enterprises 18 Corp.
7.000% due 03/01/2032	128	150

Tyson Foods, Inc.
4.000% due 03/01/2026	300	294
4.875% due 08/15/2034	1,991	1,932

Union Pacific Corp.
2.150% due 02/05/2027	355	332
2.800% due 02/14/2032	1,102	978
3.375% due 02/01/2035	120	106
4.500% due 01/20/2033	49	49

United Airlines Pass-Through Trust
5.800% due 07/15/2037	1,760	1,792

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Rentals North America, Inc.
3.875% due 11/15/2027	$345	$330
6.000% due 12/15/2029	47	48

UnitedHealth Group, Inc.
1.150% due 05/15/2026	79	73
2.000% due 05/15/2030	34	29
2.900% due 05/15/2050	146	102
3.050% due 05/15/2041	907	709
3.125% due 05/15/2060	50	36
3.375% due 04/15/2027	156	151
3.700% due 08/15/2049	401	327
4.250% due 01/15/2029	1,650	1,648
4.750% due 07/15/2045	1,418	1,379
5.050% due 04/15/2053	876	886
5.350% due 02/15/2033	46	49
6.625% due 11/15/2037	41	48
6.875% due 02/15/2038	591	714

Vale Overseas Ltd.
3.750% due 07/08/2030	941	867
6.875% due 11/21/2036	1,163	1,270

Valero Energy Corp.
4.350% due 06/01/2028	1,540	1,519

VeriSign, Inc.
5.250% due 04/01/2025	348	348

Verisk Analytics, Inc.
4.125% due 03/15/2029	1,155	1,128

VF Corp.
6.000% due 10/15/2033	35	34

Viatris, Inc.
1.650% due 06/22/2025	257	243

VMware, Inc.
1.000% due 08/15/2024	51	50
1.400% due 08/15/2026	794	726
1.800% due 08/15/2028	35	31
2.200% due 08/15/2031	80	66
4.500% due 05/15/2025	10	10

Volkswagen Group of America Finance LLC
1.250% due 11/24/2025	1,097	1,019
6.200% due 11/16/2028	2,030	2,131

Walgreens Boots Alliance, Inc.
3.450% due 06/01/2026	749	712
4.100% due 04/15/2050	100	73
4.800% due 11/18/2044	220	184

Walmart, Inc.
4.500% due 04/15/2053	1,448	1,409

Walt Disney Co.
2.750% due 09/01/2049	512	351
3.500% due 05/13/2040	116	98
4.950% due 10/15/2045	993	976
6.400% due 12/15/2035	77	88
7.750% due 12/01/2045	909	1,219

Warnermedia Holdings, Inc.
5.050% due 03/15/2042	336	296
5.141% due 03/15/2052	274	235
5.391% due 03/15/2062	2,060	1,766

Waste Connections, Inc.
2.600% due 02/01/2030	1,700	1,526
2.950% due 01/15/2052	371	261

Weir Group PLC
2.200% due 05/13/2026	925	860

Western Digital Corp.
2.850% due 02/01/2029	100	86

Western Midstream Operating LP
6.150% due 04/01/2033	1,650	1,716

Westinghouse Air Brake Technologies Corp.
4.700% due 09/15/2028	2,177	2,154

Westlake Corp.
0.875% due 08/15/2024	51	50

Whirlpool Corp.
4.500% due 06/01/2046	50	42

Williams Cos., Inc.
3.750% due 06/15/2027	50	48
4.300% due 03/04/2024	137	137
4.650% due 08/15/2032	2,509	2,447
5.300% due 08/15/2052	100	97
5.400% due 03/04/2044	1,733	1,684

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodside Finance Ltd.
3.650% due 03/05/2025	$1,189	$1,164
3.700% due 09/15/2026	1,281	1,232

Workday, Inc.
3.700% due 04/01/2029	700	672
3.800% due 04/01/2032	451	420

WRKCo, Inc.
3.900% due 06/01/2028	120	115

Wyeth LLC
5.950% due 04/01/2037	987	1,087

Zimmer Biomet Holdings, Inc.
3.550% due 03/20/2030	55	50

Zoetis, Inc.
2.000% due 05/15/2030	144	124
3.000% due 05/15/2050	419	301
4.700% due 02/01/2043	1,414	1,354
5.400% due 11/14/2025	431	435

		473,090

UTILITIES 13.6%

AEP Texas, Inc.
3.450% due 01/15/2050	654	473
4.700% due 05/15/2032	100	98
5.250% due 05/15/2052	100	97

AES Corp.
2.450% due 01/15/2031	3,307	2,780
5.450% due 06/01/2028	120	122

Alabama Power Co.
3.940% due 09/01/2032	666	636

Ameren Corp.
3.500% due 01/15/2031	2,430	2,219

Ameren Illinois Co.
4.800% due 12/15/2043	51	47

American Electric Power Co., Inc.
2.300% due 03/01/2030	100	85

American Water Capital Corp.
2.800% due 05/01/2030	2,756	2,469
3.000% due 12/01/2026	51	49
4.200% due 09/01/2048	56	49

Appalachian Power Co.
7.000% due 04/01/2038	1,521	1,760

Arizona Public Service Co.
2.200% due 12/15/2031	61	50
4.500% due 04/01/2042	56	49

AT&T, Inc.
1.650% due 02/01/2028	10	9
3.500% due 09/15/2053	2,840	2,063
3.650% due 06/01/2051	100	75
3.650% due 09/15/2059	2,180	1,564
4.100% due 02/15/2028	1,421	1,390
4.300% due 02/15/2030	3,083	3,022
4.350% due 03/01/2029	1,246	1,230
4.500% due 03/09/2048	1,121	979
4.750% due 05/15/2046	50	45
5.400% due 02/15/2034	120	124

Atmos Energy Corp.
1.500% due 01/15/2031	50	41
4.150% due 01/15/2043	1,490	1,352

Avangrid, Inc.
3.800% due 06/01/2029	445	420

Bell Telephone Co. of Canada
3.650% due 03/17/2051	339	261
3.650% due 08/15/2052	63	49

Berkshire Hathaway Energy Co.
1.650% due 05/15/2031	1,510	1,212
3.700% due 07/15/2030	5	5
4.050% due 04/15/2025	249	246
6.125% due 04/01/2036	2,864	3,109

BG Energy Capital PLC
5.125% due 10/15/2041	110	105

Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	268	268

Bharti Airtel Ltd.
4.375% due 06/10/2025	156	154

66	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Hills Corp.
3.150% due 01/15/2027	$1,409	$1,330
4.200% due 09/15/2046	100	80

BP Capital Markets PLC
4.875% due 03/22/2030 •(b)	51	49

British Telecommunications PLC
5.125% due 12/04/2028	1,394	1,416
9.625% due 12/15/2030	759	940

Brooklyn Union Gas Co.
3.407% due 03/10/2026	780	745
4.487% due 03/04/2049	58	46

CenterPoint Energy Houston Electric LLC
4.950% due 04/01/2033	2,150	2,190

CenterPoint Energy, Inc.
1.450% due 06/01/2026	634	584

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	120	114

CMS Energy Corp.
4.750% due 06/01/2050 •	557	504

Columbia Pipelines Holding Co. LLC
6.042% due 08/15/2028	590	609

Commonwealth Edison Co.
4.000% due 03/01/2048	2,679	2,276

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	283	185
3.600% due 06/15/2061	645	485
3.850% due 06/15/2046	2,124	1,733
6.150% due 11/15/2052	1,526	1,731

Constellation Energy Generation LLC
5.600% due 06/15/2042	1,001	1,002

Dominion Energy, Inc.
1.450% due 04/15/2026	993	921
3.071% due 08/15/2024 þ	577	568
3.375% due 04/01/2030	10	9

DTE Electric Co.
3.000% due 03/01/2032	55	49
3.650% due 03/01/2052	100	79

DTE Energy Co.
1.050% due 06/01/2025	256	241
3.400% due 06/15/2029	1,147	1,073

Duke Energy Carolinas LLC
2.550% due 04/15/2031	219	190
2.850% due 03/15/2032	100	87
3.550% due 03/15/2052	100	77
3.875% due 03/15/2046	60	49
6.000% due 12/01/2028	605	639

Duke Energy Corp.
2.450% due 06/01/2030	399	348
2.550% due 06/15/2031	10	9
3.400% due 06/15/2029	10	9
3.500% due 06/15/2051	146	107
3.750% due 09/01/2046	100	77
4.300% due 03/15/2028	256	253
4.500% due 08/15/2032	2,061	1,997
5.000% due 08/15/2052	178	167

Duke Energy Florida LLC
2.400% due 12/15/2031	971	820
3.400% due 10/01/2046	100	75
5.650% due 04/01/2040	11	11
5.950% due 11/15/2052	100	110

Duke Energy Progress LLC
3.400% due 04/01/2032	100	90
3.450% due 03/15/2029	10	10
3.600% due 09/15/2047	100	77
4.000% due 04/01/2052	100	82
5.250% due 03/15/2033	1,208	1,246

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027	53	50

East Ohio Gas Co.
1.300% due 06/15/2025	10	9

Edison International
3.550% due 11/15/2024	60	59
5.750% due 06/15/2027	490	501

Electricite de France SA
4.875% due 01/22/2044	877	792
6.900% due 05/23/2053	1,322	1,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emera U.S. Finance LP
4.750% due 06/15/2046	$130	$107

Enel Finance International NV
1.375% due 07/12/2026	138	126
4.250% due 06/15/2025	505	498
4.625% due 06/15/2027	1,186	1,174
5.000% due 06/15/2032	2,027	1,979
5.500% due 06/15/2052	390	369
6.000% due 10/07/2039	1,425	1,452

Entergy Corp.
0.900% due 09/15/2025	10	9
1.900% due 06/15/2028	10	9
2.400% due 06/15/2031	75	63
2.800% due 06/15/2030	2,715	2,391

Evergy, Inc.
2.450% due 09/15/2024	155	152
2.900% due 09/15/2029	545	494

Eversource Energy
0.800% due 08/15/2025	9	8
1.650% due 08/15/2030	990	804
4.600% due 07/01/2027	1,895	1,881

Exelon Corp.
4.050% due 04/15/2030	2,510	2,396
4.450% due 04/15/2046	210	183

Fells Point Funding Trust
3.046% due 01/31/2027	1,973	1,861

Florida Power & Light Co.
3.150% due 10/01/2049	2,374	1,746
4.125% due 02/01/2042	100	90

Fortis, Inc.
3.055% due 10/04/2026	28	27

Galaxy Pipeline Assets Bidco Ltd.
1.750% due 09/30/2027	3	2

Idaho Power Co.
4.200% due 03/01/2048	21	18

Indiana Michigan Power Co.
4.250% due 08/15/2048	1,444	1,217

Interstate Power & Light Co.
3.100% due 11/30/2051	28	19
3.700% due 09/15/2046	25	19
6.250% due 07/15/2039	8	9

Jersey Central Power & Light Co.
2.750% due 03/01/2032	145	123

Kentucky Utilities Co.
5.125% due 11/01/2040	100	97
5.450% due 04/15/2033	2,246	2,335

KeySpan Gas East Corp.
2.742% due 08/15/2026	1,737	1,621

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039	216	208

Metropolitan Edison Co.
4.300% due 01/15/2029	125	121

MidAmerican Energy Co.
4.250% due 07/15/2049	1,741	1,520

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	1,309	1,133

New York State Electric & Gas Corp.
2.150% due 10/01/2031	100	80
3.250% due 12/01/2026	500	472

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	60	53
2.250% due 06/01/2030	58	50
2.750% due 11/01/2029	4,769	4,278
4.800% due 12/01/2077 •	394	342

NGPL PipeCo LLC
4.875% due 08/15/2027	227	223

NiSource, Inc.
0.950% due 08/15/2025	10	9
5.400% due 06/30/2033	125	129

Northern States Power Co.
2.900% due 03/01/2050	291	204

NRG Energy, Inc.
2.000% due 12/02/2025	517	485

NSTAR Electric Co.
4.400% due 03/01/2044	43	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oklahoma Gas & Electric Co.
4.150% due 04/01/2047	$10	$8
4.550% due 03/15/2044	30	26

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	172	123

ONEOK, Inc.
3.400% due 09/01/2029	1,163	1,073
4.550% due 07/15/2028	573	566
5.200% due 07/15/2048	1,387	1,303
6.100% due 11/15/2032	797	847

Orange SA
5.375% due 01/13/2042	130	132

Pacific Gas & Electric Co.
2.500% due 02/01/2031	20	17
3.250% due 06/01/2031	1,412	1,224
3.300% due 08/01/2040	150	110
3.450% due 07/01/2025	128	123
3.750% due 07/01/2028	1,419	1,330
3.950% due 12/01/2047	724	531
4.550% due 07/01/2030	103	98
4.650% due 08/01/2028	52	50
4.950% due 07/01/2050	103	88
5.450% due 06/15/2027	513	517
5.900% due 06/15/2032	100	102
6.100% due 01/15/2029	1,884	1,951

PacifiCorp
4.150% due 02/15/2050	70	57

PECO Energy Co.
3.000% due 09/15/2049	68	49

Pennsylvania Electric Co.
3.600% due 06/01/2029	690	641
5.150% due 03/30/2026	100	100

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	1,085	842
4.125% due 05/15/2027	226	220

Piedmont Natural Gas Co., Inc.
2.500% due 03/15/2031	58	50
3.500% due 06/01/2029	1,294	1,208

Pinnacle West Capital Corp.
1.300% due 06/15/2025	50	47

Plains All American Pipeline LP
3.550% due 12/15/2029	198	182
5.150% due 06/01/2042	1,011	916

Public Service Co. of Colorado
1.900% due 01/15/2031	230	191
3.550% due 06/15/2046	52	38

Public Service Electric & Gas Co.
4.650% due 03/15/2033	1,922	1,924

Public Service Enterprise Group, Inc.
0.800% due 08/15/2025	1,014	948

Puget Energy, Inc.
4.100% due 06/15/2030	226	207
4.224% due 03/15/2032 (g)	615	558

Puget Sound Energy, Inc.
5.795% due 03/15/2040	30	31

San Diego Gas & Electric Co.
1.700% due 10/01/2030	10	8

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	251	254

Sempra
3.300% due 04/01/2025	1,516	1,480
3.700% due 04/01/2029	1,303	1,242

Shell International Finance BV
2.875% due 05/10/2026	1,300	1,254
4.000% due 05/10/2046	495	430

Sinopec Group Overseas Development Ltd.
1.450% due 01/08/2026	79	74
2.150% due 05/13/2025	250	240
4.125% due 09/12/2025	206	203

Southern California Edison Co.
2.850% due 08/01/2029	1,266	1,155
3.650% due 02/01/2050	1,736	1,346
4.125% due 03/01/2048	1,891	1,592
5.850% due 11/01/2027	677	707
5.950% due 11/01/2032	100	108

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	67

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Gas Co.
4.125% due 06/01/2048	$1,385	$1,171
4.450% due 03/15/2044	52	45

Southern Power Co.
5.150% due 09/15/2041	623	592

Southwest Gas Corp.
4.050% due 03/15/2032	345	324
5.450% due 03/23/2028	1,252	1,281

Southwestern Electric Power Co.
4.100% due 09/15/2028	614	595

Southwestern Public Service Co.
3.150% due 05/01/2050	10	7
3.700% due 08/15/2047	9	7
6.000% due 10/01/2036	1,008	1,046

Tampa Electric Co.
4.350% due 05/15/2044	30	26
5.000% due 07/15/2052	100	96

Union Electric Co.
3.900% due 04/01/2052	100	82

Verizon Communications, Inc.
2.355% due 03/15/2032	3,758	3,127
2.550% due 03/21/2031	1,186	1,023
3.150% due 03/22/2030	54	49
3.400% due 03/22/2041	249	198
4.125% due 03/16/2027	1,558	1,536
4.125% due 08/15/2046	724	621
4.400% due 11/01/2034	446	429
4.500% due 08/10/2033	60	59
4.812% due 03/15/2039	628	608
4.862% due 08/21/2046	1,131	1,080

Virginia Electric & Power Co.
3.750% due 05/15/2027	209	204
4.625% due 05/15/2052	100	90
6.000% due 01/15/2036	60	65
8.875% due 11/15/2038	1,985	2,710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vistra Operations Co. LLC
4.300% due 07/15/2029	$1,806	$1,692

Vodafone Group PLC
4.125% due 05/30/2025	157	155
6.150% due 02/27/2037	250	271
7.875% due 02/15/2030	541	621

WEC Energy Group, Inc.
2.200% due 12/15/2028	1,169	1,041

Wisconsin Power & Light Co.
3.950% due 09/01/2032	905	858

Wisconsin Public Service Corp.
3.671% due 12/01/2042	3	2

Xcel Energy, Inc.
4.600% due 06/01/2032	50	49

		140,010

Total Corporate Bonds & Notes (Cost $1,035,600)		1,007,254

U.S. TREASURY OBLIGATIONS 3.4%

U.S. Treasury Bonds
3.000% due 08/15/2052 (i)	5,646	4,619
3.375% due 08/15/2042	2,402	2,143
4.000% due 11/15/2042	3,186	3,097
4.000% due 11/15/2052	434	428

U.S. Treasury Notes
3.875% due 05/15/2043 (i)	1,500	1,431
2.750% due 08/15/2032 (i)	6,387	5,851
3.375% due 05/15/2033 (i)	14,300	13,728
3.875% due 08/15/2033 (i)	4,100	4,096

Total U.S. Treasury Obligations (Cost $36,146)		35,393

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		$756

Total Short-Term Instruments (Cost $756)		756

Total Investments in Securities (Cost $1,072,502)		1,043,403

INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS 0.7%

PIMCO Government Money Market Fund
5.450% (c)(d)(f)	6,847,362	6,847

Total Short-Term Instruments (Cost $6,847)		6,847

Total Investments in Affiliates (Cost $6,847)		6,847

Total Investments 101.8% (Cost $1,079,349)		$1,050,250

Financial Derivative Instruments (j) (0.0)% (Cost or Premiums, net $513)		(11)

Other Assets and Liabilities, net (1.8)%		(18,863)

Net Assets 100.0%		$1,031,376

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $7,243 were out on loan in exchange for $7,386 of cash collateral as of December 31, 2023. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(e)	Contingent convertible security.
(f)	Coupon represents a 7-Day Yield.

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.561%	05/01/2032	06/21/2021	$1,515	$1,252	0.12%
Citigroup, Inc.	2.572	06/03/2031	07/01/2021 - 07/29/2022	487	427	0.04
Citigroup, Inc.	3.057	01/25/2033	01/18/2022 - 12/21/2023	1,613	1,690	0.17
Citigroup, Inc.	6.270	11/17/2033	11/09/2022 - 11/30/2023	913	972	0.09
Deutsche Bank AG	2.129	11/24/2026	08/11/2021 - 10/12/2023	1,642	1,668	0.16
General Motors Co.	6.800	10/01/2027	11/04/2021 - 11/06/2023	1,142	1,153	0.11
Occidental Petroleum Corp.	6.125	01/01/2031	12/05/2023	133	135	0.01
Oracle Corp.	1.650	03/25/2026	03/06/2023 - 07/06/2023	502	505	0.05
Oracle Corp.	2.300	03/25/2028	09/23/2021 - 08/04/2023	1,728	1,683	0.16
Oracle Corp.	3.950	03/25/2051	04/09/2021 - 08/11/2023	3,130	2,540	0.25
Oracle Corp.	5.800	11/10/2025	05/09/2023	71	71	0.01
Puget Energy, Inc.	4.224	03/15/2032	10/12/2023 - 12/15/2023	528	558	0.06

				$13,404	$12,654	1.23%

68	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$756	U.S. Treasury Notes 3.875% due 01/15/2026	$(772)	$756	$756

Total Repurchase Agreements						$(772)	$756	$756

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	4.300%	11/22/2023	TBD	(3)	$(586)	$(589)
DEU	5.490	12/07/2023	01/11/2024		(1,204)	(1,209)
	5.490	12/20/2023	01/11/2024		(11,631)	(11,654)

Total Reverse Repurchase Agreements						$(13,452)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	5.470%	11/14/2023	01/10/2024	$(2,175)	$(2,191)
	5.480	12/05/2023	02/07/2024	(4,032)	(4,049)
	5.500	12/19/2023	02/02/2024	(2,106)	(2,111)

Total Sale-Buyback Transactions					$(8,351)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(589)	$0	$0	$(589)	$637	$48
DEU	0	(12,863)	0	0	(12,863)	12,843	(20)
FICC	756	0	0	0	756	(772)	(16)

Master Securities Forward Transaction Agreement
UBS	0	0	(8,351)	0	(8,351)	8,443	92

Master Securities Lending Agreement
BCY	0	0	0	1,195	1,195	(1,217)	(22)
BMO	0	0	0	3,255	3,255	(3,320)	(65)
BOS	0	0	0	1,090	1,090	(1,112)	(22)
GSC	0	0	0	1,703	1,703	(1,737)	(34)

Total Borrowings and Other Financing Transactions	$756	$(13,452)	$(8,351)	$7,243

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(6)
Corporate Bonds & Notes	$7,386	$0	$0	$0	$7,386

Total	$7,386	$0	$0	$0	$7,386

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	69

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(589)	$(589)
U.S. Treasury Obligations	0	(12,863)	0	0	(12,863)

Total	$0	$(12,863)	$0	$(589)	$(13,452)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,191)	(6,160)	0	(8,351)

Total	$0	$(2,191)	$(6,160)	$0	$(8,351)

Total Borrowings	$7,386	$(15,054)	$(6,160)	$(589)	$(14,417)

Payable for reverse repurchase agreements, sale-buyback financing transactions and securities on loan - cash collateral					$(14,417)

(i)	Securities with an aggregate market value of $22,053 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(16,817) at a weighted average interest rate of 5.330%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(35) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2024	4	$	452	$14	$0	$0

Total Futures Contracts					$14	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
National Rural Utilities Cooperative Finance Corp.	1.000%	Quarterly	12/20/2026	0.096%	$100	$3	$0	$3	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$200	$4	$0	$4	$0	$0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	1,200	5	18	23	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	1,100	14	7	21	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	44,700	487	426	913	0	(11)

					$510	$451	$961	$0	$(11)

Total Swap Agreements					$513	$451	$964	$0	$(11)

70	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(11)	$(11)

Cash of $1,929 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$11	$0	$0	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23)	$(23)
Swap Agreements	0	244	0	0	(1)	243

	$0	$244	$0	$0	$(24)	$220

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	234	0	0	0	234

	$0	$234	$0	$0	$23	$257

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	71

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$394,154	$0	$394,154
Industrials	0	473,090	0	473,090
Utilities	0	140,010	0	140,010
U.S. Treasury Obligations	0	35,393	0	35,393
Short-Term Instruments
Repurchase Agreements	0	756	0	756

	$0	$1,043,403	$0	$1,043,403

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	6,847	0	0	6,847

Total Investments	$6,847	$1,043,403	$0	$1,050,250

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(11)	$0	$(11)

Total Financial Derivative Instruments	$0	$(11)	$0	$(11)

Totals	$6,847	$1,043,392	$0	$1,050,239

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

72	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Air Canada
9.139% due 08/11/2028	$2,568	$2,579

American Airlines, Inc.
10.427% due 04/20/2028	3,330	3,426

Avolon TLB Borrower (U.S.) LLC
TBD% due 06/22/2028	1,271	1,275

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	5,438	4,894

SkyMiles IP Ltd.
9.166% due 10/20/2027	3,920	4,020

United Airlines, Inc.
9.220% due 04/21/2028	1,555	1,563

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	1,260	1,121

Total Loan Participations and Assignments (Cost $19,346)		18,878

CORPORATE BONDS & NOTES 21.7%

BANKING & FINANCE 14.9%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	2,003

Aircastle Ltd.
4.250% due 06/15/2026	3,800	3,674

Ally Financial, Inc.
6.848% due 01/03/2030	3,100	3,187

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,285

American Express Co.
6.338% due 10/30/2026	1,400	1,428

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	2,818

American Tower Corp.
3.650% due 03/15/2027	3,000	2,887
5.800% due 11/15/2028	1,600	1,664

AmFam Holdings, Inc.
2.805% due 03/11/2031	700	537

Antares Holdings LP
2.750% due 01/15/2027	4,050	3,591
3.750% due 07/15/2027	3,700	3,336
3.950% due 07/15/2026	1,000	931

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	5,276

Ares Capital Corp.
2.875% due 06/15/2027	6,000	5,487
2.875% due 06/15/2028	4,000	3,548
3.250% due 07/15/2025	1,800	1,725

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	3,096

Ares Management Corp.
6.375% due 11/10/2028	4,000	4,197

Aviation Capital Group LLC
3.500% due 11/01/2027	500	461
6.750% due 10/25/2028	5,000	5,226

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	3,900	3,765
4.250% due 04/15/2026	1,800	1,740

Banco Santander SA
2.958% due 03/25/2031	2,200	1,891
3.490% due 05/28/2030	1,400	1,260

Bank of America Corp.
4.948% due 07/22/2028 •	4,000	4,001
5.202% due 04/25/2029	8,400	8,457
5.288% due 04/25/2034	7,000	7,020
5.872% due 09/15/2034	15,000	15,711
6.204% due 11/10/2028 •	1,800	1,879

Barclays PLC
2.667% due 03/10/2032 •	800	660
4.972% due 05/16/2029 •	1,000	983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.385% due 11/02/2028 •	$7,000	$7,485
7.437% due 11/02/2033 •	5,000	5,602

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028	3,000	2,612

Blue Owl Capital Corp.
2.875% due 06/11/2028	4,300	3,779
4.000% due 03/30/2025	1,700	1,653

Blue Owl Finance LLC
3.125% due 06/10/2031	4,300	3,548

Blue Ridge Re Ltd.
8.000% due 01/08/2031	2,000	2,001
10.582% due 01/08/2031	2,000	2,001

BNP Paribas SA
1.904% due 09/30/2028 •	3,200	2,845
2.159% due 09/15/2029 •	800	697
2.591% due 01/20/2028 •	7,500	6,943
4.500% due 02/25/2030 •(e)(g)	200	160
4.625% due 02/25/2031 •(e)(g)	2,000	1,616

BPCE SA
5.975% due 01/18/2027 •	4,000	4,034

Brandywine Operating Partnership LP
3.950% due 11/15/2027	200	179

Brixmor Operating Partnership LP
4.050% due 07/01/2030	2,000	1,871
4.125% due 05/15/2029	3,000	2,858

Brookfield Finance, Inc.
6.350% due 01/05/2034	5,500	5,858

Cantor Fitzgerald LP
7.200% due 12/12/2028	6,500	6,668

Capital One Financial Corp.
7.149% due 10/29/2027	2,000	2,077

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	4,213

CI Financial Corp.
3.200% due 12/17/2030	4,000	3,163

Citigroup, Inc.
2.976% due 11/05/2030 •	4,700	4,188
3.785% due 03/17/2033 •(h)	4,500	4,049
4.075% due 04/23/2029 •	3,000	2,890
6.270% due 11/17/2033 •(h)	7,000	7,493

Constellation Insurance, Inc.
6.800% due 01/24/2030	3,300	3,131

Corebridge Financial, Inc.
3.850% due 04/05/2029	2,000	1,887

Credit Suisse AG
5.000% due 07/09/2027	3,500	3,503

Credit Suisse AG AT1 Claim	8,900	1,068

Crown Castle, Inc.
3.100% due 11/15/2029	2,200	1,971

Deutsche Bank AG
2.311% due 11/16/2027 •	4,500	4,117
2.552% due 01/07/2028 •	6,500	5,970
3.547% due 09/18/2031 •	600	527
3.742% due 01/07/2033 •	900	739
3.961% due 11/26/2025 •	5,300	5,214
6.720% due 01/18/2029 •	2,500	2,619

Discover Financial Services
7.964% due 11/02/2034	2,000	2,226

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	7,800	6,221

Equitable Holdings, Inc.
5.594% due 01/11/2033	1,000	1,028

Extra Space Storage LP
3.875% due 12/15/2027	2,100	2,007
5.900% due 01/15/2031	2,100	2,193

F&G Global Funding
2.000% due 09/20/2028	800	680

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	300	296
5.625% due 08/16/2032	2,000	2,000

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	1,543

Fidelity National Financial, Inc.
2.450% due 03/15/2031	1,050	871

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 06/15/2030	$1,800	$1,605

First American Financial Corp.
4.000% due 05/15/2030	4,000	3,603

Ford Motor Credit Co. LLC
6.950% due 03/06/2026	1,500	1,537

FS KKR Capital Corp.
1.650% due 10/12/2024	1,000	965
2.625% due 01/15/2027	4,000	3,595
3.125% due 10/12/2028	1,200	1,047
3.400% due 01/15/2026	1,900	1,799

GA Global Funding Trust
2.250% due 01/06/2027	7,500	6,816
3.850% due 04/11/2025	1,000	981

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	5,530

GLP Capital LP
4.000% due 01/15/2030	5,100	4,659
5.300% due 01/15/2029	400	398
5.750% due 06/01/2028	3,000	3,029

Goldman Sachs Group, Inc.
2.650% due 10/21/2032 •	2,600	2,168
3.102% due 02/24/2033 •	10,000	8,587
4.482% due 08/23/2028 •	10,000	9,828
7.273% (SOFRRATE + 1.850%) due 03/15/2028 ~	3,000	3,028

Golub Capital BDC, Inc.
2.050% due 02/15/2027	1,500	1,318
2.500% due 08/24/2026	3,000	2,721

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	4,659

Healthcare Realty Holdings LP
3.750% due 07/01/2027	4,600	4,355

HSBC Holdings PLC
2.251% due 11/22/2027 •	4,000	3,673
2.848% due 06/04/2031 •	7,000	6,025
4.755% due 06/09/2028 •	2,500	2,465
5.402% due 08/11/2033 •	4,200	4,221
6.254% due 03/09/2034 •	7,000	7,444

ING Groep NV
3.875% due 05/16/2027 •(e)(g)	600	488
4.250% due 05/16/2031 •(e)(g)	600	438

Invitation Homes Operating Partnership LP
5.450% due 08/15/2030	5,000	5,044

Jones Lang LaSalle, Inc.
6.875% due 12/01/2028	3,600	3,815

JPMorgan Chase & Co.
2.963% due 01/25/2033 •	5,500	4,715
4.323% due 04/26/2028 •	9,500	9,363
4.565% due 06/14/2030 •	12,000	11,751
5.350% due 06/01/2034	14,000	14,208

Kilroy Realty LP
3.050% due 02/15/2030	2,000	1,703

KKR Financial Holdings LLC
5.400% due 05/23/2033	6,000	5,800

KKR Group Finance Co. LLC
3.250% due 12/15/2051	1,000	691
3.750% due 07/01/2029	1,250	1,174

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	4,000	3,359
4.300% due 02/01/2061	4,800	3,163

Lloyds Banking Group PLC
4.976% due 08/11/2033 •	8,500	8,285
5.871% due 03/06/2029	5,000	5,126
7.500% due 09/27/2025 •(e)(g)	5,000	4,909

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,243

LPL Holdings, Inc.
6.750% due 11/17/2028	5,000	5,333

LXP Industrial Trust
2.375% due 10/01/2031	3,500	2,815

Maple Grove Funding Trust
4.161% due 08/15/2051	5,500	3,875

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •	3,250	2,971

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	73

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
3.195% due 07/18/2029	$1,500	$1,379
5.354% due 09/13/2028 •	2,500	2,536

MMcapS Funding Ltd.
5.912% (US0003M + 0.290%) due 12/26/2039 ~	561	524

Morgan Stanley
0.000% due 04/02/2032 þ(h)	9,000	5,471
2.511% due 10/20/2032 •	4,700	3,894
5.164% due 04/20/2029	2,000	2,013
5.250% due 04/21/2034	2,400	2,401
6.296% due 10/18/2028 •	20,000	20,962

NatWest Group PLC
4.600% due 06/28/2031 •(e)(g)	200	151

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	3,178

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026	4,500	4,049

Nomura Holdings, Inc.
1.653% due 07/14/2026	3,000	2,744
2.710% due 01/22/2029	950	842
5.842% due 01/18/2028	1,500	1,533
6.070% due 07/12/2028	3,100	3,203

Nordea Bank Abp
3.750% due 03/01/2029 •(e)(g)	5,000	3,962
6.125% due 09/23/2024 •(e)(g)	550	545
6.625% due 03/26/2026 •(e)(g)	5,600	5,565

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,225

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	6,529

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	699	698

Physicians Realty LP
4.300% due 03/15/2027	2,000	1,947

Preferred Term Securities Ltd.
5.946% (US0003M + 0.300%) due 03/22/2037 ~	1,754	1,597

Realty Income Corp.
3.250% due 01/15/2031	2,100	1,909

RGA Global Funding
2.700% due 01/18/2029	2,900	2,576

Santander Holdings USA, Inc.
6.499% due 03/09/2029 •	1,700	1,758
6.565% due 06/12/2029	3,000	3,098

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •	5,000	4,703
6.534% due 01/10/2029 •	5,000	5,179
6.833% due 11/21/2026 •	3,000	3,057

Societe Generale SA
6.446% due 01/10/2029 •	6,300	6,523
6.691% due 01/10/2034 •	2,500	2,643

Spirit Realty LP
4.450% due 09/15/2026	700	687

Sumitomo Mitsui Financial Group, Inc.
5.520% due 01/13/2028	4,000	4,096
5.766% due 01/13/2033	3,000	3,172

Trust Fibra Uno
4.869% due 01/15/2030	4,900	4,442
6.950% due 01/30/2044	300	259

UBS Group AG
5.125% due 07/29/2026 •(e)(g)	800	758
6.373% due 07/15/2026 •	1,600	1,619
7.000% due 02/19/2025 •(e)(g)	200	199

Wells Fargo & Co.
2.572% due 02/11/2031 •	9,500	8,214
2.879% due 10/30/2030 •	1,000	890
4.897% due 07/25/2033 •	10,000	9,747
5.557% due 07/25/2034	7,000	7,130

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,164

		595,114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 5.5%

Air Canada
3.875% due 08/15/2026	$1,000	$956

Air Canada Pass-Through Trust
5.250% due 10/01/2030	1,620	1,590

American Airlines Pass-Through Trust
3.375% due 11/01/2028	7,795	7,150
3.700% due 04/01/2028	1,637	1,525
4.000% due 01/15/2027	2,206	2,115

American Airlines, Inc.
5.500% due 04/20/2026	3,250	3,229
5.750% due 04/20/2029	1,400	1,366

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	4,674

Bacardi Ltd.
5.150% due 05/15/2038	1,200	1,145

BAT Capital Corp.
4.390% due 08/15/2037	3,200	2,684

BAT International Finance PLC
5.931% due 02/02/2029	4,000	4,159

Bayer U.S. Finance LLC
6.375% due 11/21/2030	1,000	1,030

Boeing Co.
5.150% due 05/01/2030	2,000	2,037

Bowdoin College
4.693% due 07/01/2112	3,400	2,834

Broadcom, Inc.
2.450% due 02/15/2031	10,000	8,557
3.187% due 11/15/2036	3,600	2,919
3.469% due 04/15/2034	500	435
4.000% due 04/15/2029	2,000	1,932
4.110% due 09/15/2028	1,000	977

California Institute of Technology
4.283% due 09/01/2116	3,000	2,380

CDW LLC
2.670% due 12/01/2026	3,000	2,810

Centene Corp.
3.000% due 10/15/2030	1,500	1,301

Charter Communications Operating LLC
2.800% due 04/01/2031	2,100	1,773
5.050% due 03/30/2029	2,000	1,980

Cheniere Energy Partners LP
3.250% due 01/31/2032	2,000	1,707

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	5,943

Claremont Mckenna College
3.775% due 01/01/2122	3,000	2,049

CommonSpirit Health
4.187% due 10/01/2049	7,300	6,162

CVS Health Corp.
5.300% due 12/05/2043	2,000	1,939

Dell International LLC
5.300% due 10/01/2029	7,400	7,626

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	395	351

Delta Air Lines, Inc.
3.750% due 10/28/2029	3,400	3,116
4.750% due 10/20/2028	5,000	4,920

Discovery Communications LLC
4.000% due 09/15/2055	300	214

Enbridge, Inc.
6.200% due 11/15/2030	2,150	2,302

Energy Transfer LP
5.550% due 02/15/2028	2,500	2,552

Expedia Group, Inc.
3.250% due 02/15/2030	2,200	2,018

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	1,791

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,700	2,212
4.317% due 12/30/2039	2,700	1,975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
4.875% due 06/15/2029	$2,000	$1,968

General Electric Co.
4.250% due 05/01/2040	6,000	5,148

Georgetown University
5.215% due 10/01/2118	6,560	6,286

Global Payments, Inc.
3.200% due 08/15/2029	600	544
5.400% due 08/15/2032	5,100	5,153

HCA, Inc.
3.625% due 03/15/2032	3,000	2,684

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	4,773
3.875% due 07/26/2029	3,000	2,801

Infor, Inc.
1.750% due 07/15/2025	2,600	2,453

Las Vegas Sands Corp.
3.500% due 08/18/2026	1,100	1,049

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,294

Melco Resorts Finance Ltd.
5.750% due 07/21/2028	400	370

Micron Technology, Inc.
5.375% due 04/15/2028	1,900	1,935

Mileage Plus Holdings LLC
6.500% due 06/20/2027	3,570	3,583

MPLX LP
4.250% due 12/01/2027	2,000	1,958

MSCI, Inc.
3.875% due 02/15/2031	100	92

National Fuel Gas Co.
2.950% due 03/01/2031	3,900	3,271

New York & Presbyterian Hospital
4.763% due 08/01/2116	3,000	2,652

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	2,500	2,394

NXP BV
5.000% due 01/15/2033	900	902

Oracle Corp.
4.900% due 02/06/2033	1,000	996

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,032

Petroleos Mexicanos
6.490% due 01/23/2027	311	292
6.700% due 02/16/2032	4,600	3,822

Quanta Services, Inc.
2.900% due 10/01/2030	2,000	1,756

Reynolds American, Inc.
5.850% due 08/15/2045	710	666

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	507	466

T-Mobile USA, Inc.
2.700% due 03/15/2032	2,500	2,132

Targa Resources Corp.
6.125% due 03/15/2033	3,000	3,160

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	7,050

Time Warner Cable LLC
6.550% due 05/01/2037	600	592
7.300% due 07/01/2038	2,500	2,581

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	1,180	1,103

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	2,444	2,315

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	1,593	1,523

United Airlines Pass-Through Trust
3.100% due 01/07/2030	957	874
3.450% due 01/07/2030	2,870	2,565
4.550% due 08/25/2031	1,966	1,747
5.875% due 04/15/2029	1,812	1,836

74	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
4.375% due 04/15/2026	$3,400	$3,316
4.625% due 04/15/2029	2,500	2,341

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031	3,900	3,486

VMware, Inc.
2.200% due 08/15/2031	2,000	1,658

Wesleyan University
4.781% due 07/01/2116	3,248	2,778

Westinghouse Air Brake Technologies Corp.
4.700% due 09/15/2028	6,130	6,066

		218,898

UTILITIES 1.3%

Enel Finance International NV
7.500% due 10/14/2032	2,000	2,285

Eversource Energy
5.950% due 02/01/2029	4,400	4,612

Metropolitan Edison Co.
4.300% due 01/15/2029	600	581

NGPL PipeCo LLC
4.875% due 08/15/2027	3,200	3,145

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,400	1,982
3.300% due 08/01/2040	2,200	1,614
3.500% due 08/01/2050	500	346
4.450% due 04/15/2042	2,000	1,619
4.500% due 07/01/2040	1,700	1,441
4.550% due 07/01/2030	5,200	4,957
4.950% due 07/01/2050	1,700	1,456
5.900% due 06/15/2032	1,500	1,527
6.150% due 01/15/2033	2,200	2,283

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,100	1,026
3.600% due 06/01/2029	2,000	1,857
5.150% due 03/30/2026	900	899

Puget Energy, Inc.
4.224% due 03/15/2032 (h)	3,000	2,720

Texas Electric Market Stabilization Funding N LLC
5.057% due 08/01/2048	15,500	15,128

Toledo Edison Co.
2.650% due 05/01/2028	2,918	2,632

		52,110

Total Corporate Bonds & Notes (Cost $898,786)		866,122

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.6%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	3,300	2,691
3.850% due 06/01/2050	4,230	3,920

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029	2,515	2,224

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	2,000	1,396

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	10,501	9,924

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	1,948

		22,103

GEORGIA 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,074	1,228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	$5,829	$6,337

MICHIGAN 0.0%

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	2,000	1,800

NEW JERSEY 0.1%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,400	4,011

NEW YORK 0.0%

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	600	621

TEXAS 0.1%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	3,414

VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	6,500	4,308

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	4,890	4,619

Total Municipal Bonds & Notes (Cost $56,502)		48,441

U.S. GOVERNMENT AGENCIES 46.5%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	76	65
0.000% due 05/25/2042 ~	134	101
0.548% due 09/25/2042 ~(a)	20,564	2,892
0.968% due 04/25/2040 •(a)	32	2
1.748% due 05/25/2036 •(a)	692	66
3.000% due 03/25/2033 - 02/25/2043	1	1
3.341% due 01/25/2036 •	77	71
3.500% due 06/25/2042	480	452
4.000% due 10/01/2026 - 07/01/2044	771	743
4.500% due 09/01/2024 - 06/01/2051	923	891
5.000% due 05/01/2026 - 11/01/2039	906	909
5.195% due 04/01/2036 •	4	4
5.500% due 12/01/2031 - 04/01/2039	519	519
6.000% due 05/25/2031 - 09/01/2037	466	474
6.030% due 11/01/2035 •	2	2
6.218% due 09/01/2034 •	19	19
6.500% due 01/01/2036 - 05/01/2038	44	46
6.662% due 12/01/2028 •	126	126
7.000% due 04/01/2037 - 03/01/2038	39	41
7.500% due 10/01/2037	58	61

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	322	290
0.000% due 06/15/2040 ~(a)	7,022	380
0.000% due 12/15/2040 - 11/15/2048 •(a)	19,617	808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 01/15/2041 - 06/15/2042 •	$4,215	$3,719
3.000% due 01/01/2043 - 04/01/2043	4	3
3.500% due 12/15/2028 (a)	395	10
3.500% due 10/01/2033 - 03/01/2042	120	117
4.000% due 09/01/2033 - 06/01/2049	6,962	6,719
4.500% due 02/01/2034 - 11/01/2044	3,136	3,114
4.667% due 05/15/2033 •	24	25
5.000% due 03/01/2033 - 07/15/2041	312	312
5.250% due 04/15/2033	21	21
5.500% due 08/01/2025 - 10/01/2037	662	662
5.851% due 12/01/2031 •	39	39
6.000% due 12/01/2034 - 08/01/2037	81	83
6.105% due 07/01/2036 •	2	2
6.500% due 01/01/2037 - 07/01/2037	18	18
9.500% due 01/01/2025	2	2

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	8,295	7,798
4.000% due 09/20/2040 - 06/15/2047	12,888	12,483
4.500% due 08/20/2038 - 02/20/2047	1,380	1,353
4.750% due 01/20/2035	49	49
5.000% due 03/20/2034 - 04/20/2040	282	280
5.500% due 04/16/2034 - 11/20/2038	30	31
6.000% due 08/20/2038 - 02/20/2039	52	53
6.500% due 12/20/2038	24	24

Ginnie Mae, TBA
3.500% due 01/01/2054	102,800	95,749

Tennessee Valley Authority
4.250% due 09/15/2065	10,000	9,213

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,253

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 08/01/2052	193,222	170,976
3.500% due 06/01/2045 - 01/01/2053	124,607	115,071
4.000% due 08/01/2024 - 10/01/2053	255,209	241,714
4.500% due 06/01/2039 - 11/01/2053	308,464	299,306
5.000% due 09/01/2052 - 10/01/2053	263,058	260,671
5.500% due 07/01/2053 - 10/01/2053	232,916	233,928
6.000% due 11/01/2053 - 12/01/2053	59,746	60,678
6.500% due 10/01/2053 - 12/01/2053	59,768	61,269

Uniform Mortgage-Backed Security, TBA
2.500% due 01/01/2054 - 02/01/2054	148,678	126,617
3.000% due 02/01/2054 - 03/01/2054	153,366	135,868

Total U.S. Government Agencies (Cost $1,801,613)		1,858,193

U.S. TREASURY OBLIGATIONS 11.1%

U.S. Treasury Bonds
3.875% due 02/15/2043	318,300	303,604

U.S. Treasury Notes
4.125% due 07/31/2028 (j)(l)(n)	141,200	142,675

Total U.S. Treasury Obligations (Cost $409,599)		446,279

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	75

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

Ajax Mortgage Loan Trust
1.698% due 05/25/2059 þ	$952	$868

American Home Mortgage Investment Trust
5.830% due 12/25/2046 •	2,964	2,387

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	4,600	4,069

BAMLL Commercial Mortgage Securities Trust
6.609% due 03/15/2034 •	5,385	5,344

Banc of America Funding Trust
4.391% due 08/27/2036 ~	7,181	6,702

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	1,000	968

BCAP LLC Trust
5.770% due 05/25/2047 •	1,496	1,384

Bear Stearns ALT-A Trust
6.110% due 04/25/2034 «•	9	8

BFLD Trust
6.566% due 10/15/2034 ~	2,320	2,312

BMARK Mortgage Trust
6.841% due 11/15/2056	6,700	7,173

BWAY Mortgage Trust
6.726% due 09/15/2036 •	5,000	4,671

BX Commercial Mortgage Trust
6.206% due 10/15/2036 •	1,485	1,457
6.375% due 02/15/2039	6,400	6,291

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063	4,039	3,571
3.250% due 09/25/2063	2,965	2,611

Chase Mortgage Finance Trust
6.000% due 05/25/2036	3,451	1,545

ChaseFlex Trust
6.500% due 02/25/2037	3,866	1,351

CIM Trust
5.500% due 08/25/2064 ~	12,982	13,121

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	7,383
3.778% due 09/10/2058	8,100	7,748

Citigroup Mortgage Loan Trust
5.500% due 08/25/2034	1,093	1,066
5.790% due 09/25/2036 •	514	467
6.270% due 08/25/2035 •	257	248

COLT Mortgage Loan Trust
6.467% due 08/25/2067 þ	1,731	1,745

Commercial Mortgage Trust
3.140% due 10/10/2036	1,840	1,618
6.776% due 12/15/2038 •	5,261	4,824

Countrywide Alternative Loan Trust
5.500% due 07/25/2035	1,029	746
5.500% due 08/25/2035	298	255
5.500% due 12/25/2035	692	484
5.500% due 02/25/2036	1,356	1,066
5.720% due 06/25/2037 •	502	402
5.750% due 05/25/2036	362	144
5.830% due 05/25/2047 ~	140	119
6.000% due 04/25/2037	2,816	2,372
6.112% due 12/20/2035 •	3,022	2,720
6.250% due 08/25/2036	321	191

Countrywide Home Loan Mortgage Pass-Through Trust
4.271% due 03/20/2036 ~	514	461
4.418% due 11/25/2037 ~	2,220	2,040
4.541% due 02/20/2036 ~	492	435
6.010% due 03/25/2035 •	63	57

Countrywide Home Loan Reperforming REMIC Trust
5.810% due 01/25/2036 •	1,057	980

Credit Suisse First Boston Mortgage Securities Corp.
4.793% due 11/25/2034 «~	19	17
6.120% due 11/25/2031 «•	26	15

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	1,694	1,631
6.000% due 07/25/2037	343	289

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	733	372
6.421% due 10/25/2037 ~	2,887	1,768

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	$2,072	$2,019
1.926% due 07/27/2061 ~	3,140	3,016
4.046% due 03/25/2060 ~	4,401	4,475
4.641% due 08/25/2060 ~	3,231	3,274
6.876% due 07/15/2038 •	1,000	885

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.950% due 01/25/2047 •	3,676	3,116

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	129	113
5.665% due 02/25/2036 ~	1,200	1,051

EQUS Mortgage Trust
6.231% due 10/15/2038 ~	4,700	4,611

Great Hall Mortgages PLC
5.812% due 06/18/2039 •	546	542

GS Mortgage Securities Corp. Trust
8.762% due 08/15/2039 ~	2,300	2,319

GSMPS Mortgage Loan Trust
5.820% due 01/25/2036 ~	1,861	1,500

GSR Mortgage Loan Trust
4.511% due 11/25/2035 ~	6	6
4.630% due 01/25/2036 ~	936	853
5.976% due 09/25/2034 ~	97	96
6.000% due 03/25/2036	4,131	1,527
6.500% due 05/25/2036	604	213

HarborView Mortgage Loan Trust
5.850% due 01/19/2038 •	2,858	2,504
5.880% due 12/19/2036 •	2,131	1,703
6.010% due 03/19/2035 •	785	769

Impac Secured Assets Trust
5.870% due 11/25/2036 «•	106	103

IndyMac INDX Mortgage Loan Trust
3.927% due 09/25/2036 ~	1,496	1,011

JP Morgan Alternative Loan Trust
5.623% due 12/25/2035 ~	460	340

JP Morgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	3,483
5.958% due 04/15/2037 •	976	900
6.785% due 07/05/2033 ~	1,902	1,763
7.235% due 10/05/2040	2,000	2,053

JP Morgan Mortgage Trust
4.538% due 07/25/2035 ~	13	12
4.625% due 07/25/2063	5,571	5,261
4.658% due 02/25/2036 ~	707	517
6.000% due 08/25/2037	788	385
6.500% due 01/25/2036	4,925	2,615

JPMorgan Chase Commercial Mortgage Securities Trust
2.812% due 01/16/2037	100	85

Key Commercial Mortgage Securities Trust
2.233% due 09/16/2052	10,000	8,464

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,179	1,138
1.875% due 10/25/2068 þ	2,996	2,844
1.892% due 10/25/2066 þ	1,494	1,467
1.991% due 09/25/2060 ~	344	342
2.250% due 07/25/2067 þ	1,973	1,911

Lehman XS Trust
5.830% due 12/25/2036 •	2,308	2,211
5.850% due 11/25/2046 •	2,695	2,321
6.012% due 11/25/2035 «•	9	9

Lux Trust
8.052% due 08/15/2040	3,200	3,239

MASTR Adjustable Rate Mortgages Trust
4.156% due 04/25/2034 «~	154	127
4.454% due 03/25/2035 «~	26	25
7.678% due 12/25/2035 •	3,218	3,163

Merrill Lynch Mortgage Investors Trust
6.030% due 07/25/2029 «•	38	35
6.313% due 05/25/2029 «~	10	9

MFA Trust
1.014% due 01/26/2065 ~	1,750	1,575
1.324% due 01/26/2065 ~	477	431
1.381% due 04/25/2065 ~	2,918	2,702
1.632% due 01/26/2065 ~	916	832

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.638% due 04/25/2065 ~	$1,206	$1,115
6.775% due 10/25/2058 þ	1,186	1,201

MHC Commercial Mortgage Trust
6.277% due 04/15/2038 •	5,420	5,367

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,437	2,330
2.750% due 08/25/2059 ~	671	636

Morgan Stanley Mortgage Loan Trust
7.035% due 06/25/2036 ~	2,297	2,265

Natixis Commercial Mortgage Securities Trust
6.426% due 08/15/2038 •	900	844

New Residential Mortgage Loan Trust
6.864% due 10/25/2063 þ	8,689	8,826

New York Mortgage Trust
1.670% due 08/25/2061 þ	3,094	2,942

NLT Trust
3.200% due 10/25/2062	3,300	2,944

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.970% due 06/25/2037 ~	5,569	4,459

Nomura Resecuritization Trust
6.500% due 10/26/2037	1,780	771

OBX Trust
6.120% due 11/25/2062 ~	5,740	5,774
6.567% due 06/25/2063 þ	3,618	3,656
7.159% due 10/25/2063 þ	3,700	3,797

One New York Plaza Trust
6.426% due 01/15/2036 •	6,100	5,816

OPEN Trust
8.451% due 10/15/2028	7,900	7,940

RBSGC Mortgage Pass-Through Loan Trust
5.850% due 12/25/2034 •	1,286	1,144

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	1,244	957
6.000% due 12/25/2036	1,007	821
6.500% due 07/25/2037	2,117	1,655

Residential Asset Securitization Trust
5.500% due 08/25/2034	1,317	1,198
6.020% due 08/25/2033 «•	19	17

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036	437	364

Sequoia Mortgage Trust
6.172% due 07/20/2033 ~	14	13
6.329% due 02/20/2035 «•	322	292

SMRT Commercial Mortgage Trust
6.362% due 01/15/2039 •	2,350	2,303

Starwood Mortgage Residential Trust
0.943% due 05/25/2065	929	842
1.439% due 11/25/2055 ~	544	494
1.593% due 11/25/2055 ~	703	639

Thornburg Mortgage Securities Trust
5.080% due 10/25/2046 •	805	751
6.815% due 06/25/2037 •	219	190

Towd Point Mortgage Trust
3.250% due 07/25/2058	4,041	3,922

Verus Securitization Trust
1.824% due 11/25/2066 ~	2,913	2,532
3.035% due 03/25/2060 ~	100	97
3.889% due 03/25/2060 ~	300	291
6.443% due 08/25/2068 þ	4,323	4,378
6.665% due 09/25/2068 þ	6,829	6,927
6.876% due 11/25/2068	2,888	2,945

WaMu Mortgage Pass-Through Certificates Trust
3.270% due 01/25/2037 ~	2,369	2,014
4.106% due 07/25/2037 ~	2,056	1,781
6.512% due 10/25/2046 ~	1,003	898

Washington Mutual Mortgage Pass-Through Certificates Trust
4.157% due 10/25/2036 þ	7,387	2,592
5.982% due 05/25/2046 •	373	268
5.990% due 12/25/2035 •	6,504	5,412

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	11,807
3.451% due 02/15/2048	3,500	3,385

76	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
5.742% due 08/25/2036 «~	$257	$236
6.035% due 12/28/2037 ~	1,361	1,199

Worldwide Plaza Trust
3.526% due 11/10/2036	8,900	6,790

WSTN Trust
6.297% due 07/05/2037	3,500	3,570

Total Non-Agency Mortgage-Backed Securities (Cost $354,888)		326,868

ASSET-BACKED SECURITIES 16.3%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	1,736	1,655

522 Funding CLO Ltd.
6.717% due 10/20/2031 •	4,400	4,389

AASET Trust
2.798% due 01/15/2047	2,433	2,100
3.844% due 01/16/2038	1,368	923
3.967% due 05/16/2042	214	196

ABFC Trust
5.610% due 10/25/2036 •	1,151	1,065
5.630% due 01/25/2037 •	1,843	1,059
5.950% due 09/25/2036 •	3,913	3,796

ACE Securities Corp. Home Equity Loan Trust
5.970% due 10/25/2036 ~	4,521	1,673

ACREC Ltd.
6.623% due 10/16/2036 •	1,876	1,836

Aegis Asset-Backed Securities Trust
6.190% due 08/25/2035 •	137	132

AGL CLO Ltd.
6.877% due 07/20/2034	4,500	4,499

ALESCO Preferred Funding Ltd.
5.943% due 12/23/2036 ~	913	840
6.363% due 09/23/2038 •	2,233	2,032

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.110% due 06/25/2033 •	3,707	3,413

Apex Credit CLO Ltd.
6.622% due 09/20/2029 •	1,307	1,306

Apidos CLO
6.735% due 04/15/2031 •	3,481	3,480
6.755% due 07/16/2031	4,171	4,174

APL Finance DAC
7.000% due 07/21/2031 «	9,309	9,294

Ares CLO Ltd.
6.825% due 10/15/2030	7,549	7,556

Argent Securities Trust
5.850% due 03/25/2036 ~	3,305	2,946

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.930% due 01/25/2036 •	4,970	4,567

Asset-Backed Securities Corp. Home Equity Loan Trust
6.175% due 11/25/2035 ~	1,900	1,861
6.280% due 06/25/2034 •	2,420	2,373
6.295% due 04/25/2034 •	693	676
8.701% due 08/15/2032 •	330	316

Atlas Senior Loan Fund Ltd.
6.805% due 01/16/2030 •	3,366	3,362
6.840% due 10/24/2031	4,474	4,470

Avis Budget Rental Car Funding AESOP LLC
6.020% due 02/20/2030	7,500	7,741

Ballyrock CLO Ltd.
6.807% due 07/20/2034	6,000	5,994

Bear Stearns Asset-Backed Securities Trust
5.682% due 03/25/2034 •	1,962	1,951
5.930% due 11/25/2036 •	3,200	2,999
6.051% due 12/25/2034 •	1,698	1,708
6.595% due 03/25/2035 •	286	283

BSPRT Issuer Ltd.
7.658% due 07/15/2039 ~	4,000	3,971

BXMT Ltd.
6.876% due 11/15/2037 •	6,151	5,957

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Automotive LLC
5.750% due 09/15/2053	$4,950	$4,982

Carlyle Global Market Strategies CLO Ltd.
6.589% due 08/14/2030 •	6,806	6,795

Carrington Mortgage Loan Trust
5.630% due 10/25/2036 •	2,398	1,860
5.730% due 02/25/2037 •	4,294	3,958
6.520% due 05/25/2035 ~	4,148	3,994

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	585	534

Cathedral Lake Ltd.
1.929% due 10/20/2030	6,356	6,078

CBAM Ltd.
6.684% due 04/17/2031 ~	3,142	3,138

Cedar Funding CLO Ltd.
6.657% due 04/20/2031	7,176	7,178
6.677% due 01/20/2031 •	1,132	1,131

CIT Mortgage Loan Trust
6.970% due 10/25/2037 •	4,963	4,912

Citigroup Mortgage Loan Trust
5.730% due 03/25/2037 •	222	192
5.790% due 09/25/2036 •	1,105	802
6.664% due 05/25/2036 þ	4,198	1,609

Citigroup Mortgage Loan Trust, Inc.
6.145% due 10/25/2035 •	414	401
6.370% due 01/25/2036 •	1,780	1,721

CLNC Ltd.
6.720% due 08/20/2035 •	3	3

Countrywide Asset-Backed Certificates Trust
5.610% due 06/25/2035 •	2,860	2,503
5.670% due 06/25/2047 •	7,305	6,535
5.690% due 09/25/2037 •	1,624	1,655
5.750% due 05/25/2037 ~	2,838	2,619
5.930% due 04/25/2047 •	6,626	6,007
6.270% due 08/25/2047 •	187	186
6.520% due 09/25/2034 «•	87	84

Cutwater Ltd.
6.875% due 01/15/2029	2,480	2,484

Daimler Trucks Retail Trust
5.390% due 01/15/2030	2,500	2,500

Diamond Infrastructure Funding LLC
1.760% due 04/15/2049	600	533

Diamond Issuer
2.305% due 11/20/2051	1,800	1,589

Dryden Senior Loan Fund
6.675% due 04/15/2029 •	5,905	5,900

ECMC Group Student Loan Trust
6.452% due 01/27/2070 ~	3,203	3,180

Elmwood CLO Ltd.
7.054% due 01/17/2034	3,300	3,306

EMC Mortgage Loan Trust
6.570% due 08/25/2040 •	939	917

First Franklin Mortgage Loan Asset-Backed Certificates
6.295% due 05/25/2034 •	1,408	1,358

First Franklin Mortgage Loan Trust
5.690% due 12/25/2037 •	2,416	2,282
5.790% due 10/25/2036 ~	3,172	2,044
6.070% due 11/25/2035 «•	213	200
6.655% due 12/25/2034 •	1,475	1,437
6.895% due 10/25/2034 ~	901	901

Fremont Home Loan Trust
6.340% due 11/25/2034 •	5,756	5,069
6.520% due 11/25/2034 •	400	370

Galaxy CLO Ltd.
6.625% due 10/15/2030 •	609	609

GM Financial Revolving Receivables Trust
5.770% due 08/11/2036	3,600	3,757

GSAA Home Equity Trust
5.910% due 03/25/2047 •	2,870	1,008

GSAMP Trust
6.220% due 01/25/2034 •	872	835
6.250% due 07/25/2045 •	1,990	1,932
7.345% due 08/25/2034 •	4,885	4,368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	$2,300	$2,199
2.330% due 06/26/2028	4,700	4,281

Home Equity Asset Trust
5.950% due 08/25/2037 ~	442	438

Home Equity Mortgage Loan Asset-Backed Trust
5.660% due 07/25/2037 •	7,811	3,150
5.710% due 11/25/2036 •	6,129	4,737

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	3,440	3,068

ICG U.S. CLO Ltd.
6.800% due 01/24/2032	3,000	2,997

JP Morgan Mortgage Acquisition Corp.
6.055% due 05/25/2035 •	1,944	1,909

JP Morgan Mortgage Acquisition Trust
4.258% due 07/25/2036 •	1,510	1,374
6.040% due 07/25/2036 •	1,100	1,059

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	2,288	1,928

KKR CLO Ltd.
6.605% due 07/15/2030 •	6,785	6,775

LAD Auto Receivables Trust
6.100% due 12/15/2027	5,000	5,054
6.240% due 06/15/2028	5,000	5,082

LCCM Trust
6.676% due 12/13/2038 •	2,886	2,793
6.926% due 11/15/2038 ~	3,000	2,980

LCM LP
6.677% due 07/20/2030 •	5,821	5,811

Lehman XS Trust
4.719% due 06/25/2036 þ	1,927	1,815
6.260% due 11/25/2035 þ	3,196	1,420

LL ABS Trust
1.070% due 05/15/2029	134	133

LoanCore Issuer Ltd.
6.776% due 11/15/2038 •	3,300	3,230

Lockwood Grove CLO Ltd.
6.810% due 01/25/2030	2,999	3,002

Long Beach Mortgage Loan Trust
6.520% due 06/25/2035 ~	3,979	3,839
6.620% due 09/25/2034 •	705	707

Lunar Aircraft Ltd.
3.376% due 02/15/2045	1,816	1,611

Magnetite Ltd.
6.521% due 11/15/2028 •	1,844	1,845
6.935% due 10/25/2033	8,400	8,411

Marathon CLO Ltd.
6.805% due 04/15/2029 •	918	919

Marble Point CLO Ltd.
6.695% due 10/15/2030 •	2,916	2,922

Merrill Lynch Mortgage Investors Trust
4.297% due 02/25/2037 þ	12,136	1,594

METAL LLC
4.581% due 10/15/2042	2,556	1,585

MF1 Ltd.
6.706% due 02/19/2037 •	7,300	7,183
7.176% due 11/15/2035 •	3,784	3,780

MKS CLO Ltd.
6.677% due 07/20/2030 •	2,379	2,376
6.867% due 01/20/2031	2,268	2,270

Morgan Stanley ABS Capital, Inc. Trust
5.540% due 10/25/2036 •	71	30
5.600% due 01/25/2037 •	1,727	767
5.610% due 05/25/2037 •	111	94
5.620% due 10/25/2036 •	283	148
5.690% due 11/25/2036 •	2,804	1,308
5.970% due 07/25/2036 •	1,479	557
5.970% due 08/25/2036 ~	13,223	6,861
6.130% due 11/25/2035 ~	4,699	4,494
6.250% due 01/25/2035 •	95	93
6.385% due 07/25/2034 •	671	675
6.720% due 07/25/2037 •	6,420	5,409

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 þ	2,719	905

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	77

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO LLC
6.745% due 10/16/2029 •	$1,507	$1,507

Nassau Ltd.
6.905% due 01/15/2030	2,797	2,801

Navient Private Education Loan Trust
6.926% due 07/16/2040 •	954	958

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	995	911
1.330% due 04/15/2069	2,990	2,684

Navient Student Loan Trust
7.230% due 03/15/2072	1,600	1,682

Nelnet Student Loan Trust
6.640% due 02/20/2041	4,324	4,389

Neuberger Berman CLO Ltd.
6.717% due 04/20/2031 •	3,200	3,198

New Century Home Equity Loan Trust
6.355% due 08/25/2034 ~	679	669

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.235% due 05/25/2035 ~	1,010	991

Octane Receivables Trust
1.210% due 09/20/2028	2,261	2,202
6.440% due 03/20/2029	2,000	2,022

OneMain Financial Issuance Trust
5.840% due 09/15/2036	10,200	10,420

Option One Mortgage Loan Trust
5.650% due 04/25/2037 •	2,222	1,061
5.750% due 07/25/2036 •	1,992	1,120

Pagaya AI Debt Selection Trust
6.060% due 03/15/2030	4,936	4,926
7.228% due 07/15/2031	500	502
7.600% due 12/16/2030	2,856	2,872

Palmer Square CLO Ltd.
6.963% due 10/20/2033	8,000	8,008

Palmer Square Loan Funding Ltd.
6.455% due 10/15/2029 •	3,829	3,805

Park Avenue Institutional Advisers CLO Ltd.
6.840% due 08/23/2031	4,880	4,887

PRET LLC
1.744% due 07/25/2051 þ	1,138	1,099
1.868% due 07/25/2051 þ	3,378	3,266
1.992% due 02/25/2061 þ	1,271	1,244
2.487% due 10/25/2051 ~	1,039	1,022
5.240% due 04/25/2052 þ	4,790	4,706

PRPM LLC
3.720% due 02/25/2027 þ	3,648	3,530

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	1,932	1,557

Ready Capital Mortgage Financing LLC
7.908% due 10/25/2039 •	5,368	5,413

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	662	231
5.608% due 05/25/2036 þ	13,820	6,593
5.812% due 11/25/2036 þ	12,195	4,427
5.850% due 11/25/2035 •	825	727
5.893% due 06/25/2037 þ	2,722	749
6.115% due 08/25/2036 þ	8,664	3,670
6.120% due 11/25/2036 þ	1,166	445

Residential Asset Mortgage Products Trust
5.042% due 03/25/2032 •	864	742
5.980% due 03/25/2036 •	1,276	1,237

Residential Asset Securities Corp. Trust
5.690% due 02/25/2037 •	4,196	4,024

Santander Drive Auto Receivables Trust
5.930% due 07/17/2028	1,700	1,732
5.980% due 04/16/2029	1,700	1,732
6.400% due 03/17/2031	1,700	1,748

Santander Revolving Auto Lease Trust
2.510% due 01/26/2032	3,500	3,399

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	1,235	1,101

Saranac CLO Ltd.
6.781% due 08/13/2031 •	8,089	8,090

Saxon Asset Securities Trust
2.011% due 05/25/2035 •	595	431
2.164% due 03/25/2035 ~	293	279
7.195% due 12/26/2034 •	1,773	1,347
7.220% due 12/25/2037 •	517	486

SCCU Auto Receivables Trust
5.700% due 10/16/2028	1,300	1,309
5.700% due 08/15/2029	600	606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
6.050% due 12/25/2035 •	$1,417	$1,365
6.250% due 02/25/2034 •	2,180	2,151

Shackleton CLO Ltd.
6.567% due 04/20/2029	1,277	1,274

Signal Peak CLO Ltd.
6.750% due 04/25/2031 •	3,191	3,196

SLM Private Credit Student Loan Trust
5.916% due 12/15/2039 •	2,107	2,025
5.956% due 12/15/2038 •	337	327

SLM Private Education Loan Trust
10.226% due 10/15/2041 •	2,979	3,137

SLM Student Loan Trust
6.346% due 04/25/2049 •	506	502
6.496% due 07/25/2049 •	2,902	2,856
7.296% due 10/25/2024 •	1,168	1,168

SMB Private Education Loan Trust
5.380% due 01/15/2053	652	653
6.320% due 09/15/2054 •	2,336	2,302

Sound Point CLO Ltd.
6.574% due 01/23/2029 •	1,516	1,518
6.620% due 07/25/2030 ~	6,938	6,930
6.887% due 07/20/2032 •	13,000	12,847

Soundview Home Loan Trust
5.720% due 07/25/2037 •	3,672	2,817

Specialty Underwriting & Residential Finance Trust
5.770% due 09/25/2037 ~	6,302	4,332

Starwood Commercial Mortgage Trust
6.673% due 04/18/2038 •	10,082	9,843

Stonepeak ABS
2.301% due 02/28/2033	612	563

Structured Asset Investment Loan Trust
5.643% due 07/25/2036 •	4,722	2,826
6.100% due 11/25/2035 •	2,115	2,033
6.175% due 03/25/2034 •	1,940	1,901
6.970% due 11/25/2034 •	3,232	3,295

Structured Asset Securities Corp. Mortgage Loan Trust
6.340% due 07/25/2035 •	2,256	2,278
6.505% due 07/25/2035 •	2,915	2,872

Symphony CLO Ltd.
7.002% due 04/25/2034	9,500	9,512

Theorem Funding Trust
1.850% due 02/15/2028	31	31

TPG Real Estate Finance Issuer Ltd.
6.676% due 03/15/2038 •	6,088	5,945
6.988% due 02/15/2039 ~	5,000	4,899

Venture CLO Ltd.
6.535% due 04/15/2027 •	2,511	2,511
6.577% due 10/20/2028 •	2,780	2,777
6.631% due 09/07/2030 •	8,916	8,899
6.667% due 07/20/2030 •	4,366	4,357
6.678% due 08/28/2029 •	1,667	1,668
6.697% due 04/20/2029 •	2,009	2,010
6.715% due 07/15/2031 •	4,628	4,629
6.727% due 07/20/2030 •	3,419	3,417

Verizon Master Trust
5.350% due 09/22/2031	7,000	7,244

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	8,000	7,505
3.706% due 02/15/2057	2,400	1,984

Vibrant CLO Ltd.
6.717% due 09/15/2030 •	5,291	5,281

Voya CLO Ltd.
6.655% due 10/15/2030 •	2,431	2,427

WaMu Asset-Backed Certificates WaMu Trust
5.695% due 05/25/2037 •	1,875	1,738

WAVE LLC
3.597% due 09/15/2044	3,543	2,976

Wellfleet CLO Ltd.
6.567% due 04/20/2029 •	262	263
6.567% due 07/20/2029 •	253	253

Wells Fargo Home Equity Asset-Backed Securities Trust
6.220% due 12/25/2035 •	3,100	3,053
8.020% due 04/25/2035 •	131	134

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
6.070% due 04/25/2034 •	64	62

Whitehorse Ltd.
6.905% due 10/15/2031	8,400	8,413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wind River CLO Ltd.
6.735% due 07/15/2031 •	$9,000	$8,973

Total Asset-Backed Securities (Cost $679,862)		652,196

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	3,595

Total Sovereign Issues (Cost $4,211)		3,595

	SHARES
PREFERRED SECURITIES 0.4%

FINANCIALS 0.3%

American AgCredit Corp.
5.250% due 06/15/2026 •(e)	4,000,000	3,673

Capital Farm Credit ACA
5.000% due 03/15/2026 •(e)	3,300,000	3,010

CoBank ACB
4.250% due 01/01/2027 •(e)	1,700,000	1,359

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)	4,250,000	4,032

SVB Financial Group
4.100% due 02/15/2031 ^(c)(e)	2,800,000	31

		12,105

INDUSTRIALS 0.1%

Energy Transfer LP
6.750% due 05/15/2025 •(e)	3,000,000	2,885

Total Preferred Securities (Cost $19,109)		14,990

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (i) 1.7%
		69,624

SHORT-TERM NOTES 0.1%

BGC Group, Inc.
3.750% due 10/01/2024	$3,300	3,227

Total Short-Term Instruments (Cost $72,832)		72,851

Total Investments in Securities (Cost $4,316,748)		4,308,413

	SHARES
INVESTMENTS IN AFFILIATES 1.0%

MUTUAL FUNDS (f) 1.0%

PIMCO Preferred And Capital Securities Active Exchange-Traded Fund	106,400	5,145

PIMCO Senior Loan Active Exchange-Traded Fund	705,400	35,609

Total Mutual Funds (Cost $40,033)		40,754

Total Investments in Affiliates (Cost $40,033)		40,754

Total Investments 108.8% (Cost $4,356,781)		$4,349,167

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $783)		(870)

Other Assets and Liabilities, net (8.8)%		(350,136)

Net Assets 100.0%		$3,998,161

78	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)	Contingent convertible security.

(h) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	06/07/2023	$3,992	$4,049	0.10%
Citigroup, Inc.	6.270	11/17/2033	11/17/2033	7,227	7,493	0.19
Morgan Stanley	0.000	04/02/2032	02/11/2020	7,919	5,471	0.14
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	3,000	2,720	0.07

				$22,138	$19,733	0.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.470%	01/02/2024	01/03/2024	$37,700	U.S. Treasury Notes 2.750% due 08/15/2032	$(38,459)	$37,700	$37,700
	5.510	01/02/2024	01/03/2024	100	U.S. Treasury Notes 2.125% due 05/15/2025	(102)	100	100
DEU	5.420	12/29/2023	01/02/2024	31,400	U.S. Treasury Bonds 2.000% due 11/15/2041	(32,005)	31,400	31,419
FICC	2.600	12/29/2023	01/02/2024	424	U.S. Treasury Notes 3.875% due 01/15/2026	(432)	424	424

Total Repurchase Agreements						$(70,998)	$69,624	$69,643

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	5.470%	11/14/2023	01/10/2024	$(14,247)	$(14,353)

Total Sale-Buyback Transactions					$(14,353)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$37,800	$0	$0	$0	$37,800	$(38,561)	$(761)
DEU	31,419	0	0	0	31,419	(32,008)	(589)
FICC	424	0	0	0	424	(432)	(8)

Master Securities Forward Transaction Agreement
UBS	0	0	(14,353)	0	(14,353)	14,253	(100)

Total Borrowings and Other Financing Transactions	$69,643	$0	$(14,353)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	79

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(14,353)	$0	$0	$(14,353)

Total Borrowings	$0	$(14,353)	$0	$0	$(14,353)

Payable for sale-buyback financing transactions					$(14,353)

(j)	Securities with an aggregate market value of $14,563 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(121,688) at a weighted average interest rate of 3.337%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(17) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	429	$	50,629	$(33)	$0	$(40)

Total Futures Contracts					$(33)	$0	$(40)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	0.681%	$	3,400	$695	$(344)	$351	$0	$0
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.416		1,400	30	(7)	23	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.400		1,500	0	5	5	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.410		1,500	(11)	32	21	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.444		5,300	(22)	107	85	2	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.596	EUR	200	(1)	4	3	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.686		8,200	(50)	173	123	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	0.757		800	(10)	20	10	1	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.645	$	2,000	(16)	37	21	0	0
Devon Energy Corp.	1.000	Quarterly	06/20/2027	0.742		1,000	(26)	35	9	0	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.446		1,100	(14)	26	12	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	1.460		300	16	18	34	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.313		700	8	6	14	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.919		2,130	417	(172)	245	1	0
General Motors Co.	5.000	Quarterly	06/20/2028	1.345		5,605	707	123	830	1	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.381		3,600	(86)	140	54	0	(2)
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.616	EUR	300	0	5	5	0	0
Valeo SA	1.000	Quarterly	06/20/2026	1.131		1,800	(25)	20	(5)	0	(3)
Valeo SA	1.000	Quarterly	06/20/2028	1.993		2,500	(106)	(5)	(111)	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.451	$	4,300	14	10	24	1	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.561		900	20	(10)	10	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.580		5,600	132	(64)	68	1	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.700		1,200	(3)	18	15	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.739		300	(1)	5	4	0	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.435		2,600	19	23	42	0	0

							$1,687	$205	$1,892	$7	$(7)

80	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.155%	Annual	10/02/2033	$	11,800	$(46)	$676	$630	$0	$(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		7,500	(29)	439	410	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		10,400	(36)	482	446	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		4,600	(17)	272	255	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		4,600	(18)	264	246	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		4,500	(16)	285	269	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033		4,800	(20)	403	383	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		2,300	(10)	(62)	(72)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		4,700	(20)	(132)	(152)	3	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		2,400	(10)	(47)	(57)	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		2,400	(10)	(60)	(70)	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		2,400	(11)	(33)	(44)	0	(44)
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		1,400	(8)	138	130	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053		1,400	(7)	150	143	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		1,400	(7)	148	141	0	(6)

							$(265)	$2,923	$2,658	$7	$(89)

Total Swap Agreements							$1,422	$3,128	$4,550	$14	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$14	$14	$0	$(40)	$(96)	$(136)

(l)

Securities with an aggregate market value of $2,770 and cash of $20,145 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	01/2024	EUR	286	$312	$0	$(4)

MBC	01/2024	CAD	1,054	779	0	(16)

UAG	01/2024	GBP	454	575	0	(4)

Total Forward Foreign Currency Contracts					$0	$(24)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	81

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.288%	01/19/2024	1,400	$(6)	$(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.738	01/19/2024	1,400	(6)	(3)

BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.494	01/08/2024	1,600	(7)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.994	01/08/2024	1,600	(7)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.545	01/16/2024	4,600	(21)	(58)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.995	01/16/2024	4,600	(21)	(1)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.235	01/22/2024	4,700	(19)	(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.685	01/22/2024	4,700	(19)	(14)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.489	01/08/2024	5,600	(26)	(40)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.989	01/08/2024	5,600	(26)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.273	01/16/2024	5,400	(23)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	01/16/2024	5,500	(24)	(71)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.723	01/16/2024	5,400	(23)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	01/16/2024	5,500	(24)	(1)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.648	01/04/2024	4,700	(21)	(76)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.560	01/05/2024	4,700	(24)	(50)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.594	01/05/2024	4,700	(24)	(60)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.010	01/05/2024	4,700	(24)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.044	01/05/2024	4,700	(24)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.285	01/19/2024	2,300	(10)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.735	01/19/2024	2,300	(10)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.215	01/22/2024	4,700	(19)	(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.665	01/22/2024	4,700	(19)	(15)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	01/12/2024	2,500	(12)	(39)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.050	01/12/2024	2,500	(12)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	01/18/2024	2,300	(11)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	01/18/2024	2,300	(11)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205	01/22/2024	2,300	(9)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.655	01/22/2024	2,300	(9)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.170	01/29/2024	2,300	(10)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.620	01/29/2024	2,300	(10)	(12)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.670	01/04/2024	4,700	(22)	(84)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.120	01/04/2024	4,700	(22)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.455	01/08/2024	4,000	(19)	(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.955	01/08/2024	4,000	(19)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	01/12/2024	2,500	(12)	(39)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.050	01/12/2024	2,500	(12)	0

UAG	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.344	01/18/2024	2,300	(11)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.744	01/18/2024	2,300	(11)	(4)

Total Written Options							$(639)	$(724)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(9)	$0	$(9)	$(9)	$0	$(9)
BPS	0	0	0	0	(4)	(71)	0	(75)	(75)	0	(75)
CBK	0	0	0	0	0	(29)	0	(29)	(29)	0	(29)
FAR	0	0	0	0	0	(136)	0	(136)	(136)	0	(136)
GLM	0	0	0	0	0	(228)	0	(228)	(228)	286	58
JPM	0	0	0	0	0	(89)	0	(89)	(89)	0	(89)
MBC	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
MYC	0	0	0	0	0	(146)	0	(146)	(146)	374	228
UAG	0	0	0	0	(4)	(16)	0	(20)	(20)	0	(20)

Total Over the Counter	$0	$0	$0	$0	$(24)	$(724)	$0	$(748)

82	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

(n)

Securities with an aggregate market value of $660 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$7	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40
Swap Agreements	0	7	0	0	89	96

	$0	$7	$0	$0	$129	$136

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Written Options	0	0	0	0	724	724

	$0	$0	$0	$24	$724	$748

	$0	$7	$0	$24	$853	$884

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	335	335
Swap Agreements	0	1,765	0	0	412	2,177

	$0	$1,765	$0	$0	$761	$2,526

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21	$0	$21
Written Options	0	0	0	0	585	585
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$21	$585	$607

	$0	$1,766	$0	$21	$1,346	$3,133

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(32)	$(32)
Swap Agreements	0	133	0	0	2,923	3,056

	$0	$133	$0	$0	$2,891	$3,024

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27	$0	$27
Written Options	0	0	0	0	(85)	(85)

	$0	$0	$0	$27	$(85)	$(58)

	$0	$133	$0	$27	$2,806	$2,966

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	83

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,984	$4,894	$18,878
Corporate Bonds & Notes
Banking & Finance	0	595,114	0	595,114
Industrials	0	218,898	0	218,898
Utilities	0	52,110	0	52,110
Municipal Bonds & Notes
California	0	22,103	0	22,103
Georgia	0	1,228	0	1,228
Illinois	0	6,337	0	6,337
Michigan	0	1,800	0	1,800
New Jersey	0	4,011	0	4,011
New York	0	621	0	621
Texas	0	3,414	0	3,414
Virginia	0	4,308	0	4,308
West Virginia	0	4,619	0	4,619
U.S. Government Agencies	0	1,858,193	0	1,858,193
U.S. Treasury Obligations	0	446,279	0	446,279
Non-Agency Mortgage-Backed Securities	0	325,975	893	326,868
Asset-Backed Securities	0	642,618	9,578	652,196
Sovereign Issues	0	3,595	0	3,595
Preferred Securities
Financials	0	12,105	0	12,105
Industrials	0	2,885	0	2,885

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Short-Term Instruments
Repurchase Agreements	$0	$69,624	$0	$69,624
Short-Term Notes	0	3,227	0	3,227

	$0	$4,293,048	$15,365	$4,308,413

Investments in Affiliates, at Value
Mutual Funds	40,754	0	0	40,754

Total Investments	$40,754	$4,293,048	$15,365	$4,349,167

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$14	$0	$14

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(136)	0	(136)
Over the counter	0	(748)	0	(748)

	$0	$(884)	$0	$(884)

Total Financial Derivative Instruments	$0	$(870)	$0	$(870)

Totals	$40,754	$4,292,178	$15,365	$4,348,297

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

84	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.1%

CORPORATE BONDS & NOTES 25.2%

BANKING & FINANCE 20.0%

ABN AMRO Bank NV
6.575% due 10/13/2026	$2,200	$2,237

Athene Global Funding
0.950% due 01/08/2024	8,770	8,764
6.108% (SOFRINDX + 0.700%) due 05/24/2024 ~	2,000	1,998

Bank of America Corp.
3.458% due 03/15/2025 •	2,000	1,991
4.827% due 07/22/2026 •	5,000	4,964

Barclays PLC
2.852% due 05/07/2026 •	800	772
3.932% due 05/07/2025 •	2,000	1,986
4.375% due 01/12/2026	400	395
5.304% due 08/09/2026 •	7,700	7,673

BNP Paribas SA
3.375% due 01/09/2025	4,000	3,919
4.705% due 01/10/2025	200	200
4.705% due 01/10/2025 •	748	748

BPCE SA
2.375% due 01/14/2025	582	563
6.612% due 10/19/2027	2,400	2,472

Cantor Fitzgerald LP
4.875% due 05/01/2024	6,874	6,823

Citigroup, Inc.
4.140% due 05/24/2025	4,000	3,977

Corebridge Financial, Inc.
3.500% due 04/04/2025	7,700	7,512

Deutsche Bank AG
3.700% due 05/30/2024	593	587
3.961% due 11/26/2025 •	9,000	8,854

Ford Motor Credit Co. LLC
4.134% due 08/04/2025	2,500	2,431

FS KKR Capital Corp.
1.650% due 10/12/2024	5,000	4,826

GA Global Funding Trust
0.800% due 09/13/2024	2,153	2,070
1.000% due 04/08/2024	1,750	1,725
5.921% (SOFRRATE + 0.500%) due 09/13/2024 ~	1,110	1,103
6.727% (SOFRRATE + 1.360%) due 04/11/2025 ~	3,000	2,995

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •	500	491

HSBC Holdings PLC
6.863% (US0003M + 1.230%) due 03/11/2025 ~	10,107	10,124
7.008% (US0003M + 1.380%) due 09/12/2026 ~	4,850	4,897

ING Groep NV
3.869% due 03/28/2026 •	1,500	1,471

JPMorgan Chase & Co.
2.595% due 02/24/2026 •	1,000	969

KKR Financial Holdings LLC
5.400% due 05/23/2033	5,500	5,317

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,443
3.870% due 07/09/2025 •	672	666
4.716% due 08/11/2026 •	3,000	2,962

Mitsubishi UFJ Financial Group, Inc.
6.339% (SOFRRATE + 0.940%) due 02/20/2026 ~	3,500	3,501

Morgan Stanley
4.679% due 07/17/2026 •	5,000	4,955

NatWest Group PLC
4.269% due 03/22/2025 •	7,200	7,176

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	1,200	1,189

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,000	1,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
3.600% due 06/06/2025	$2,000	$1,962

Pacific Life Global Funding
6.035% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,496	1,483

QNB Finance Ltd.
6.886% (US0003M + 1.250%) due 03/21/2024 ~	2,600	2,604

Santander U.K. Group Holdings PLC
6.833% due 11/21/2026 •	5,000	5,096

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	1,500	1,490

Societe Generale SA
2.625% due 01/22/2025	6,824	6,616
3.875% due 03/28/2024	300	299

Standard Chartered PLC
0.991% due 01/12/2025	1,000	999
3.785% due 05/21/2025 •	2,000	1,983
3.971% due 03/30/2026 •	2,300	2,244
7.176% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,000	5,024

Synchrony Bank
5.400% due 08/22/2025	7,200	7,096

UBS Group AG
4.488% due 05/12/2026 •	12,000	11,826
6.373% due 07/15/2026 •	1,900	1,923

VICI Properties LP
4.375% due 05/15/2025	1,700	1,672

Wells Fargo & Co.
2.406% due 10/30/2025 •	10,400	10,119

		192,124

INDUSTRIALS 4.5%

American Airlines Pass-Through Trust
4.000% due 01/15/2027	391	374

Berry Global, Inc.
4.875% due 07/15/2026	2,000	1,967

Canadian Pacific Railway Co.
3.125% due 06/01/2026	700	671

Charter Communications Operating LLC
4.500% due 02/01/2024	840	839
7.289% (US0003M + 1.650%) due 02/01/2024 ~	10,500	10,500

Daimler Truck Finance North America LLC
6.167% (SOFRRATE + 0.750%) due 12/13/2024 ~	750	750

Dell International LLC
4.900% due 10/01/2026	1,700	1,703

Illumina, Inc.
5.800% due 12/12/2025	1,700	1,707

Imperial Brands Finance PLC
3.125% due 07/26/2024	8,100	7,968
4.250% due 07/21/2025	1,841	1,809

Renesas Electronics Corp.
1.543% due 11/26/2024	9,700	9,338

Sands China Ltd.
5.375% due 08/08/2025	2,800	2,763

Warnermedia Holdings, Inc.
3.788% due 03/15/2025	3,300	3,236

		43,625

UTILITIES 0.7%

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	1,000	978

Enel Finance International NV
6.800% due 10/14/2025	2,500	2,564

Pacific Gas & Electric Co.
4.950% due 06/08/2025	3,500	3,480

		7,022

Total Corporate Bonds & Notes (Cost $244,187)		242,771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 13.7%

Fannie Mae
4.000% due 06/01/2042 - 03/01/2047	$451	$437
5.000% due 07/01/2033 - 07/01/2044	1,274	1,263
5.150% due 05/01/2035	37	37
5.350% due 02/01/2035 - 01/01/2038	321	318
5.450% due 04/01/2036	84	84
5.500% due 12/01/2031 - 03/01/2050	989	989
6.000% due 09/01/2028 - 04/01/2048	715	723
6.500% due 07/01/2036 - 09/01/2048	305	309

Freddie Mac
2.000% due 02/01/2028 - 04/01/2028	3	3
2.500% due 10/25/2048	145	129
5.000% due 01/01/2024 - 02/01/2038	289	291
5.400% due 09/01/2037 - 11/01/2038	321	331
5.500% due 08/01/2033 - 06/01/2047	1,067	1,085
5.520% due 05/28/2025	15,700	15,695
5.550% due 06/01/2037 - 07/01/2037	92	96
5.850% due 08/23/2027	10,000	10,004
6.000% due 09/01/2031 - 05/01/2033	34	33
6.500% due 11/01/2036 - 10/17/2038	311	317
7.000% due 05/01/2029	12	12

Ginnie Mae
2.500% due 10/20/2049	120	106
3.000% due 11/20/2046	84	77
3.500% due 05/20/2042	61	57
3.700% due 04/15/2042	112	107
3.740% due 03/20/2042 - 07/20/2042	74	70
3.750% due 04/15/2042 - 03/20/2044	131	125
4.000% due 04/20/2040 - 06/20/2043	554	527
4.500% due 08/20/2038 - 11/20/2048	489	481
5.350% due 12/15/2036 - 01/15/2038	318	321
5.400% due 06/20/2039	82	84
5.500% due 03/20/2034 - 08/20/2041	337	338
6.000% due 09/20/2038	38	39
6.088% due 10/20/2072 •	1,431	1,419
6.318% due 09/20/2073	7,992	7,994
6.473% due 08/16/2039 •	3	4
6.500% due 09/20/2025 - 07/20/2039	32	32
7.000% due 09/15/2024 - 06/20/2039	570	581

Uniform Mortgage-Backed Security
4.250% due 01/01/2036	80	79
4.750% due 09/01/2034 - 04/01/2036	308	310
5.340% due 09/01/2029	46	47
6.000% due 06/01/2031	1	1

Uniform Mortgage-Backed Security, TBA
5.000% due 01/01/2054 - 02/01/2054	88,100	87,196

Total U.S. Government Agencies (Cost $131,530)		132,151

U.S. TREASURY OBLIGATIONS 23.9%

U.S. Treasury Notes
5.000% due 08/31/2025	227,600	229,729

Total U.S. Treasury Obligations (Cost $228,014)		229,729

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	85

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 12.6%

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	$484	$452

Bear Stearns Adjustable Rate Mortgage Trust
6.340% due 02/25/2033 «~	1	0

Bear Stearns ALT-A Trust
4.488% due 05/25/2035 ~	27	25
5.790% due 02/25/2034 •	774	719

Beneria Cowen & Pritzer Collateral Funding Corp.
6.275% due 06/15/2038 ~	5,600	5,040

BFLD Trust
6.626% due 10/15/2035 •	2,000	1,527

BWAY Mortgage Trust
6.726% due 09/15/2036 •	3,000	2,802

BX Trust
6.176% due 01/15/2034 ~	2,912	2,876

Chase Mortgage Finance Trust
5.813% due 02/25/2037 «~	321	302

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.670% due 01/25/2036 •	30	27
5.700% due 10/25/2035 •	162	149
5.770% due 08/25/2035 «•	18	17

Citigroup Commercial Mortgage Trust
6.656% due 10/15/2036 •	1,950	1,919

Citigroup Mortgage Loan Trust
5.000% due 05/25/2051 •	3,747	3,469

Countrywide Alternative Loan Trust
5.750% due 06/25/2037 •	53	47

Credit Suisse Mortgage Capital Trust
3.090% due 12/26/2059 ~	959	960

DROP Mortgage Trust
6.626% due 10/15/2043 •	6,000	5,556

Extended Stay America Trust
6.556% due 07/15/2038 ~	5,227	5,183

First Horizon Alternative Mortgage Securities Trust
6.503% due 02/25/2035 ~	168	157

GCAT Trust
1.348% due 05/25/2066 ~	2,547	2,112
1.503% due 05/25/2066 ~	2,300	1,890
2.650% due 10/25/2068 ~	340	324
2.885% due 12/27/2066 ~	1,979	1,771

GCT Commercial Mortgage Trust
6.276% due 02/15/2038 •	800	602

Ginnie Mae
6.338% due 05/20/2073	11,321	11,337

GS Mortgage Securities Corp. Trust
8.762% due 08/15/2039 ~	7,300	7,360

GS Mortgage-Backed Securities Trust
5.000% due 12/25/2051 ~	2,482	2,297
5.000% due 02/25/2052 ~	4,118	3,812

GSR Mortgage Loan Trust
5.778% due 09/25/2035 «~	2	2
7.678% due 08/25/2033 «•	63	58

Impac CMB Trust
6.110% due 03/25/2035 •	73	65

InTown Mortgage Trust
7.851% due 08/15/2039 •	2,900	2,915

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	289	281
6.276% due 04/15/2038 •	945	937
6.859% due 12/15/2031 •	635	519

JP Morgan Mortgage Trust
4.538% due 07/25/2035 ~	189	177

JPMBB Commercial Mortgage Securities Trust
3.801% due 09/15/2047	4,410	4,334

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	543	541

MASTR Adjustable Rate Mortgages Trust
5.874% due 04/21/2034 «~	15	14

Merrill Lynch Mortgage Investors Trust
5.630% due 12/25/2035 ~	170	159
5.930% due 04/25/2029 •	102	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MFA Trust
1.131% due 07/25/2060 ~	$2,438	$2,164
6.105% due 12/25/2068 þ	1,050	1,056

Morgan Stanley Mortgage Loan Trust
6.550% due 11/25/2035 •	755	749

Morgan Stanley Residential Mortgage Loan Trust
5.000% due 09/25/2051 ~	826	765

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	1,239	1,133
2.464% due 01/26/2060 ~	4,604	4,208
3.500% due 12/25/2057 ~	1,023	979
3.500% due 10/25/2059 ~	404	379
4.500% due 05/25/2058 ~	99	96

NYO Commercial Mortgage Trust
6.571% due 11/15/2038 •	6,000	5,552

OBX Trust
1.957% due 10/25/2061 ~	228	188
6.520% due 07/25/2063 þ	2,577	2,603

One New York Plaza Trust
6.426% due 01/15/2036 •	3,700	3,528

ONE Park Mortgage Trust
6.176% due 03/15/2036 •	3,914	3,731

PRPM Trust
6.221% due 11/25/2068 þ	700	704

RESIMAC Bastille Trust
6.105% due 02/03/2053 •	1,541	1,535

Sequoia Mortgage Trust
5.872% due 07/20/2036 •	487	424
6.132% due 06/20/2033 «~	1	1

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	342	320

Starwood Mortgage Trust
6.526% due 04/15/2034 •	2,788	2,746

Structured Asset Mortgage Investments Trust
6.050% due 07/19/2034 «•	3	2
6.130% due 09/19/2032 •	4	4

Thornburg Mortgage Securities Trust
4.218% due 04/25/2045 «~	37	34

Towd Point Mortgage Trust
2.250% due 11/25/2061 ~	747	688
2.250% due 12/25/2061 ~	2,832	2,675
3.750% due 05/25/2058 ~	2,042	1,975
5.755% due 02/25/2057 ~	59	60
6.470% due 05/25/2058 •	775	788
6.470% due 10/25/2059 •	532	535

Verus Securitization Trust
6.259% due 12/25/2068 þ	5,100	5,141
6.476% due 06/25/2068 þ	2,735	2,764

WaMu Mortgage Pass-Through Certificates Trust
3.769% due 07/25/2037 ~	364	297
4.821% due 06/25/2033 «~	1	1
5.992% due 06/25/2046 •	22	20
6.090% due 01/25/2045 •	7	6
6.270% due 06/25/2044 •	372	341
6.330% due 10/25/2045 •	60	56

Total Non-Agency Mortgage-Backed Securities (Cost $126,926)		121,077

ASSET-BACKED SECURITIES 31.0%

Anchorage Capital CLO Ltd.
6.705% due 07/15/2030 •	1,871	1,870

Apex Credit CLO Ltd.
6.622% due 09/20/2029 •	436	435

AREIT LLC
7.600% due 06/17/2039 •	7,200	7,238

Ares CLO Ltd.
6.707% due 04/18/2031 ~	4,400	4,398

Asset-Backed Securities Corp. Home Equity Loan Trust
6.280% due 06/25/2034 •	65	63

Atlas Static Senior Loan Fund Ltd.
7.101% due 07/15/2030	5,499	5,500

Avis Budget Rental Car Funding AESOP LLC
5.900% due 08/21/2028	8,100	8,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Auto Trust
5.530% due 02/15/2028	$3,600	$3,644

Bear Stearns Asset-Backed Securities Trust
6.205% due 09/25/2035 ~	732	728
6.270% due 10/27/2032 «•	15	15
6.370% due 08/25/2034 •	438	423

Benefit Street Partners CLO Ltd.
6.605% due 10/15/2030 •	1,176	1,175
6.694% due 01/17/2032 •	400	400

BXMT Ltd.
6.876% due 11/15/2037 •	3,199	3,098

Carlyle U.S. CLO Ltd.
6.677% due 04/20/2031 •	5,094	5,095

Carmax Auto Owner Trust
6.080% due 12/15/2026	7,000	7,057

Carvana Auto Receivables Trust
5.380% due 03/12/2029	2,500	2,507
5.820% due 08/10/2028	2,700	2,736

CBAM Ltd.
6.797% due 10/20/2029 •	5,354	5,357

Chase Funding Trust
6.070% due 07/25/2033 «•	210	199

Citizens Auto Receivables Trust
5.830% due 02/15/2028	5,000	5,074

Countrywide Asset-Backed Certificates Trust
3.508% due 03/25/2036 •	154	149
5.770% due 09/25/2046 •	136	135

CQS U.S. CLO Ltd.
7.266% due 07/20/2031	1,288	1,291

DLLAD LLC
5.190% due 04/20/2026	5,009	4,994

Dryden CLO Ltd.
6.705% due 07/15/2031 •	7,296	7,298

Dryden Senior Loan Fund
6.635% due 04/15/2028 •	1,500	1,502
6.675% due 04/15/2029 •	2,416	2,414

Elevation CLO Ltd.
6.590% due 10/25/2030 •	5,646	5,637

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	4,502	3,916

Enterprise Fleet Financing LLC
5.510% due 01/22/2029	6,874	6,884
5.760% due 10/22/2029	6,096	6,116

Finance America Mortgage Loan Trust
6.295% due 08/25/2034 •	117	111

First Franklin Mortgage Loan Trust
5.790% due 04/25/2036 •	1,076	1,036
6.220% due 11/25/2034 •	94	91

Ford Credit Auto Owner Trust
4.850% due 08/15/2035	6,100	6,126

GECU Auto Receivables Trust
5.630% due 08/15/2028	2,400	2,420

GM Financial Automobile Leasing Trust
5.270% due 06/20/2025	2,946	2,944

GM Financial Consumer Automobile Receivables Trust
5.958% due 03/16/2026 •	3,841	3,846

Golden Credit Card Trust
4.310% due 09/15/2027	10,000	9,887

Greenwood Park CLO Ltd.
6.665% due 04/15/2031 ~	4,041	4,044

Greystone Commercial Real Estate Notes Ltd.
6.656% due 09/15/2037 •	170	169

GSAA Home Equity Trust
6.010% due 07/25/2037 «•	118	106

GSAMP Trust
5.990% due 06/25/2036 •	535	512

HERA Commercial Mortgage Ltd.
6.523% due 02/18/2038 •	2,450	2,386

Home Equity Asset Trust
6.520% due 11/25/2034 •	871	856

Hyundai Auto Lease Securitization Trust
5.200% due 04/15/2025	4,315	4,310

86	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Auto Receivables Trust
5.350% due 11/17/2025	$1,584	$1,583

KKR CLO Ltd.
6.597% due 07/18/2030 •	421	421
6.605% due 07/15/2030 •	1,628	1,626

LAD Auto Receivables Trust
6.210% due 10/15/2026	4,700	4,714

LCCM Trust
6.676% due 12/13/2038 •	3,980	3,852

LCM LP
6.528% due 07/19/2027 •	209	209
6.677% due 07/20/2030 •	2,852	2,848

LCM Ltd.
6.757% due 04/20/2031 •	1,100	1,097

MF1 Ltd.
7.176% due 11/15/2035 •	1,023	1,022

MF1 Multifamily Housing Mortgage Loan Trust
6.326% due 07/15/2036 •	861	858

MidOcean Credit CLO
6.682% due 01/29/2030 •	1,133	1,134

MKS CLO Ltd.
6.677% due 07/20/2030 •	2,880	2,877

Mountain View CLO LLC
6.745% due 10/16/2029 •	116	116

Nassau Ltd.
6.805% due 10/15/2029 •	333	333

Navient Private Education Loan Trust
2.460% due 11/15/2068	704	659
6.926% due 07/16/2040 •	1,735	1,742

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	1,127	994
1.170% due 09/16/2069	1,553	1,391
1.310% due 01/15/2069	594	544
1.690% due 05/15/2069	2,100	1,903
2.230% due 07/15/2070	4,577	4,040
6.476% due 04/15/2069 •	1,661	1,647

Navient Student Loan Trust
6.480% due 03/15/2072	8,176	8,312

New Century Home Equity Loan Trust
6.400% due 11/25/2034 •	339	332

NovaStar Mortgage Funding Trust
2.907% due 01/25/2036 •	218	214

Oaktree CLO Ltd.
6.784% due 04/22/2030 •	1,600	1,597

Palmer Square Loan Funding Ltd.
6.455% due 10/15/2029 •	132	131

PFP Ltd.
6.476% due 08/09/2037 •	533	531
7.636% due 08/19/2035 •	6,000	6,031

PFS Financing Corp.
5.520% due 10/15/2028	5,000	5,062

PRET LLC
1.992% due 02/25/2061 þ	1,424	1,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.487% due 07/25/2051 þ	$1,967	$1,942

RAAC Trust
6.020% due 01/25/2046 •	375	371

Ready Capital Mortgage Financing LLC
7.730% due 10/25/2039 •	1,937	1,948

Renaissance Home Equity Loan Trust
4.156% due 08/25/2033 •	738	673

Residential Asset Securities Corp. Trust
6.170% due 06/25/2035 «•	306	297
6.565% due 03/25/2035 •	253	247

Saranac CLO Ltd.
6.781% due 08/13/2031 •	4,949	4,949

Saxon Asset Securities Trust
2.011% due 05/25/2035 •	135	127

SBA Tower Trust
3.869% due 10/15/2049 þ	1,000	983

Securitized Asset-Backed Receivables LLC Trust
6.145% due 01/25/2035 •	101	88

SLM Student Loan Trust
6.346% due 04/25/2049 •	68	68
7.296% due 10/25/2024 •	111	111

SMB Private Education Loan Trust
1.600% due 09/15/2054	903	813
2.230% due 09/15/2037	1,501	1,394
4.480% due 05/16/2050	2,689	2,611
5.670% due 11/15/2052	4,708	4,737
6.076% due 03/17/2053 •	404	396
6.320% due 09/15/2054 •	3,597	3,549

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	2,623	2,620

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	52	49

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	557	507

Sound Point CLO Ltd.
6.574% due 01/23/2029 •	758	759
6.620% due 07/25/2030 ~	1,376	1,375

Soundview Home Loan Trust
6.145% due 06/25/2035 •	207	202

Structured Asset Investment Loan Trust
6.020% due 09/25/2034 •	1,557	1,464
6.175% due 03/25/2034 •	397	389

Structured Asset Securities Corp. Mortgage Loan Trust
5.605% due 07/25/2036 •	175	174

Synchrony Card Funding LLC
5.540% due 07/15/2029	8,000	8,155

Tesla Auto Lease Trust
6.130% due 09/21/2026	4,200	4,244

Towd Point Asset Trust
6.172% due 11/20/2061 •	1,189	1,164

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	28	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Receivables Owner Trust
5.160% due 04/17/2028	$3,000	$3,023
5.270% due 01/15/2026	3,008	3,005
5.280% due 05/15/2026	5,762	5,755

Trillium Credit Card Trust
6.241% due 08/26/2028	10,000	10,039

Venture CLO Ltd.
6.697% due 04/20/2029 •	446	447
6.727% due 07/20/2030 •	7,827	7,823
6.777% due 01/20/2029 ~	651	651
6.807% due 04/20/2032 •	1,100	1,097

Vibrant CLO Ltd.
6.797% due 07/20/2032 •	300	298

VMC Finance LLC
6.573% due 06/16/2036 •	2,075	2,057

Voya CLO Ltd.
6.614% due 04/17/2030 •	3,432	3,429
6.655% due 10/15/2030 •	2,837	2,831

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
6.070% due 04/25/2034 •	907	881

World Omni Auto Receivables Trust
5.510% due 03/16/2026	2,142	2,141

World Omni Automobile Lease Securitization Trust
5.470% due 11/17/2025	4,211	4,210

Total Asset-Backed Securities (Cost $299,063)		297,805

SHORT-TERM INSTRUMENTS 1.7%

COMMERCIAL PAPER 1.5%

AT&T, Inc.
5.700% due 03/19/2024	14,300	14,120

REPURCHASE AGREEMENTS (a) 0.2%
		1,544

Total Short-Term Instruments (Cost $15,670)		15,664

Total Investments in Securities (Cost $1,045,390)		1,039,197

Total Investments 108.1% (Cost $1,045,390)		$1,039,197

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $(980))		816

Other Assets and Liabilities, net (8.2)%		(78,378)

Net Assets 100.0%		$961,635

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	87

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,544	U.S. Treasury Notes 3.875% due 01/15/2026	$(1,575)	$1,544	$1,544

Total Repurchase Agreements						$(1,575)	$1,544	$1,544

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,544	$0	$0	$0	$1,544	$(1,575)	$(31)

Total Borrowings and Other Financing Transactions	$1,544	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(15,273) at a weighted average interest rate of 3.832%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2024	1,731	$	356,437	$2,875	$216	$(48)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2024	72	$	(7,832)	$(163)	$7	$(6)
U.S. Treasury 10-Year Note March Futures	03/2024	84		(9,483)	(283)	14	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	391		(46,144)	(1,646)	131	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	129		(17,234)	(862)	135	0

					$(2,954)	$287	$(6)

Total Futures Contracts					$(79)	$503	$(54)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-41 5-Year Index	(1.000)%	Quarterly	12/20/2028	$	78,500	$(980)	$(571)	$(1,551)	$20	$0

Total Swap Agreements						$(980)	$(571)	$(1,551)	$20	$0

88	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$503	$20	$523	$0	$(54)	$0	$(54)

Cash of $4,663 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2024		$2,424	AUD	3,660	$71	$0

BOA	01/2024	AUD	3,069		$2,030	0	(62)
	01/2024		$3,686	JPY	544,006	174	0

MBC	01/2024		1,138	AUD	1,717	32	0

MYI	01/2024		1,402	JPY	206,649	65	0

SCX	01/2024	JPY	374,900		$2,608	0	(53)

TOR	01/2024		$2,317	JPY	339,836	95	0

UAG	01/2024		921	AUD	1,388	25	0

Total Forward Foreign Currency Contracts						$462	$(115)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$71	$0	$0	$71	$0	$0	$0	$0	$71	$0	$71
BOA	174	0	0	174	(62)	0	0	(62)	112	0	112
MBC	32	0	0	32	0	0	0	0	32	0	32
MYI	65	0	0	65	0	0	0	0	65	0	65
SCX	0	0	0	0	(53)	0	0	(53)	(53)	0	(53)
TOR	95	0	0	95	0	0	0	0	95	0	95
UAG	25	0	0	25	0	0	0	0	25	0	25

Total Over the Counter	$462	$0	$0	$462	$(115)	$0	$0	$(115)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	89

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$503	$503
Swap Agreements	0	20	0	0	0	20

	$0	$20	$0	$0	$503	$523

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$462	$0	$462

	$0	$20	$0	$462	$503	$985

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$115	$0	$115

	$0	$0	$0	$115	$54	$169

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(693)	$(693)
Swap Agreements	0	(1,833)	0	0	(6)	(1,839)

	$0	$(1,833)	$0	$0	$(699)	$(2,532)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,655)	$0	$(1,655)

	$0	$(1,833)	$0	$(1,655)	$(699)	$(4,187)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,187	$3,187
Swap Agreements	0	939	0	0	0	939

	$0	$939	$0	$0	$3,187	$4,126

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,187	$0	$1,187

	$0	$939	$0	$1,187	$3,187	$5,313

90	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$192,124	$0	$192,124
Industrials	0	43,625	0	43,625
Utilities	0	7,022	0	7,022
U.S. Government Agencies	0	132,151	0	132,151
U.S. Treasury Obligations	0	229,729	0	229,729
Non-Agency Mortgage-Backed Securities	0	120,646	431	121,077
Asset-Backed Securities	0	297,188	617	297,805
Short-Term Instruments
Commercial Paper	0	14,120	0	14,120
Repurchase Agreements	0	1,544	0	1,544

Total Investments	$0	$1,038,149	$1,048	$1,039,197

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$523	$0	$523
Over the counter	0	462	0	462

	$0	$985	$0	$985

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(54)	0	(54)
Over the counter	0	(115)	0	(115)

	$0	$(169)	$0	$(169)

Total Financial Derivative Instruments	$0	$816	$0	$816

Totals	$0	$1,038,965	$1,048	$1,040,013

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	91

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

CORPORATE BONDS & NOTES 57.7%

BANKING & FINANCE 35.1%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$464	$448
2.875% due 08/14/2024		1,200	1,178
3.150% due 02/15/2024		400	398

American Honda Finance Corp.
6.106% due 11/22/2024		1,600	1,603

American Tower Corp.
0.600% due 01/15/2024		500	499
5.000% due 02/15/2024		1,500	1,498

Athene Global Funding
0.950% due 01/08/2024		1,500	1,499

Aviation Capital Group LLC
4.375% due 01/30/2024		1,425	1,423

Banco Santander SA
3.892% due 05/24/2024		1,300	1,291

Bank of America Corp.
2.456% due 10/22/2025 •		1,500	1,461
6.070% (SOFRRATE + 0.690%) due 04/22/2025 ~		200	200

Bank of Nova Scotia
0.650% due 07/31/2024		1,500	1,459

Barclays PLC
3.932% due 05/07/2025 •		800	795

BNP Paribas SA
3.800% due 01/10/2024		1,788	1,787

Citigroup, Inc.
3.352% due 04/24/2025		500	496
6.069% due 10/30/2024 •		1,500	1,501

CNH Industrial Capital LLC
4.200% due 01/15/2024		1,600	1,599

Cooperatieve Rabobank UA
2.625% due 07/22/2024		810	798

Credit Suisse AG
0.495% due 02/02/2024		1,500	1,493

Crown Castle, Inc.
3.200% due 09/01/2024		1,000	984

Danske Bank AS
5.375% due 01/12/2024		1,400	1,400

DBS Group Holdings Ltd.
6.026% due 09/12/2025		1,000	1,001

Deutsche Bank AG
0.898% due 05/28/2024 (a)		1,000	982

DNB Bank ASA
0.856% due 09/30/2025		500	483

Ford Motor Credit Co. LLC
5.584% due 03/18/2024		1,400	1,398

GA Global Funding Trust
1.000% due 04/08/2024		1,600	1,577

Goldman Sachs Group, Inc.
5.700% due 11/01/2024		500	501
5.861% due 10/21/2024 •		2,400	2,397

Hana Bank
3.500% due 01/30/2024		1,500	1,498

HAT Holdings LLC
6.000% due 04/15/2025		800	799

HSBC Holdings PLC
3.803% due 03/11/2025 •		500	498

Intesa Sanpaolo SpA
5.250% due 01/12/2024		1,400	1,400

JPMorgan Chase & Co.
2.301% due 10/15/2025 •		500	487

Lloyds Banking Group PLC
3.870% due 07/09/2025 •		1,500	1,486

Mizuho Financial Group, Inc.
2.839% due 07/16/2025 •		500	493

Morgan Stanley
3.000% due 02/07/2024 (a)	CAD	1,900	1,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Bank of Canada
5.880% (SOFRRATE + 0.490%) due 08/06/2024 ~		$700	$700

Nationwide Building Society
0.550% due 01/22/2024		870	868

NatWest Group PLC
4.269% due 03/22/2025 •		1,300	1,296

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,400	1,359

ORIX Corp.
4.050% due 01/16/2024		1,400	1,399

Public Storage Operating Co.
5.846% (SOFRRATE + 0.470%) due 04/23/2024 ~		1,137	1,137

Royal Bank of Canada
5.743% (SOFRINDX + 0.360%) due 07/29/2024 ~		1,369	1,368

SBA Tower Trust
2.836% due 01/15/2050		400	386

Societe Generale SA
3.875% due 03/28/2024		850	846
6.425% (SOFRRATE + 1.050%) due 01/21/2026 ~		1,000	994

Standard Chartered PLC
1.214% due 03/23/2025 •		1,300	1,291

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		3,000	2,996

Sumitomo Mitsui Trust Bank Ltd.
5.862% (SOFRRATE + 0.440%) due 09/16/2024 ~		500	500

Swedbank AB
0.850% due 03/18/2024		1,300	1,287

Toronto-Dominion Bank
5.770% (SOFRRATE + 0.355%) due 03/04/2024 ~		1,000	1,000

Toyota Motor Credit Corp.
5.920% due 08/22/2024		1,600	1,602

Weyerhaeuser Co.
4.750% due 05/15/2026		500	498

			59,767

INDUSTRIALS 20.6%

Arrow Electronics, Inc.
3.250% due 09/08/2024		1,500	1,474

Broadcom Corp.
3.625% due 01/15/2024		1,500	1,499

Central Japan Railway Co.
2.200% due 10/02/2024		1,529	1,494

CommonSpirit Health
2.760% due 10/01/2024		1,000	978

Conagra Brands, Inc.
4.300% due 05/01/2024		1,476	1,468

Cox Communications, Inc.
3.150% due 08/15/2024		1,818	1,788

Fiserv, Inc.
2.750% due 07/01/2024		1,500	1,478

General Mills, Inc.
3.650% due 02/15/2024		2,000	1,994

Haleon U.S. Capital LLC
3.024% due 03/24/2024		1,500	1,491

HCA, Inc.
5.000% due 03/15/2024		1,900	1,897

Hyundai Capital America
5.800% due 06/26/2025		1,500	1,509

JDE Peet’s NV
0.800% due 09/24/2024		2,000	1,924

John Lewis PLC
6.125% due 01/21/2025	GBP	1,000	1,272

Keurig Dr Pepper, Inc.
0.750% due 03/15/2024		$1,891	1,872

Microchip Technology, Inc.
0.983% due 09/01/2024		1,000	969

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NetApp, Inc.
3.300% due 09/29/2024		$1,213	$1,193

NXP BV
4.875% due 03/01/2024		1,700	1,697

Panasonic Holdings Corp.
2.679% due 07/19/2024		1,509	1,485

Quanta Services, Inc.
0.950% due 10/01/2024		1,500	1,446

Renesas Electronics Corp.
1.543% due 11/26/2024		1,717	1,653

Revvity, Inc.
0.850% due 09/15/2024		1,700	1,642

Walgreens Boots Alliance, Inc.
3.800% due 11/18/2024		1,200	1,179

Westinghouse Air Brake Technologies Corp.
4.150% due 03/15/2024		1,700	1,693

			35,095

UTILITIES 2.0%

American Water Capital Corp.
3.850% due 03/01/2024		1,500	1,495

Avangrid, Inc.
3.150% due 12/01/2024		500	489

Enel Finance International NV
2.650% due 09/10/2024		1,500	1,465

			3,449

Total Corporate Bonds & Notes (Cost $98,349)			98,311

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
5.486% due 08/25/2044 ~		781	772
5.952% due 05/25/2046 •		228	223

Federal Home Loan Bank
5.280% due 05/06/2024		1,500	1,499
5.330% due 05/24/2024		1,400	1,400
5.350% due 05/17/2024		1,000	999
5.650% due 05/28/2025		1,000	1,000

Freddie Mac
6.053% due 01/15/2054 •		451	443

Ginnie Mae
3.000% due 06/20/2051 •		1,139	992

Total U.S. Government Agencies (Cost $7,493)			7,328

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

280 Park Avenue Mortgage Trust
6.538% due 09/15/2034 •		500	481

BSST Mortgage Trust
6.662% due 02/15/2037 ~		500	437

GCAT Trust
2.885% due 12/27/2066 ~		247	221

Gemgarto PLC
5.810% due 12/16/2067 •	GBP	179	227

Hilton USA Trust
2.828% due 11/05/2035		$800	643

OBX Trust
2.305% due 11/25/2061 ~		621	535
2.783% due 01/25/2062 þ		486	445

One Market Plaza Trust
3.614% due 02/10/2032		600	549

RESIMAC Premier
6.172% due 07/10/2052 •		110	110

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		159	143

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~		292	282

VASA Trust
6.376% due 07/15/2039 •		500	453

Total Non-Agency Mortgage-Backed Securities (Cost $5,076)			4,526

92	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 17.2%

ACAS CLO Ltd.
6.547% due 10/18/2028 •		$455	$454

Ares CLO Ltd.
6.525% due 01/15/2029 •		445	444

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		500	494

Benefit Street Partners CLO Ltd.
6.605% due 10/15/2030 •		549	548

BMW Canada Auto Trust
5.430% due 01/20/2026	CAD	809	610

BMW Vehicle Lease Trust
5.950% due 08/25/2025		$1,000	1,003

Citizens Auto Receivables Trust
6.068% due 10/15/2026		600	600

College Avenue Student Loans LLC
6.670% due 12/26/2047 •		552	548

Commonbond Student Loan Trust
1.980% due 08/25/2050		1,225	1,063
3.560% due 09/25/2045		541	511

Dryden Senior Loan Fund
6.635% due 04/15/2028 •		240	240

Ford Auto Securitization Trust
5.889% due 05/15/2026 «	CAD	872	663

Halseypoint CLO Ltd.
6.777% due 07/20/2031 •		$891	890

LCM LP
6.528% due 07/19/2027 •		156	157

M&T Equipment Notes
6.090% due 07/15/2030		800	802

Madison Park Funding Ltd.
6.405% due 04/15/2029 •		744	741

Master Credit Card Trust
6.188% due 01/21/2027		1,000	1,004

Nassau Ltd.
6.805% due 10/15/2029 •		83	83
6.905% due 01/15/2030		262	263

Navient Private Education Refi Loan Trust
1.060% due 10/15/2069		974	845
1.310% due 01/15/2069		138	127
2.400% due 10/15/2068		128	120
2.600% due 08/15/2068		825	768
3.130% due 02/15/2068		739	710
6.476% due 04/15/2069 •		237	235

OCP CLO Ltd.
6.797% due 07/20/2029 •		377	378

OSD CLO Ltd.
6.534% due 04/17/2031 •		885	882

Palmer Square Loan Funding Ltd.
6.455% due 10/15/2029 •		1,188	1,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
1.868% due 07/25/2051 þ	$375	$363

Signal Peak CLO Ltd.
6.750% due 04/25/2031 •	596	597

SMB Private Education Loan Trust
5.380% due 01/15/2053	695	696
6.276% due 01/15/2053 •	753	741
6.976% due 04/15/2032	217	217

Stratus CLO Ltd.
6.577% due 12/28/2029 •	422	420
6.627% due 12/29/2029 •	552	549

Symphony Static CLO Ltd.
6.470% due 10/25/2029 •	1,305	1,297

Tesla Auto Lease Trust
0.630% due 09/22/2025	1,124	1,104
5.860% due 08/20/2025	1,500	1,503
6.020% due 09/22/2025	1,500	1,506

Tesla Electric Vehicle Trust
5.858% due 12/21/2026	1,000	1,000

Towd Point HE Trust
0.918% due 02/25/2063 ~	86	82

Toyota Auto Receivables Owner Trust
6.052% due 01/15/2026 •	541	542

Trillium Credit Card Trust
6.241% due 08/26/2028	1,500	1,506

Venture CLO Ltd.
6.678% due 08/28/2029 •	64	64

Wellfleet CLO Ltd.
6.567% due 07/20/2029 •	51	51

World Omni Auto Receivables Trust
5.918% due 02/16/2027	700	701

Total Asset-Backed Securities (Cost $29,699)		29,303

SOVEREIGN ISSUES 0.1%

Korea Development Bank
5.606% (SOFRINDX + 0.250%) due 03/09/2024 ~	185	186

Total Sovereign Issues (Cost $185)		186

SHORT-TERM INSTRUMENTS 17.8%

COMMERCIAL PAPER 8.9%

Arrow Electronics, Inc.
5.900% due 01/24/2024	250	249

AT&T, Inc.
5.500% due 03/19/2024	250	247
5.700% due 03/19/2024	400	395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank Of Nova Scotia
5.250% due 02/05/2024	CAD	200	$150
5.251% due 02/05/2024		500	375

Cigna Corp.
5.650% due 01/16/2024		$400	399
5.680% due 01/17/2024		700	698

Conagra Foods, Inc.
5.820% due 01/11/2024		1,000	998

Fidelity National Information Services, Inc.
5.650% due 01/05/2024		1,200	1,199
5.700% due 01/08/2024		600	599
5.700% due 01/16/2024		300	299
5.710% due 01/16/2024		300	299

Global Payments, Inc.
6.145% due 01/11/2024		1,800	1,796

Humana, Inc.
5.600% due 01/02/2024		1,000	999
5.600% due 01/03/2024		400	400

Nissan Motor Acceptance Co LLC
6.200% due 01/12/2024		1,000	998

Penske Truck Leasing Co. LP
5.700% due 01/11/2024		700	699

Quanta Storage, Inc.
5.850% due 01/04/2024		300	300
5.900% due 01/16/2024		300	299
5.900% due 01/17/2024		400	399

Royal Bank of Canada
5.250% due 02/07/2024	CAD	2,100	1,575
5.329% due 01/15/2024		1,000	753
5.342% due 01/31/2024		1,300	976

			15,101

REPURCHASE AGREEMENTS (b) 8.9%
			15,100

Total Short-Term Instruments (Cost $30,064)			30,201

Total Investments in Securities (Cost $170,866)			169,855

Total Investments 99.7% (Cost $170,866)			$169,855

Financial Derivative Instruments (c)(d) (0.1)% (Cost or Premiums, net $0)			(229)

Other Assets and Liabilities, net 0.4%			754

Net Assets 100.0%			$170,380

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	05/31/2023	$978	$982	0.58%
Morgan Stanley	3.000	02/07/2024	06/01/2023	1,409	1,430	0.84

				$2,387	$2,412	1.42%

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	93

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.420%	12/29/2023	01/02/2024	$15,100	U.S. Treasury Bonds 2.375% due 11/15/2049	$(15,385)	$15,100	$15,109

Total Repurchase Agreements						$(15,385)	$15,100	$15,109

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$15,109	$0	$0	$0	$15,109	$(15,385)	$(276)

Total Borrowings and Other Financing Transactions	$15,109	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2024	31	$(6,383)	$(64)	$0	$(4)
U.S. Treasury 5-Year Note March Futures	03/2024	56	(6,091)	(131)	0	(5)

Total Futures Contracts				$(195)	$0	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(9)	$0	$(9)

Cash of $164 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

94	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023 (Unaudited)

(d) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	01/2024	CAD	1,000	$735	$0	$(19)
	01/2024	GBP	190	241	0	(1)

GLM	01/2024	CAD	4,235	3,117	0	(80)

MYI	02/2024		2,300	1,670	0	(67)

RBC	01/2024		1,300	938	0	(43)

UAG	01/2024	GBP	1,085	1,373	0	(10)

Total Forward Foreign Currency Contracts					$0	$(220)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(1)
BPS	$0	$0	$0	$0	$(20)	$0	$0	$(20)	$(20)	$0	$(20)
GLM	0	0	0	0	(80)	0	0	(80)	(80)	0	(80)
MYI	0	0	0	0	(67)	0	0	(67)	(67)	0	(67)
RBC	0	0	0	0	(43)	0	0	(43)	(43)	0	(43)
UAG	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)

Total Over the Counter	$0	$0	$0	$0	$(220)	$0	$0	$(220)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$220	$0	$220

	$0	$0	$0	$220	$9	$229

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$84	$84

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$163	$0	$163

	$0	$0	$0	$163	$84	$247

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	95

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(235)	$(235)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(299)	$0	$(299)

	$0	$0	$0	$(299)	$(235)	$(534)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$59,767	$0	$59,767
Industrials	0	35,095	0	35,095
Utilities	0	3,449	0	3,449
U.S. Government Agencies	0	7,328	0	7,328
Non-Agency Mortgage-Backed Securities	0	4,526	0	4,526
Asset-Backed Securities	0	28,640	663	29,303
Sovereign Issues	0	186	0	186
Short-Term Instruments
Commercial Paper	0	15,101	0	15,101
Repurchase Agreements	0	15,100	0	15,100

Total Investments	$0	$169,192	$663	$169,855

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(9)	$0	$(9)
Over the counter	0	(220)	0	(220)

	$0	$(229)	$0	$(229)

Total Financial Derivative Instruments	$0	$(229)	$0	$(229)

Totals	$0	$168,963	$663	$169,626

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

96	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

CORPORATE BONDS & NOTES 46.2%

BANKING & FINANCE 31.7%

AerCap Ireland Capital DAC
1.650% due 10/29/2024	$5,140	$4,964
1.750% due 10/29/2024	23,800	22,994
2.875% due 08/14/2024	27,800	27,280
3.150% due 02/15/2024	10,500	10,459
4.875% due 01/16/2024	31,390	31,371

Ally Financial, Inc.
5.125% due 09/30/2024	12,115	12,024

American Express Co.
6.109% (SOFRINDX + 0.720%) due 05/03/2024 ~	4,710	4,713
6.345% due 03/04/2025	2,000	2,005

American Honda Finance Corp.
6.036% due 01/10/2025	15,500	15,516
6.106% due 11/22/2024	9,500	9,516
6.227% due 10/03/2025	7,900	7,918

American Tower Corp.
0.600% due 01/15/2024	26,389	26,338
3.375% due 05/15/2024	14,544	14,411
5.000% due 02/15/2024	36,426	36,383

Aozora Bank Ltd.
1.050% due 09/09/2024	61,955	59,956

Athene Global Funding
0.950% due 01/08/2024	24,040	24,023
1.000% due 04/16/2024	6,865	6,759
2.514% due 03/08/2024	1,287	1,279
2.750% due 06/25/2024	4,450	4,379
5.962% due 08/19/2024	11,980	11,934
6.108% (SOFRINDX + 0.700%) due 05/24/2024 ~	48,439	48,404
6.108% due 05/24/2024	6,100	6,096
6.398% (US0003M + 0.730%) due 01/08/2024 ~	11,702	11,702

Banco Santander SA
3.892% due 05/24/2024	24,500	24,335
5.742% due 06/30/2024	49,200	49,195
6.643% due 05/24/2024	2,600	2,608

Bank of America Corp.
0.976% due 04/22/2025	5,000	4,921
1.843% due 02/04/2025 •	41,000	40,843
3.093% due 10/01/2025 •	1,000	981
3.458% due 03/15/2025 •	13,109	13,048
5.834% due 06/14/2024	20,045	20,018
6.053% due 02/04/2025	13,934	13,925
6.070% (SOFRRATE + 0.690%) due 04/22/2025 ~	40,315	40,316
6.481% due 04/25/2025	9,635	9,650

Bank of America NA
6.182% due 08/18/2025	1,275	1,278

Bank of Montreal
6.127% (SOFRINDX + 0.710%) due 03/08/2024 ~	8,279	8,284
6.129% (SOFRINDX + 0.710%) due 12/12/2024 ~	9,175	9,192

Bank of Nova Scotia
2.440% due 03/11/2024	4,647	4,619
5.813% (SOFRINDX + 0.445%) due 04/15/2024 ~	18,025	18,028
6.378% (SOFRINDX + 0.960%) due 03/11/2024 ~	27,100	27,123

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	1,135	1,126
0.998% due 02/04/2025	2,000	1,909
2.375% due 11/21/2024	1,650	1,608
5.799% due 02/04/2025	13,290	13,225

Barclays Bank PLC
3.750% due 05/15/2024	1,494	1,482

Barclays PLC
3.650% due 03/16/2025	4,600	4,501
3.932% due 05/07/2025 •	68,873	68,408

BNP Paribas SA
2.819% due 11/19/2025 •	8,000	7,798

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 01/09/2025	$26,131	$25,600
3.800% due 01/10/2024	46,021	46,001
4.705% due 01/10/2025 •	13,830	13,829
4.705% due 01/10/2025	530	530
6.885% (US0003M + 1.230%) due 01/15/2024 ~	4,000	4,001

BPCE SA
5.938% due 01/14/2025	4,165	4,156

Caterpillar Financial Services Corp.
5.691% (SOFRRATE + 0.270%) due 09/13/2024 ~	125	125

Citigroup, Inc.
0.981% due 05/01/2025 (a)	3,987	3,920
3.352% due 04/24/2025	10,000	9,926
6.069% due 10/30/2024 •	66,156	66,201

CNH Industrial Capital LLC
4.200% due 01/15/2024	41,801	41,770

Cooperatieve Rabobank UA
5.667% due 01/12/2024	1,480	1,480

Credit Suisse AG
0.495% due 02/02/2024	4,978	4,956
3.625% due 09/09/2024	19,234	18,971
4.750% due 08/09/2024	33,667	33,473
5.779% (SOFRINDX + 0.390%) due 02/02/2024 ~	69,140	69,115

Danske Bank AS
5.375% due 01/12/2024	50,739	50,729

DBS Group Holdings Ltd.
6.026% due 09/12/2025	50,000	50,064

Deutsche Bank AG
0.898% due 05/28/2024 (a)	28,948	28,438
3.700% due 05/30/2024	51,349	50,818

DNB Bank ASA
0.856% due 09/30/2025	19,300	18,644

Federation des Caisses Desjardins du Quebec
0.700% due 05/21/2024	6,012	5,900
2.050% due 02/10/2025	2,530	2,442
5.833% due 05/21/2024	5,897	5,895

GA Global Funding Trust
1.000% due 04/08/2024	63,900	62,973
5.921% (SOFRRATE + 0.500%) due 09/13/2024 ~	50,720	50,388
6.727% (SOFRRATE + 1.360%) due 04/11/2025 ~	17,100	17,074

General Motors Financial Co., Inc.
1.050% due 03/08/2024	882	874
3.500% due 11/07/2024	22,223	21,827
3.950% due 04/13/2024	22,051	21,924
4.000% due 01/15/2025	5,768	5,677
5.100% due 01/17/2024	28,357	28,347
6.177% (SOFRRATE + 0.760%) due 03/08/2024 ~	6,281	6,281
6.661% due 04/07/2025	7,410	7,423

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •	14,644	14,594
5.700% due 11/01/2024	2,400	2,407
5.861% due 10/21/2024 •	15,954	15,936
5.865% (SOFRRATE + 0.490%) due 10/21/2024 ~	31,240	31,198
5.918% due 09/10/2024	2,237	2,234
5.923% due 09/10/2024	16,449	16,424
6.813% (SOFRRATE + 1.390%) due 03/15/2024 ~	16,600	16,627

Hana Bank
6.391% (TSFR3M + 1.012%) due 06/13/2024 ~	1,900	1,902

HSBC Holdings PLC
3.803% due 03/11/2025 •	51,731	51,526
6.863% (US0003M + 1.230%) due 03/11/2025 ~	10,251	10,269

ING Groep NV
3.550% due 04/09/2024	7,197	7,158

Jackson National Life Global Funding
3.250% due 01/30/2024	62,700	62,584
6.586% (SOFRRATE + 1.150%) due 06/28/2024 ~	44,000	44,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
2.301% due 10/15/2025 •	$30,000	$29,239
5.546% due 12/15/2025 •	15,000	15,015
5.949% due 06/01/2025	10,249	10,217
6.011% due 06/23/2025	24,049	24,009
6.328% due 02/24/2026 •	12,682	12,692
6.392% due 06/14/2025	9,001	9,016

LeasePlan Corp. NV
2.875% due 10/24/2024	2,000	1,956

Lloyds Banking Group PLC
3.870% due 07/09/2025 •	63,293	62,708
4.450% due 05/08/2025	1,300	1,285

Mitsubishi HC Capital, Inc.
3.559% due 02/28/2024	7,515	7,484

Mitsubishi UFJ Financial Group, Inc.
4.788% due 07/18/2025 •	11,071	11,020
5.063% due 09/12/2025 •	18,692	18,626
6.339% (SOFRRATE + 0.940%) due 02/20/2026 ~	22,463	22,470
6.801% (SOFRRATE + 1.385%) due 09/12/2025 ~	6,110	6,130
6.806% due 04/17/2026	2,897	2,916
7.023% (SOFRRATE + 1.650%) due 07/18/2025 ~	4,863	4,883

Mizuho Financial Group, Inc.
2.839% due 07/16/2025 •	12,723	12,533
6.361% (SOFRRATE + 0.960%) due 05/22/2026 ~	36,640	36,629

Morgan Stanley
0.790% due 05/30/2025	15,000	14,668
6.007% (SOFRRATE + 0.625%) due 01/24/2025 ~	5,000	4,993
6.356% (SOFRRATE + 0.950%) due 02/18/2026 ~	66,700	66,733

National Bank of Canada
5.880% (SOFRRATE + 0.490%) due 08/06/2024 ~	7,112	7,112

Nationwide Building Society
0.550% due 01/22/2024	10,950	10,922

NatWest Group PLC
4.269% due 03/22/2025 •	46,794	46,636

NatWest Markets PLC
0.800% due 08/12/2024	8,540	8,292
3.479% due 03/22/2025	6,805	6,670
5.926% due 08/12/2024	1,680	1,680
6.880% (SOFRRATE + 1.450%) due 03/22/2025 ~	44,313	44,611

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	2,100	2,080
1.125% due 09/16/2024	8,600	8,299
6.282% (US0003M + 0.640%) due 03/08/2024 ~	39,530	39,514

Nomura Holdings, Inc.
2.648% due 01/16/2025	100,795	97,861

Nordea Bank Abp
6.376% (SOFRRATE + 0.960%) due 06/06/2025 ~	12,940	12,995

ORIX Corp.
3.250% due 12/04/2024	902	885
4.050% due 01/16/2024	7,292	7,288

Protective Life Global Funding
6.469% due 12/11/2024 •	1,130	1,135

QNB Finance Ltd.
3.500% due 03/28/2024	12,638	12,572
6.886% (US0003M + 1.250%) due 03/21/2024 ~	25,000	25,036

Royal Bank of Canada
5.900% (SOFRINDX + 0.525%) due 01/20/2026 ~	31,476	31,242

Santander Holdings USA, Inc.
3.500% due 06/07/2024	39,775	39,363

Skandinaviska Enskilda Banken AB
6.378% (SOFRRATE + 0.960%) due 06/09/2025 ~	43,850	43,946

Societe Generale SA
2.625% due 10/16/2024	43,951	42,933
3.875% due 03/28/2024	71,912	71,580

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	97

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
0.991% due 01/12/2025	$10,000	$9,988
0.991% due 01/12/2025 •	10,700	10,687
1.214% due 03/23/2025 (a)	5,000	4,966
1.822% due 11/23/2025 •	17,531	16,889
3.785% due 05/21/2025 •	9,307	9,227
6.337% (SOFRRATE + 0.930%) due 11/23/2025 ~	50,400	50,154
7.176% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,300	5,326
7.776% due 11/16/2025 •	9,115	9,293

Sumitomo Mitsui Financial Group, Inc.
2.696% due 07/16/2024	4,000	3,942

Sumitomo Mitsui Trust Bank Ltd.
2.550% due 03/10/2025	4,100	3,975
5.862% (SOFRRATE + 0.440%) due 09/16/2024 ~	6,100	6,096

Swedbank AB
6.270% due 04/04/2025	6,015	6,025

Toronto-Dominion Bank
6.327% (SOFRRATE + 0.910%) due 03/08/2024 ~	44,480	44,533

Toyota Motor Credit Corp.
5.684% (SOFRINDX + 0.260%) due 06/18/2024 ~	1,200	1,199
5.697% (SOFRINDX + 0.330%) due 01/11/2024 ~	515	515
5.920% due 08/22/2024	94,200	94,298
6.020% due 06/13/2024	78,158	78,233

UBS Group AG
6.976% (SOFRRATE + 1.580%) due 05/12/2026 ~	21,200	21,303

Wells Fargo & Co.
2.406% due 10/30/2025 •	97,927	95,285

Wells Fargo Bank NA
6.188% due 08/01/2025	9,300	9,328

		3,264,703

INDUSTRIALS 10.9%

7-Eleven, Inc.
0.800% due 02/10/2024	67,338	66,961

Anheuser-Busch InBev Worldwide, Inc.
6.427% (US0003M + 0.740%) due 01/12/2024 ~	2,150	2,150

Arrow Electronics, Inc.
3.250% due 09/08/2024	2,228	2,189

BAT Capital Corp.
2.789% due 09/06/2024	4,700	4,606
3.222% due 08/15/2024	51,746	50,923

Baxter International, Inc.
1.322% due 11/29/2024	16,951	16,332
5.853% due 11/29/2024	38,362	38,275

Bayer U.S. Finance LLC
3.375% due 07/15/2024	7,681	7,575
3.375% due 10/08/2024	10,350	10,145

BMW U.S. Capital LLC
5.966% due 04/01/2024	1,755	1,756

Boeing Co.
1.433% due 02/04/2024	105,173	104,732
1.950% due 02/01/2024	8,198	8,172
2.800% due 03/01/2024	7,796	7,753

Broadcom Corp.
3.625% due 01/15/2024	12,330	12,319

Broadcom, Inc.
3.625% due 10/15/2024	36,173	35,679

Charter Communications Operating LLC
4.500% due 02/01/2024	19,730	19,699
7.289% (US0003M + 1.650%) due 02/01/2024 ~	61,246	61,246

CommonSpirit Health
2.760% due 10/01/2024	47,551	46,514

Conagra Brands, Inc.
4.300% due 05/01/2024	30,480	30,324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Truck Finance North America LLC
6.167% (SOFRRATE + 0.750%) due 12/13/2024 ~	$3,655	$3,654
6.361% (SOFRRATE + 1.000%) due 04/05/2024 ~	5,933	5,939

Energy Transfer LP
3.900% due 05/15/2024	11,669	11,584
4.250% due 04/01/2024	20,899	20,823
4.500% due 04/15/2024	36,982	36,851
5.875% due 01/15/2024	35,918	35,911

Fiserv, Inc.
2.750% due 07/01/2024	22,792	22,458

Haleon U.S. Capital LLC
3.024% due 03/24/2024	32,264	32,066

HCA, Inc.
5.000% due 03/15/2024	84,346	84,201

Hyatt Hotels Corp.
1.800% due 10/01/2024	3,148	3,056

Hyundai Capital America
0.800% due 01/08/2024	2,500	2,498
1.000% due 09/17/2024	23,729	22,979
3.400% due 06/20/2024	8,165	8,069
6.539% due 08/04/2025	45,400	45,390

Imperial Brands Finance PLC
3.125% due 07/26/2024	17,097	16,819

JDE Peet’s NV
0.800% due 09/24/2024	3,050	2,935

Keurig Dr Pepper, Inc.
0.750% due 03/15/2024	11,074	10,965

Marubeni Corp.
3.560% due 04/26/2024	15,025	14,919

Mercedes-Benz Finance North America LLC
5.958% due 08/01/2025	5,000	5,006

Microchip Technology, Inc.
0.972% due 02/15/2024	13,351	13,272

Mitsubishi Corp.
2.500% due 07/09/2024	5,000	4,922

NetApp, Inc.
3.300% due 09/29/2024	7,300	7,177

Panasonic Holdings Corp.
2.679% due 07/19/2024	13,125	12,915

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	6,095	6,023
3.900% due 02/01/2024	25,250	25,201

Quanta Services, Inc.
0.950% due 10/01/2024	21,803	21,022

Revvity, Inc.
0.850% due 09/15/2024	6,384	6,165

Saudi Arabian Oil Co.
2.875% due 04/16/2024	4,809	4,768

SK Hynix, Inc.
1.000% due 01/19/2024	3,700	3,692

Tyson Foods, Inc.
3.950% due 08/15/2024	28,105	27,795

VMware, Inc.
1.000% due 08/15/2024	16,270	15,808

Volkswagen Group of America Finance LLC
2.850% due 09/26/2024	1,500	1,471
6.349% due 09/12/2025	20,100	20,149
6.366% (SOFRRATE + 0.950%) due 06/07/2024 ~	10,707	10,723

Westinghouse Air Brake Technologies Corp.
4.150% due 03/15/2024	23,463	23,367

Zimmer Biomet Holdings, Inc.
1.450% due 11/22/2024	4,625	4,461

		1,122,404

UTILITIES 3.6%

American Electric Power Co., Inc.
2.031% due 03/15/2024	7,533	7,472

AT&T, Inc.
6.808% (US0003M + 1.180%) due 06/12/2024 ~	23,507	23,590

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Hills Corp.
1.037% due 08/23/2024	$35,348	$34,320

CenterPoint Energy, Inc.
6.046% (SOFRINDX + 0.650%) due 05/13/2024 ~	7,081	7,081

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	11,600	11,341

Dominion Energy, Inc.
3.071% due 08/15/2024 þ	25,000	24,596

Edison International
3.550% due 11/15/2024	1,150	1,129

Enel Finance International NV
2.650% due 09/10/2024	41,965	40,994
4.250% due 06/15/2025	1,275	1,258
6.800% due 10/14/2025	699	717

Florida Power & Light Co.
5.747% (SOFRINDX + 0.380%) due 01/12/2024 ~	8,064	8,064

Georgia Power Co.
6.144% due 05/08/2025	92,057	92,281

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	6,156	6,061

Jersey Central Power & Light Co.
4.700% due 04/01/2024	1,482	1,477

Mississippi Power Co.
5.736% (SOFRRATE + 0.300%) due 06/28/2024 ~	18,190	18,178

NextEra Energy Capital Holdings, Inc.
6.449% (SOFRINDX + 1.020%) due 03/21/2024 ~	39,160	39,175

Pacific Gas & Electric Co.
3.400% due 08/15/2024	11,881	11,686

Southern California Edison Co.
1.100% due 04/01/2024	12,000	11,870
6.266% (SOFRINDX + 0.830%) due 04/01/2024 ~	30,175	30,185

		371,475

Total Corporate Bonds & Notes (Cost $4,757,386)		4,758,582

U.S. GOVERNMENT AGENCIES 3.2%

Fannie Mae
2.000% due 12/25/2044	887	783
4.917% due 08/25/2044 •	4,867	4,801
5.322% due 09/25/2049 •	6,057	5,898
5.336% due 03/25/2060 •	6,766	6,717
5.355% due 07/25/2044 •	1,948	1,913
5.372% due 07/25/2046 - 10/25/2059 •	8,663	8,601
5.406% due 07/25/2046 •	2,848	2,793
5.456% due 05/01/2038 •	191	197
5.478% due 07/25/2046 •	225	224
5.487% due 08/25/2044 •	2,466	2,405
5.498% due 01/01/2036 •	1,448	1,484
5.659% due 10/25/2044 •	3,194	3,159
5.672% due 06/25/2048 •	6,867	6,809
5.702% due 05/25/2037 •	9	9
5.743% due 01/25/2037 •	201	198
5.752% due 12/25/2045 •	1,573	1,527
5.782% due 02/25/2037 ~	16	16
5.802% due 11/25/2036 ~	36	35
5.852% due 06/25/2026 ~	35	35
5.853% due 04/18/2028 ~	20	20
5.853% due 09/18/2031 •	142	142
5.862% due 09/25/2035 ~	200	197
5.865% due 10/01/2027	36,343	36,140
5.872% due 03/25/2037 •	140	137
5.902% due 02/25/2038 ~	229	226
5.902% due 06/25/2059 •	4,862	4,712
5.952% due 06/25/2031 ~	44	44
5.953% due 05/18/2032 •	44	44
6.003% due 03/18/2032 •	60	60
6.132% due 12/25/2037 •	232	231
6.152% due 05/25/2037 ~	47	47
6.202% due 03/25/2037 - 02/25/2040 •	46	46

98	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.232% due 02/25/2038 •	$572	$574
6.302% due 07/25/2038 •	11	11
6.352% due 03/25/2032 •	8	8

Federal Home Loan Bank
5.720% due 09/27/2024	37,000	36,998

Freddie Mac
1.000% due 08/15/2044	4,210	3,430
5.123% due 03/15/2043 •	4,068	4,024
5.130% due 12/15/2042 •	1,296	1,291
5.138% due 03/15/2037 •	4,770	4,701
5.142% due 06/15/2044 •	5,371	5,338
5.173% due 02/15/2038 •	3,784	3,734
5.205% due 05/15/2038 •	1,652	1,635
5.239% due 05/15/2041 •	1,708	1,683
5.333% due 10/15/2038 •	335	332
5.363% due 08/15/2042 •	3,378	3,375
5.399% due 12/15/2037 •	904	883
5.520% due 05/28/2025	11,800	11,796
5.566% due 10/15/2037 ~	9,527	9,379
5.600% due 10/15/2037 •	2,419	2,386
5.623% due 11/15/2044 •	2,902	2,849
5.703% due 11/15/2036 - 01/15/2040 •	9	9
5.750% due 09/01/2037 •	1,070	1,094
5.773% due 02/15/2037 •	531	521
5.873% due 04/15/2041 •	148	146
5.903% due 09/15/2048 - 04/15/2049 •	3,725	3,631
5.935% due 02/25/2026 •	2,341	2,342
5.953% due 07/15/2039 •	20	20

Ginnie Mae
2.500% due 01/20/2049 - 10/20/2049	2,614	2,316
3.000% due 07/20/2046	270	257
3.643% due 12/20/2068 •	4,960	4,884
5.616% due 06/20/2067 ~	4,315	4,321
5.837% due 11/20/2070	2,622	2,543
5.860% due 05/20/2063 •	224	223
5.907% due 06/20/2067 •	737	728
5.922% due 03/20/2049 - 04/20/2049 ~	8,504	8,303
5.922% due 06/20/2049 •	4,174	4,068
5.937% due 03/20/2061 - 04/20/2064 •	1,092	1,088
5.937% due 07/20/2067 ~	990	983
6.000% due 12/15/2033	9	9
6.000% due 09/20/2040 - 05/20/2041 •	9,883	9,589
6.000% due 05/20/2041 ~	5,698	5,529
6.037% due 05/20/2065 •	6,081	6,030
6.087% due 12/20/2064 ~	5,082	5,044
6.087% due 10/20/2065 •	6,943	6,891
6.137% due 04/20/2070 •	33,355	32,652
6.173% due 01/16/2040 •	2,149	2,142
6.212% due 02/20/2040 •	1,832	1,831
6.217% due 09/20/2066 •	952	948
6.237% due 07/20/2066 •	1,732	1,725
6.242% due 04/20/2040 •	3,784	3,784
6.267% due 08/20/2066 •	689	686
6.272% due 03/20/2040 •	3,969	3,970
6.288% due 09/20/2073	10,202	10,185
6.357% due 07/20/2065 •	2,875	2,868
6.437% due 01/20/2066 •	3,112	3,106
6.464% due 04/20/2067 •	1,155	1,157
6.487% due 02/20/2066 •	7,685	7,671
6.500% due 11/15/2033 - 09/15/2034	13	14
7.000% due 02/15/2024 - 07/15/2032	17	16
7.500% due 07/15/2024 - 06/15/2028	14	14

Total U.S. Government Agencies (Cost $331,905)		327,415

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
4.875% due 10/31/2028 (d)	23,100	24,118

Total U.S. Treasury Obligations (Cost $23,502)		24,118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	$12,711	$10,437

Ashford Hospitality Trust
6.434% due 04/15/2035 •	1,484	1,466
6.534% due 06/15/2035 •	2,178	2,147

Bear Stearns Adjustable Rate Mortgage Trust
4.393% due 08/25/2033 «~	277	257

Beast Mortgage Trust
6.526% due 03/15/2036 •	600	524

Beneria Cowen & Pritzer Collateral Funding Corp.
6.275% due 06/15/2038 ~	5,500	4,950

BHP Trust
6.384% due 08/15/2036 •	360	358

BSST Mortgage Trust
6.662% due 02/15/2037 ~	8,000	6,984

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	25,131	20,228

Commercial Mortgage Trust
6.776% due 12/15/2038 •	8,221	7,537

Credit Suisse Mortgage Capital Trust
6.194% due 07/15/2032 ~	5,758	5,497
7.076% due 10/15/2037 •	8,700	8,366

CRSNT Commercial Mortgage Trust
6.304% due 04/15/2036 •	52,400	50,237

DBCG Mortgage Trust
8.500% due 06/15/2034 •	78,640	78,478

Extended Stay America Trust
6.556% due 07/15/2038 ~	2,240	2,221

GCAT Trust
2.650% due 10/25/2068 ~	1,616	1,540
2.885% due 12/27/2066 ~	23,332	20,882

Hilton USA Trust
2.828% due 11/05/2035	11,600	9,322

JP Morgan Chase Commercial Mortgage Securities Trust
6.976% due 09/15/2029 •	30,852	28,524

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	4,909	4,821

MAD Mortgage Trust
3.188% due 08/15/2034 ~	3,528	3,173

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.176% due 11/15/2031 •	217	206

MF1 Ltd.
6.432% due 12/15/2034 •	2,700	2,637

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	493	472

Morgan Stanley Capital Trust
6.509% due 11/15/2034 •	4,332	4,297
6.559% due 07/15/2035 •	2,300	2,281
6.645% due 12/15/2038 •	47,200	44,112

Natixis Commercial Mortgage Securities Trust
6.426% due 08/15/2038 •	3,000	2,813

OBX Trust
2.783% due 01/25/2062 þ	43,385	39,744

RESIMAC Bastille Trust
6.105% due 02/03/2053 •	11,236	11,191

RESIMAC Premier
6.172% due 07/10/2052 •	2,759	2,753

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	3,782	3,405

Starwood Mortgage Trust
6.334% due 11/15/2036 •	17,200	16,823

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	13,683	12,867
3.750% due 03/25/2058 ~	9,006	8,631
5.755% due 02/25/2057 ~	445	449
6.470% due 10/25/2059 •	1,330	1,338

Verus Securitization Trust
0.820% due 10/25/2063 ~	5,429	4,939

Total Non-Agency Mortgage-Backed Securities (Cost $457,800)		426,907

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 30.9%

ACAS CLO Ltd.
6.547% due 10/18/2028 •	$15,112	$15,092

AGL CLO Ltd.
6.877% due 07/20/2034	400	400

Anchorage Capital CLO Ltd.
6.705% due 07/15/2030 •	2,941	2,939

Apex Credit CLO Ltd.
6.622% due 09/20/2029 •	4,445	4,441

Apidos CLO
6.557% due 07/18/2029 •	23,344	23,311
6.594% due 07/17/2030 •	13,510	13,486
6.687% due 04/20/2031 •	8,939	8,940
6.755% due 07/16/2031	993	994

Arbor Realty Commercial Real Estate Notes Ltd.
6.576% due 05/15/2036 •	6,400	6,328

AREIT Trust
6.553% due 11/17/2038 •	21,327	21,157
6.588% due 01/20/2037 •	36,478	36,240

Ares CLO Ltd.
6.525% due 01/15/2029 •	4,305	4,296
6.707% due 04/18/2031 ~	2,200	2,199

ARI Fleet Lease Trust
5.924% due 10/15/2024	15,899	15,913

Atlas Senior Loan Fund Ltd.
6.754% due 04/22/2031 •	1,783	1,782

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025	15,710	15,523

BA Credit Card Trust
0.440% due 09/15/2026	6,210	6,120

Bank of America Auto Trust
5.830% due 05/15/2026	20,500	20,532
5.850% due 08/17/2026	19,600	19,719

Barings CLO Ltd.
6.627% due 07/20/2029 ~	2,559	2,561
6.747% due 01/20/2032 •	4,000	3,988

Benefit Street Partners CLO Ltd.
6.605% due 10/15/2030 •	18,068	18,049
6.694% due 01/17/2032 •	16,600	16,600

BlueMountain CLO Ltd.
6.854% due 10/22/2030 •	3,146	3,147

BMW Vehicle Lease Trust
5.950% due 08/25/2025	50,000	50,152

BXMT Ltd.
6.876% due 11/15/2037 •	47,489	45,989

Capital One Multi-Asset Execution Trust
2.800% due 03/15/2027	13,000	12,675
6.056% due 07/15/2027 •	38,600	38,679

Capital One Prime Auto Receivables Trust
5.928% due 10/15/2026	33,100	33,134
5.988% due 09/15/2025 •	16,742	16,751

CARDS Trust
6.210% due 07/15/2028	12,600	12,642

Carlyle Global Market Strategies CLO Ltd.
6.589% due 08/14/2030 •	28,149	28,103
6.699% due 07/27/2031 •	4,443	4,440

Carlyle U.S. CLO Ltd.
6.677% due 04/20/2031 •	9,096	9,098

Carmax Auto Owner Trust
6.038% due 01/15/2026 •	12,849	12,859

Carmax Auto Owner Trust
5.938% due 11/16/2026	27,100	27,123
6.138% due 12/15/2026	29,400	29,474
6.188% due 06/15/2026	15,142	15,168
6.238% due 12/15/2025 •	13,077	13,093

Carvana Auto Receivables Trust
6.090% due 11/10/2026	6,000	6,013
6.230% due 01/11/2027	17,600	17,668

Catamaran CLO Ltd.
6.774% due 04/22/2030 •	14,178	14,176

CBAM Ltd.
6.927% due 07/20/2030 •	5,209	5,210

Chase Auto Owner Trust
5.900% due 03/25/2027	47,700	47,951

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	99

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chesapeake Funding LLC
0.870% due 08/15/2032	$1,442	$1,432
6.103% due 08/15/2032 •	1,570	1,570
6.588% due 05/15/2035	10,840	10,873

CIFC Funding Ltd.
6.610% due 10/24/2030 •	37,124	37,096

Citibank Credit Card Issuance Trust
5.230% due 12/08/2027	11,600	11,694
5.984% due 12/08/2027	35,000	35,068
6.084% due 08/07/2027 •	34,100	34,230
6.091% due 04/22/2026 •	57,584	57,654
6.249% due 05/14/2029 ~	5,550	5,579

Citizens Auto Receivables Trust
6.068% due 10/15/2026	38,900	38,925
6.288% due 07/15/2026	14,388	14,415

CNH Equipment Trust
5.900% due 02/16/2027	34,400	34,626

Commonbond Student Loan Trust
6.320% due 05/25/2041 ~	248	244

Crestline Denali CLO Ltd.
6.707% due 04/20/2030 •	14,242	14,231

Daimler Trucks Retail Trust
5.070% due 09/16/2024	119	119
6.030% due 09/15/2025	23,200	23,251

Dell Equipment Finance Trust
5.840% due 01/22/2029	23,000	23,061
6.100% due 04/23/2029	21,000	21,138

Discover Card Execution Note Trust
6.076% due 12/15/2026 •	34,100	34,158

DLLAD LLC
5.190% due 04/20/2026	14,610	14,565

DLLMT LLC
1.000% due 07/21/2025	1,821	1,784

Dryden CLO Ltd.
6.653% due 01/17/2033 •	3,400	3,376

Dryden Senior Loan Fund
6.635% due 04/15/2028 •	2,881	2,884

Edsouth Indenture LLC
6.182% due 04/25/2039 •	260	259

Elevation CLO Ltd.
6.590% due 10/25/2030 •	11,293	11,274

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	6,431	5,594

Enterprise Fleet Financing LLC
3.030% due 01/20/2028	11,879	11,686

Fifth Third Auto Trust
5.868% due 11/16/2026	52,300	52,318

Ford Credit Auto Lease Trust
5.928% due 02/15/2026	54,500	54,514
5.988% due 06/15/2025 ~	5,549	5,553

Ford Credit Auto Owner Trust
5.858% due 04/15/2025 •	5,102	5,103
6.058% due 03/15/2026 •	30,257	30,318

Galaxy CLO Ltd.
6.625% due 10/15/2030 •	6,005	5,999

Gallatin CLO Ltd.
6.745% due 07/15/2031 •	5,964	5,955

GECU Auto Receivables Trust
5.950% due 03/15/2027	10,200	10,213

GM Financial Automobile Leasing Trust
6.158% due 10/20/2025	14,313	14,341

GM Financial Consumer Automobile Receivables Trust
5.808% due 09/16/2026	14,000	14,012
5.868% due 11/16/2026	18,500	18,516
5.938% due 09/16/2025 •	12,770	12,775
5.958% due 03/16/2026 •	14,665	14,686
5.988% due 11/17/2025 •	5,884	5,888
6.088% due 05/18/2026	20,375	20,415

GoldenTree Loan Management U.S. CLO Ltd.
6.587% due 11/20/2030 •	37,465	37,437

GPMT Ltd.
6.723% due 07/16/2035 •	21,021	20,761

Halseypoint CLO Ltd.
6.777% due 07/20/2031 •	11,807	11,792

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harley Davidson Motorcycle Trust
5.868% due 06/15/2026 •	$2,306	$2,306

Harley Davidson Motorcycle Trust
5.320% due 06/15/2026	2,674	2,669

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	11,500	10,996
3.370% due 03/25/2025	950	946

Honda Auto Receivables Owner Trust
5.410% due 04/15/2026	9,000	9,001
5.710% due 03/18/2026	64,500	64,704
5.870% due 06/22/2026	31,500	31,708

Hyundai Auto Lease Securitization Trust
5.938% due 03/16/2026	29,300	29,325
6.038% due 01/15/2025 •	4,983	4,985

Hyundai Auto Receivables Trust
5.818% due 05/15/2026	14,000	14,022
5.968% due 01/15/2027	46,600	46,721
6.088% due 12/15/2025	20,206	20,232

ICG U.S. CLO Ltd.
6.670% due 04/25/2031	1,906	1,908

KKR CLO Ltd.
6.597% due 07/18/2030 •	2,810	2,808

Kubota Credit Owner Trust
5.400% due 02/17/2026	9,398	9,394
5.610% due 07/15/2026	37,600	37,731

LAD Auto Receivables Trust
5.210% due 06/15/2027	2,160	2,149
5.930% due 06/15/2027	11,488	11,498

LCM Loan Income Fund Ltd.
6.707% due 04/20/2031	7,007	7,005

LCM LP
6.528% due 07/19/2027 •	973	974
6.677% due 07/20/2030 •	466	465

LCM Ltd.
6.725% due 04/15/2031 •	1,000	995
6.747% due 01/20/2031 •	11,853	11,869
6.837% due 10/20/2028 •	2,659	2,661

Lockwood Grove CLO Ltd.
6.810% due 01/25/2030	1,323	1,324

M&T Equipment Notes
6.090% due 07/15/2030	25,000	25,067

Madison Park Funding Ltd.
6.594% due 01/22/2028 •	353	353
6.619% due 07/27/2031 •	7,181	7,177
6.667% due 04/20/2032 •	4,500	4,504
6.674% due 07/21/2030 ~	3,829	3,838
6.760% due 04/25/2032 •	6,800	6,800
6.852% due 07/29/2030 ~	3,857	3,857

Magnetite Ltd.
6.521% due 11/15/2028 •	2,549	2,550
6.777% due 07/20/2031	5,666	5,667

Marathon CLO Ltd.
6.805% due 04/15/2029 •	5,577	5,583

Marathon Static CLO Ltd.
7.166% due 07/20/2030	9,295	9,284

Marble Point CLO Ltd.
6.837% due 12/18/2030 •	4,521	4,522

Master Credit Card Trust
6.188% due 01/21/2027	74,400	74,711

Mercedes-Benz Auto Receivables Trust
5.090% due 01/15/2026	7,383	7,371
5.920% due 11/16/2026	35,000	35,276

MMAF Equipment Finance LLC
5.790% due 11/13/2026	15,500	15,560

Mountain View CLO LLC
6.695% due 01/16/2031 •	14,288	14,285
6.745% due 10/16/2029 •	3,863	3,864

Nassau Ltd.
6.805% due 10/15/2029 •	4,418	4,418
6.905% due 01/15/2030	3,802	3,808

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	4,482	3,952
1.310% due 01/15/2069	12,188	11,163
1.580% due 04/15/2070	31,179	27,065
1.690% due 05/15/2069	6,917	6,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.230% due 07/15/2070	$24,745	$21,841
3.130% due 02/15/2068	2,121	2,037
4.000% due 12/15/2059	568	549
6.476% due 04/15/2069 •	8,068	7,998

Navient Student Loan Trust
6.252% due 07/26/2066 •	5,010	5,001
6.502% due 12/27/2066 •	13,464	13,420

Nelnet Student Loan Trust
1.420% due 04/20/2062	689	626
5.734% due 12/24/2035 •	1,694	1,667
6.252% due 09/25/2065 •	8,362	8,318
6.270% due 08/25/2067 •	13,379	13,267
6.302% due 02/25/2066 •	6,927	6,853

Neuberger Berman CLO Ltd.
6.575% due 10/15/2029	948	946
6.587% due 10/18/2029 ~	1,927	1,922
6.678% due 04/19/2030 •	1,269	1,267
6.717% due 04/20/2031 •	850	849

Newark BSL CLO Ltd.
6.610% due 07/25/2030 •	3,476	3,470

Nissan Auto Lease Trust
5.958% due 08/15/2025	25,147	25,186

Nissan Auto Receivables Owner Trust
5.898% due 05/15/2026	33,750	33,813
5.988% due 02/17/2026	10,658	10,663

Northstar Education Finance, Inc.
6.152% due 12/26/2031 ~	131	131

Octagon Investment Partners Ltd.
6.639% due 02/14/2031 ~	3,900	3,894

Oscar U.S. Funding LLC
1.600% due 03/10/2025	2,621	2,610

OZLM Ltd.
6.644% due 10/17/2029 ~	18,465	18,454
6.674% due 07/17/2029 •	1,414	1,412
6.682% due 05/16/2030 •	4,640	4,635

Palmer Square Loan Funding Ltd.
6.577% due 04/20/2029 •	1,683	1,680

Pawneee Equipment Receivables LLC
4.840% due 02/15/2028	897	896

PHEAA Student Loan Trust
6.402% due 11/25/2065 •	3,839	3,807

PRET LLC
1.868% due 07/25/2051 þ	4,204	4,064

Race Point CLO Ltd.
6.595% due 10/15/2030 •	5,881	5,867

Ready Capital Mortgage Financing LLC
6.470% due 04/25/2038 •	8,144	8,130
6.987% due 01/25/2037 •	21,029	21,076

Romark CLO Ltd.
6.704% due 10/23/2030 •	33,008	32,938

Saranac CLO Ltd.
6.781% due 08/13/2031 •	15,607	15,610

SBNA Auto Lease Trust
6.270% due 04/20/2026	28,000	28,202

SFS Auto Receivables Securitization Trust
6.138% due 03/22/2027	4,334	4,341

Signal Peak CLO Ltd.
6.750% due 04/25/2031 •	1,532	1,534

SLM Private Credit Student Loan Trust
5.956% due 12/15/2038 •	3,946	3,831

SLM Student Loan Trust
6.102% due 12/27/2038 ~	1,751	1,725
6.152% due 01/25/2029 •	2,050	1,967

SMB Private Education Loan Trust
1.290% due 07/15/2053	12,977	11,715
2.340% due 09/15/2034	1,356	1,325
6.076% due 03/17/2053 •	5,248	5,145
6.376% due 09/15/2034 •	3,056	3,046
6.576% due 09/15/2034 •	1,059	1,059
6.576% due 07/15/2053 •	1,636	1,622

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031	4,234	4,229

SoFi Professional Loan Program LLC
2.650% due 09/25/2040	789	760
6.770% due 02/25/2040 •	168	168

100	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	$11,144	$10,145

Sound Point CLO Ltd.
6.574% due 01/23/2029 •	1,334	1,335
6.620% due 07/25/2030 ~	16,829	16,809
6.657% due 10/20/2030 •	3,525	3,520
6.735% due 04/15/2030 •	1,494	1,492
6.741% due 07/26/2031 •	596	595
6.797% due 01/21/2031 ~	9,864	9,855
6.807% due 04/18/2031 •	1,000	999

Starwood Mortgage Trust
6.688% due 11/15/2038 •	23,200	22,539

Steele Creek CLO Ltd.
6.744% due 04/21/2031 •	1,040	1,042

Stratus CLO Ltd.
6.577% due 12/28/2029 •	3,657	3,637

Symphony Static CLO Ltd.
6.470% due 10/25/2029 •	3,082	3,061

TCW CLO Ltd.
6.610% due 04/25/2031 •	16,336	16,346

Tesla Auto Lease Trust
6.020% due 09/22/2025	29,200	29,316

Tesla Electric Vehicle Trust
5.858% due 12/21/2026	11,800	11,805

TIAA CLO Ltd.
6.805% due 01/16/2031 •	1,613	1,613

Towd Point HE Trust
0.918% due 02/25/2063 ~	5,798	5,515

Toyota Auto Receivables Owner Trust
3.760% due 04/15/2027	8,100	7,968
5.738% due 08/17/2026	35,300	35,296
5.908% due 08/15/2025 •	3,909	3,911

Toyota Lease Owner Trust
5.888% due 04/20/2026	41,400	41,418

Trestles CLO Ltd.
6.847% due 10/20/2034	7,700	7,694

Trillium Credit Card Trust
6.241% due 08/26/2028	95,000	95,371

USAA Auto Owner Trust
5.830% due 07/15/2026	18,600	18,647

Venture CLO Ltd.
6.667% due 07/20/2030 •	30,036	29,907
6.678% due 08/28/2029 •	4,668	4,671
6.697% due 04/20/2029 •	6,510	6,515
6.727% due 07/20/2030 •	7,647	7,643

Verizon Master Trust
6.018% due 09/08/2028	26,000	26,037

Vibrant CLO Ltd.
6.582% due 06/20/2029 ~	1,917	1,917

VMC Finance LLC
6.573% due 06/16/2036 •	10,515	10,422

Volkswagen Auto Lease Trust
5.908% due 01/20/2026	29,300	29,329

Volkswagen Auto Loan Enhanced Trust
5.858% due 12/21/2026	42,249	42,277
5.968% due 03/22/2027	39,800	39,887

Voya CLO Ltd.
6.614% due 04/17/2030 •	20,933	20,918
6.635% due 06/07/2030 •	7,035	7,028
6.655% due 10/15/2030 •	11,752	11,728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wellfleet CLO Ltd.
6.567% due 04/20/2029 •	$1,688	$1,690
6.567% due 07/20/2029 •	4,977	4,976

Wellman Park CLO Ltd.
6.755% due 07/15/2034	15,000	14,954

World Omni Auto Receivables Trust
5.748% due 12/15/2026	36,000	36,005
5.768% due 07/15/2026 •	16,719	16,717
5.908% due 10/15/2025 •	1,912	1,912
5.910% due 02/16/2027	12,500	12,583
5.918% due 02/16/2027	16,300	16,319
6.048% due 11/16/2026	20,166	20,191

Total Asset-Backed Securities (Cost $3,191,337)		3,180,029

SOVEREIGN ISSUES 1.9%

CDP Financial, Inc.
5.799% due 05/19/2025	15,250	15,253

CPPIB Capital, Inc.
6.604% (SOFRINDX + 1.250%) due 04/04/2025 ~	72,750	73,608
6.666% due 03/11/2026	36,000	36,647

Korea Development Bank
5.606% (SOFRINDX + 0.250%) due 03/09/2024 ~	500	501

PSP Capital, Inc.
5.652% (SOFRINDX + 0.240%) due 03/03/2025 ~	68,100	68,075
5.652% due 03/03/2025	3,747	3,746

Total Sovereign Issues (Cost $197,684)		197,830

SHORT-TERM INSTRUMENTS 12.1%

COMMERCIAL PAPER 9.9%

Arrow Electronics, Inc.
5.850% due 01/02/2024	27,731	27,713
5.850% due 01/04/2024	33,419	33,387
5.850% due 01/11/2024	1,300	1,297
5.900% due 01/12/2024	38,600	38,513
5.900% due 01/19/2024	15,400	15,346
5.900% due 01/22/2024	15,400	15,338
5.900% due 01/23/2024	600	598
5.900% due 01/24/2024	700	697

Bacardi-Martini BV
5.950% due 01/18/2024	12,300	12,260
5.950% due 01/23/2024	23,450	23,355

Conagra Foods, Inc.
5.750% due 01/05/2024	1,000	999
5.820% due 01/11/2024	55,200	55,086
5.850% due 01/18/2024	17,400	17,343

Constellation Brands, Inc.
5.700% due 01/09/2024	20,000	19,965

Constellation Energy Generation LLC
5.750% due 02/12/2024	63,000	62,521

Energy Transfer Partners LP
5.850% due 01/04/2024	47,700	47,654

Fidelity National Information Services, Inc.
5.700% due 01/16/2024	19,050	18,998
5.710% due 01/16/2024	19,050	18,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Global Payments, Inc.
6.030% due 01/05/2024	$102,600	$102,481

L3Harris Technologies, Inc.
5.770% due 02/20/2024	73,550	72,941

LVMH Moet Hennessy Louis Vuitton SE
5.490% due 01/29/2024	25,000	24,885

Marathon Oil Corp.
6.050% due 01/03/2024	154,500	154,384

Nissan Motor Acceptance Co LLC
6.200% due 01/12/2024	19,500	19,456

Quanta Storage, Inc.
5.850% due 01/04/2024	8,500	8,492
5.900% due 01/08/2024	900	899
5.900% due 01/09/2024	600	599
5.900% due 01/12/2024	11,100	11,075
5.900% due 01/16/2024	26,800	26,722
5.900% due 01/17/2024	34,400	34,294
5.900% due 01/18/2024	30,800	30,700

Southern California Edison Co.
5.730% due 01/17/2024	25,400	25,324
5.800% due 01/02/2024	18,750	18,738
5.800% due 01/04/2024	7,000	6,993
5.800% due 01/08/2024	9,500	9,485

VF Corp.
6.100% due 01/17/2024	35,800	35,697

VW Credit, Inc.
5.710% due 01/05/2024	24,700	24,674

		1,017,907

REPURCHASE AGREEMENTS (b) 1.4%
		141,563

SHORT-TERM NOTES 0.8%

American Honda Finance Corp.
5.971% due 06/07/2024	73,250	73,301

Carmax Auto Owner Trust
5.631% due 07/15/2024	4,442	4,442

Tesla Auto Lease Trust
5.634% due 07/22/2024	364	364

Warnermedia Holdings, Inc.
3.428% due 03/15/2024	3,000	2,984

		81,091

Total Short-Term Instruments (Cost $1,241,139)		1,240,561

Total Investments in Securities (Cost $10,200,753)		10,155,442

Total Investments 98.6% (Cost $10,200,753)		$10,155,442

Financial Derivative Instruments (c)(f) (0.0)% (Cost or Premiums, net $0)		(692)

Other Assets and Liabilities, net 1.4%		146,136

Net Assets 100.0%		$10,300,886

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	101

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

(a)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.981%	05/01/2025	06/02/2023	$3,862	$3,920	0.04%
Deutsche Bank AG	0.898	05/28/2024	06/26/2023 - 12/04/2023	28,348	28,438	0.27
Standard Chartered PLC	1.214	03/23/2025	11/02/2023	4,901	4,966	0.05

				$37,111	$37,324	0.36%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$4,363	U.S. Treasury Notes 3.875% due 01/15/2026	$(4,451)	$4,363	$4,364
	5.330	12/29/2023	01/02/2024	137,200	U.S. Treasury Bonds 2.750% - 4.625% due 02/15/2040 - 08/15/2048	(139,944)	137,200	137,281

Total Repurchase Agreements						$(144,395)	$141,563	$141,645

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$141,645	$0	$0	$0	$141,645	$(144,395)	$(2,750)

Total Borrowings and Other Financing Transactions	$141,645	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(2,802) at a weighted average interest rate of 5.389%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2025	4,479	$(1,081,455)	$(8,401)	$0	$(448)
U.S. Treasury 2-Year Note March Futures	03/2024	295	(60,745)	(586)	0	(37)
U.S. Treasury 5-Year Note March Futures	03/2024	2,410	(262,144)	(542)	0	(207)

Total Futures Contracts				$(9,529)	$0	$(692)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(692)	$0	$(692)

102	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

(d)

Securities with an aggregate market value of $3,757 and cash of $12,604 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$692	$692

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,713	$6,713

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(16,996)	$(16,996)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,264,703	$0	$3,264,703
Industrials	0	1,122,404	0	1,122,404
Utilities	0	371,475	0	371,475
U.S. Government Agencies	0	327,415	0	327,415
U.S. Treasury Obligations	0	24,118	0	24,118
Non-Agency Mortgage-Backed Securities	0	426,650	257	426,907
Asset-Backed Securities	0	3,180,029	0	3,180,029
Sovereign Issues	0	197,830	0	197,830
Short-Term Instruments
Commercial Paper	0	1,017,907	0	1,017,907
Repurchase Agreements	0	141,563	0	141,563
Short-Term Notes	0	81,091	0	81,091

Total Investments	$0	$10,155,185	$257	$10,155,442

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(692)	$0	$(692)

Total Financial Derivative Instruments	$0	$(692)	$0	$(692)

Totals	$0	$10,154,493	$257	$10,154,750

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	103

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.9%

MUNICIPAL BONDS & NOTES 94.6%

ALABAMA 2.7%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.220% (MUNIPSA) due 10/01/2052 ~	$2,000	$1,951

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.250% due 02/01/2053	5,000	5,342

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 06/01/2049	2,800	2,998
5.500% due 10/01/2054	5,000	5,528

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2027	1,000	1,066

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	1,500	1,681

Healthcare Authority of Baptist Health, Alabama Revenue Bonds, Series 2023
5.000% due 11/15/2035	1,500	1,670
5.000% due 11/15/2036	1,220	1,347
5.000% due 11/15/2037	875	957

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
5.500% due 10/01/2053	3,450	3,520

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,327

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	5,950	6,354

West Jefferson Industrial Development Board, Alabama Revenue Bonds, Series 1998
3.650% due 06/01/2028	3,600	3,607

		37,348

ALASKA 0.5%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	1,905	2,175

Alaska Municipal Bond Bank, Revenue Bonds, Series 2023
5.000% due 12/01/2042	1,000	1,112

Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2021
5.000% due 06/01/2033	2,890	3,220

		6,507

ARIZONA 1.2%

Arizona Health Facilities Authority Revenue Bonds, Series 2014
5.000% due 01/01/2044	7,920	7,920

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 01/01/2053	2,000	2,164

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
4.750% due 07/01/2044	2,200	2,218

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	422

Phoenix, Arizona General Obligation Refunding Notes, Series 2022
5.000% due 07/01/2026	1,500	1,590

Town of Gilbert, Arizona General Obligation Notes, Series 2022
5.000% due 07/15/2027	2,000	2,181

		16,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 6.2%

Anaheim Public Financing Authority, California Revenue Notes, (AGM/CR Insured), Series 2019
5.000% due 09/01/2027	$2,500	$2,690

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.320% (MUNIPSA) due 04/01/2056 ~	2,000	1,974

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	4,700	5,077
5.250% due 01/01/2054	2,000	2,117
5.250% due 11/01/2054	9,000	9,750
5.500% due 10/01/2054	1,900	2,109

California Department of Water Resources State Revenue Bonds, Series 2021
2.132% due 12/01/2033	3,315	2,651

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2036	1,000	1,016

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2040	3,250	3,279

California State General Obligation Bonds, Series 2016
4.000% due 09/01/2037	4,495	4,525

California State General Obligation Bonds, Series 2019
5.000% due 11/01/2036	5,000	5,503

California State General Obligation Bonds, Series 2023
4.000% due 09/01/2043	3,100	3,242

California State General Obligation Notes, Series 2018
5.000% due 10/01/2028	3,500	3,924

California State General Obligation Notes, Series 2022
5.000% due 11/01/2026	6,400	6,847

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	3,500	3,822

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2041 (c)	1,500	729

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2033	1,139	1,193

Fremont Unified School District/Alameda County, California General Obligation Notes, Series 2021
1.313% due 08/01/2028	5,735	5,035

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	3,000	2,531

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.687% due 06/01/2030	6,000	5,192

Huntington Beach Union High School District, California General Obligation Notes, Series 2021
1.884% due 08/01/2029	3,000	2,629

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2038	1,000	1,159

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,397

San Francisco, California City & County Certificates of Participation Bonds, Series 2017
4.000% due 04/01/2036	6,320	6,384

		84,775

COLORADO 0.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,583

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	930
5.000% due 11/15/2049	1,500	1,587

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.250% due 11/01/2035	$1,200	$1,364
5.250% due 11/01/2037	1,450	1,620

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,300	1,485

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2028	875	933

		10,502

CONNECTICUT 2.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	3,000	3,223

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2032	1,380	1,590

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 10/01/2033	1,020	1,134
5.000% due 01/01/2035	4,290	4,690

Connecticut Special Tax State Revenue Bonds, Series 2022
5.000% due 07/01/2039	5,000	5,763

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,053

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	1,750	1,903

Connecticut State General Obligation Notes, Series 2022
5.000% due 09/15/2028	1,000	1,117
5.000% due 11/15/2028	4,100	4,598

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,309

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,058

		31,438

DELAWARE 0.1%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	2,000	1,873

DISTRICT OF COLUMBIA 0.5%

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	5,250	4,969

Washington Metropolitan Area Transit Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2031	2,075	2,234

		7,203

FLORIDA 1.5%

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	496
5.000% due 07/01/2031	900	989

Florida’s Turnpike Enterprise Revenue Bonds, Series 2018
4.000% due 07/01/2048	4,500	4,453

JEA Water & Sewer System, Florida Revenue Bonds, Series 2020
4.000% due 10/01/2039	1,000	1,027

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2020
5.000% due 10/01/2032	1,000	1,142

104	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2017
4.000% due 07/01/2033	$3,000	$3,072

Orange County Health Facilities Authority, Florida Revenue Notes, Series 2023
5.000% due 10/01/2028	1,450	1,586

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	3,500	3,058

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2034 (c)	1,850	1,149

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (c)	350	298
0.000% due 10/01/2029 (c)	700	547

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	2,000	2,291

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (c)	200	141

		20,249

GEORGIA 4.2%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,000	1,730

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2038	1,800	1,974

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	2,990

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,716

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	635

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2023
5.000% due 04/01/2042	2,875	3,150
5.000% due 04/01/2043	3,375	3,711

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,250	1,202

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000	1,127

Georgia State General Obligation Notes, Series 2022
5.000% due 07/01/2030	6,640	7,742

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	741

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	700	704

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	1,915	1,930
5.000% due 12/01/2052	3,000	3,168

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	1,000	1,061
5.000% due 09/01/2053	2,935	3,142
5.000% due 12/01/2053	7,600	8,184

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 01/01/2035	2,400	2,433

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,292

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	2,000	2,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2028	$400	$434
5.000% due 01/01/2031	885	990
5.000% due 01/01/2032	285	318

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400	417
5.000% due 01/01/2029	1,000	1,080

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2027	200	209
5.000% due 01/01/2029	165	178

Municipal Electric Authority of Georgia Revenue Notes, Series 2023
5.890% due 07/01/2033	1,500	1,542

		57,828

HAWAII 0.4%

City & County Honolulu, Hawaii General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,070

City & County Honolulu, Hawaii Wastewater System Revenue Notes, Series 2020
1.473% due 07/01/2030	3,750	3,129

		5,199

ILLINOIS 5.2%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	6,507

Chicago Transit Authority Sales Tax Receipts Fund, Illinois Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,500	2,509

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,865	1,958

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	835	854

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2041	3,620	3,715

Illinois Finance Authority Revenue Bonds, Series 2020
4.100% due 08/15/2049	7,600	7,600

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2037	5,860	6,442

Illinois State General Obligation Bonds, Series 2023
5.000% due 12/01/2043	6,100	6,649

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	2,300	2,373
5.500% due 05/01/2030	7,000	7,853

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,500	1,502

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	2,100	2,148

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	2,795

Illinois State Toll Highway Authority Revenue Bonds, Series 2024
5.000% due 01/01/2035 (a)	2,600	3,181
5.000% due 01/01/2036 (a)	5,000	6,083

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	775	831

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (c)	500	318
0.000% due 06/15/2037 (c)	1,500	905

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	1,350	1,427

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2023
5.000% due 01/01/2037	1,000	1,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	$4,500	$4,905

		71,655

INDIANA 1.3%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,500	1,522

Indiana Finance Authority Revenue Bonds, Series 2010
2.500% due 11/01/2030	3,825	3,484

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	2,100	1,975

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,650

Indiana Finance Authority Revenue Bonds, Series 2023
5.000% due 10/01/2036	1,000	1,183
5.000% due 10/01/2037	800	936

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	285	318

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series 2023
6.000% due 02/01/2048	4,000	4,822

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,489

		17,379

IOWA 0.8%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2012
4.750% due 08/01/2042	8,000	7,883

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	3,000	3,045
5.000% due 12/01/2050	800	835

		11,763

KENTUCKY 0.4%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2040	1,650	1,663

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	500	501
4.000% due 01/01/2049	2,000	2,001

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	995

		5,160

LOUISIANA 2.0%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	13,100	13,143

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, Series 2022
5.000% due 08/15/2027	1,200	1,279
5.000% due 08/15/2028	1,200	1,279

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	1,980	1,923

Louisiana Public Facilities Authority Revenue Bonds, Series 2023
5.000% due 10/15/2036	1,000	1,165

Louisiana State General Obligation Bonds, Series 2015
4.000% due 05/01/2035	1,700	1,716

Louisiana State Highway Improvement Revenue Notes, Series 2021
1.592% due 06/15/2030	2,000	1,669

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	105

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	$2,900	$2,861

Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Bonds, Series 2021
4.000% due 02/01/2037	2,000	2,026

		27,061

MAINE 0.1%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	326
5.000% due 01/01/2029	225	250
5.000% due 01/01/2030	270	304

		880

MARYLAND 1.5%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,508

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2037	225	224
5.000% due 06/01/2033	445	484

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2031	350	383

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	3,510	4,206
5.000% due 06/01/2036	8,000	9,514
5.000% due 06/01/2037	3,490	4,111

		20,430

MASSACHUSETTS 2.0%

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.000% due 10/01/2037	3,400	4,001

Commonwealth of Massachusetts General Obligation Bonds, Series 2023
5.000% due 10/01/2046	8,900	10,023

Commonwealth of Massachusetts General Obligation Notes, Series 2022
5.000% due 10/01/2031	5,200	6,208

Massachusetts Bay Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2028	1,000	1,116

Massachusetts Bay Transportation Authority Sales Tax Revenue Notes, Series 2023
5.000% due 07/01/2033	1,500	1,846

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,626

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.470% (MUNIPSA) due 07/01/2049 ~	1,000	991

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2030	500	576
5.000% due 05/01/2031	500	583

		26,970

MICHIGAN 2.4%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	3,675	4,082

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.390% (TSFR3M) due 07/01/2032 ~	3,000	2,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
5.000% due 07/01/2029	$1,175	$1,296
5.000% due 07/01/2030	1,715	1,918

Great Lakes Water Authority Sewage Disposal System, Michigan Revenue Bonds, Series 2023
5.000% due 07/01/2037	5,000	5,929

Lake Orion Community School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2022
4.000% due 05/01/2030	500	539

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.620% (MUNIPSA) due 04/15/2047 ~	3,500	3,481

Michigan Finance Authority Hospital Revenue Refunding Notes, Series 2022
5.000% due 04/15/2030	2,000	2,255

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,229

Michigan Finance Authority Revenue Bonds, Series 2020
5.000% due 06/01/2040	2,500	2,637

Michigan State Building Authority Revenue Bonds, Series 2015
5.000% due 04/15/2034	2,000	2,076

Michigan State Building Authority Revenue Bonds, Series 2023
5.000% due 10/15/2037	1,000	1,183

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,500	1,584

Michigan Trunk Line State Revenue Bonds, Series 2023
5.000% due 11/15/2038	1,800	2,139

		33,201

MINNESOTA 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2022
5.000% due 01/01/2031	500	581

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,064

		1,645

MISSISSIPPI 0.1%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,500

MISSOURI 0.6%

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2023
5.000% due 05/01/2033	4,000	4,745

Republic, Missouri Revenue Notes, Series 2022
4.000% due 05/01/2028	500	524

St Louis School District, Missouri General Obligation Notes, (AGM Insured), (BAM Insured), Series 2022
4.000% due 04/01/2024	3,385	3,393

		8,662

MULTI-STATE 1.7%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
0.000% due 12/25/2036	8,590	8,322
4.141% due 01/25/2040	4,975	4,498
4.548% due 08/25/2040	10,500	10,406

		23,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 0.4%

Douglas County, Nebraska Revenue Bonds, Series 2021
4.400% (MUNIPSA) due 07/01/2035 ~	$1,960	$1,928

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,102

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	1,938

		4,968

NEVADA 2.8%

Clark County, Nevada Revenue Bonds, Series 2010
2.100% due 06/01/2031	5,000	4,314

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2019
5.000% due 06/15/2028	5,000	5,520

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
5.000% due 06/15/2028	1,000	1,104
5.000% due 06/15/2029	2,030	2,288

Las Vegas Redevelopment Agency, Nevada Tax Allocation Bonds, Series 2016
5.000% due 06/15/2031	1,465	1,518

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,526

Las Vegas Valley Water District, Nevada General Obligation Notes, Series 2021
5.000% due 06/01/2029	5,000	5,677

Nevada State General Obligation Bonds, Series 2023
5.000% due 05/01/2040	10,000	11,628

Washoe County School District, Nevada General Obligation Bonds, Series 2023
4.125% due 06/01/2041	4,235	4,376

		37,951

NEW HAMPSHIRE 0.4%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.875% due 01/20/2038	4,977	4,823

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2024	220	220
4.000% due 01/01/2025	285	283

		5,326

NEW JERSEY 4.9%

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (e)	12,691	11,926

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2027	2,100	2,170

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2034	500	525

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,876

New Jersey Economic Development Authority Revenue Notes, Series 2023
5.135% due 03/01/2029	2,500	2,550

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	2,000	2,112

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (c)	1,500	1,040

106	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	$1,380	$1,500

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2035	2,250	2,359

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2023
5.000% due 06/15/2036	6,500	7,586
5.000% due 06/15/2037	10,985	12,766

New Jersey Turnpike Authority Revenue Bonds, Series 2017
4.000% due 01/01/2034	7,500	7,814
5.000% due 01/01/2030	2,250	2,411

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	1,300	1,308

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	7,870	8,451

		67,394

NEW MEXICO 0.9%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	5,000	4,480

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	7,950	8,024

		12,504

NEW YORK 15.3%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	2,500	2,746

Long Island Power Authority, New York Revenue Bonds, Series 2023
5.000% due 09/01/2042	2,375	2,725

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,056

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2030	1,040	1,125

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured),Series 2023
4.720% due 01/01/2044	1,800	1,837

Nassau County, New York General Obligation Bonds, Series 2016
5.000% due 04/01/2038	2,500	2,595

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,435

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	2,005	2,235

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,682

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2022
5.000% due 07/15/2035	5,000	5,996

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
4.100% due 11/01/2042	20,000	20,000
5.000% due 08/01/2031	5,000	5,039

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.100% due 11/01/2044	8,000	8,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 08/01/2035	2,000	2,394
5.250% due 08/01/2040	4,890	5,713

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2024	$1,500	$1,527

New York City, New York General Obligation Bonds, Series 2015
4.100% due 06/01/2044	5,000	5,000

New York City, New York General Obligation Bonds, Series 2018
4.100% due 12/01/2047	10,000	10,000

New York City, New York General Obligation Bonds, Series 2023
5.000% due 08/01/2036	2,500	3,003

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
4.050% due 06/15/2048	20,000	20,000

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2021
5.000% due 06/15/2032	5,000	5,929

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2028	2,000	2,235

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.000% due 02/01/2040	2,450	2,796

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2023
5.000% due 02/01/2039	3,000	3,490

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.000% due 05/01/2037	2,000	2,403

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2024
5.000% due 11/01/2036 (a)	5,000	6,090
5.000% due 11/01/2037 (a)	4,500	5,416

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	9,525	9,476

New York Power Authority Revenue Bonds, (AGM Insured), Series 2023
5.000% due 11/15/2036	1,000	1,202
5.000% due 11/15/2037	1,000	1,188

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2045	4,740	4,655

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	3,500	3,610

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,329
5.000% due 01/15/2032	500	547

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	4,705	5,108
4.000% due 02/15/2047	5,000	4,994

New York State Dormitory Authority Revenue Notes, Series 2021
1.952% due 03/15/2029	5,000	4,412

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	2,979

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (e)	6,500	6,341

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2037	4,900	5,847
5.000% due 03/15/2046	2,500	2,812

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2026	1,070	1,128

Riverhead IDA Economic Job Development Corp., New York Revenue Bonds, (FNMA Insured), Series 2023
4.500% due 02/01/2041	3,000	3,101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
5.250% due 05/15/2062	$5,000	$5,587

Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2022
5.000% due 11/15/2032	4,200	5,063

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,309
5.000% due 06/01/2027	2,800	2,925

		210,080

NORTH CAROLINA 2.0%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
4.050% due 01/15/2037	17,765	17,765

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	2,000	2,313

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Notes, Series 2022
5.000% due 01/15/2028	1,000	1,097

State of North Carolina Build Revenue Notes, Series 2022
5.000% due 05/01/2028	5,625	6,242

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	251

		27,668

NORTH DAKOTA 0.1%

Grand Forks, North Dakota Revenue Bonds, (AGM Insured), Series 2023
5.000% due 12/01/2036	1,050	1,203

OHIO 2.4%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Notes, Series 2022
5.000% due 11/15/2028	400	442

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2035	1,000	1,090
5.000% due 06/01/2036	2,065	2,238

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,282

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2033	700	799

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,019

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2033	510	591

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2029	115	124

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	2,855

Ohio Higher Educational Facility Commission Revenue Bonds, Series 2008
4.070% due 01/01/2043	8,000	8,000

Ohio Water Development Authority Revenue Bonds, Series 2023
5.000% due 12/01/2038	1,250	1,485

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,126

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,314

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	107

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2023
5.000% due 12/01/2037	$4,985	$5,915

Worthington City School District, Ohio General Obligation Notes, Series 2023
0.000% due 12/01/2031 (c)	845	649
0.000% due 12/01/2032 (c)	880	650

		32,579

OKLAHOMA 0.2%

Grand River Dam Authority, Oklahoma Revenue Bonds, Series 2023
5.000% due 06/01/2036	1,850	2,191
5.000% due 06/01/2037	1,100	1,286

		3,477

OREGON 0.6%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2035	1,500	1,662
5.000% due 08/15/2036	1,500	1,649
5.000% due 08/15/2037	1,600	1,744
5.000% due 08/15/2038	1,000	1,082

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2028	700	778
5.000% due 06/15/2029	800	908

		7,823

PENNSYLVANIA 5.3%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2017
4.570% due 11/15/2047	10,000	9,877

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	2,250	2,267

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,535

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,147

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	5,000	5,057

Commonwealth of Pennsylvania, General Obligation Bonds, Series 2022
5.000% due 10/01/2033	5,000	5,929

Delaware Valley Regional Finance Authority, Pennsylvania Revenue Bonds, Series 2007
4.528% due 06/01/2037	4,000	3,439

Delaware Valley Regional Finance Authority, Pennsylvania Revenue Bonds, Series 2023
4.000% due 03/01/2035	1,100	1,176

Delaware Valley Regional Finance Authority, Pennsylvania Revenue Notes, Series 2023
4.000% due 03/01/2033	600	644

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	4,699

Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
3.000% due 09/01/2029	3,500	3,465

Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2022
4.000% due 02/15/2042	4,060	4,075

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	5,500	5,639

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/15/2031	$300	$310
5.000% due 08/15/2033	1,000	1,033

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,346

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2036	8,170	9,370

Philadelphia, Pennsylvania General Obligation Bonds, Series 2019
5.000% due 02/01/2031	2,500	2,795

School District of Philadelphia, Pennsylvania General Obligation Bonds, Series 2019
4.000% due 09/01/2038	2,200	2,238

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2042	3,750	4,288

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2022
5.000% due 06/01/2031	1,000	1,167

		72,848

PUERTO RICO 1.7%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.310% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,190

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (c)	26,355	6,187
4.500% due 07/01/2034	8,671	8,712

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	7,000	6,967

		23,056

RHODE ISLAND 1.0%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	11,000	11,175
5.000% due 06/01/2040	2,000	2,016

		13,191

SOUTH CAROLINA 0.5%

Charleston Educational Excellence Finance Corp., South Carolina Revenue Notes, Series 2020
1.869% due 12/01/2029	4,200	3,649

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	2,800	3,051

		6,700

SOUTH DAKOTA 0.1%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	938

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	937

		1,875

TENNESSEE 2.2%

Knox County, Tennessee Health Educational & Housing Facility Board Revenue Notes, Series 2022
3.950% due 12/01/2027	3,500	3,514

Metropolitan Government of Nashville & Davidson County Sports Auth, Tennessee Revenue Bonds, Series 2023
5.000% due 07/01/2036	760	892
5.000% due 07/01/2038	500	571

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2023
4.875% due 10/01/2038	$3,300	$3,502

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	4,500	4,540

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,000	2,006

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	6,000	6,408

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,058
5.250% due 09/01/2026	1,745	1,801

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	3,400	3,639

		29,931

TEXAS 8.8%

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2028	300	312

Austin Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 08/01/2028	2,000	2,227

Central Texas Turnpike System Revenue Bonds, (BHAC/CR/AMBAC Insured), Series 2002
0.000% due 08/15/2026 (c)	3,000	2,773

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	5,000	2,775

Clifton Higher Education Finance Corp., Texas Revenue Bonds, (PSF Insured), Series 2021
4.000% due 08/15/2034	950	1,018
4.000% due 08/15/2036	700	739

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,189

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2037	1,350	1,595

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2034	3,000	3,593

Denton Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 08/15/2036	2,550	3,064

EP Tuscany Zaragosa PFC, Texas Revenue Notes, Series 2023
4.000% due 12/01/2033	5,000	4,971

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	920	1,043

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2023
5.000% due 10/01/2052	5,000	5,392

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	509

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
4.447% (SOFRRATE) due 11/15/2046 ~	1,000	1,000

Harris County, Texas Municipal Utility District No 383, Revenue Bonds, (BAM Insured), Series 2023
5.000% due 08/15/2035	2,960	3,555

Hays Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2036	1,540	1,800

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	3,634

108	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston, Texas General Obligation Notes, Series 2019
5.000% due 03/01/2029	$1,100	$1,238

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,581

Lamar Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2037	1,500	1,771
5.000% due 02/15/2038	2,000	2,329
5.000% due 02/15/2039	5,000	5,796

Liberty Hill Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 02/01/2030	2,290	2,623

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	2,000	2,004

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,005

North Texas Tollway Authority Revenue Notes, Series 2023
5.000% due 01/01/2031	4,300	4,972

Permanent University Fund - University of Texas System Revenue Bonds, Series 2023
5.000% due 07/01/2040	1,090	1,257

Permanent University Fund - University of Texas System Revenue Notes, Series 2023
5.000% due 07/01/2033	1,000	1,223

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,278

Southwest Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.000% due 02/01/2043	2,500	2,552

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 07/01/2053	5,000	5,632

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2030	450	517

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.233% (TSFR3M) due 12/15/2026 ~	2,500	2,491

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	4,200	4,531

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2020
4.000% due 06/30/2037	2,950	3,013

Texas Transportation Commission Revenue Bonds, Series 2019
0.000% due 08/01/2046 (c)	2,950	987

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	278
5.000% due 10/15/2030	3,010	3,347

Texas Water Development Board Revenue Bonds, Series 2022
4.800% due 10/15/2052	8,400	9,027
5.000% due 10/15/2047	5,860	6,523

Texas Water Development Board Revenue Bonds, Series 2023
4.600% due 10/15/2039	2,045	2,274

Texas Water Development Board Revenue Notes, Series 2022
5.000% due 08/01/2029	1,050	1,195
5.000% due 10/15/2029	1,200	1,372
5.000% due 10/15/2030	1,775	2,064

Williamson County, Texas General Obligation Notes, Series 2021
0.640% due 02/15/2026	2,500	2,310

		120,379

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.2%

Intermountain Power Agency, Utah Power Supply Revenue Bonds, Series 2023
5.000% due 07/01/2036	$2,500	$2,954

VIRGINIA 1.5%

Arlington County, Virginia Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	3,000	3,337

Isle of Wight County Economic Development Authority, Virginia Revenue Bonds, (AGM Insured), Series 2023
5.000% due 07/01/2036	925	1,045
5.000% due 07/01/2038	600	666

Roanoke Economic Development Authority, Virginia Revenue Bonds, Series 2020
5.000% due 07/01/2053	6,700	7,417

Virginia College Building Authority Revenue Notes, Series 2021
5.000% due 02/01/2028	4,500	4,973

Virginia Public School Authority Revenue Notes, Series 2022
5.000% due 01/15/2029	2,320	2,620

		20,058

WASHINGTON 2.2%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,353

Energy Northwest, Washington Revenue Bonds, Series 2022
5.000% due 07/01/2035	3,000	3,596

Energy Northwest, Washington Revenue Bonds, Series 2023
5.000% due 07/01/2039	5,000	5,799

Grant County, Washington Public Utility District No 2, Revenue Bonds, Series 2023
5.000% due 01/01/2036	1,265	1,497

Pierce County, Washington School District No 401, Peninsula General Obligation Bonds, Series 2020
4.000% due 12/01/2037	2,135	2,214

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2017
4.000% due 09/01/2037	5,000	5,125

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	549

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	2,000	1,903

State of Washington General Obligation Refunding Notes, Series 2022
4.000% due 07/01/2026	1,900	1,971

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032	450	499

Washington State Housing Finance Commission Revenue Bonds, Series 2023
3.375% due 04/20/2037	4,195	3,795

		30,301

WEST VIRGINIA 0.2%

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
5.750% due 09/01/2041	2,400	2,716

WISCONSIN 2.3%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	2,250	2,286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2030	$265	$256

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
4.070% due 04/01/2048	9,370	9,370

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2021
4.000% due 04/01/2046	4,440	4,298

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2028 (c)	1,075	922

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,000	3,851

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2040	2,000	2,014

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,086

Wisconsin State General Obligation Notes, Series 2022
4.290% (MUNIPSA) due 05/01/2025 ~	5,045	5,015

Wisconsin State Revenue Notes, Series 2023
4.514% due 05/01/2031	2,000	2,004

		32,102

Total Municipal Bonds & Notes (Cost $1,257,687)		1,296,033

SHORT-TERM INSTRUMENTS 6.3%

REPURCHASE AGREEMENTS (f) 0.0%
		616

SHORT-TERM NOTES 1.1%

Federal Home Loan Bank
5.200% due 01/02/2024 (c)(d)	14,800	14,791

U.S. TREASURY BILLS 4.9%
5.417% due 01/09/2024 - 03/21/2024 (b)(c)	67,000	66,675

MUNICIPAL BONDS & NOTES 0.3%

School District of Broward County, Florida Revenue Notes, Series 2023
5.000% due 06/28/2024	3,500	3,528

Total Municipal Bonds & Notes (Cost $3,526)		3,528

Total Short-Term Instruments (Cost $85,614)		85,610

Total Investments in Securities (Cost $1,343,301)		1,381,643

Total Investments 100.9% (Cost $1,343,301)		$1,381,643

Other Assets and Liabilities, net (0.9)%		(11,769)

Net Assets 100.0%		$1,369,874

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	109

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870%	11/15/2035	11/28/2023	$11,071	$11,926	0.87%
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	11/28/2023	5,817	6,341	0.46

				$16,888	$18,267	1.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$616	U.S. Treasury Notes 3.875% due 01/15/2026	$(629)	$616	$616

Total Repurchase Agreements						$(629)	$616	$616

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$616	$0	$0	$0	$616	$(629)	$(13)

Total Borrowings and Other Financing Transactions	$616	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$37,348	$0	$37,348
Alaska	0	6,507	0	6,507
Arizona	0	16,495	0	16,495
California	0	84,775	0	84,775
Colorado	0	10,502	0	10,502
Connecticut	0	31,438	0	31,438
Delaware	0	1,873	0	1,873

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
District of Columbia	$0	$7,203	$0	$7,203
Florida	0	20,249	0	20,249
Georgia	0	57,828	0	57,828
Hawaii	0	5,199	0	5,199
Illinois	0	71,655	0	71,655
Indiana	0	17,379	0	17,379
Iowa	0	11,763	0	11,763
Kentucky	0	5,160	0	5,160
Louisiana	0	27,061	0	27,061

110	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Maine	$0	$880	$0	$880
Maryland	0	20,430	0	20,430
Massachusetts	0	26,970	0	26,970
Michigan	0	33,201	0	33,201
Minnesota	0	1,645	0	1,645
Mississippi	0	1,500	0	1,500
Missouri	0	8,662	0	8,662
Multi-State	0	23,226	0	23,226
Nebraska	0	4,968	0	4,968
Nevada	0	37,951	0	37,951
New Hampshire	0	5,326	0	5,326
New Jersey	0	67,394	0	67,394
New Mexico	0	12,504	0	12,504
New York	0	210,080	0	210,080
North Carolina	0	27,668	0	27,668
North Dakota	0	1,203	0	1,203
Ohio	0	32,579	0	32,579
Oklahoma	0	3,477	0	3,477
Oregon	0	7,823	0	7,823
Pennsylvania	0	72,848	0	72,848

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Puerto Rico	$0	$23,056	$0	$23,056
Rhode Island	0	13,191	0	13,191
South Carolina	0	6,700	0	6,700
South Dakota	0	1,875	0	1,875
Tennessee	0	29,931	0	29,931
Texas	0	120,379	0	120,379
Utah	0	2,954	0	2,954
Virginia	0	20,058	0	20,058
Washington	0	30,301	0	30,301
West Virginia	0	2,716	0	2,716
Wisconsin	0	32,102	0	32,102
Short-Term Instruments
Repurchase Agreements	0	616	0	616
Short-Term Notes	0	14,791	0	14,791
U.S. Treasury Bills	0	66,675	0	66,675
Municipal Bonds & Notes	0	3,528	0	3,528

Total Investments	$0	$1,381,643	$0	$1,381,643

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	111

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Asurion Corp.
9.706% due 08/19/2028		$149	$149

Carnival Corp.
8.720% due 10/18/2028		248	249

FinCo LLC
8.383% due 06/27/2029		100	100

TransDigm, Inc.
8.598% due 08/24/2028		1,097	1,103

Total Loan Participations and Assignments (Cost $1,587)			1,601

CORPORATE BONDS & NOTES 27.5%

BANKING & FINANCE 9.5%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		305	299

Ally Financial, Inc.
5.800% due 05/01/2025		300	301

American Tower Corp.
2.750% due 01/15/2027		575	539
3.650% due 03/15/2027		200	193
5.550% due 07/15/2033		100	104

Banco Santander SA
3.490% due 05/28/2030		365	328

Bank of America Corp.
3.705% due 04/24/2028 •		500	478
5.202% due 04/25/2029		750	755
5.288% due 04/25/2034		1,150	1,153
5.819% due 09/15/2029		500	516

Barclays PLC
6.496% due 09/13/2027		300	309
7.385% due 11/02/2028 •		590	631

Boston Properties LP
3.200% due 01/15/2025		60	58

BPCE SA
6.612% due 10/19/2027		250	257

Brixmor Operating Partnership LP
3.850% due 02/01/2025		60	59

Brookfield Finance, Inc.
4.350% due 04/15/2030		90	87

Brookfield Property REIT, Inc.
4.500% due 04/01/2027		245	221

Burford Capital Global Finance LLC
9.250% due 07/01/2031		120	128

Cantor Fitzgerald LP
7.200% due 12/12/2028		250	256

Charles Schwab Corp.
5.853% due 05/19/2034		430	444

Citibank NA
5.803% due 09/29/2028		900	940

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043 «	PEN	2,500	682

Credit Acceptance Corp.
6.625% due 03/15/2026		$60	60
9.250% due 12/15/2028		400	427

Credit Suisse USA, Inc.
7.125% due 07/15/2032		215	245

Crown Castle, Inc.
1.050% due 07/15/2026		475	429

Digital Realty Trust LP
3.700% due 08/15/2027		60	58

Equinix, Inc.
2.625% due 11/18/2024		245	239

Equitable Holdings, Inc.
4.350% due 04/20/2028		60	58

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		155	149

Freedom Mortgage Corp.
6.625% due 01/15/2027		60	57
12.000% due 10/01/2028		250	273

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLP Capital LP
5.300% due 01/15/2029	$130	$129
5.375% due 04/15/2026	155	154

Goldman Sachs Group, Inc.
2.650% due 10/21/2032 •	1,630	1,359
4.482% due 08/23/2028 •	300	295
6.484% due 10/24/2029	300	319

HAT Holdings LLC
3.375% due 06/15/2026	60	56
8.000% due 06/15/2027	450	469

Host Hotels & Resorts LP
3.500% due 09/15/2030	100	89

HSBC Holdings PLC
4.755% due 06/09/2028 •	1,000	986

Hudson Pacific Properties LP
5.950% due 02/15/2028	300	266

JPMorgan Chase & Co.
5.350% due 06/01/2034	1,650	1,674
6.070% due 10/22/2027	500	515

KBC Group NV
5.796% due 01/19/2029 •	350	356

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	90	76

Mitsubishi UFJ Financial Group, Inc.
5.406% due 04/19/2034	465	482

Morgan Stanley
3.125% due 07/27/2026	250	239
5.164% due 04/20/2029	218	219
5.250% due 04/21/2034	950	950
6.407% due 11/01/2029	500	530

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031	245	229

Nationwide Building Society
6.557% due 10/18/2027	250	259

NatWest Group PLC
5.808% due 09/13/2029	60	62
6.016% due 03/02/2034 •	300	315

OneMain Finance Corp.
9.000% due 01/15/2029	335	354

PennyMac Financial Services, Inc.
5.750% due 09/15/2031	155	144
7.875% due 12/15/2029	350	361

Prologis LP
2.250% due 04/15/2030	60	53

Realty Income Corp.
3.250% due 01/15/2031	360	327

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •	600	564
6.534% due 01/10/2029 •	200	207

SBA Communications Corp.
3.875% due 02/15/2027	395	380

SLM Corp.
3.125% due 11/02/2026	275	257

Synchrony Bank
5.400% due 08/22/2025	185	182

UBS Group AG
4.988% due 08/05/2033 •	200	194
6.442% due 08/11/2028 •	550	572
6.537% due 08/12/2033 •	60	64

UniCredit SpA
7.296% due 04/02/2034 •	90	93

VICI Properties LP
4.950% due 02/15/2030	350	340

Wells Fargo & Co.
5.389% due 04/24/2034	1,020	1,025
5.574% due 07/25/2029	1,200	1,226

Welltower OP LLC
4.000% due 06/01/2025	185	182

Weyerhaeuser Co.
7.375% due 03/15/2032	90	105

Willis North America, Inc.
4.650% due 06/15/2027	60	59

		27,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 15.5%

AbbVie, Inc.
3.200% due 11/21/2029	$1,000	$935

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029	90	87

AECOM
5.125% due 03/15/2027	60	60

Air Canada Pass-Through Trust
3.300% due 07/15/2031	164	148

Allison Transmission, Inc.
4.750% due 10/01/2027	60	58

Altice France SA
5.500% due 10/15/2029	485	381

American Airlines Pass-Through Trust
3.200% due 12/15/2029	155	141
3.600% due 03/22/2029	322	302

American Airlines, Inc.
5.500% due 04/20/2026	229	228

Amgen, Inc.
5.150% due 03/02/2028	1,000	1,024

Axalta Coating Systems LLC
3.375% due 02/15/2029	60	54

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	720	665
4.000% due 10/15/2030	490	440

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028	250	264

Becton Dickinson & Co.
1.957% due 02/11/2031	60	50

BHP Billiton Finance USA Ltd.
4.750% due 02/28/2028	60	61

Biogen, Inc.
4.050% due 09/15/2025	60	59

Boeing Co.
3.625% due 02/01/2031	200	186
5.930% due 05/01/2060	700	726

Boston Scientific Corp.
2.650% due 06/01/2030	60	54

British Airways Pass-Through Trust
3.300% due 06/15/2034	146	130

Broadcom Corp.
3.500% due 01/15/2028	100	96

Broadcom, Inc.
2.450% due 02/15/2031	300	257
3.187% due 11/15/2036	395	320
4.926% due 05/15/2037	520	504

Camelot Finance SA
4.500% due 11/01/2026	120	117

Carnival Corp.
4.000% due 08/01/2028	1,100	1,023

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	60	58

CDW LLC
3.569% due 12/01/2031	255	226

Centene Corp.
3.000% due 10/15/2030	400	347

CGI, Inc.
1.450% due 09/14/2026	400	363

Charter Communications Operating LLC
2.800% due 04/01/2031	100	84
3.850% due 04/01/2061	610	381
3.950% due 06/30/2062	350	221

Churchill Downs, Inc.
5.500% due 04/01/2027	60	59

Cogent Communications Group, Inc.
7.000% due 06/15/2027	90	91

Constellation Brands, Inc.
2.250% due 08/01/2031	100	84
3.150% due 08/01/2029	450	419
3.600% due 02/15/2028	200	192

Continental Resources, Inc.
4.375% due 01/15/2028	60	58

112	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coty, Inc.
5.000% due 04/15/2026		$152	$150
5.750% due 09/15/2028	EUR	200	233

Crowdstrike Holdings, Inc.
3.000% due 02/15/2029		$60	54

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		60	63

CVS Health Corp.
4.300% due 03/25/2028		630	620

Diamond Foreign Asset Co.
8.500% due 10/01/2030		300	307

DISH DBS Corp.
5.750% due 12/01/2028		525	420

Elevance Health, Inc.
1.500% due 03/15/2026		725	676

Enbridge, Inc.
5.700% due 03/08/2033		590	613

Energy Transfer LP
6.125% due 12/15/2045		335	338

Entergy Louisiana LLC
4.000% due 03/15/2033		495	462

Enterprise Products Operating LLC
2.800% due 01/31/2030		400	362

EQM Midstream Partners LP
4.500% due 01/15/2029		172	163

EQT Corp.
6.125% due 02/01/2025		60	60

First Student Bidco, Inc.
4.000% due 07/31/2029		103	89

Ford Motor Co.
3.250% due 02/12/2032		185	154
5.291% due 12/08/2046		200	176

Freeport-McMoRan, Inc.
5.450% due 03/15/2043		90	88

Garda World Security Corp.
4.625% due 02/15/2027		90	87

Gartner, Inc.
3.750% due 10/01/2030		335	296

GFL Environmental, Inc.
4.000% due 08/01/2028		60	55

Global Payments, Inc.
1.200% due 03/01/2026		300	276
2.650% due 02/15/2025		90	87

goeasy Ltd.
9.250% due 12/01/2028		250	267

GTCR W-2 Merger Sub LLC
7.500% due 01/15/2031		600	634

HCA, Inc.
3.625% due 03/15/2032		300	268
4.500% due 02/15/2027		935	925

HEICO Corp.
5.250% due 08/01/2028		250	255

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		114	100

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		500	493

Hologic, Inc.
3.250% due 02/15/2029		200	182

Howard Midstream Energy Partners LLC
8.875% due 07/15/2028		150	158

Howmet Aerospace, Inc.
5.950% due 02/01/2037		425	444
6.750% due 01/15/2028		60	63

iHeartCommunications, Inc.
6.375% due 05/01/2026		125	107

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		200	197

Imola Merger Corp.
4.750% due 05/15/2029		305	290

IQVIA, Inc.
5.000% due 05/15/2027		280	275
5.700% due 05/15/2028		60	61
6.250% due 02/01/2029		250	261

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jazz Securities DAC
4.375% due 01/15/2029	$260	$242

JetBlue Pass-Through Trust
4.000% due 05/15/2034	402	369

Kinder Morgan, Inc.
4.300% due 06/01/2025	60	59

Las Vegas Sands Corp.
3.900% due 08/08/2029	1,050	969

Legacy LifePoint Health LLC
4.375% due 02/15/2027	120	111

LifePoint Health, Inc.
11.000% due 10/15/2030	300	316

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	500	468

Marriott International, Inc.
3.125% due 06/15/2026	60	58

Marvell Technology, Inc.
5.750% due 02/15/2029	300	310

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	425	433

Mondelez International, Inc.
2.625% due 03/17/2027	60	57

Motorola Solutions, Inc.
4.600% due 02/23/2028	60	60

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	90	81

MPLX LP
1.750% due 03/01/2026	460	430

NCL Corp. Ltd.
5.875% due 02/15/2027	60	60
8.125% due 01/15/2029	200	209

Neptune Bidco U.S., Inc.
9.290% due 04/15/2029	185	173

Netflix, Inc.
4.375% due 11/15/2026	465	463

Newell Brands, Inc.
4.875% due 06/01/2025	185	182

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	200	215

NextEra Energy Operating Partners LP
7.250% due 01/15/2029	650	681

Noble Finance LLC
8.000% due 04/15/2030	90	94

NXP BV
3.875% due 06/18/2026	245	239

Occidental Petroleum Corp.
5.550% due 03/15/2026	245	247
8.875% due 07/15/2030	100	117

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028	290	261
9.750% due 11/15/2028	100	106

Oracle Corp.
2.300% due 03/25/2028 (f)	700	638

Organon & Co.
4.125% due 04/30/2028	510	470

PetSmart, Inc.
4.750% due 02/15/2028	450	425

Post Holdings, Inc.
4.500% due 09/15/2031	215	193
4.625% due 04/15/2030	200	184

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029	400	427

Rand Parent LLC
8.500% due 02/15/2030	60	57

Resorts World Las Vegas LLC
4.625% due 04/16/2029	200	175

Rogers Communications, Inc.
2.950% due 03/15/2025	60	58

Royal Caribbean Cruises Ltd.
9.250% due 01/15/2029	675	726

Royalty Pharma PLC
1.200% due 09/02/2025	155	145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RTX Corp.
3.500% due 03/15/2027	$60	$58

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	600	587

Santos Finance Ltd.
6.875% due 09/19/2033	300	318

Seadrill Finance Ltd.
8.375% due 08/01/2030	400	418

Seagate HDD Cayman
8.250% due 12/15/2029	60	65

Sensata Technologies BV
4.000% due 04/15/2029	220	205

Sensata Technologies, Inc.
4.375% due 02/15/2030	245	228

Sherwin-Williams Co.
3.450% due 06/01/2027	60	58

Sirius XM Radio, Inc.
3.875% due 09/01/2031	155	133
5.000% due 08/01/2027	100	97

Sitio Royalties Operating Partnership LP
7.875% due 11/01/2028	300	311

Southern Co.
3.250% due 07/01/2026	200	193

Spirit AeroSystems, Inc.
9.375% due 11/30/2029	250	274
9.750% due 11/15/2030	300	323

Stagwell Global LLC
5.625% due 08/15/2029	90	83

Star Parent, Inc.
9.000% due 10/01/2030	250	264

Station Casinos LLC
4.625% due 12/01/2031	90	81

Stryker Corp.
1.950% due 06/15/2030	60	51

Sysco Corp.
3.300% due 07/15/2026	60	58

T-Mobile USA, Inc.
3.750% due 04/15/2027	555	538
3.875% due 04/15/2030	500	474

Tapestry, Inc.
7.700% due 11/27/2030	350	369

TEGNA, Inc.
4.625% due 03/15/2028	300	281

Time Warner Cable LLC
4.500% due 09/15/2042	300	236

TopBuild Corp.
4.125% due 02/15/2032	60	53

TransDigm, Inc.
7.125% due 12/01/2031	200	210

Transocean Aquila Ltd.
8.000% due 09/30/2028	250	254

Transocean Titan Financing Ltd.
8.375% due 02/01/2028	185	192

U.S. Foods, Inc.
4.750% due 02/15/2029	215	204

United Airlines Pass-Through Trust
3.500% due 09/01/2031	532	485
5.875% due 04/15/2029	188	190

United Airlines, Inc.
4.625% due 04/15/2029	300	281

Valaris Ltd.
8.375% due 04/30/2030	390	400

Vale Overseas Ltd.
3.750% due 07/08/2030	60	55

Venture Global Calcasieu Pass LLC
3.875% due 11/01/2033	475	403

Venture Global LNG, Inc.
8.375% due 06/01/2031	1,165	1,166

Viking Cruises Ltd.
9.125% due 07/15/2031	75	80

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031	305	267

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	113

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
1.400% due 08/15/2026		$60	$55
2.200% due 08/15/2031		400	332

VOC Escrow Ltd.
5.000% due 02/15/2028		155	149

Walgreens Boots Alliance, Inc.
3.200% due 04/15/2030		300	264

Western Digital Corp.
2.850% due 02/01/2029		219	189
4.750% due 02/15/2026		147	144

Western Midstream Operating LP
3.100% due 02/01/2025		60	58

Westinghouse Air Brake Technologies Corp.
3.450% due 11/15/2026		60	57

WMG Acquisition Corp.
3.000% due 02/15/2031		735	631

Wynn Las Vegas LLC
5.250% due 05/15/2027		345	336

ZF North America Capital, Inc.
7.125% due 04/14/2030		90	96

			44,524

UTILITIES 2.5%

AES Corp.
5.450% due 06/01/2028		60	61

Antero Midstream Partners LP
5.750% due 03/01/2027		260	258

AT&T, Inc.
1.650% due 02/01/2028		1,030	917

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		200	189

Calpine Corp.
4.500% due 02/15/2028		300	286

Clearway Energy Operating LLC
3.750% due 02/15/2031		185	163

Constellation Energy Generation LLC
3.250% due 06/01/2025		120	117

Electricite de France SA
4.875% due 09/21/2038		100	93
9.125% due 03/15/2033 (e)		120	134

Exelon Corp.
3.400% due 04/15/2026		305	295

FirstEnergy Corp.
2.250% due 09/01/2030		90	76
3.400% due 03/01/2050		650	459

Georgia Power Co.
4.950% due 05/17/2033		90	91

MidAmerican Energy Co.
3.650% due 04/15/2029		335	320

ONEOK, Inc.
5.200% due 07/15/2048		100	94

Pacific Gas & Electric Co.
3.300% due 12/01/2027		600	561
4.550% due 07/01/2030		365	348
6.950% due 03/15/2034		250	275

PacifiCorp
5.500% due 05/15/2054		390	384

Southern California Edison Co.
5.875% due 12/01/2053		585	630

Sprint Capital Corp.
6.875% due 11/15/2028		600	651

Tallgrass Energy Partners LP
6.000% due 12/31/2030		545	507

Targa Resources Partners LP
5.000% due 01/15/2028		60	59

Telecom Italia SpA
7.875% due 07/31/2028	EUR	250	307

			7,275

Total Corporate Bonds & Notes (Cost $76,475)			79,249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2023
5.125% due 03/01/2038		$155	$157

California State University Revenue Bonds, Series 2020
2.975% due 11/01/2051		215	153

Total Municipal Bonds & Notes (Cost $311)			310

U.S. GOVERNMENT AGENCIES 42.5%

Uniform Mortgage-Backed Security
6.000% due 10/01/2053		179	183

Uniform Mortgage-Backed Security, TBA
5.000% due 01/01/2054 - 02/01/2054		30,550	30,232
5.500% due 02/01/2054		38,430	38,604
6.000% due 02/01/2054		52,590	53,402

Total U.S. Government Agencies (Cost $121,909)			122,421

U.S. TREASURY OBLIGATIONS 11.9%

U.S. Treasury Bonds
4.375% due 08/15/2043		3,441	3,514

U.S. Treasury Inflation Protected Securities (d)
1.125% due 01/15/2033 (i)		8,941	8,465
1.250% due 04/15/2028		17,852	17,393

U.S. Treasury Notes
3.625% due 05/31/2028		5,040	4,987

Total U.S. Treasury Obligations (Cost $33,830)			34,359

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.2%

American Home Mortgage Assets Trust
5.932% due 11/25/2046 •		503	142

Angel Oak Mortgage Trust
4.800% due 11/25/2067 þ		2,450	2,384
6.500% due 12/25/2067 þ		927	934

AREIT LLC
7.470% due 02/17/2028		500	501

Avon Finance
6.087% due 12/28/2049	GBP	951	1,209

Benchmark Mortgage Trust
2.732% due 02/15/2053		$1,400	1,231
3.944% due 07/15/2051		1,300	1,230

BX Commercial Mortgage Trust
6.375% due 02/15/2039		243	239

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063		1,084	958

CIM Trust
3.250% due 10/25/2058		1,249	1,107
6.639% due 12/25/2067 þ		466	470

COLT Mortgage Loan Trust
5.162% due 04/25/2067 þ		809	790

Credit Suisse Mortgage Capital Trust
3.650% due 07/25/2058		808	787

Cross Mortgage Trust
6.615% due 03/25/2068 þ		471	476

DC Commercial Mortgage Trust
6.314% due 09/12/2040		500	517

GCAT Trust
4.250% due 05/25/2067		3,200	2,946

ILPT Commercial Mortgage Trust
7.607% due 10/15/2039		1,878	1,875

Independence Plaza Trust
3.763% due 07/10/2035		1,000	956

JP Morgan Chase Commercial Mortgage Securities Trust
6.526% due 02/15/2035 •		873	867

JP Morgan Mortgage Trust
4.625% due 07/25/2063		1,888	1,783
5.250% due 11/25/2063		482	474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MFA Trust
6.105% due 12/25/2068 þ	$2,700	$2,716
6.775% due 10/25/2058 þ	1,186	1,201

NLT Trust
3.200% due 10/25/2062	3,800	3,390

OBX Trust
6.465% due 10/25/2063 þ	1,017	1,030
6.520% due 07/25/2063 þ	469	473
6.567% due 06/25/2063 þ	464	469
6.844% due 04/25/2063 þ	1,164	1,188
7.159% due 10/25/2063 þ	1,948	1,999

OPEN Trust
8.451% due 10/15/2028	691	695

PRKCM Trust
6.584% due 09/25/2058 þ	971	987
7.225% due 11/25/2058 þ	983	1,009

PRPM LLC
4.000% due 11/25/2053 þ	1,169	1,111
6.250% due 08/25/2068 þ	982	985

PRPM Trust
6.221% due 11/25/2068 þ	2,100	2,111

SMRT Commercial Mortgage Trust
6.362% due 01/15/2039 •	1,500	1,470

Starwood Mortgage Trust
6.526% due 04/15/2034 •	1,439	1,417

Towd Point Mortgage Trust
2.750% due 07/25/2057	544	535
3.750% due 04/25/2057	1,500	1,442
6.470% due 10/25/2048 •	997	1,006

Verus Securitization Trust
2.417% due 01/25/2060 þ	457	438
5.811% due 05/25/2068 þ	2,036	2,035
5.999% due 02/25/2068 þ	1,048	1,050
6.193% due 03/25/2068 þ	435	436
6.259% due 12/25/2068 þ	2,100	2,117
6.443% due 08/25/2068 þ	1,128	1,142
6.665% due 09/25/2068 þ	1,171	1,188
6.876% due 11/25/2068	1,494	1,523
7.070% due 10/25/2068 þ	982	1,002

Visio Trust
6.598% due 10/25/2058 þ	976	985

Wells Fargo Commercial Mortgage Trust
2.892% due 08/15/2052	1,400	1,249
3.640% due 12/15/2059	500	477

WSTN Trust
6.297% due 07/05/2037	400	408

Total Non-Agency Mortgage-Backed Securities (Cost $60,246)		61,160

ASSET-BACKED SECURITIES 29.6%

37 Capital CLO Ltd.
7.167% due 01/15/2034	1,700	1,699

522 Funding CLO Ltd.
6.757% due 04/20/2030	1,168	1,167

AIMCO CLO
6.755% due 01/15/2032	2,400	2,400

Allegro CLO Ltd.
6.755% due 06/13/2031	2,616	2,616

American Money Management Corp. CLO Ltd.
6.581% due 11/10/2030 •	1,341	1,338

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.415% due 07/25/2035	364	358

Ares CLO Ltd.
6.825% due 10/15/2030	977	978

Avis Budget Rental Car Funding AESOP LLC
5.200% due 10/20/2027	500	501
5.900% due 08/21/2028	1,200	1,226

Benefit Street Partners CLO Ltd.
6.605% due 10/15/2030 •	392	391

Carlyle Global Market Strategies CLO Ltd.
6.691% due 05/15/2031	1,009	1,008

Carlyle U.S. CLO Ltd.
6.815% due 10/15/2035	1,200	1,199

114	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carvana Auto Receivables Trust
0.860% due 01/11/2027		$2,500	$2,394
5.620% due 01/10/2029		1,500	1,518
6.230% due 01/11/2027		2,500	2,510

Chase Funding Trust
5.930% due 12/25/2033		1,178	1,144

CIFC Funding Ltd.
6.610% due 10/24/2030 •		253	253
6.684% due 04/23/2029 •		434	434
6.784% due 01/22/2031		1,208	1,208

Citizens Auto Receivables Trust
5.830% due 02/15/2028		1,000	1,015

CRB Securitization Trust
6.960% due 10/20/2033		500	506

Cumulus Static CLO DAC
5.499% due 04/25/2033	EUR	1,400	1,545

ECMC Group Student Loan Trust
6.602% due 11/25/2069 •		$1,121	1,118

Elevation CLO Ltd.
6.935% due 07/15/2029		170	170

Elmwood CLO Ltd.
6.717% due 10/20/2034		2,000	2,003

Enterprise Fleet Financing LLC
5.420% due 10/22/2029		574	580

Exeter Automobile Receivables Trust
6.310% due 10/15/2027		1,000	1,007

Goldentree Loan Management U.S. CLO Ltd.
7.027% due 01/20/2034		1,000	1,000

Hertz Vehicle Financing LLC
1.990% due 06/25/2026		2,500	2,390
5.490% due 06/25/2027		500	502

ICG U.S. CLO Ltd.
6.800% due 01/24/2032		1,000	999

IXIS Real Estate Capital Trust
6.070% due 03/25/2036		161	84

LAD Auto Receivables Trust
5.210% due 06/15/2027		1,382	1,375

LCM LP
6.785% due 10/15/2031 ~		1,000	999

Madison Park Funding Ltd.
6.614% due 10/21/2030		489	488

MidOcean Credit CLO
6.794% due 04/21/2031		1,024	1,024

Morgan Stanley ABS Capital, Inc. Trust
6.090% due 12/25/2035 •		440	426

Nassau Ltd.
6.905% due 01/15/2030		699	700

Navient Student Loan Trust
6.352% due 08/26/2069		1,130	1,117

Nelnet Student Loan Trust
6.640% due 02/20/2041		441	448
7.538% due 02/20/2041		441	442

Neuberger Berman CLO Ltd.
6.575% due 10/15/2029		948	946

OCP CLO Ltd.
6.797% due 07/20/2029 •		252	252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Financial Issuance Trust
1.750% due 09/14/2035	$2,500	$2,306

Pagaya AI Debt Selection Trust
7.128% due 06/16/2031	571	572
7.228% due 07/15/2031	700	702

PAGAYA AI Debt Trust
6.664% due 03/15/2030	1,797	1,803

Pagaya AI Debt Trust
7.656% due 05/15/2030 «	1,000	1,002
7.962% due 12/16/2030	1,302	1,318

Race Point CLO Ltd.
6.669% due 02/20/2030	1,479	1,478

Research-Driven Pagaya Motor Asset Trust
7.130% due 01/26/2032	1,185	1,192

Santander Drive Auto Receivables Trust
5.930% due 07/17/2028	600	611
5.980% due 04/16/2029	500	509
6.160% due 12/17/2029	500	512
6.400% due 03/17/2031	500	514
6.430% due 02/18/2031	500	513

Saxon Asset Securities Trust
5.870% due 09/25/2047 •	671	613

SCCU Auto Receivables Trust
5.700% due 10/16/2028	2,600	2,619

Securitized Asset-Backed Receivables LLC Trust
5.730% due 01/25/2037	942	888

SFS Auto Receivables Securitization Trust
5.470% due 12/20/2029	500	507

Signal Peak CLO Ltd.
6.750% due 04/25/2031 •	851	852

SMB Private Education Loan Trust
5.380% due 01/15/2053	434	435

Steele Creek CLO Ltd.
6.744% due 04/21/2031 •	1,803	1,806

Structured Asset Securities Corp.
6.130% due 02/25/2035 •	42	42

Symphony CLO Ltd.
7.159% due 01/20/2037	1,000	1,000

Synchrony Card Funding LLC
3.370% due 04/15/2028	2,700	2,642

Tesla Electric Vehicle Trust
5.380% due 06/20/2028	3,000	3,029

TIAA CLO Ltd.
6.805% due 01/16/2031 •	891	892
6.907% due 01/20/2032	1,800	1,799

Toyota Auto Loan Extended Note Trust
4.930% due 06/25/2036	400	404

Trestles CLO Ltd.
6.730% due 07/25/2031	956	957

Trillium Credit Card Trust
6.241% due 08/26/2028	1,000	1,004

Trinitas CLO Ltd.
6.777% due 07/20/2031	1,986	1,987

Upstart Pass-Through Trust
7.900% due 10/20/2028	2,088	2,114

Venture CLO Ltd.
6.807% due 04/20/2032 •	500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
6.655% due 10/15/2030 •		$405	$404
6.684% due 04/17/2030		2,201	2,199

Total Asset-Backed Securities (Cost $84,713)			85,202

SOVEREIGN ISSUES 0.8%

Mexico Government International Bond
2.750% due 11/27/2031 (d)	MXN	2,395	125
4.000% due 11/30/2028 (d)		15,980	920

Romania Government International Bond
6.375% due 09/18/2033	EUR	150	175

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	22,750	1,145

Total Sovereign Issues (Cost $2,261)			2,365

SHORT-TERM INSTRUMENTS 6.2%

COMMERCIAL PAPER 2.2%

Arrow Electronics, Inc.
5.850% due 01/11/2024		$500	499

Bacardi-Martini BV
5.950% due 01/23/2024		1,000	996

Conagra Foods, Inc.
5.850% due 01/18/2024		1,000	997

Constellation Energy Generation LLC
5.660% due 01/09/2024		1,000	998

Fidelity National Information Services, Inc.
5.650% due 01/05/2024		1,000	999

Global Payments, Inc.
6.030% due 01/18/2024		1,000	996

Quanta Storage, Inc.
5.850% due 01/04/2024		1,000	999

			6,484

REPURCHASE AGREEMENTS (g) 3.6%
			10,400

HUNGARY TREASURY BILLS 0.4%
10.900% due 01/04/2024 (b)(c)	HUF	434,000	1,250

Total Short-Term Instruments (Cost $18,148)			18,134

Total Investments in Securities (Cost $399,480)			404,801

Total Investments 140.4% (Cost $399,480)			$404,801
Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $4,223)			(216)

Other Assets and Liabilities, net (40.3)%			(116,289)

Net Assets 100.0%			$288,296

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Zero coupon security.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	115

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund	(Cont.)

(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oracle Corp.	2.300%	03/25/2028	08/17/2023 - 10/12/2023	$613	$638	0.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.150%	12/29/2023	01/02/2024	$2,000	U.S. Treasury Notes 0.625% due 05/15/2030	$(2,040)	$2,000	$2,001
	5.420	12/29/2023	01/02/2024	8,400	U.S. Treasury Bonds 3.750% due 08/15/2041	(8,566)	8,400	8,405

Total Repurchase Agreements						$(10,606)	$10,400	$10,406

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$10,406	$0	$0	$0	$10,406	$(10,606)	$(200)

Total Borrowings and Other Financing Transactions	$10,406	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(387) at a weighted average interest rate of 5.414%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2024	64	$7,225	$133	$0	$0

Total Futures Contracts				$133	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.750%	$ 500	$3	$2	$5	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2028	3.305	100	5	2	7	0	0
Calpine Corp.	5.000	Quarterly	06/20/2028	2.674	425	25	14	39	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2028	1.762	200	21	5	26	0	0
Newell Brands, Inc.	1.000	Quarterly	06/20/2028	3.418	200	(24)	6	(18)	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.700	200	1	1	2	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.739	100	1	0	1	0	0

						$32	$30	$62	$0	$0

116	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-40 5-Year Index	1.000%	Quarterly	12/20/2028	500	$(24)	$10	$(14)	$0	$0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	297	10	9	19	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	35,244	1,383	737	2,120	0	(10)
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	159,200	2,806	340	3,146	0	(41)

					$4,175	$1,096	$5,271	$0	$(51)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.850%	Annual	09/20/2033	JPY	360,000	$31	$(44)	$(13)	$1	$0
Pay	1-Year BRL-CDI	11.456	Maturity	01/02/2026	BRL	15,880	43	25	68	0	(2)
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033	AUD	5,600	(48)	86	38	3	0
Pay	6-Month CZK-PRIBOR	4.270	Annual	08/01/2028	CZK	30,400	4	18	22	6	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	03/20/2034	EUR	2,400	65	61	126	0	(27)
Receive(5)	6-Month EUR-EURIBOR	2.750	Annual	03/20/2054		1,000	(59)	(45)	(104)	28	0

							$36	$101	$137	$38	$(29)

Total Swap Agreements							$4,243	$1,227	$5,470	$38	$(80)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$38	$38	$0	$0	$(80)	$(80)

(i)

Securities with an aggregate market value of $4,626 and cash of $2,498 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	PEN	2,352		$634	$0	$(2)
	01/2024		$5	TRY	138	0	0
	02/2024	CNY	166		$23	0	0
	03/2024	TWD	832		27	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	117

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2024		$44	INR	3,722	$0	$0
	03/2024		770	TWD	23,986	24	0

BPS	01/2024	EUR	88		$96	0	(2)
	01/2024	HUF	86,878		248	0	(3)
	01/2024	PEN	156		42	0	0
	02/2024	CNY	705		100	0	0
	02/2024	TWD	4,967		156	0	(8)
	03/2024	CNY	956		135	0	(1)
	03/2024	TWD	1,970		64	0	(2)
	03/2024		$155	INR	12,927	0	0

BRC	01/2024		180	TRY	5,334	0	0
	03/2024	CNY	1,231		$174	0	0
	03/2024		$2	THB	69	0	0
	03/2024		884	TRY	27,693	0	(9)
	04/2024		158		5,117	0	(2)

CBK	01/2024	HUF	6,148		$18	0	0
	01/2024	MXN	7,731		441	0	(12)
	01/2024		$408	HUF	140,720	0	(2)
	01/2024		40	TRY	1,181	0	0
	01/2024	ZAR	2,967		$160	0	(2)
	02/2024	CNY	165		23	0	0
	02/2024		$267	BRL	1,367	15	0
	03/2024	PEN	5		$1	0	0
	03/2024		$26	IDR	408,928	1	0

FAR	02/2024	CNY	253		$35	0	(1)

GLM	01/2024	MXN	5,696		325	0	(9)
	01/2024		$103	MXN	1,795	2	0
	01/2024		292	PLN	1,171	5	0
	01/2024	ZAR	950		$52	0	0
	02/2024	BRL	2		0	0	0
	02/2024		$40	TRY	1,221	0	0
	03/2024	CZK	8,809		$393	0	0
	03/2024		$21	IDR	331,170	1	0
	03/2024		110	TRY	3,455	0	(1)

JPM	01/2024	HUF	325,686		$927	0	(12)
	01/2024	ZAR	9,151		478	0	(21)
	02/2024		$28	BRL	135	0	0
	03/2024	TWD	17,050		$548	0	(16)
	03/2024		$14	IDR	216,255	0	0
	03/2024		46	INR	3,875	0	0

MBC	01/2024	EUR	3,251		$3,557	0	(33)
	02/2024	CNY	246		34	0	(1)
	03/2024		198		28	0	0

MYI	01/2024	HUF	14,244		40	0	(1)
	02/2024	CNY	683		95	0	(2)
	03/2024		$239	IDR	3,673,399	0	0

RBC	03/2024		28		433,944	0	0
	04/2024	MXN	8		$0	0	0

SCX	01/2024		$10	TRY	307	0	0
	02/2024	CNY	2,316		$326	0	(1)
	03/2024		$97	INR	8,071	0	0

SOG	01/2024		29	BRL	143	1	0
	03/2024	CZK	1,009		$45	0	0

UAG	01/2024	GBP	994		1,258	0	(9)
	01/2024	ZAR	8,777		460	0	(19)
	03/2024		$23	IDR	360,929	0	0

Total Forward Foreign Currency Contracts						$49	$(172)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus TWD	TWD	31.150	03/11/2024	1,500	$(20)	$(51)

Total Written Options						$(20)	$(51)

118	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$24	$0	$0	$24	$(3)	$(51)	$0	$(54)	$(30)	$0	$(30)
BPS	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
BRC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
CBK	16	0	0	16	(16)	0	0	(16)	0	0	0
FAR	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	8	0	0	8	(10)	0	0	(10)	(2)	0	(2)
JPM	0	0	0	0	(49)	0	0	(49)	(49)	0	(49)
MBC	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
MYI	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SOG	1	0	0	1	0	0	0	0	1	0	1
UAG	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)

Total Over the Counter	$49	$0	$0	$49	$(172)	$(51)	$0	$(223)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$38	$38

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49	$0	$49

	$0	$0	$0	$49	$38	$87

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$51	$0	$0	$29	$80

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$172	$0	$172
Written Options	0	0	0	51	0	51

	$0	$0	$0	$223	$0	$223

	$0	$51	$0	$223	$29	$303

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$115	$115
Swap Agreements	0	839	0	0	29	868

	$0	$839	$0	$0	$144	$983

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	119

Schedule of Investments	PIMCO Multisector Bond Active Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$133	$133
Swap Agreements	0	1,023	0	0	100	1,123

	$0	$1,023	$0	$0	$233	$1,256

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(123)	$0	$(123)
Written Options	0	0	0	(31)	0	(31)

	$0	$0	$0	$(154)	$0	$(154)

	$0	$1,023	$0	$(154)	$233	$1,102

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,601	$0	$1,601
Corporate Bonds & Notes
Banking & Finance	0	26,768	682	27,450
Industrials	0	44,524	0	44,524
Utilities	0	7,275	0	7,275
Municipal Bonds & Notes
California	0	310	0	310
U.S. Government Agencies	0	122,421	0	122,421
U.S. Treasury Obligations	0	34,359	0	34,359
Non-Agency Mortgage-Backed Securities	0	61,160	0	61,160
Asset-Backed Securities	0	84,200	1,002	85,202
Sovereign Issues	0	2,365	0	2,365
Short-Term Instruments
Commercial Paper	0	6,484	0	6,484
Repurchase Agreements	0	10,400	0	10,400
Hungary Treasury Bills	0	1,250	0	1,250

Total Investments	$0	$403,117	$1,684	$404,801

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$38	$0	$38
Over the counter	0	49	0	49

	$0	$87	$0	$87

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(80)	0	(80)
Over the counter	0	(223)	0	(223)

	$0	$(303)	$0	$(303)

Total Financial Derivative Instruments	$0	$(216)	$0	$(216)

Totals	$0	$402,901	$1,684	$404,585

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

120	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.1%

CORPORATE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

Toledo Hospital
5.325% due 11/15/2028	$250	$230
6.015% due 11/15/2048	200	157

Total Corporate Bonds & Notes (Cost $347)		387

MUNICIPAL BONDS & NOTES 94.1%

ALABAMA 2.4%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.500% due 06/01/2049	1,400	1,499
5.500% due 10/01/2054	400	442

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	400	427

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	233	223

		2,591

ALASKA 0.3%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	250	268

ARIZONA 3.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.050% due 02/01/2048	1,000	1,000
4.250% due 01/01/2040	480	299

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2023
5.000% due 07/01/2042	1,000	1,147

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2023
5.000% due 01/01/2050	1,000	1,112

		3,558

ARKANSAS 0.7%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	200	199

County of Pulaski Hospital, Arkansas Revenue Bonds, Series 2023
4.250% due 03/01/2048	500	501

		700

CALIFORNIA 14.2%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (e)	500	273

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,000	1,007

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	400	432
5.250% due 01/01/2054	250	265
5.250% due 11/01/2054	700	758
5.500% due 10/01/2054	200	222

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	800	667

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	100	83

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	$750	$735
4.000% due 06/01/2050	500	483

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
3.650% due 01/01/2050	1,200	1,199

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	250	232

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2040 ^(b)	250	19

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	600	594

California State General Obligation Bonds, Series 2023
4.000% due 09/01/2043	400	418

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	250	278

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.250% due 12/01/2056	250	251

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	500	409

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.500% due 10/01/2046	500	383

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (e)	200	102

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	5,500	650
3.850% due 06/01/2050	885	820

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	250	262

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
4.000% due 09/01/2058	500	495

Long Beach Bond Finance Authority, California General Obligation Bonds, Series 2023
4.000% due 08/01/2053	750	749

Los Angeles Department of Airports, California Revenue Bonds, Series 2023
5.000% due 05/15/2036	500	571

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	150	152

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	900	972

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2038	650	692

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2023
4.000% due 11/01/2039	300	320

San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 1993
0.000% due 01/01/2025 (c)	500	486

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	1,000	167

		15,146

COLORADO 2.4%

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.420% (MUNIPSA) due 05/15/2061 ~	500	496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/15/2062	$1,500	$1,579

Denver, Colorado Airport System City & County Revenue Bonds, Series 2018
5.000% due 12/01/2031	440	473

		2,548

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	250	234

DISTRICT OF COLUMBIA 1.1%

Washington Metropolitan Area Transit Authority Dedicated, District of Columbia Revenue Bonds, Series 2023
5.000% due 07/15/2037	500	594
5.000% due 07/15/2048	500	556

		1,150

FLORIDA 2.5%

Florida Development Finance Corp. Revenue Notes, Series 2023
5.000% due 09/01/2026	500	523

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	400	440

Jacksonville, Florida Revenue Bonds, Series 2023
5.000% due 10/01/2043	510	574

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	500	500

Palm Beach County, Florida Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2029	375	402

Village Community Development District No. 15, Florida Special Assessment Notes, Series 2023
4.250% due 05/01/2028	250	250

		2,689

GEORGIA 2.9%

Columbia County Hospital Authority, Georgia Revenue Bonds, Series 2023
5.750% due 04/01/2053	500	571

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	1,000	1,006

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	400	431

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 01/01/2035	500	507

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063	500	532

		3,047

IDAHO 0.2%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	250	197

ILLINOIS 6.5%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2029	250	251

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.500% due 01/01/2055	1,000	1,086

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	121

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DeKalb County, Illinois Community Unit School District No 428, DeKalb General Obligation Debt Certificates Bonds, Series 2023
5.000% due 01/01/2041	$500	$547

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2041	500	513

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	1,000	1,106

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2033	1,000	1,015

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	1,250	1,369

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	1,000	1,058

		6,945

INDIANA 1.9%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	250	254

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	250	235

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series 2023
5.750% due 03/01/2043	300	330

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	100	103

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	100	103

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	1,000	1,025

		2,050

IOWA 0.5%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	500	508

KENTUCKY 1.2%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2040	500	504

Louisville/Jefferson County Metropolitan Government, Kentucky Revenue Bonds, Series 2023
5.000% due 10/01/2038	700	777

		1,281

LOUISIANA 0.7%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, Series 2022
5.000% due 08/15/2026	475	498

Louisiana Public Facilities Authority Revenue Bonds, Series 2023
5.000% due 07/01/2040	250	281

		779

MASSACHUSETTS 2.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.250% due 10/01/2047	1,000	1,132

Commonwealth of Massachusetts General Obligation Bonds, Series 2023
5.000% due 10/01/2046	700	788

Massachusetts Port Authority Revenue Bonds, Series 2022
5.000% due 07/01/2036	500	564

		2,484

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 3.9%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$250	$186

Detroit, Michigan General Obligation Bonds, Series 2023
6.000% due 05/01/2039	300	346

Detroit, Michigan Sewage Disposal System Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 07/01/2029	490	518

Great Lakes Water Authority Sewage Disposal System, Michigan Revenue Bonds, Series 2023
5.250% due 07/01/2053	750	848

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2065 (c)	2,500	270
5.000% due 06/01/2040	500	527

Michigan Trunk Line State Revenue Bonds, Series 2023
5.000% due 11/15/2046	500	568

Wayne County, Michigan Airport Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2031	750	842

		4,105

MULTI-STATE 1.9%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
0.000% due 12/25/2036	699	677
4.141% due 01/25/2040	398	360
4.548% due 08/25/2040	1,000	991

		2,028

NEVADA 1.0%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	500	494

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
8.125% due 01/01/2050	400	407

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	1,000	132

		1,033

NEW HAMPSHIRE 1.4%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
3.875% due 01/20/2038	498	482

New Hampshire Business Finance Authority Revenue Notes, Series 2022
4.000% due 12/01/2028	1,000	1,018

		1,500

NEW JERSEY 2.6%

Middlesex County Improvement Authority, New Jersey Revenue Bonds, Series 2023
5.000% due 08/15/2053	500	553

New Jersey Educational Facilities Authority Revenue Bonds, Series 2023
4.625% due 09/01/2048	250	261

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,000	1,087

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2023
5.000% due 06/15/2037	500	583

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	235	239

		2,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 0.3%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	$350	$353

NEW YORK 10.0%

New York City, New York General Obligation Bonds, Series 2022
5.250% due 10/01/2041	250	290

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2048	200	229
5.250% due 06/15/2053	300	341

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	500	586

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2024
5.000% due 11/01/2037 (a)	500	602

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	350	348
5.150% due 11/15/2034	235	235

New York Power Authority Revenue Bonds, (AGM Insured), Series 2023
5.000% due 11/15/2038	1,000	1,177

New York State Dormitory Authority Revenue Bonds, Series 2020
5.000% due 07/01/2050	500	537

New York State Dormitory Authority Revenue Bonds, Series 2022
5.000% due 03/15/2041	500	563

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2053	500	553

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.500% due 06/30/2044	500	552

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	500	558
6.000% due 06/30/2054	500	553

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2027	250	256

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	550	541

Port Authority of New York & New Jersey Revenue Bonds, Series 2023
5.000% due 07/15/2037	335	378

Riverhead IDA Economic Job Development Corp., New York Revenue Bonds, (FNMA Insured), Series 2023
4.500% due 02/01/2041	1,000	1,034

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	1,500	168
4.000% due 06/01/2050	300	274

Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2022
5.000% due 11/15/2032	250	301

Utility Debt Securitization Authority, New York Revenue Bonds, Series 2023
5.000% due 12/15/2041	500	589

		10,665

NORTH CAROLINA 1.1%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	1,000	1,157

122	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH DAKOTA 0.5%

Grand Forks, North Dakota Revenue Bonds, (AGM Insured), Series 2023
5.000% due 12/01/2041	$525	$578

OHIO 2.0%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2017
5.000% due 08/01/2042	500	522

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	2,400	258
4.000% due 06/01/2048	500	463

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	500	510

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	400	367

		2,120

OKLAHOMA 0.6%

Oklahoma Turnpike Authority Revenue Bonds, Series 2023
5.500% due 01/01/2053	600	678

PENNSYLVANIA 4.5%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	500	503

Commonwealth of Pennsylvania General Obligation Bonds, Series 2016
4.000% due 09/15/2034	500	514

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.970% (MUNIPSA) due 08/15/2038 ~(f)	970	959

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	500	513

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	250	257
5.000% due 12/31/2038	500	507

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2039	500	552

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	982

		4,787

PUERTO RICO 4.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	256	140
0.000% due 11/01/2051	2,077	1,049

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	400	368

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	457	406

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	500	157
0.000% due 07/01/2051 (c)	5,400	1,268
5.000% due 07/01/2058	750	755

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	250	252

		4,395

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 0.9%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	$750	$756
5.000% due 06/01/2050	200	201

		957

SOUTH CAROLINA 1.8%

Columbia, South Carolina Waterworks & Sewer System Revenue Bonds, Series 2022
4.250% due 02/01/2041	625	662

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	200	218

South Carolina Public Service Authority Revenue Bonds, (BAM,NPFGC Insured), Series 2013
4.000% due 12/01/2049	1,000	983

		1,863

TENNESSEE 1.0%

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	1,000	1,003

TEXAS 7.3%

Aledo Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2048	100	110

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
5.250% due 12/01/2045	250	250

Austin, Texas Electric Utility Revenue Bonds, Series 2023
5.000% due 11/15/2048	500	554

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	250	139

Denton Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 08/15/2048	700	785

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2023
5.000% due 10/01/2052	500	539

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2021
4.050% due 10/01/2041	1,000	1,000

Houston, Texas Airport System Revenue Bonds,(AGM Insured), Series 2023
5.000% due 07/01/2038	100	111

Hutto Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 08/01/2048	500	555

Matagorda County, Texas Navigation District No 1, Revenue Bonds, Series 2001
2.600% due 11/01/2029	250	230

Medina Valley Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
4.500% due 02/15/2047	500	524

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	250	181

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.250% due 01/01/2042	100	77

Southwest Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/01/2046	200	222

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	400	431

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2020
4.000% due 12/31/2037	250	255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Water Development Board Revenue Bonds, Series 2022
4.800% due 10/15/2052	$600	$645
5.000% due 10/15/2057	250	275

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	500	547
5.000% due 10/15/2058	300	332

		7,762

UTAH 0.3%

City of Salt Lake, Utah Revenue Bonds, Series 2023
5.250% due 07/01/2037	300	343

VIRGINIA 0.5%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	525	494

WASHINGTON 1.8%

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	350	349

Washington State General Obligation Bonds, Series 2023
5.000% due 06/01/2040	1,000	1,157

Washington State Housing Finance Commission Revenue Bonds, Series 2023
3.375% due 04/20/2037	499	452

		1,958

WEST VIRGINIA 0.3%

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
6.000% due 09/01/2053	300	340

WISCONSIN 3.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	250	254
4.000% due 03/31/2056	250	207

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	400	376

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2021
4.000% due 04/01/2046	750	726

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2045 (c)	1,000	388

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
3.950% due 04/01/2035	1,000	1,000

Wisconsin State General Obligation Notes, Series 2022
4.290% (MUNIPSA) due 05/01/2025 ~	240	239

		3,190

Total Municipal Bonds & Notes (Cost $96,115)		100,207

U.S. GOVERNMENT AGENCIES 0.2%

Freddie Mac
2.990% due 04/25/2043	200	168

Total U.S. Government Agencies (Cost $158)		168

SHORT-TERM INSTRUMENTS 7.4%

REPURCHASE AGREEMENTS (g) 6.4%
		6,800

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	123

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.0%
5.385% due 04/16/2024 (c)(d)	$1,100	$1,083

Total Short-Term Instruments (Cost $7,883)		7,883

Total Investments in Securities (Cost $104,503)		108,645

Total Investments 102.1% (Cost $104,503)		$108,645

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $0)		13

Other Assets and Liabilities, net (2.1)%		(2,257)

Net Assets 100.0%		$106,401

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.970%	08/15/2038	09/14/2021	$ 989	$959	0.90%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.450%	12/29/2023	01/02/2024	$6,800	U.S. Treasury Notes 1.000% due 07/31/2028	$(6,947)	$6,800	$6,804

Total Repurchase Agreements						$(6,947)	$6,800	$6,804

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$6,804	$0	$0	$0	$6,804	$(6,947)	$(143)

Total Borrowings and Other Financing Transactions	$6,804	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

124	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2024	79	$(8,918)	$(161)	$13	$0

Total Futures Contracts				$(161)	$13	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$0	$13	$0	$0	$0	$0

Cash of $215 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(228)	$(228)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$387	$0	$387
Municipal Bonds & Notes
Alabama	0	2,591	0	2,591

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Alaska	$0	$268	$0	$268
Arizona	0	3,558	0	3,558
Arkansas	0	700	0	700
California	0	15,146	0	15,146
Colorado	0	2,548	0	2,548

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	125

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Delaware	$0	$234	$0	$234
District of Columbia	0	1,150	0	1,150
Florida	0	2,689	0	2,689
Georgia	0	3,047	0	3,047
Idaho	0	197	0	197
Illinois	0	6,945	0	6,945
Indiana	0	2,050	0	2,050
Iowa	0	508	0	508
Kentucky	0	1,281	0	1,281
Louisiana	0	779	0	779
Massachusetts	0	2,484	0	2,484
Michigan	0	4,105	0	4,105
Multi-State	0	2,028	0	2,028
Nevada	0	1,033	0	1,033
New Hampshire	0	1,500	0	1,500
New Jersey	0	2,723	0	2,723
New Mexico	0	353	0	353
New York	0	10,665	0	10,665
North Carolina	0	1,157	0	1,157
North Dakota	0	578	0	578
Ohio	0	2,120	0	2,120
Oklahoma	0	678	0	678
Pennsylvania	0	4,787	0	4,787
Puerto Rico	0	4,395	0	4,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Rhode Island	$0	$957	$0	$957
South Carolina	0	1,863	0	1,863
Tennessee	0	1,003	0	1,003
Texas	0	7,762	0	7,762
Utah	0	343	0	343
Virginia	0	494	0	494
Washington	0	1,958	0	1,958
West Virginia	0	340	0	340
Wisconsin	0	3,190	0	3,190
U.S. Government Agencies	0	168	0	168
Short-Term Instruments
Repurchase Agreements	0	6,800	0	6,800
U.S. Treasury Bills	0	1,083	0	1,083

Total Investments	$0	$108,645	$0	$108,645

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$13	$0	$13

Total Financial Derivative Instruments	$0	$13	$0	$13

Totals	$0	$108,658	$0	$108,658

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

126	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

CORPORATE BONDS & NOTES 54.3%

BANKING & FINANCE 42.8%

Allstate Corp.
8.579% due 08/15/2053 •		$646	$643

Banco Bilbao Vizcaya Argentaria SA
9.375% due 03/19/2029 (d)(e)		1,061	1,137

Banco Santander SA
9.625% due 11/21/2028 (d)(e)		200	215
9.625% due 05/21/2033 (d)(e)		600	657

Bank of Nova Scotia
3.625% due 10/27/2081 •(e)(f)		979	754
8.625% due 10/27/2082 (e)		200	208

Barclays PLC
8.000% due 03/15/2029 •(d)(e)		842	828
9.625% due 12/15/2029 (d)(e)		600	625

BNP Paribas SA
4.625% due 02/25/2031 •(d)(e)		980	792
7.750% due 08/16/2029 •(d)(e)		400	409
8.500% due 08/14/2028 (d)(e)		699	734
9.250% due 11/17/2027 •(d)(e)		969	1,039

Burford Capital Global Finance LLC
9.250% due 07/01/2031		695	740

Cooperatieve Rabobank UA
4.875% due 06/29/2029 •(d)(e)	EUR	1,800	1,799

Corebridge Financial, Inc.
6.875% due 12/15/2052		$643	642

Credit Agricole SA
7.875% due 01/23/2024 •(d)(e)		1,122	1,123
8.125% due 12/23/2025 •(d)(e)		200	204

Credit Suisse AG AT1 Claim		800	96

Danske Bank AS
7.000% due 06/26/2025 (d)(e)		300	296

Deutsche Bank AG
4.789% due 04/30/2025 •(d)(e)		200	177
5.882% due 07/08/2031 •		300	291
7.079% due 02/10/2034 •		489	503

Global Atlantic Fin Co.
4.400% due 10/15/2029		586	540

HSBC Holdings PLC
6.375% due 03/30/2025 •(d)(e)		300	297
6.500% due 03/23/2028 •(d)(e)		300	290

ING Groep NV
6.750% due 04/16/2024 •(d)(e)		1,940	1,933

Intesa Sanpaolo SpA
7.700% due 09/17/2025 •(d)(e)		400	394
8.248% due 11/21/2033 •		1,074	1,166

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •	EUR	1,257	1,359

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(d)(e)		$982	973
8.000% due 09/27/2029 •(d)(e)		1,333	1,339

Mitsubishi UFJ Financial Group, Inc.
8.200% due 01/15/2029 (d)(e)		800	870

Morgan Stanley
5.948% due 01/19/2038 •		1,501	1,519

Munich Re
5.875% due 05/23/2042 •		400	402

NatWest Group PLC
4.600% due 06/28/2031 •(d)(e)		1,053	793
6.000% due 12/29/2025 •(d)(e)		300	291
8.000% due 08/10/2025 •(d)(e)		772	775

Prudential Financial, Inc.
5.125% due 03/01/2052 •		700	660
6.000% due 09/01/2052 •		1,018	1,016

Societe Generale SA
9.375% due 11/22/2027 •(d)(e)		484	508
10.000% due 11/14/2028 (d)(e)		200	214

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(d)(e)		400	331

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto-Dominion Bank
8.125% due 10/31/2082 •(e)	$628	$655

UBS Group AG
9.016% due 11/15/2033 •	762	937
9.250% due 11/13/2028 (d)(e)	300	324
9.250% due 11/13/2033 (d)(e)	200	222

UniCredit SpA
5.459% due 06/30/2035 •	906	853

Voya Financial, Inc.
4.700% due 01/23/2048 •	1,136	936

		33,509

INDUSTRIALS 4.9%

Enbridge, Inc.
5.750% due 07/15/2080 •	715	661

Enterprise Products Operating LLC
5.375% due 02/15/2078 •	735	660
8.638% (TSFR3M + 3.248%) due 08/16/2077 ~	489	487

Plains All American Pipeline LP
9.751% (US0003M + 4.110%) due 01/29/2024 ~(d)	698	678

Southern Co.
3.750% due 09/15/2051 •	1,448	1,322

		3,808

UTILITIES 6.6%

American Electric Power Co., Inc.
3.875% due 02/15/2062 •	368	311

British Telecommunications PLC
4.875% due 11/23/2081 •	325	279

CMS Energy Corp.
3.750% due 12/01/2050	700	556

Duke Energy Corp.
3.250% due 01/15/2082 •	577	449

Electricite de France SA
9.125% due 03/15/2033 (d)	1,215	1,359

National Rural Utilities Cooperative Finance Corp.
7.125% due 09/15/2053	638	659

NextEra Energy Capital Holdings, Inc.
3.800% due 03/15/2082	300	256

Sempra
4.125% due 04/01/2052 •	1,120	967

Transcanada Trust
5.600% due 03/07/2082 •	436	366

		5,202

Total Corporate Bonds & Notes (Cost $40,693)		42,519

U.S. TREASURY OBLIGATIONS 2.7%

U.S. Treasury Bonds
3.625% due 05/15/2053	196	181
4.000% due 11/15/2042 (h)	1,952	1,898

Total U.S. Treasury Obligations (Cost $2,167)		2,079

	SHARES
PREFERRED SECURITIES 37.5%

BANKING & FINANCE 4.5%

Citigroup, Inc.
7.625% due 11/15/2028 (d)	210,000	215

Goldman Sachs Group, Inc.
7.500% due 02/10/2029 (d)	1,139,000	1,190

Wells Fargo & Co.
7.625% due 09/15/2028 (d)	2,033,000	2,132

		3,537

	SHARES	MARKET VALUE (000S)
ENERGY 1.4%

Energy Transfer LP
6.625% due 02/15/2028 •(d)	846,000	$710
7.125% due 05/15/2030 •(d)	400,000	372

		1,082

FINANCIALS 30.4%

Aircastle Ltd.
5.250% due 06/15/2026 •(d)	771,000	663

Ally Financial, Inc.
4.700% due 05/15/2028 •(d)	1,416,000	969

American Express Co.
3.550% due 09/15/2026 •(d)	400,000	344

Bank of America Corp.
4.375% due 01/27/2027 •(d)	1,333,000	1,194
5.875% due 03/15/2028 •(d)	1,218,000	1,169
8.774% due 01/29/2024 (d)	1,100,000	1,102

Charles Schwab Corp.
4.000% due 12/01/2030 •(d)	2,336,000	1,854
5.375% due 06/01/2025 •(d)	600,000	593

Citigroup, Inc.
4.000% due 12/10/2025 •(d)	971,000	897
7.375% due 05/15/2028 •(d)	1,031,000	1,047

CoBank ACB
6.450% due 10/01/2027 •(d)	400,000	392

Discover Financial Services
5.500% due 10/30/2027 •(d)	1,401,000	1,135

Equitable Holdings, Inc.
4.950% due 09/15/2025 (d)	331,000	320

General Motors Financial Co., Inc.
5.700% due 09/30/2030 •(d)	720,000	666

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(d)	1,295,000	1,215

HSBC Capital Funding Dollar LP
10.176% due 06/30/2030 •(d)	417,000	530

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(d)	682,000	658
6.750% due 02/01/2024 •(d)	700,000	700
8.219% due 02/01/2024 (d)	700,000	699

MetLife Capital Trust
7.875% due 12/15/2067	1,000,000	1,077

MetLife, Inc.
5.875% due 03/15/2028 •(d)	1,074,000	1,055

Morgan Stanley
5.875% due 09/15/2026 •(d)	400,000	382

PNC Financial Services Group, Inc.
5.000% due 11/01/2026 •(d)	295,000	276
6.250% due 03/15/2030 •(d)	1,139,000	1,065
8.679% due 03/01/2024 (d)	200,000	200

Progressive Corp.
8.185% due 01/29/2024 (d)	300,000	299

SVB Financial Group
4.100% due 02/15/2031 ^(a)(d)	1,200,000	13

Truist Financial Corp.
5.100% due 03/01/2030 •(d)	1,296,000	1,184

U.S. Bancorp
5.300% due 04/15/2027 •(d)	988,000	887

Wells Fargo & Co.
3.900% due 03/15/2026 •(d)	651,000	602
5.900% due 06/15/2024 •(d)	600,000	597

		23,784

UTILITIES 1.2%

Edison International
5.000% due 12/15/2026 •(d)	719,000	676

SCE Trust
7.500% due 11/22/2028 (d)	12,000	314

		990

Total Preferred Securities (Cost $29,370)		29,393

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	127

Schedule of Investments	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS (g) 4.0%
		$3,100

U.S. TREASURY BILLS 0.6%
5.385% due 04/16/2024 (b)(c)	$500	493

Total Short-Term Instruments (Cost $3,592)		3,593

Total Investments in Securities (Cost $75,822)		77,584

Total Investments 99.1% (Cost $75,822)		$77,584

Financial Derivative Instruments (i)(j) (0.1)% (Cost or Premiums, net $237)		(61)

Other Assets and Liabilities, net 1.0%		786

Net Assets 100.0%		$78,309

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of Nova Scotia	3.625%	10/27/2081	01/18/2023 - 05/23/2023	$734	$754	0.96%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.450%	12/29/2023	01/02/2024	$3,100	U.S. Treasury Notes 1.000% due 07/31/2028	$(3,167)	$3,100	$3,102

Total Repurchase Agreements						$(3,167)	$3,100	$3,102

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
MSC	5.510%	12/11/2023	01/04/2024	$(749)	$(751)

Total Sale-Buyback Transactions					$(751)

128	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$3,102	$0	$0	$0	$3,102	$(3,167)	$(65)

Master Securities Forward Transaction Agreement
MSC	0	0	(751)	0	(751)	780	29

Total Borrowings and Other Financing Transactions	$3,102	$0	$(751)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(751)	$0	$0	$(751)

Total Borrowings	$0	$(751)	$0	$0	$(751)

Payable for sale-buyback financing transactions					$(751)

(h)	Securities with an aggregate market value of $780 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(638) at a weighted average interest rate of 5.420%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2024	71	$	14,620	$103	$0	$(1)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	12		1,416	45	7	(2)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	57		7,615	643	0	(57)

					$791	$7	$(60)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl March Futures	03/2024	10	$	(1,317)	$(22)	$5	$0
Euro-Bund March Futures	03/2024	2		(303)	(9)	3	0
U.S. Treasury 5-Year Note March Futures	03/2024	73		(7,940)	(130)	0	0
U.S. Treasury 10-Year Note March Futures	03/2024	20		(2,258)	(48)	3	0

					$(209)	$11	$0

Total Futures Contracts					$582	$18	$(60)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	129

Schedule of Investments	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	1,881	$111	$2	$113	$0	$(1)
CDX.IG-41 5-Year Index	1.000%	Quarterly	12/20/2028	6,400	126	1	127	0	(1)

Total Swap Agreements					$237	$3	$240	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$18	$0	$18	$0	$(60)	$(2)	$(62)

Cash of $744 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	01/2024	EUR	11	$12	$0	$0

MYI	01/2024		3,185	3,500	0	(17)

SSB	01/2024		11	12	0	0

Total Forward Foreign Currency Contracts					$0	$(17)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
MYI	$0	$0	$0	$0	$(17)	$0	$0	$(17)	$(17)	$0	$(17)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

130	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$60	$62

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17	$0	$17

	$0	$2	$0	$17	$60	$79

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(951)	$(951)
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$0	$(951)	$(946)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18	$0	$18

	$0	$5	$0	$18	$(951)	$(928)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$480	$480
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$480	$482

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$2	$0	$1	$480	$483

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	131

Schedule of Investments	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$33,509	$0	$33,509
Industrials	0	3,808	0	3,808
Utilities	0	5,202	0	5,202
U.S. Treasury Obligations	0	2,079	0	2,079
Preferred Securities
Banking & Finance	0	3,537	0	3,537
Energy	0	1,082	0	1,082
Financials	0	23,784	0	23,784
Utilities	314	676	0	990
Short-Term Instruments
Repurchase Agreements	0	3,100	0	3,100
U.S. Treasury Bills	0	493	0	493

Total Investments	$314	$77,270	$0	$77,584

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$8	$10	$0	$18

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(62)	0	(62)
Over the counter	0	(17)	0	(17)

	$0	$(79)	$0	$(79)

Total Financial Derivative Instruments	$8	$(69)	$0	$(61)

Totals	$322	$77,201	$0	$77,523

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

132	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 93.6%

Acrisure LLC
9.888% due 11/06/2030	$600	$602

Air Canada
9.139% due 08/11/2028	591	593

Al Aqua Merger Sub, Inc.
TBD% due 07/31/2028	4,325	4,335

Albion Financing 3 SARL
10.878% due 08/17/2026	993	999

Alliance Laundry Systems LLC
8.994% due 10/08/2027	1,409	1,416

Alliant Holdings Intermediate LLC
8.865% due 11/06/2030	1,960	1,971

Allied Universal Holdco LLC
9.206% due 05/12/2028	2,059	2,054

Altice France SA
10.894% due 08/15/2028	442	398

American Airlines, Inc.
10.427% due 04/20/2028	2,551	2,624

Amynta Agency Borrower, Inc.
TBD% due 02/28/2028	798	800

AP Core Holdings LLC
10.970% due 09/01/2027	650	636

Applied Systems, Inc.
9.848% due 09/18/2026	893	898

AppLovin Corp.
8.456% due 08/16/2030	394	395

Arches Buyer, Inc.
8.706% due 12/06/2027	2,695	2,643

Armor Holding LLC
9.934% due 12/11/2028	246	247

Ascend Learning LLC
TBD% due 12/11/2028	3,042	2,995

AssuredPartners, Inc.
8.856% due 02/12/2027	1,395	1,400
8.970% due 02/12/2027	1,219	1,223

Asurion Corp.
9.706% due 08/19/2028	4,886	4,876

Asurion LLC
8.720% due 12/23/2026	2,293	2,292

AVSC Holding Corp. (1.000% PIK)
1.000% due 10/15/2026 (a)	300	295

Axalta Coating Systems U.S. Holdings, Inc.
7.848% due 12/20/2029	532	535

B.C. Unlimited Liability Co.
7.606% due 09/20/2030	2,500	2,504

Bally’s Corp.
8.927% due 10/02/2028	685	651

Banff Merger Sub, Inc.
9.106% due 10/02/2025	1,695	1,703

Barnes Group, Inc.
8.456% due 09/03/2030	948	952

Bausch & Lomb Corp.
8.710% due 05/10/2027	1,570	1,557
9.356% due 09/29/2028	848	849

BCPE Empire Holdings, Inc.
10.106% due 12/11/2028	1,140	1,145

BIP PipeCo Holdings LLC
8.616% due 12/06/2030	675	674

Birkenstock GmbH & Co. KG
8.894% due 04/28/2028	98	99

Bmc Software, Inc.
TBD% due 12/29/2028	750	756

Brookfield WEC Holdings, Inc.
8.220% due 08/01/2025	2,872	2,882

Buckeye Partners LP
7.856% due 11/22/2030	500	502

Caesars Entertainment Corp.
8.706% due 02/06/2030	1,189	1,194

Carnival Corp.
8.357% due 08/08/2027	924	928

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Castlelake Aviation Ltd.
8.135% due 10/22/2027	$446	$447

Cengage Learning, Inc.
10.405% due 07/14/2026	994	998

Central Parent, Inc.
9.348% due 07/06/2029	1,981	1,995

Chamberlain Group, Inc.
8.706% due 11/03/2028	1,517	1,516

Charter Communications Operating LLC
7.360% due 12/07/2030	1,100	1,098

Charter Next Generation, Inc.
9.220% due 12/01/2027	1,992	2,004

Chobani LLC
9.112% due 10/25/2027	1,000	1,003

Citadel Securities LP
7.714% - 7.856% due 07/29/2030	750	753

Clarios Global LP
9.106% due 05/06/2030	798	801

Clear Channel Outdoor Holdings, Inc.
9.145% due 08/21/2026	635	630

Cloud Software Group, Inc.
TBD% - 9.990% due 03/30/2029	2,730	2,674
9.948% due 09/29/2028	2,246	2,196

Clydesdale Acquisition Holdings, Inc.
9.631% due 04/13/2029	3,337	3,356

Cornerstone OnDemand, Inc.
9.220% due 10/16/2028	246	239

CQP Holdco LP
8.360% due 12/31/2030	2,428	2,437

Creative Artists Agency LLC
8.856% due 11/27/2028	1,670	1,679

Crocs, Inc.
8.498% due 02/20/2029	174	175

Cushman & Wakefield U.S. Borrower LLC
9.356% due 01/31/2030	200	200

DaVita, Inc.
7.220% due 08/12/2026	2,338	2,340

Deerfield Dakota Holding LLC
9.098% due 04/09/2027	1,197	1,188

DirecTV Financing LLC
10.650% due 08/02/2027	2,781	2,786

Dotdash Meredith, Inc.
9.443% due 12/01/2028	247	246

Dun & Bradstreet Corp.
8.205% due 02/06/2026	615	617

Edelman Financial Center LLC
8.970% due 04/07/2028	2,835	2,843

Elanco Animal Health, Inc.
7.193% due 08/01/2027	3,131	3,116

Element Solutions Inc.
TBD% due 12/18/2030	1,200	1,205

Emrld Borrower LP
8.356% due 05/31/2030	1,300	1,306

Endure Digital, Inc.
9.422% due 02/10/2028	493	484

Ensono LP
9.470% due 05/26/2028	339	328

Entain Holdings Gibraltar Ltd.
8.948% due 10/31/2029	99	100

Epicor Software Corp.
8.720% due 07/30/2027	2,115	2,125

eResearchTechnology, Inc.
9.970% due 02/04/2027	1,143	1,143

Fertitta Entertainment LLC
9.356% due 01/27/2029	3,881	3,888

First Student Bidco, Inc.
8.360% due 07/21/2028	217	216
8.610% due 07/21/2028	719	715

Flutter Entertainment PLC
7.698% due 11/25/2030	800	803

Focus Financial Partners LLC
8.606% due 06/30/2028	497	499
8.856% due 06/30/2028	349	350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fogo De Chao, Inc.
10.106% due 09/30/2030	$700	$688

Fortrea Holdings, Inc.
9.106% due 06/30/2030	348	348

Forward Air Corp.
9.856% due 12/19/2030	625	594

Foundation Building Materials Holding Co. LLC
8.895% due 01/31/2028	1,335	1,333

Froneri International Ltd.
7.706% due 01/29/2027	1,691	1,694

Garda World Security Corp.
9.725% due 10/30/2026	250	251

Graham Packaging Co., Inc.
8.470% due 08/04/2027	1,830	1,835

Great Outdoors Group LLC
9.220% due 03/06/2028	794	795

Greeneden U.S. Holdings LLC
9.470% due 12/01/2027	1,551	1,559

Grifols Worldwide Operations USA, Inc.
7.538% due 11/15/2027	2,793	2,796

Grinding Media, Inc.
9.684% due 10/12/2028	247	247

Hilton Domestic Operating Co., Inc.
7.455% due 11/08/2030	1,850	1,859

HUB International Ltd.
9.610% - 9.662% due 06/20/2030	1,891	1,902

iHeartCommunications, Inc.
8.470% due 05/01/2026	775	672

INEOS Enterprises Holdings U.S. Finco LLC
9.130% - 9.238% due 07/08/2030	396	397

Ingram Micro, Inc.
8.610% due 06/30/2028	700	703

IQVIA, Inc.
7.348% due 01/02/2031	1,000	1,005

IRB Holding Corp.
8.456% due 12/15/2027	4,620	4,633

Isolved, Inc.
9.484% due 10/14/2030	750	752

Ivanti Software, Inc.
9.907% due 12/01/2027	592	563

Jane Street Group LLC
8.220% due 01/26/2028	794	798

Janus International Group LLC
8.764% due 08/03/2030	349	350

Jazz Financing Lux SARL
8.970% due 05/05/2028	892	898

Kestrel Bidco, Inc.
8.455% due 12/11/2026	1,089	1,089

LABL, Inc.
10.456% due 10/29/2028	1,872	1,801

LBM Acquisition LLC
9.106% due 12/17/2027	1,184	1,172

Learning Care Group, Inc.
10.098% - 10.138% due 08/11/2028	499	502

Lifepoint Health, Inc.
11.168% due 11/16/2028	573	572

LSF11 A5 HoldCo LLC
9.706% due 10/15/2028	746	750

Madison IAQ LLC
8.721% due 06/21/2028	3,321	3,315

Mauser Packaging Solutions Holding Co.
9.343% due 08/14/2026	749	753

Mavis Tire Express Services Corp.
9.470% due 05/04/2028	794	796

McAfee LLC
9.193% due 03/01/2029	4,489	4,482

McGraw-Hill Global Education Holdings LLC
10.220% due 07/28/2028	796	796

Medline Borrower LP
8.470% due 10/23/2028	5,957	5,994

MH Sub LLC
9.606% due 05/03/2028	1,254	1,236

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	133

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitchell International, Inc.
9.400% due 10/15/2028	$2,831	$2,834

MPH Acquisition Holdings LLC
9.900% due 09/01/2028	688	665

NCR Atleos LLC
10.206% due 03/27/2029	800	799

Neptune Bidco U.S., Inc.
10.507% due 04/11/2029	446	409

NFP Corp.
8.720% due 02/16/2027	945	951

Nouryon Finance BV
9.467% due 04/03/2028	997	1,003

Nuvei Technologies Corp.
TBD% due 12/16/2030	500	501

Olympus Water U.S. Holding Corp.
9.360% due 11/09/2028	249	249
10.348% due 11/09/2028	499	502

OMNIA Partners LLC
0.500% due 07/25/2030 µ	43	43
9.628% due 07/25/2030	457	460

Ontario Gaming GTA LP
9.598% due 08/01/2030	500	503

Oscar AcquisitionCo LLC
9.948% due 04/29/2029	2,339	2,321

Padagis LLC
10.434% due 07/06/2028	275	266

Parexel International Corp.
8.720% due 11/15/2028	3,166	3,189

Park River Holdings, Inc.
8.907% due 12/28/2027	1,290	1,263

Peer Holding BV
TBD% due 10/28/2030	1,000	1,004

PetSmart, Inc.
9.206% due 02/11/2028	796	788

Phoenix Guarantor, Inc.
8.720% due 03/05/2026	1,384	1,385
8.970% due 03/05/2026	1,747	1,750

PMHC, Inc.
9.807% due 04/23/2029	1,194	1,147

Polaris Newco LLC
9.470% due 06/02/2028	4,928	4,868

Project Alpha Intermediate Holding, Inc.
10.106% due 10/28/2030	600	604

Proofpoint, Inc.
8.720% due 08/31/2028	3,273	3,278

PUG LLC
9.720% due 02/12/2027	246	245

Quartz Acquireco LLC
8.856% due 06/28/2030	274	276

R1 Rcm, Inc.
TBD% due 06/21/2029	1,325	1,328

Radiate Holdco LLC
8.720% due 09/25/2026	1,864	1,502

Rand Parent LLC
9.598% due 03/17/2030	625	624

RealPage, Inc.
8.470% due 04/24/2028	3,686	3,665

Renaissance Holding Corp.
10.106% due 04/05/2030	2,294	2,305

Scientific Games Holdings LP
8.598% - 8.664% due 04/04/2029	646	647

SCIH Salt Holdings, Inc.
9.356% due 03/16/2027	2,018	2,024

Sedgwick Claims Management Services, Inc.
9.106% due 02/24/2028	1,587	1,594

Select Medical Corp.
8.356% due 03/06/2027	597	598

Simon & Schuster, Inc.
9.390% due 10/30/2030	200	201

Software AG
10.098% due 09/16/2030	350	351

Solis BV
8.880% due 02/26/2029	650	649

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Building Products Holdings LLC
9.206% due 10/15/2028	$596	$596

Spirit AeroSystems, Inc.
9.633% due 01/15/2027	296	298

Spring Education Group, Inc.
9.848% due 10/04/2030	300	301

Star Parent, Inc.
9.348% due 09/27/2030	1,000	991

Stars Group Holdings BV
8.863% due 07/22/2028	176	176

Station Casinos LLC
7.706% due 02/08/2027	393	394

Summit Materials LLC
TBD% due 11/30/2028	650	653

Sunshine Investments BV
9.630% due 07/12/2029	272	273

Surgery Center Holdings, Inc.
8.856% due 12/19/2030	1,447	1,455

Taboola.com Ltd.
9.470% due 09/01/2028	339	338

Tempo Acquisition LLC
8.106% due 08/31/2028	498	500

TransDigm, Inc.
8.598% due 02/22/2027	1,396	1,404
8.598% due 08/24/2028	4,431	4,457

Travel & Leisure Corp.
TBD% due 12/14/2029	800	802

Trident TPI Holdings, Inc.
9.610% due 09/15/2028	246	246
9.848% due 09/15/2028	149	150
10.598% due 09/15/2028	399	401

Triton Water Holdings, Inc.
8.860% due 03/31/2028	3,680	3,652

Uber Technologies, Inc.
8.110% due 03/03/2030	716	719

UFC Holdings LLC
8.399% due 04/29/2026	1,055	1,060

UGI Energy Services LLC
8.706% due 02/22/2030	569	571

Ultimate Software Group, Inc.
8.764% due 05/04/2026	2,219	2,227
9.233% due 05/04/2026	1,375	1,380

United Airlines, Inc.
9.220% due 04/21/2028	1,173	1,179

Univision Communications, Inc.
8.720% due 03/15/2026	2,084	2,090
8.720% due 01/31/2029	147	147

UPC Financing Partnership
8.476% due 01/31/2029	1,075	1,073

USI, Inc.
8.348% due 11/22/2029	768	771
8.598% due 09/27/2030	499	500

Vertical U.S. Newco, Inc.
9.381% due 07/30/2027	3,586	3,598

Vertiv Group Corp.
7.974% due 03/02/2027	1,303	1,309

Virgin Media Bristol LLC
7.976% due 01/31/2028	1,900	1,897
8.726% due 01/31/2029	2,450	2,450

Vistra Energy Co. LLC
7.356% due 12/20/2030	625	626

Whatabrands LLC
8.470% due 08/03/2028	2,027	2,033

White Cap Buyer LLC
9.106% due 10/19/2027	600	602
9.106% (LIBOR01M + 3.750%) due 10/19/2027 ~	1,144	1,148

William Morris Endeavor Entertainment LLC
8.220% due 05/18/2025	490	492

Windstream Services LLC
11.706% due 09/21/2027	492	467

Worldpay LLC
TBD% due 09/20/2030	1,500	1,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Worldwide Express Operations LLC
9.610% due 07/26/2028	$843	$829

XPO Logistics, Inc.
7.360% due 02/03/2031	700	702

Ziggo Financing Partnership
7.976% due 04/30/2028	3,250	3,247

Total Loan Participations and Assignments (Cost $243,892)		247,555

CORPORATE BONDS & NOTES 4.3%

BANKING & FINANCE 0.5%

Freedom Mortgage Corp.
12.000% due 10/01/2028	450	492

PRA Group, Inc.
8.375% due 02/01/2028	500	481

Starwood Property Trust, Inc.
3.750% due 12/31/2024	400	393

		1,366

INDUSTRIALS 3.7%

Allegiant Travel Co.
7.250% due 08/15/2027	300	294

American Airlines Pass-Through Trust
3.375% due 11/01/2028	173	158

Community Health Systems, Inc.
5.250% due 05/15/2030	400	335

DISH Network Corp.
11.750% due 11/15/2027	300	313

Foundation Building Materials, Inc.
6.000% due 03/01/2029	250	225

GTCR W-2 Merger Sub LLC
7.500% due 01/15/2031	200	212

GYP Holdings Corp.
4.625% due 05/01/2029	500	459

Innophos Holdings, Inc.
9.375% due 02/15/2028	400	364

Lindblad Expeditions Holdings, Inc.
9.000% due 05/15/2028	800	831

Manitowoc Co., Inc.
9.000% due 04/01/2026	500	504

NCL Corp. Ltd.
8.125% due 01/15/2029	400	418

Olympus Water U.S. Holding Corp.
7.125% due 10/01/2027	100	100

Option Care Health, Inc.
4.375% due 10/31/2029	900	814

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	850	795

Rand Parent LLC
8.500% due 02/15/2030	100	96

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	400	354
9.750% due 11/15/2030	250	269

Star Parent, Inc.
9.000% due 10/01/2030	200	211

TransDigm, Inc.
7.125% due 12/01/2031	400	420

Triumph Group, Inc.
9.000% due 03/15/2028	600	639

Victoria’s Secret & Co.
4.625% due 07/15/2029	800	669

White Cap Buyer LLC
6.875% due 10/15/2028	900	872

XPO, Inc.
7.125% due 02/01/2032	200	207

ZF North America Capital, Inc.
6.875% due 04/14/2028	150	156
7.125% due 04/14/2030	150	160

		9,875

134	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%

Genesis Energy LP
8.875% due 04/15/2030	$100	$104

Total Corporate Bonds & Notes (Cost $10,957)		11,345

SHORT-TERM INSTRUMENTS 18.7%

REPURCHASE AGREEMENTS (b) 18.7%
		49,400

Total Short-Term Instruments (Cost $49,400)		49,400

Total Investments in Securities (Cost $304,249)		308,300

MARKET VALUE (000S)
Total Investments 116.6% (Cost $304,249)	$308,300

Financial Derivative Instruments (c)(d) 0.5% (Cost or Premiums, net $210)	1,329

Other Assets and Liabilities, net (17.1)%	(45,252)

Net Assets 100.0%	$264,377

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Payment in-kind security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.450%	12/29/2023	01/02/2024	$12,300	U.S. Treasury Inflation Protected Securities 1.375% due 02/15/2044	$(12,520)	$12,300	$12,307
	5.460	12/29/2023	01/02/2024	14,000	Ginnie Mae 5.500% due 10/20/2052	(14,529)	14,000	14,009
	5.470	01/02/2024	01/03/2024	100	U.S. Treasury Notes 1.250% due 08/15/2031	(102)	100	100
	5.510	01/02/2024	01/03/2024	23,000	U.S. Treasury Notes 2.125% due 05/15/2025	(23,474)	23,000	23,000

Total Repurchase Agreements						$(50,625)	$49,400	$49,416

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$49,416	$0	$0	$0	$49,416	$(50,625)	$(1,209)

Total Borrowings and Other Financing Transactions	$49,416	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2024	6	$653	$2	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	135

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2024	8	$(1,647)	$(17)	$0	$(1)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	11	(1,298)	(56)	1	0

				$(73)	$1	$(1)

Total Futures Contracts				$(71)	$2	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Calpine Corp.	5.000%	Quarterly	06/20/2028	2.674%	$1,500	$39	$97	$136	$0	$(1)
Charter Communications	5.000	Quarterly	06/20/2028	2.266	2,200	156	84	240	0	0

						$195	$181	$376	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	06/15/2027	$396	$22	$2	$24	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	12/20/2028	$6,000	$287	$206	$493	$0	$(1)

Total Swap Agreements						$504	$389	$893	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$0	$2	$0	$(1)	$(2)	$(3)

Cash of $2,539 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

136	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

(d) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.113% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/20/2024	$18,900	$(167)	$837	$670	$0

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.113% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/20/2024	19,400	(127)	787	660	0

Total Swap Agreements								$(294)	$1,624	$1,330	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$670	$670	$0	$0	$0	$0	$670	$(550)	$120
MYC	0	0	660	660	0	0	0	0	660	(660)	0

Total Over the Counter	$0	$0	$1,330	$1,330	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,330	$1,330

	$0	$0	$0	$0	$1,332	$1,332

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	1	0	0	1	2

	$0	$1	$0	$0	$2	$3

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	137

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$156	$156
Swap Agreements	0	95	0	0	9	104

	$0	$95	$0	$0	$165	$260

Over the counter
Swap Agreements	$0	$0	$0	$0	$(724)	$(724)

	$0	$95	$0	$0	$(559)	$(464)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(154)	$(154)
Swap Agreements	0	174	0	0	(25)	149

	$0	$174	$0	$0	$(179)	$(5)

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,624	$1,624

	$0	$174	$0	$0	$1,445	$1,619

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$247,555	$0	$247,555
Corporate Bonds & Notes
Banking & Finance	0	1,366	0	1,366
Industrials	0	9,875	0	9,875
Utilities	0	104	0	104
Short-Term Instruments
Repurchase Agreements	0	49,400	0	49,400

Total Investments	$0	$308,300	$0	$308,300

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2	$0	$2
Over the counter	0	1,330	0	1,330

	$0	$1,332	$0	$1,332

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$1,329	$0	$1,329

Totals	$0	$309,629	$0	$309,629

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

138	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.7%

MUNICIPAL BONDS & NOTES 93.3%

ALABAMA 3.8%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.220% (MUNIPSA) due 10/01/2052 ~	$1,500	$1,464

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.250% due 02/01/2053	680	726

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.250% due 12/01/2053	2,000	2,177
5.500% due 06/01/2049	1,470	1,574
5.500% due 10/01/2054	2,400	2,653

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2025	1,000	1,027

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	1,000	1,121

Healthcare Authority of Baptist Health, Alabama Revenue Notes, Series 2023
5.000% due 11/15/2025	1,000	1,031

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,625	4,465

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	442

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	2,001

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	2,400	2,563

		21,244

ARIZONA 2.8%

Arizona Health Facilities Authority Revenue Bonds, Series 2014
5.000% due 01/01/2044	4,000	4,000

Arizona Health Facilities Authority Revenue Bonds, Series 2015
4.120% due 01/01/2046	1,125	1,109

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
3.750% due 03/01/2039	1,000	1,009

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	201

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 01/01/2053	1,500	1,564

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	353

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
4.750% due 07/01/2044	1,410	1,422

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,350	1,320

Town of Gilbert, Arizona General Obligation Notes, Series 2022
5.000% due 07/15/2028	1,425	1,592

University of Arizona Revenue Notes, Series 2021
5.000% due 06/01/2026	2,850	3,015

		15,585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 11.6%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
4.280% (MUNIPSA) due 04/01/2056 ~	$2,000	$1,944
4.320% (MUNIPSA) due 04/01/2056 ~	1,500	1,481

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,250	1,259

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 02/01/2054	2,500	2,700
5.250% due 01/01/2054	2,000	2,117
5.250% due 11/01/2054	3,900	4,225

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	500	503

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	3,000	3,010

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
4.220% (MUNIPSA) due 08/01/2047 ~	4,500	4,471

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
4.570% (MUNIPSA) due 12/01/2050 ~	1,000	975

California Infrastructure & Economic Development Bank Revenue Notes, Series 2018
5.000% due 10/01/2025	2,250	2,349

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	1,000	1,217

California State General Obligation Notes, Series 2020
5.000% due 11/01/2027	1,250	1,370

California State General Obligation Notes, Series 2023
5.000% due 09/01/2025	5,000	5,197

California State Public Works Board Revenue Notes, Series 2021
5.000% due 11/01/2029	1,500	1,725

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	2,500	2,821

California Statewide Communities Development Authority Revenue Notes, Series 2021
1.462% due 02/01/2028	3,680	3,283

East Side Union High School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
5.250% due 02/01/2026	3,305	3,415

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	2,135	2,153

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
0.988% due 06/01/2024	2,000	1,966
2.587% due 06/01/2029	5,875	5,195

Los Angeles Unified School District, California General Obligation Bonds, Series 2014
5.000% due 07/01/2025	2,220	2,243

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
4.010% (MUNIPSA) due 07/01/2047 ~	1,200	1,198

Pasadena Unified School District, California General Obligation Notes, Series 2021
2.000% due 08/01/2025	2,110	2,080

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	1,535	1,570

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,317

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,000	962

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2030	$1,000	$1,090

		64,836

COLORADO 3.2%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,700	1,758

Colorado Health Facilities Authority Revenue Bonds, Series 2022
4.420% (MUNIPSA) due 05/15/2061 ~	5,000	4,962

Colorado Health Facilities Authority Revenue Bonds, Series 2023
5.000% due 11/15/2058	1,000	1,090

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	330	310

Colorado Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2026	500	524

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
3.961% (SOFRRATE) due 09/01/2039 ~	3,000	2,992

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 01/15/2024	400	400
5.000% due 07/15/2024	325	327

University of Colorado Revenue Bonds, Series 2019
2.000% due 06/01/2054	5,500	5,456

		17,819

CONNECTICUT 3.4%

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2025	350	360

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,039

Connecticut Special Tax State Revenue Notes, Series 2022
5.000% due 07/01/2027	1,000	1,086
5.000% due 07/01/2029	3,000	3,407

Connecticut State General Obligation Bonds, Series 2013
4.820% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,020	1,021

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	350	362

Connecticut State General Obligation Notes, Series 2022
5.000% due 11/15/2028	1,500	1,682

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2013
3.950% due 07/01/2042	10,000	10,000

		18,957

DELAWARE 0.5%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	750	721
1.250% due 10/01/2045	2,000	1,873

		2,594

DISTRICT OF COLUMBIA 0.2%

Washington Metropolitan Area Transit Authority Dedicated, District of Columbia Revenue Notes, Series 2023
5.000% due 07/15/2025	1,000	1,034

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	139

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 1.7%

Florida Development Finance Corp. Revenue Notes, Series 2023
5.000% due 09/01/2025	$3,800	$3,875
5.000% due 09/01/2026	1,550	1,621

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	250	259

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,025

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	710	721

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	2,000	2,038

		9,539

GEORGIA 2.7%

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	3,000	2,595

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	498

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2023
5.000% due 04/01/2029	1,625	1,799
5.000% due 04/01/2030	1,500	1,683

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	1,000	1,008
5.000% due 12/01/2052	3,000	3,168

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 06/01/2053	750	796

Main Street Natural Gas, Inc., Georgia Revenue Notes, Series 2021
4.000% due 12/01/2024	750	749

Municipal Electric Authority of Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2039	1,500	1,500

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2025	200	204
5.000% due 01/01/2026	385	401

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2024	490	490

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2024	360	360

		15,251

ILLINOIS 5.2%

Chicago Midway International Airport, Illinois Revenue Notes, (BAM Insured), Series 2023
5.000% due 01/01/2028	1,465	1,608
5.000% due 01/01/2029	2,000	2,247

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2030	3,000	3,261

Cook County, Illinois General Obligation Notes, Series 2021
5.000% due 11/15/2024	1,750	1,780

Illinois Finance Authority Revenue Bonds, Series 2021
4.570% (MUNIPSA) due 05/01/2042 ~	1,000	980

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	264

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,700	1,754
5.000% due 10/01/2028	3,200	3,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/01/2030	$7,750	$8,694

Illinois State Toll Highway Authority Revenue Notes, Series 2024
5.000% due 01/01/2030 (a)	1,000	1,140
5.000% due 01/01/2031 (a)	1,250	1,450

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,125	1,114

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
2.325% due 01/01/2025	1,000	972

		28,753

INDIANA 1.7%

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	2,500	2,351

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	1,000	941

Indiana Finance Authority Revenue Bonds, Series 2023
5.000% due 10/01/2062	2,000	2,169

Indiana Finance Authority Revenue Notes, Series 2021
0.650% due 08/01/2025	4,500	4,237

		9,698

IOWA 0.4%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
3.384% due 08/15/2032	925	925

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
3.204% due 08/15/2029	1,400	1,400

		2,325

KANSAS 1.5%

Burlington, Kansas Revenue Bonds, Series 2023
4.300% due 03/01/2045	5,500	5,571

Kansas Department of Transportation State Revenue Bonds, Series 2004
4.320% (0.7*US0001M + 0.500%) due 09/01/2024 ~	2,500	2,503

		8,074

KENTUCKY 1.0%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	497

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	2,505	2,502

Kentucky State Property & Building Commission Revenue Bonds, Series 2016
5.000% due 11/01/2028	1,810	1,921

Kentucky State Property & Building Commission Revenue Notes, Series 2022
5.000% due 06/01/2031	500	570

		5,490

LOUISIANA 1.3%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	1,700	1,647

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,925	2,886
2.375% due 06/01/2037	2,810	2,671

		7,204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 0.9%

Howard County, Maryland General Obligation Notes, Series 2018
5.000% due 02/15/2027	$3,000	$3,237

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,500	1,526

		4,763

MASSACHUSETTS 1.8%

Commonwealth of Massachusetts Revenue Bonds,(BAM,NPFGC Insured), Series 2005
5.500% due 01/01/2034	5,000	6,067

Massachusetts Bay Transportation Authority Sales Tax Revenue Notes, Series 2023
5.000% due 07/01/2029	1,300	1,484

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
4.470% (MUNIPSA) due 07/01/2049 ~	1,750	1,734

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2024	500	504

		9,789

MICHIGAN 1.9%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.390% (TSFR3M) due 07/01/2032 ~	2,000	1,902

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.620% (MUNIPSA) due 04/15/2047 ~	3,000	2,984

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	2,000	1,798

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	565	555

Michigan State Building Authority Revenue Bonds, Series 2020
3.970% due 10/15/2042	1,000	1,000

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	500	501

Michigan Trunk Line State Revenue Notes, Series 2023
5.000% due 11/15/2026	1,500	1,609

		10,349

MINNESOTA 0.3%

Minneapolis, Minnesota Revenue Bonds, Series 2018
3.950% due 11/15/2048	1,900	1,900

MISSOURI 1.1%

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2023
5.000% due 05/01/2033	2,650	3,144

St Louis School District, Missouri General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 04/01/2034	1,000	1,176

St Louis School District, Missouri General Obligation Notes, (AGM Insured), (BAM Insured), Series 2022
4.000% due 04/01/2024	2,000	2,005

		6,325

MULTI-STATE 0.8%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.548% due 08/25/2040	4,500	4,460

140	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 0.8%

Douglas County, Nebraska Revenue Bonds, Series 2021
4.400% (MUNIPSA) due 07/01/2035 ~	$2,450	$2,410

Nebraska Public Power District Revenue Notes, Series 2023
5.000% due 07/01/2028	1,750	1,920

		4,330

NEVADA 0.4%

Clark County, Nevada General Obligation Bonds, Series 2019
5.000% due 07/01/2031	2,150	2,430

NEW HAMPSHIRE 0.1%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2026	265	261
4.000% due 01/01/2027	250	245

		506

NEW JERSEY 4.4%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2024	7,000	7,104

New Jersey Economic Development Authority Revenue Notes, Series 2022
5.000% due 11/01/2024	825	839

New Jersey Economic Development Authority Revenue Notes, Series 2023
5.000% due 03/01/2028	2,200	2,405

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	926

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2028	2,000	2,213

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	5,000	5,275

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	609

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2026	4,750	4,936

		24,307

NEW YORK 13.5%

Chautauqua County, New York Capital Resource Corp. Revenue Bonds, Series 2020
4.250% due 04/01/2042	2,000	2,020

Iroquois Central School District, New York General Obligation Notes, Series 2023
4.500% due 06/21/2024	1,550	1,558

Long Island Power Authority, New York Revenue Bonds, Series 2022
4.320% (MUNIPSA) due 09/01/2038 ~	2,000	1,970

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
4.411% (SOFRRATE) due 11/01/2032 ~	1,500	1,494

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2028	675	731

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
4.100% due 06/15/2050	4,000	4,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York General Obligation Bonds, Series 2012
4.150% due 04/01/2042	$6,300	$6,300

New York City, New York General Obligation Bonds, Series 2015
4.100% due 06/01/2044	2,000	2,000

New York City, New York General Obligation Bonds, Series 2018
4.100% due 12/01/2047	5,000	5,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	1,965	1,861
3.800% due 05/01/2061	7,505	7,505

New York City, New York Industrial Development Agency Revenue Bonds, Series 2007
4.500% due 10/01/2042	17,100	17,100

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
4.050% due 06/15/2048	4,700	4,700

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2027	1,250	1,305

New York City, New York Transitional Finance Authority Revenue Notes, Series 2023
5.000% due 05/01/2027	1,250	1,352

New York Power Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 11/15/2027	1,700	1,858

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 02/15/2028	4,565	4,849

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,503

New York State Urban Development Corp. Revenue Notes, Series 2021
5.000% due 03/15/2024	3,750	3,766

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.000% due 11/15/2029	1,110	1,216

Schenectady County Capital Resource Corp. Union College Project, New York General Obligation Notes Series 2023
4.500% due 06/14/2024	1,075	1,080

Town of Oyster Bay, New York General Obligation Notes, Series 2021
4.000% due 03/01/2024	850	851

		75,019

OHIO 1.5%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Notes, Series 2022
5.000% due 11/15/2030	1,000	1,136

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	2,000	1,966

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Notes, Series 2022
4.000% due 09/01/2030	2,900	2,950

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.500% due 02/01/2026	2,200	2,044

Worthington City School District, Ohio General Obligation Notes, Series 2023
0.000% due 12/01/2029 (c)	500	413

		8,509

OREGON 0.4%

Multnomah County School District 40, Oregon General Obligation Notes, Series 2023
0.000% due 06/15/2027 (c)	325	294

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026	145	150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oregon State General Obligation Notes, Series 2023
5.000% due 05/01/2026	$1,625	$1,717

		2,161

PENNSYLVANIA 3.9%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2017
4.570% due 11/15/2047	5,000	4,939

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
3.961% (SOFRRATE) due 07/01/2031 ~	3,525	3,469

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	2,500	2,529

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.970% (MUNIPSA) due 08/15/2038 ~(d)	2,430	2,402

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	4,500	4,614

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
4.860% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	750

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2025	1,020	1,010

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2024	900	900
4.000% due 07/01/2026	1,250	1,262

		21,875

PUERTO RICO 1.2%

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
4.500% due 07/01/2034	4,750	4,773

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (c)	437	429
0.000% due 07/01/2027 (c)	1,843	1,606

		6,808

SOUTH CAROLINA 1.4%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
4.000% due 10/01/2048	4,000	4,002
4.516% (US0001M) due 10/01/2048 ~	1,000	1,000

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	1,400	1,526

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,250	1,286

		7,814

TENNESSEE 1.5%

Metropolitan Government of Nashville & Davidson County Sports Auth, Tennessee Revenue Notes, Series 2023
5.000% due 07/01/2028	700	771
5.000% due 07/01/2029	1,000	1,122

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,513

Tennergy Corp., Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	1,250	1,335

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	3,220	3,447

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	141

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tennessee Energy Acquisition Corp. Revenue Notes, Series 2021
5.000% due 11/01/2024	$250	$252

		8,440

TEXAS 10.5%

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2026	280	285

Austin, Texas Electric Utility Revenue Notes, Series 2023
5.000% due 11/15/2024	850	865
5.000% due 11/15/2025	1,200	1,250

Central Texas Regional Mobility Authority Revenue Notes, Series 2018
5.000% due 01/01/2027	1,100	1,168

County of Williamson, Texas General Obligation Notes, Series 2023
5.000% due 02/15/2025	2,500	2,562

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2023
5.000% due 11/01/2028	2,000	2,231

Denton Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2028	2,000	2,069

Denton Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2023
5.000% due 08/15/2025	1,500	1,555

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	405

EP Tuscany Zaragosa PFC, Texas Revenue Notes, Series 2023
4.000% due 12/01/2033	2,500	2,485

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2023
5.000% due 10/01/2052	2,500	2,696

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
4.447% (SOFRRATE) due 11/15/2046 ~	2,500	2,499
5.000% due 07/01/2049	2,500	2,630

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	550	579

Harris County, Texas General Obligation Bonds, Series 2015
5.000% due 10/01/2026	2,920	3,022

Liberty Hill Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 02/01/2027	2,000	2,147

Matagorda County, Texas Navigation District No 1, Revenue Bonds, Series 2001
2.600% due 11/01/2029	1,500	1,378

North Texas Tollway Authority Revenue Notes, Series 2023
5.000% due 01/01/2027	2,750	2,949

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	730	723

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
0.700% due 06/01/2050	1,500	1,452

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	1,300	1,249

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	742

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,278

San Antonio, Texas General Obligation Notes, Series 2023
5.000% due 02/01/2025	5,000	5,115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2052	$1,900	$1,974

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2026	225	238

Tarrant Regional Water District, Texas Revenue Notes, Series 2021
1.050% due 09/01/2027	5,000	4,450

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.233% (TSFR3M) due 12/15/2026 ~	1,000	997

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2023
5.500% due 01/01/2054	1,800	1,942

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2026	1,750	1,807

Texas Water Development Board Revenue Notes, Series 2022
5.000% due 10/15/2025	1,250	1,302

Travis County, Texas Housing Finance Corp. Revenue Bonds, Series 2022
4.125% due 06/01/2045	1,000	1,010

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2026	525	537

		58,591

UTAH 0.1%

City of Salt Lake, Utah Revenue Notes, Series 2021
5.000% due 07/01/2024	350	353
5.000% due 07/01/2025	450	464

		817

VIRGINIA 1.4%

Arlington County, Virginia Industrial Development Authority Revenue Bonds, Series 2023
5.000% due 07/01/2053	1,600	1,780

Richmond Redevelopment & Housing Authority, Virginia Revenue Notes, Series 2023
4.250% due 03/01/2026	1,500	1,511

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
0.750% due 10/01/2040	3,800	3,539

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	1,150	1,132

		7,962

WASHINGTON 2.4%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
4.070% (MUNIPSA) due 11/01/2045 ~	4,500	4,426

Grant County, Washington Public Utility District No 2, Revenue Notes, Series 2023
5.000% due 01/01/2025	725	741
5.000% due 01/01/2026	500	523

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2021
4.120% (MUNIPSA) due 05/01/2045 ~	3,000	2,919

State of Washington General Obligation Refunding Notes, Series 2022
4.000% due 07/01/2026	1,000	1,037

University of Washington Revenue Bonds, Series 2022
4.000% due 05/01/2048	2,500	2,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Housing Finance Commission Revenue Bonds, Series 2023
3.375% due 04/20/2037	$1,348	$1,220

		13,450

WISCONSIN 2.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
3.700% due 10/01/2046	2,500	2,556

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2026	305	300

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
4.070% due 04/01/2048	5,000	5,000

Wisconsin Department of Transportation Revenue Notes, Series 2023
5.000% due 07/01/2025	750	777

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
4.050% (MUNIPSA) due 08/15/2054 ~	2,500	2,459

		11,092

Total Municipal Bonds & Notes (Cost $518,736)		520,100

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.500% due 11/30/2024	1,100	1,067

Total U.S. Treasury Obligations (Cost $1,101)		1,067

SHORT-TERM INSTRUMENTS 8.2%

REPURCHASE AGREEMENTS (e) 0.1%
		551

U.S. TREASURY BILLS 5.9%
5.439% due 01/04/2024 - 03/21/2024 (b)(c)	33,100	32,994

MUNICIPAL BONDS & NOTES 2.2%

Los Angeles County, California Facilities Inc Revenue Notes, Series 2023
5.000% due 06/28/2024	5,000	5,051

Port of Los Angeles, California Revenue Notes, Series 2023
5.000% due 06/27/2024	4,600	4,646

School District of Broward County, Florida Revenue Notes, Series 2023
5.000% due 06/28/2024	2,500	2,520

Total Municipal Bonds & Notes (Cost $12,202)		12,217

Total Short-Term Instruments (Cost $45,746)		45,762

Total Investments in Securities (Cost $565,583)		566,929

Total Investments 101.7% (Cost $565,583)		$566,929

Other Assets and Liabilities, net (1.7)%		(9,218)

Net Assets 100.0%		$557,711

142	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.970%	08/15/2038	09/14/2021	$2,478	$2,402	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$551	U.S. Treasury Notes 3.875% due 01/15/2026	$(562)	$551	$551

Total Repurchase Agreements						$(562)	$551	$551

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$551	$0	$0	$0	$551	$(562)	$(11)

Total Borrowings and Other Financing Transactions	$551	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$21,244	$0	$21,244
Arizona	0	15,585	0	15,585
California	0	64,836	0	64,836
Colorado	0	17,819	0	17,819
Connecticut	0	18,957	0	18,957
Delaware	0	2,594	0	2,594
District of Columbia	0	1,034	0	1,034
Florida	0	9,539	0	9,539
Georgia	0	15,251	0	15,251
Illinois	0	28,753	0	28,753
Indiana	0	9,698	0	9,698
Iowa	0	2,325	0	2,325

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Kansas	$0	$8,074	$0	$8,074
Kentucky	0	5,490	0	5,490
Louisiana	0	7,204	0	7,204
Maryland	0	4,763	0	4,763
Massachusetts	0	9,789	0	9,789
Michigan	0	10,349	0	10,349
Minnesota	0	1,900	0	1,900
Missouri	0	6,325	0	6,325
Multi-State	0	4,460	0	4,460
Nebraska	0	4,330	0	4,330
Nevada	0	2,430	0	2,430
New Hampshire	0	506	0	506
New Jersey	0	24,307	0	24,307
New York	0	75,019	0	75,019

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	143

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)	December 31, 2023	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Ohio	$0	$8,509	$0	$8,509
Oregon	0	2,161	0	2,161
Pennsylvania	0	21,875	0	21,875
Puerto Rico	0	6,808	0	6,808
South Carolina	0	7,814	0	7,814
Tennessee	0	8,440	0	8,440
Texas	0	58,591	0	58,591
Utah	0	817	0	817
Virginia	0	7,962	0	7,962

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Washington	$0	$13,450	$0	$13,450
Wisconsin	0	11,092	0	11,092
U.S. Treasury Obligations	0	1,067	0	1,067
Short-Term Instruments
Repurchase Agreements	0	551	0	551
U.S. Treasury Bills	0	32,994	0	32,994
Municipal Bonds & Notes	0	12,217	0	12,217

Total Investments	$0	$566,929	$0	$566,929

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

144	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Ultra Short Government Active Exchange-Traded Fund	December 31, 2023	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.4%

U.S. GOVERNMENT AGENCIES 1.2%

Federal Farm Credit Banks Funding Corp.
5.440% due 02/09/2024	$1,336	$1,336
5.520% due 01/22/2024	631	631

Federal Home Loan Bank
5.510% due 01/19/2024	220	220

Total U.S. Government Agencies (Cost $2,187)		2,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 99.2%

U.S. TREASURY BILLS 99.2%
5.387% due 02/08/2024 - 04/23/2024 (a)(b)	$178,670	$176,600

Total Short-Term Instruments (Cost $176,588)		176,600

Total Investments in Securities (Cost $178,775)		178,787

Total Investments 100.4% (Cost $178,775)		$178,787

Other Assets and Liabilities, net (0.4)%		(701)

Net Assets 100.0%		$178,086

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
U.S. Government Agencies	$0	$2,187	$0	$2,187
Short-Term Instruments
U.S. Treasury Bills	0	176,600	0	176,600

Total Investments	$0	$178,787	$0	$178,787

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	145

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.3%

CORPORATE BONDS & NOTES 43.5%

BANKING & FINANCE 23.6%

AerCap Ireland Capital DAC
4.875% due 01/16/2024	$1,000	$999

American Express Co.
6.109% (SOFRINDX + 0.720%) due 05/03/2024 ~	1,950	1,951

American Honda Finance Corp.
6.036% due 01/10/2025	800	801
6.106% due 11/22/2024	100	100

American Tower Corp.
0.600% due 01/15/2024	500	499

Aozora Bank Ltd.
1.050% due 09/09/2024	1,000	968

Athene Global Funding
0.950% due 01/08/2024	2,000	1,999
2.750% due 06/25/2024	50	49

Banco Santander SA
3.892% due 05/24/2024	100	99
5.742% due 06/30/2024	1,500	1,500

Bank of America Corp.
1.843% due 02/04/2025 •	500	498
3.093% due 10/01/2025 •	500	490
5.834% due 06/14/2024	1,615	1,613

Banque Federative du Credit Mutuel SA
0.998% due 02/04/2025	100	96
5.799% due 02/04/2025	1,500	1,493

Barclays PLC
3.932% due 05/07/2025 •	1,000	993

BNP Paribas SA
3.800% due 01/10/2024	1,900	1,899

BPCE SA
4.000% due 04/15/2024	1,100	1,095

Caterpillar Financial Services Corp.
5.536% due 01/10/2024	55	55

Commonwealth Bank of Australia
6.482% due 06/04/2024	250	251

Cooperatieve Rabobank UA
5.667% due 01/12/2024	1,900	1,900

Credit Suisse AG
4.750% due 08/09/2024	2,000	1,989

Danske Bank AS
5.375% due 01/12/2024	2,200	2,200

DBS Group Holdings Ltd.
6.026% due 09/12/2025	1,000	1,001

Deutsche Bank AG
0.898% due 05/28/2024 (e)	1,000	982

DNB Bank ASA
6.266% due 03/28/2025	600	600

Federation des Caisses Desjardins du Quebec
5.833% due 05/21/2024	1,100	1,100

General Motors Financial Co., Inc.
3.500% due 11/07/2024	1,900	1,866
6.177% (SOFRRATE + 0.760%) due 03/08/2024 ~	75	75

Jackson National Life Global Funding
6.586% (SOFRRATE + 1.150%) due 06/28/2024 ~	1,000	1,002

John Deere Capital Corp.
5.982% due 03/03/2026	45	45

JPMorgan Chase & Co.
3.220% due 03/01/2025 •	1,200	1,195
5.949% due 06/01/2025	700	698

Mitsubishi UFJ Financial Group, Inc.
4.788% due 07/18/2025 •	1,000	995

MUFG Bank Ltd.
3.750% due 03/10/2024	100	100

National Bank of Canada
5.880% (SOFRRATE + 0.490%) due 08/06/2024 ~	100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
0.550% due 01/22/2024	$2,000	$1,995

NatWest Markets PLC
3.479% due 03/22/2025	2,000	1,960

Nomura Holdings, Inc.
1.851% due 07/16/2025	1,450	1,374

Public Storage Operating Co.
5.846% (SOFRRATE + 0.470%) due 04/23/2024 ~	15	15

Skandinaviska Enskilda Banken AB
6.378% (SOFRRATE + 0.960%) due 06/09/2025 ~	2,000	2,004

Societe Generale SA
3.875% due 03/28/2024	1,995	1,986

Svenska Handelsbanken AB
6.328% due 06/10/2025	250	251

Toyota Motor Credit Corp.
6.020% due 06/13/2024	2,000	2,002

Wells Fargo & Co.
2.406% due 10/30/2025 •	2,000	1,946

		46,829

INDUSTRIALS 11.9%

3M Co.
5.939% due 02/14/2024	43	43

7-Eleven, Inc.
0.800% due 02/10/2024	1,150	1,143

BAT Capital Corp.
3.222% due 08/15/2024	2,160	2,126

Baxter International, Inc.
1.322% due 11/29/2024	1,000	964
5.853% due 11/29/2024	500	499

Bayer U.S. Finance LLC
3.375% due 10/08/2024	500	490

BMW U.S. Capital LLC
5.966% due 04/01/2024	29	29

Boeing Co.
1.433% due 02/04/2024	2,234	2,225

Energy Transfer LP
3.900% due 05/15/2024	2,000	1,985
4.500% due 04/15/2024	100	100

Haleon U.S. Capital LLC
3.024% due 03/24/2024	900	895

HCA, Inc.
5.000% due 03/15/2024	100	100

Hyundai Capital America
0.800% due 01/08/2024	1,500	1,499

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,500	1,476

Kia Corp.
1.000% due 04/16/2024	1,640	1,618

Mitsubishi Corp.
3.375% due 07/23/2024	1,000	988

NTT Finance Corp.
0.583% due 03/01/2024	600	595

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	2,000	1,976

Tyson Foods, Inc.
3.950% due 08/15/2024	2,000	1,978

VMware, Inc.
1.000% due 08/15/2024	2,000	1,943

Volkswagen Group of America Finance LLC
2.850% due 09/26/2024	965	946

		23,618

UTILITIES 8.0%

American Electric Power Co., Inc.
2.031% due 03/15/2024	500	496

AT&T, Inc.
6.808% (US0003M + 1.180%) due 06/12/2024 ~	2,000	2,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Hills Corp.
1.037% due 08/23/2024	$2,000	$1,942

CenterPoint Energy, Inc.
6.046% (SOFRINDX + 0.650%) due 05/13/2024 ~	750	750

Chugoku Electric Power Co., Inc.
3.488% due 02/28/2024	1,260	1,256

DTE Energy Co.
4.220% due 11/01/2024 þ	1,500	1,483

Edison International
3.550% due 11/15/2024	2,000	1,964

Enel Finance International NV
2.650% due 09/10/2024	1,400	1,368

Georgia Power Co.
6.144% due 05/08/2025	1,400	1,403

Mississippi Power Co.
5.736% (SOFRRATE + 0.300%) due 06/28/2024 ~	600	600

National Rural Utilities Cooperative Finance Corp.
5.703% due 10/18/2024	15	15

NextEra Energy Capital Holdings, Inc.
6.449% (SOFRINDX + 1.020%) due 03/21/2024 ~	500	500

Sprint LLC
7.125% due 06/15/2024	2,000	2,010

Vodafone Group PLC
6.645% due 01/16/2024	50	50

		15,844

Total Corporate Bonds & Notes (Cost $86,122)		86,291

U.S. GOVERNMENT AGENCIES 1.9%

Federal Home Loan Bank
5.650% due 05/28/2025	100	100
5.720% due 09/27/2024	2,000	2,000

Freddie Mac
5.520% due 05/28/2025	200	200

Ginnie Mae
5.840% due 04/20/2069	587	587
6.288% due 10/20/2073	1,005	1,003

Total U.S. Government Agencies (Cost $3,889)		3,890

ASSET-BACKED SECURITIES 13.7%

American Express Credit Account Master Trust
5.230% due 09/15/2028	2,000	2,034

Bank of America Auto Trust
5.830% due 05/15/2026	1,200	1,202

Carmax Auto Owner Trust
5.938% due 11/16/2026	2,000	2,002

Citibank Credit Card Issuance Trust
5.230% due 12/08/2027	2,000	2,016

Citizens Auto Receivables Trust
6.068% due 10/15/2026	800	800
6.288% due 07/15/2026	959	961

Ford Credit Auto Lease Trust
5.928% due 02/15/2026	1,200	1,200

Honda Auto Receivables Owner Trust
5.870% due 06/22/2026	2,000	2,013

Hyundai Auto Lease Securitization Trust
6.088% due 09/15/2025	175	175

Kubota Credit Owner Trust
5.610% due 07/15/2026	2,000	2,007

LCM Loan Income Fund Ltd.
6.707% due 04/20/2031	876	876

Master Credit Card Trust
6.188% due 01/21/2027	1,600	1,607

MMAF Equipment Finance LLC
5.790% due 11/13/2026	1,000	1,004

Nassau Ltd.
6.905% due 01/15/2030	1,093	1,094

SCCU Auto Receivables Trust
5.850% due 05/17/2027	500	501

146	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SFS Auto Receivables Securitization Trust
6.138% due 03/22/2027		$452	$452

Tesla Auto Lease Trust
5.860% due 08/20/2025		2,000	2,004

Toyota Auto Receivables Owner Trust
5.738% due 08/17/2026		1,000	1,000

Trillium Credit Card Trust
6.241% due 08/26/2028		2,000	2,008

Verizon Master Trust
6.018% due 09/08/2028		2,000	2,003

World Omni Automobile Lease Securitization Trust
6.098% due 11/17/2025		168	169

Total Asset-Backed Securities (Cost $27,010)			27,128

SOVEREIGN ISSUES 3.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (b)	BRL	13,000	2,547

CPPIB Capital, Inc.
6.604% (SOFRINDX + 1.250%) due 04/04/2025 ~		$1,000	1,012
6.666% due 03/11/2026		1,450	1,476

PSP Capital, Inc.
5.652% (SOFRINDX + 0.240%) due 03/03/2025 ~		100	100
5.652% due 03/03/2025		2,000	1,999

Total Sovereign Issues (Cost $7,126)			7,134

		SHARES
COMMODITIES 6.3%

Gold Warehouse Receipts		6,046	12,412

Total Commodities (Cost $12,243)			12,412

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.3%

COMMERCIAL PAPER 14.8%

Arrow Electronics, Inc.
5.850% due 01/02/2024		$400	400
5.850% due 01/04/2024		500	499
5.850% due 01/11/2024		1,100	1,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.900% due 01/19/2024	$300	$299
5.900% due 01/22/2024	300	299

Cigna Corp.
5.650% due 01/16/2024	500	499
5.680% due 01/17/2024	900	897

Conagra Foods, Inc.
5.850% due 01/18/2024	2,000	1,993

Constellation Brands, Inc.
5.790% due 01/08/2024	1,900	1,897

Constellation Energy Generation LLC
5.660% due 01/09/2024	2,000	1,996

ERAC USA Finance LLC
5.600% due 01/08/2024	2,000	1,997

Fidelity National Information Services, Inc.
5.700% due 01/08/2024	2,000	1,997

Global Payments, Inc.
6.030% due 01/05/2024	2,000	1,998

Intercontinental Exchange, Inc.
5.600% due 01/02/2024	2,000	1,999

Kinder Morgan, Inc.
5.700% due 01/22/2024	2,000	1,992

L3Harris Technologies, Inc.
5.770% due 02/20/2024	2,000	1,983

Marathon Oil Corp.
6.050% due 01/03/2024	3,000	2,998

Quanta Storage, Inc.
5.850% due 01/04/2024	800	799
5.900% due 01/16/2024	400	399
5.900% due 01/17/2024	800	797

Southern California Edison Co.
5.800% due 01/02/2024	250	250

VF Corp.
6.100% due 01/17/2024	1,200	1,197

VW Credit, Inc.
5.700% due 01/04/2024	1,000	999

		29,282

REPURCHASE AGREEMENTS (f) 2.3%
		4,500

SHORT-TERM NOTES 0.9%

American Honda Finance Corp.
5.971% due 06/07/2024	$1,100	$1,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carvana Auto Receivables Trust
5.663% due 08/10/2024		$14	$14

GECU Auto Receivables Trust
5.678% due 08/15/2024		230	229

M&T Equipment Notes
5.742% due 08/15/2024		367	367

			1,711

HUNGARY TREASURY BILLS 0.3%
10.900% due 01/04/2024 (b)(d)	HUF	184,000	530

U.S. TREASURY BILLS 2.0%
5.375% due 01/04/2024 - 04/23/2024 (a)(b)		$3,965	3,921

Total Short-Term Instruments (Cost $39,964)			39,944

Total Investments in Securities (Cost $176,354)			176,799

		SHARES
INVESTMENTS IN AFFILIATES 6.1%

MUTUAL FUNDS (c) 6.1%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		121,600	12,134

Total Mutual Funds (Cost $12,172)			12,134

Total Investments in Affiliates (Cost $12,172)			12,134

Total Investments 95.4% (Cost $188,526)			$188,933

Financial Derivative Instruments (g)(h) (0.6)% (Cost or Premiums, net $63)			(1,159)

Other Assets and Liabilities, net 5.2%			10,309

Net Assets 100.0%			$198,083

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.
(d)	Coupon represents a yield to maturity.

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	06/26/2023	$ 979	$982	0.50%

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	147

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.100%	12/29/2023	01/02/2024	$4,500	U.S. Treasury Notes 3.500% due 04/30/2030	$(4,595)	$4,500	$4,503

Total Repurchase Agreements						$(4,595)	$4,500	$4,503

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$4,503	$0	$0	$0	$4,503	$(4,595)	$(92)

Total Borrowings and Other Financing Transactions	$4,503	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(282) at a weighted average interest rate of 5.389%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT Call - CBOT Corn July 2024 Futures	$600.000	06/21/2024	97	$	485	$27	$27
Call - CBOT Corn March 2024 Futures	550.000	02/23/2024	100		500	32	3
Put - NYMEX Crude June 2024 Futures	63.000	05/16/2024	30		30	73	77

Total Purchased Options						$132	$107

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - NYMEX Crude June 2024 Futures	$82.000	05/16/2024	30	$	30	$(69)	$(65)

Total Written Options						$(69)	$(65)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum March Futures	03/2024	5	$	298	$8	$0	$0
Aluminum May Futures	05/2024	2		121	6	0	0
Arabica Coffee July Futures	07/2024	16		1,118	(7)	0	(58)
Brent Crude March Futures	01/2024	12		924	(13)	0	(1)
Brent Crude September Futures	07/2024	339		25,720	(573)	0	(78)
California Carbon Allowance December Futures	12/2024	163		6,898	380	2	0
Copper July Futures	07/2024	8		785	6	0	(7)

148	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Copper March Futures	03/2024	36	$	3,501	$223	$0	$(31)
Cotton No. 2 July Futures	07/2024	116		4,804	75	24	0
Cotton No. 2 March Futures	03/2024	20		810	(53)	1	0
European Climate Exchange March Futures	03/2024	20		1,723	(72)	7	0
Gas Oil June Futures	06/2024	96		6,905	(769)	0	(137)
Gold 100 oz. April Futures	04/2024	43		8,995	137	0	(50)
Gold 100 oz. June Futures	06/2024	38		8,023	102	0	(45)
Iron Ore March Futures	03/2024	238		3,261	289	36	0
Lead January Futures	01/2024	12		613	(63)	0	0
Lead March Futures	03/2024	24		1,244	(78)	0	0
Live Cattle April Futures	04/2024	40		2,756	4	0	0
Natural Gas March Futures	02/2024	224		5,212	(98)	0	(112)
New York Harbor June Futures	05/2024	149		15,020	(1,737)	0	(87)
Nickel January Futures	01/2024	14		1,381	(296)	0	0
Nickel March Futures	03/2024	16		1,593	(67)	2	(61)
RBOB Gasoline June Futures	05/2024	148		14,293	(875)	2	0
Silver July Futures	07/2024	11		1,350	(26)	0	(16)
Silver March Futures	03/2024	21		2,529	124	0	(30)
Soybean July Futures	07/2024	81		5,318	(130)	0	(54)
Soybean March Futures	03/2024	86		5,581	(324)	0	(60)
Soybean Meal March Futures	03/2024	112		4,323	(465)	0	(53)
Sugar No. 11 July Futures	06/2024	169		3,863	(72)	0	(155)
Sugar No. 11 March Futures	02/2024	66		1,521	(449)	0	(87)
U.S. Treasury 2-Year Note March Futures	03/2024	33		6,795	65	4	0
U.S. Treasury 5-Year Note March Futures	03/2024	6		653	14	1	0
Wheat July Futures	07/2024	6		194	2	0	(1)
Wheat March Futures	03/2024	282		8,855	(762)	0	(49)
WTI Crude June Futures	05/2024	242		17,453	(1,724)	0	(41)
Zinc January Futures	01/2024	49		3,238	189	0	0
Zinc March Futures	03/2024	10		666	39	0	0
Zinc May Futures	05/2024	8		533	27	0	0

					$(6,963)	$79	$(1,213)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract March Futures	06/2025	128	$	(30,906)	$(240)	$0	$(13)
Aluminum March Futures	03/2024	5		(298)	(22)	0	0
Aluminum May Futures	05/2024	2		(121)	(10)	0	0
Brent Crude June Futures	04/2024	12		(920)	40	2	0
Corn March Futures	03/2024	338		(7,964)	630	51	0
Gold 100 oz. February Futures	02/2024	61		(12,638)	(346)	71	0
Lead January Futures	01/2024	12		(613)	50	0	0
Lead March Futures	03/2024	24		(1,244)	(21)	0	0
New York Harbor March Futures	02/2024	12		(1,258)	155	6	0
Nickel January Futures	01/2024	14		(1,381)	63	0	0
Nickel March Futures	03/2024	1		(100)	1	0	0
Zinc January Futures	01/2024	49		(3,238)	(177)	0	0
Zinc March Futures	03/2024	10		(666)	(54)	0	0
Zinc May Futures	05/2024	8		(533)	(47)	0	0

					$22	$130	$(13)

Total Futures Contracts					$(6,941)	$209	$(1,226)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$107	$209	$0	$316	$(65)	$(1,226)	$0	$(1,291)

Cash of $10,136 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	149

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	(Cont.)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2024	EUR	47		$51	$0	$(1)
	01/2024		$546	EUR	500	7	0
	01/2024		2	HUF	657	0	0

CBK	01/2024	EUR	69		$75	0	(1)
	01/2024		$2,135	BRL	10,394	5	0
	04/2024	BRL	10,499		$2,135	0	(9)

GLM	01/2024		2,195		455	3	0
	01/2024		$1,587	BRL	7,700	0	(2)
	01/2024		140	EUR	127	1	0
	07/2024	BRL	8,100		$1,635	0	(3)

JPM	01/2024		20,764		4,225	13	(63)
	01/2024	HUF	183,881		525	0	(5)
	01/2024		$1,007	BRL	4,900	1	0
	04/2024		2,147		10,469	0	(10)
	07/2024	BRL	4,900		$986	0	(5)

MYI	01/2024	EUR	402		442	0	(2)
	01/2024		$93	EUR	85	1	0

SCX	01/2024	EUR	46		$50	0	(1)

SSB	01/2024		$30	EUR	27	0	0

Total Forward Foreign Currency Contracts						$31	$(102)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CIB	Receive	PIMCODB Index(3)	22,397	0.000%	Monthly	02/15/2024	$4,257	$0	$(27)	$0	$(27)

GST	Receive	BCOMAG Index	12,933	0.180%	Monthly	02/15/2024	827	0	(19)	0	(19)
	Receive	BCOMIN Index	6,101	0.100%	Monthly	02/15/2024	852	0	18	18	0
	Receive	PIMCODB Index(4)	58,549	0.000%	Monthly	02/15/2024	5,773	0	(36)	0	(36)

JPM	Receive	BCOMAG Index	12,933	0.150%	Monthly	02/15/2024	827	0	(19)	0	(19)
	Receive	BCOMIN Index	6,101	0.110%	Monthly	02/15/2024	852	0	18	18	0
	Receive	JMABNIC5 Index(5)	29,696	0.000%	Monthly	02/15/2024	5,345	0	(48)	0	(48)

Total Swap Agreements								$0	$(113)	$36	$(149)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$7	$0	$0	$7	$(1)	$0	$0	$(1)	$6	$0	$6
CBK	5	0	0	5	(10)	0	0	(10)	(5)	0	(5)
CIB	0	0	0	0	0	0	(27)	(27)	(27)	0	(27)
GLM	4	0	0	4	(5)	0	0	(5)	(1)	0	(1)
GST	0	0	18	18	0	0	(55)	(55)	(37)	(10)	(47)
JPM	14	0	18	32	(83)	0	(67)	(150)	(118)	0	(118)
MYI	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$31	$0	$36	$67	$(102)	$0	$(149)	$(251)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

150	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

(3)	The following table represents the individual positions within the total return swap as of December 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee May 2024 Futures	0.8%	$34
Brent Crude July 2024 Futures	12.8	544
Copper May 2024 Futures	0.6	24
Cotton No. 02 May 2024 Futures	3.5	148
Gas Oil May 2024 Futures	4.1	176
Gold 100 oz. June 2024 Futures	5.9	250
New York Harbor ULSD May 2024 Futures	9.2	390
RBOB Gasoline May 2024 Futures	9.4	402
Silver May 2024 Futures	1.0	42
Soybeans May 2024 Futures	3.9	165
Sugar No. 11 May 2024 Futures	2.8	119
Wheat May 2024 Futures	0.1	6
WTI Crude May 2024 Futures	12.9	551

Total Long Futures Contracts		$2,851

Cash	33.0%	$1,406

Total Notional Amount		$4,257

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(4)	The following table represents the individual positions within the total return swap as of December 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Arabica Coffee May 2024 Futures	0.8%	$47
Brent Crude June 2024 Futures	12.9	743
Copper May 2024 Futures	0.6	33
Cotton No. 02 May 2024 Futures	3.6	207
Gas Oil May 2024 Futures	4.2	241
Gold 100 oz. June 2024 Futures	6.1	351
New York Harbor ULSD May 2024 Futures	9.2	533
RBOB Gasoline May 2024 Futures	9.6	553
Silver May 2024 Futures	1.0	60
Soybeans May 2024 Futures	4.0	229
Sugar No. 11 May 2024 Futures	2.9	166
Wheat May 2024 Futures	0.1	9
WTI Crude May 2024 Futures	13.0	751

Total Long Futures Contracts		$3,923

Cash	32.0%	$1,850

Total Notional Amount		$5,773

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

(5)	The following table represents the individual positions within the total return swap as of December 31, 2023:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount*
Brent Crude June 2024 Futures	19.2%	$1,024
Cotton No. 02 March 2024 Futures	1.8	98
Gas Oil May 2024 Futures	3.0	158
Gold 100 oz. February 2024 Futures	20.4	1,089
Live Cattle February 2024 Futures	6.3	335
LME — Copper February 2024 Futures	7.8	419
New York Harbor ULSD May 2024 Futures	3.2	171
Nickel February 2024 Futures	3.5	184
RBOB Gasoline May 2024 Futures	3.5	189
Silver March 2024 Futures	5.7	305
Soybean Meal March 2024 Futures	9.7	521
Soybeans March 2024 Futures	12.5	668
Sugar No. 11 March 2024 Futures	3.4	184

Total Long Futures Contracts		$5,345

Total Notional Amount		$5,345

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	151

Consolidated Schedule of Investments	PIMCO Commodity Strategy Active Exchange-Traded Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$107	$0	$0	$0	$0	$107
Futures	204	0	0	0	5	209

	$311	$0	$0	$0	$5	$316

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31	$0	$31
Swap Agreements	36	0	0	0	0	36

	$36	$0	$0	$31	$0	$67

	$347	$0	$0	$31	$5	$383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$65	$0	$0	$0	$0	$65
Futures	1,213	0	0	0	13	1,226

	$1,278	$0	$0	$0	$13	$1,291

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$102	$0	$102
Swap Agreements	149	0	0	0	0	149

	$149	$0	$0	$102	$0	$251

	$1,427	$0	$0	$102	$13	$1,542

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$318	$0	$0	$0	$0	$318
Written Options	256	0	0	0	0	256
Futures	8,249	0	0	0	40	8,289

	$8,823	$0	$0	$0	$40	$8,863

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Swap Agreements	647	0	0	0	0	647

	$647	$0	$0	$4	$0	$651

	$9,470	$0	$0	$4	$40	$9,514

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(25)	$0	$0	$0	$0	$(25)
Written Options	(4)	0	0	0	0	(4)
Futures	(5,998)	0	0	0	(161)	(6,159)

	$(6,027)	$0	$0	$0	$(161)	$(6,188)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69)	$0	$(69)
Swap Agreements	(13)	0	0	0	0	(13)

	$(13)	$0	$0	$(69)	$0	$(82)

	$(6,040)	$0	$0	$(69)	$(161)	$(6,270)

152	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2023	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$46,829	$0	$46,829
Industrials	0	23,618	0	23,618
Utilities	0	15,844	0	15,844
U.S. Government Agencies	0	3,890	0	3,890
Asset-Backed Securities	0	27,128	0	27,128
Sovereign Issues	0	7,134	0	7,134
Commodities	0	12,412	0	12,412
Short-Term Instruments
Commercial Paper	0	29,282	0	29,282
Repurchase Agreements	0	4,500	0	4,500
Short-Term Notes	0	1,711	0	1,711
Hungary Treasury Bills	0	530	0	530
U.S. Treasury Bills	0	3,921	0	3,921

	$0	$176,799	$0	$176,799

Investments in Affiliates, at Value
Mutual Funds	12,134	0	0	12,134

Total Investments	$12,134	$176,799	$0	$188,933

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$311	$5	$0	$316
Over the counter	0	67	0	67

	$311	$72	$0	$383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,278)	(13)	0	(1,291)
Over the counter	0	(251)	0	(251)

	$(1,278)	$(264)	$0	$(1,542)

Total Financial Derivative Instruments	$(967)	$(192)	$0	$(1,159)

Totals	$11,167	$176,607	$0	$187,774

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2023	153

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

The PIMCO Commodity Strategy Active Exchange-Traded Fund has established a Cayman Islands exempted company, the “Commodity Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at

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the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Multisector Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Senior Loan Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Ultra Short Government Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

PIMCO Commodity Strategy Active Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Funds may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

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Notes to Financial Statements	(Cont.)

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing

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time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Sources. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the

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Notes to Financial Statements	(Cont.)

creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Funds normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation.

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To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements	(Cont.)

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by a a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund and PIMCO Active Bond Exchange-Traded Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and PIMCO Active Bond Exchange-Traded Fund is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund and PIMCO Active Bond Exchange-Traded Fund considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2023 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$25,063	$56,334	$(49,413)	$0	$0	$31,984	$744	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	2,928	19,613	(15,694)	0	0	6,847	133	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	149	26,061	(26,210)	0	0	0	13	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2023 (amounts in thousands†):

PIMCO Active Bond Exchange-Traded Fund

Underlying PIMCO Fund	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	$0	$5,012	$0	$0	$133	$5,145	$29	$0

PIMCO Senior Loan Active Exchange-Traded Fund	18,827	16,451	0	0	331	35,609	1,349	0

PIMCO Commodity Strategy Active Exchange-Traded Fund

Underlying PIMCO Fund	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$0	$12,171	$0	$0	$(37)	$12,134	$57	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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December 31, 2023	(Unaudited)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear a pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private

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insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the

Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place

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beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit The PIMCO Senior Loan Active Exchange-Traded Fund entered into a 360-day liquidity loan facility agreement with State Street Bank & Trust Company. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of an overnight bank funding rate based on variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of December 31, 2023, if applicable, any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest on outstanding borrowings and commitment and upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statements of Operations. Commitment and Upfront Fees incurred by the Fund in connection with its line of credit agreement was recorded as a prepaid expense and disclosed on the Statement of Assets and Liabilities. Such fees are amortized through the expiration date of the agreement and included as part of the interest expense on the Statement of Operations. Legal costs related to the annual renewal of the line of credit are included in Miscellaneous Expenses on the Statements of Operations.

As of December 31, 2023, the maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees
$10,000,000	08/27/2024	$10,080

*	Maximum available commitment prior to renewal on August 29, 2023, for the Fund was $5,000,000.

(b) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential

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between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(e) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Senior Loan Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(f) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized

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appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements	(Cont.)

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments.

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These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	X	X	—

Small Fund	—	—	—	—	—	—	—	—	—	—	—	X	—	—

Senior Loan	—	—	—	—	—	—	—	—	—	—	—	—	X	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Collateralized Loan Obligations	—	—	—	—	—	—	X	X	X	X	—	—	—	—

High Yield	—	—	—	—	X	—	X	X	—	—	—	X	X	—

Market	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond		—	—	—	—	—	—	—	—	—	X	X	—	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—	X	—

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Notes to Financial Statements	(Cont.)

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	X	—	X	X	X	X	—	—	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—	X	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—	—	—

Environmental, Social and Governance	—	—	—	—	—	—	—	—	X	—	—	—	—	—

AMT Bonds	—	—	—	—	—	—	—	—	—	—	—	X	—	—

Currency	—	—	—	—	—	—	X	X	X	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X	X	X

Asset-Backed Securities	—	—	—	—	—	—	—	—	—	—	—	—	X	—

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

Puerto Rico-Specific	—	—	—	—	—	—	—	—	—	—	—	X	—	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	X

Short Exposure	—	—	—	—	—	—	X	X	X	—	—	—	X	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—	—	—

LIBOR Transition	—	—	—	—	—	—	X	X	X	X	X	X	X	X

Futures Contract	—	—	—	—	—	—	—	—	X	X	—	—	—	—

Capital Securities	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Preferred Securities	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Concentration in Banking Industries	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Contingent Convertible Securities	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Issuer Non-Diversification	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Model	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Subsidiary	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Oil-Related	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Risks	PIMCO Multisector Bond Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund	PIMCO Commodity Strategy Active Exchange- Traded Fund

New Fund	X	X	X	X

Small Fund	—	X	X	—

Senior Loan	—	—	—	—

Market Trading	X	X	X	X

Interest Rate	X	X	X	X

Call	X	X	X	X

Inflation-Indexed Security	—	—	—	—

Credit	X	X	X	X

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Risks	PIMCO Multisector Bond Active Exchange- Traded Fund	PIMCO Preferred and Capital Securities Active Exchange- Traded Fund	PIMCO Ultra Short Government Active Exchange- Traded Fund	PIMCO Commodity Strategy Active Exchange- Traded Fund

Collateralized Loan Obligations	X	—	—	—

High Yield	X	X	—	—

Market	X	X	X	X

Municipal Bond	—	—	—	—

Issuer	X	X	—	X

Liquidity	X	X	—	X

Derivatives	X	X	—	X

Equity	X	X	—	—

Mortgage-Related and Other Asset Backed Securities	X	—	—	X

Foreign (Non-U.S.) Investment	X	X	—	X

Emerging Markets	X	X	—	—

Sovereign Debt	X	—	—	X

Environmental, Social and Governance	—	—	—	—

AMT Bonds	—	—	—	—

Currency	X	X	—	X

Leveraging	X	X	—	X

Management and Tracking Error	—	—	—	—

Indexing	—	—	—	—

Management	X	X	X	X

Asset-Backed Securities	—	—	—	—

California State-Specific	—	—	—	—

New York State-Specific	—	—	—	—

Puerto Rico-Specific	—	—	—	—

Municipal Project-Specific	—	—	—	—

Short Exposure	X	X	—	X

Convertible Securities	—	—	—	—

Tax-Efficient Investing	—	—	—	—

Distribution Rate	—	—	—	—

LIBOR Transition	X	X	—	X

Futures Contract	—	—	—	—

Capital Securities	—	X	—	—

Preferred Securities	—	X	—	—

Concentration in Banking Industries	—	X	—	—

Contingent Convertible Securities	X	X	—	—

Commodity	—	—	—	X

Issuer Non-Diversification	—	—	—	X

Model	—	—	—	X

Tax	—	—	—	X

Subsidiary	—	—	—	X

Oil-Related	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Senior Loan Risk is the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the

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Notes to Financial Statements	(Cont.)

Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

Market Trading Risk is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in Fund shares may be halted or become less liquid or that Fund shares trade at prices other than a Fund’s net asset value, and are subject to trading costs, which may be exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

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December 31, 2023	(Unaudited)

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, including preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a

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representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Environmental, Social and Governance Risk is the risk that, because the Fund’s ESG strategy may select or typically exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance may differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

California State-Specific Risk is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Puerto Rico-Specific Risk is the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

LIBOR Transition Risk is the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

AMT Bonds Risk is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than,

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the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Capital Securities Risk is the risk that the value of securities, which may be in the form of debt, equity or a hybrid thereof, issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount (including potentially zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”.

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. Investments in commodities can also present risks associated with delivery, custody, storage and maintenance, illiquidity, and the unavailability of accurate market valuations of the commodity.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Oil-Related Risk is the risk that investments in or tied to the price of oil may fluctuate substantially over short periods of time or be more volatile than other types of investments due to, among other things, national and international political changes, policies of Organization of the Petroleum Exporting Countries (“OPEC”) and other oil exporting countries, changes in relationships among OPEC and other oil exporting countries and oil importing countries, regulatory changes, taxation policies and the economies of key energy-consuming countries.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in

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financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective.

Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/ or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions

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may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of

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daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund(1)	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(2)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Multisector Bond Active Exchange-Traded Fund(3)	0.65%

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(4)	0.49%

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund(5)	0.84%

PIMCO Senior Loan Active Exchange-Traded Fund(6)	0.70%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Ultra Short Government Active Exchange-Traded Fund	0.14%

PIMCO Commodity Strategy Active Exchange-Traded Fund(5)	0.79%

(1)

PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its Management Fee in an amount equivalent to the Fund’s expenses or costs attributable to the SEC’s investigation and related settlement proceedings identified in Investment Advisers Act of 1940 Release No. 4577, dated December 1, 2016.

(2)	PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its management fee by 0.12% of the average daily net assets attributable to the Fund.
(3)	PIMCO has contractually agreed, through October 31, 2025, to waive or reduce its management fee by 0.10% of the average daily net assets attributable to the Fund.
(4)	PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its management fee by 0.10% of the average daily net assets attributable to the Fund.
(5)	PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its management fee by 0.15% of the average daily net assets attributable to the Fund.
(6)	PIMCO has contractually agreed, through October 31, 2025, to reduce its management fee by 0.10% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2023 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

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(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2024, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its Management Fee for the PIMCO Commodity Strategy Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2025, to waive or reduce its Management Fee for the PIMCO Multisector Bond Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its Management Fee for the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its Management Fee for the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2025, to reduce its Management Fee for the PIMCO Senior Loan Active Exchange-Traded Fund.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed to waive its management fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO as of December 31, 2023, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$4	$16	$22	$42

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	194	218	189	601

PIMCO Multisector Bond Active Exchange-Traded Fund	0	0	158	158

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	8	124	74	206

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0	0	194	194

PIMCO Senior Loan Active Exchange-Traded Fund	0	263	323	586

PIMCO Ultra Short Government Active Exchange-Traded Fund	0	0	47	47

PIMCO Commodity Strategy Active Exchange-Traded Fund	0	0	269	269

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Acquired Fund Fees and Expenses PIMCO has contractually agreed, through October 31, 2024, for the PIMCO Active Bond Exchange-Traded Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of other series of the Trust indirectly incurred by the Fund’s investments in other series of the

Trust. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	179

Notes to Financial Statements	(Cont.)

The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee at the annual rate of 0.69% of its average daily net assets. PIMCO has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. PIMCO may not seek reimbursement from the Fund with respect to the management fees waived. The waiver, if any, is reflected on the Consolidated Statements of Operations as a component of Waiver and/ or Reimbursement by PIMCO. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2023, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	$74,006	$31,698	$(2,346)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	1,247	70	(28)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	401	437	(18)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$205,133	$230,414	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	83,243	89,590	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	11,405	22,891	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	68,401	70,854	0	0

180	PIMCO ETF TRUST

December 31, 2023	(Unaudited)

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$35,606	$35,529	$256,960	$204,588

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	5,413	1,098	19,374	18,921

PIMCO Active Bond Exchange-Traded Fund	8,441,451	8,198,530	409,709	126,869

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	864,562	908,277	137,594	81,187

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	3,387	4,789	36,142	19,856

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	451,746	738,107	3,080,205	1,144,744

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	21,198	0	412,451	105,251

PIMCO PIMCO Multisector Bond Active Exchange-Traded Fund	547,464	420,162	201,079	12,073

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	1,123	0	53,307	20,831

PIMCO ETF-PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	266	0	26,480	17,311

PIMCO Senior Loan Active Exchange-Traded Fund	0	0	188,168	73,963

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	4,344	0	105,512	65,505

PIMCO ETF-Ultra Short Government Active Exchange-Traded Fund	0	0	0	0

PIMCO ETF-PIMCO Commodity Strategy Active Exchange-Traded Fund	5,986	2,000	107,108	23,419

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transaction fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2023, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$676,250	$332,717

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	261,028

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	238,576	112,856

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	7,663	23,753

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	215,086	97,301

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	278,144	17,599

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0	26,976

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	181

Notes to Financial Statements	(Cont.)

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on January 19, 2023, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Commodity Strategy Active Exchange-Traded Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 13.3% of the Fund’s consolidated net assets.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. As such, the Funds’ ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

PIMCO Commodity Strategy Active Exchange-Traded Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, a Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s subpart F income, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be subpart F income. PIMCO Commodity Strategy Active Exchange-Traded Fund’s recognition of its Subsidiary’s subpart F income will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to PIMCO Commodity Strategy Active Exchange-Traded Fund will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce PIMCO Commodity Strategy Active Exchange-Traded Fund’s tax basis in its Subsidiary. Subpart F income is generally treated by PIMCO Commodity Strategy Active Exchange-Traded Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

182	PIMCO ETF TRUST

December 31, 2023	(Unaudited)

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to a Fund or if the Funds’ income from in the subsidiary is derived with respect to the Funds’ business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of PIMCO Commodity Strategy Active Exchange-Traded Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of a Fund’s commodity-linked investments, there would likely be a significant adverse impact on PIMCO Commodity Strategy Active Exchange-Traded Fund, including the possibility of failing to qualify as a regulated investment company.

If PIMCO Commodity Strategy Active Exchange-Traded Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of PIMCO Commodity Strategy Active Exchange-Traded Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by PIMCO Commodity Strategy Active Exchange-Traded Fund or result in the inability of PIMCO Commodity Strategy Active Exchange-Traded Fund to operate as described in the Fund’s Prospectus.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$31,458	$79,742

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9,877	23,663

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	19,631	20,545

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	21,392	2,936

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	50,373	171,954

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13,714	14,456

PIMCO Active Bond Exchange-Traded Fund	283,807	138,962

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	49,954	24,547

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,504	1,248

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	83,507	160,791

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	23,064	11,894

PIMCO Multisector Bond Active Exchange-Traded Fund	17	0

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	5,138	0

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	1,065	0

PIMCO Senior Loan Active Exchange-Traded Fund	983	52

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	5,525	5,993

PIMCO Ultra Short Government Active Exchange-Traded Fund	0	0

PIMCO Commodity Strategy Active Exchange-Traded Fund	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	183

Notes to Financial Statements	(Cont.)	December 31, 2023	(Unaudited)

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,398,634	$17,767	$(115,929)	$(98,162)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	616,373	814	(37,230)	(36,416)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,022,606	0	(256,533)	(256,533)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	117,394	595	(4,916)	(4,321)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,292,283	28,692	(30,396)	(1,704)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,079,862	11,600	(40,234)	(28,634)

PIMCO Active Bond Exchange-Traded Fund	4,357,564	139,459	(144,087)	(4,628)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,044,410	8,963	(15,459)	(6,496)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	170,866	490	(1,916)	(1,426)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	10,200,753	16,031	(70,871)	(54,840)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,343,301	45,342	(7,000)	38,342

PIMCO Multisector Bond Active Exchange-Traded Fund	403,703	6,851	(324)	6,527

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	104,503	4,861	(880)	3,981

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	76,059	3,650	(1,320)	2,330

PIMCO Senior Loan Active Exchange-Traded Fund	304,459	6,550	(557)	5,993

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	565,583	5,839	(4,493)	1,346

PIMCO Ultra Short Government Active Exchange-Traded Fund	178,775	12	0	12

PIMCO Commodity Strategy Active Exchange-Traded Fund	188,589	3,173	(9,912)	(6,739)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

184	PIMCO ETF TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC

BCY	Barclays Capital, Inc.	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BMO	BMO Capital Markets Corporation	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SOG	Societe Generale Paris

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

CBK	Citibank N.A.	MSC	Morgan Stanley & Co. LLC.	UBS	UBS Securities LLC

CIB	Canadian Imperial Bank of Commerce

Currency Abbreviations:

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	THB	Thai Baht

CAD	Canadian Dollar	INR	Indian Rupee	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BCOMAG	Bloomberg Agriculture Subindex	JMABNIC5	J.P. Morgan Custom Commodity Index	SOFR	Secured Overnight Financing Rate

BCOMIN	Bloomberg Industrial Metals Subindex	LIBOR01M	1 Month USD-LIBOR	SOFRINDEX	Secured Overnight Financing Rate Index

BRENT	Brent Crude	LIBOR03M	3 Month USD-LIBOR	TSFR1M	Term SOFR 1-Month

CDX.EM	Credit Derivatives Index - Emerging Markets	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	TSFR3M	Term SOFR 3-Month

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	PIMCODB	PIMCO Custom Commodity Basket	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.	BHAC	Berkshire Hathaway Assurance Corporation	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

BAM	Build America Mutual Assurance	FNMA	Federal National Mortgage Association

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	RBOB	Reformulated Blendstock for Oxygenate Blending

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	OIS	Overnight Index Swap	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	oz.	Ounce	TBD%	Interest rate to be determined when loan settles or at the time of funding

BRL-CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind	WTI	West Texas Intermediate

CLO	Collateralized Loan Obligation	PRIBOR	Prague Interbank Offered Rate

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	185

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.7800	$0.0000	$0.0000	$0.7800

October 2023	$0.7100	$0.0000	$0.0000	$0.7100

December 2023	$0.7800	$0.0000	$0.0000	$0.7800

PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1100	$0.0000	$0.0000	$0.1100

August 2023	$0.0600	$0.0000	$0.0000	$0.0600

September 2023	$0.1100	$0.0000	$0.0000	$0.1100

October 2023	$0.0500	$0.0000	$0.0000	$0.0500

November 2023	$0.1650	$0.0000	$0.0000	$0.1650

December 2023	$0.0900	$0.0000	$0.0000	$0.0900

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.3600	$0.0000	$0.0000	$0.3600

August 2023	$0.1500	$0.0000	$0.0000	$0.1500

September 2023	$0.2100	$0.0000	$0.0000	$0.2100

October 2023	$0.1200	$0.0000	$0.0000	$0.1200

November 2023	$0.2900	$0.0000	$0.0000	$0.2900

December 2023	$0.1700	$0.0000	$0.0000	$0.1700

PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.3400	$0.0000	$0.0000	$0.3400

August 2023	$0.1800	$0.0000	$0.0000	$0.1800

September 2023	$0.2500	$0.0000	$0.0000	$0.2500

October 2023	$0.1700	$0.0000	$0.0000	$0.1700

November 2023	$0.2800	$0.0000	$0.0000	$0.2800

December 2023	$0.2800	$0.0000	$0.0000	$0.2800

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.5200	$0.0000	$0.0000	$0.5200

August 2023	$0.4600	$0.0000	$0.0000	$0.4600

September 2023	$0.4900	$0.0000	$0.0000	$0.4900

October 2023	$0.5500	$0.0000	$0.0000	$0.5500

November 2023	$0.5300	$0.0000	$0.0000	$0.5300

December 2023	$1.0700	$0.0000	$0.0000	$1.0700

186	PIMCO ETF TRUST

(Unaudited)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.3500	$0.0000	$0.0000	$0.3500

August 2023	$0.3100	$0.0000	$0.0000	$0.3100

September 2023	$0.3200	$0.0000	$0.0000	$0.3200

October 2023	$0.3500	$0.0000	$0.0000	$0.3500

November 2023	$0.3400	$0.0000	$0.0000	$0.3400

December 2023	$0.7000	$0.0000	$0.0000	$0.7000

PIMCO Active Bond Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.3300	$0.0000	$0.0000	$0.3300

August 2023	$0.2900	$0.0000	$0.0000	$0.2900

September 2023	$0.3300	$0.0000	$0.0000	$0.3300

October 2023	$0.3400	$0.0000	$0.0000	$0.3400

November 2023	$0.3200	$0.0000	$0.0000	$0.3200

December 2023	$0.6650	$0.0000	$0.0000	$0.6650

PIMCO Enhanced Low Duration Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.3700	$0.0000	$0.0000	$0.3700

August 2023	$0.3400	$0.0000	$0.0000	$0.3400

September 2023	$0.3500	$0.0000	$0.0000	$0.3500

October 2023	$0.3600	$0.0000	$0.0000	$0.3600

November 2023	$0.3500	$0.0000	$0.0000	$0.3500

December 2023	$0.7200	$0.0000	$0.0000	$0.7200

PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.4300	$0.0000	$0.0000	$0.4300

August 2023	$0.4100	$0.0000	$0.0000	$0.4100

September 2023	$0.4460	$0.0000	$0.0000	$0.4460

October 2023	$0.4510	$0.0000	$0.0000	$0.4510

November 2023	$0.4230	$0.0000	$0.0000	$0.4230

December 2023	$0.9200	$0.0000	$0.0000	$0.9200

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.4070	$0.0000	$0.0000	$0.4070

August 2023	$0.3800	$0.0000	$0.0000	$0.3800

September 2023	$0.4000	$0.0000	$0.0000	$0.4000

October 2023	$0.4300	$0.0000	$0.0000	$0.4300

November 2023	$0.4100	$0.0000	$0.0000	$0.4100

December 2023	$0.9380	$0.0000	$0.0000	$0.9380

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1500	$0.0000	$0.0000	$0.1500

August 2023	$0.1280	$0.0000	$0.0000	$0.1280

September 2023	$0.1400	$0.0000	$0.0000	$0.1400

October 2023	$0.1450	$0.0000	$0.0000	$0.1450

November 2023	$0.1300	$0.0000	$0.0000	$0.1300

December 2023	$0.2860	$0.0000	$0.0000	$0.2860

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	187

Distribution Information	(Cont.)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1540	$0.0000	$0.0000	$0.1540

August 2023	$0.1340	$0.0000	$0.0000	$0.1340

September 2023	$0.1480	$0.0000	$0.0000	$0.1480

October 2023	$0.1500	$0.0000	$0.0000	$0.1500

November 2023	$0.1360	$0.0000	$0.0000	$0.1360

December 2023	$0.2900	$0.0000	$0.0000	$0.2900

PIMCO Senior Loan Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.3700	$0.0000	$0.0000	$0.3700

August 2023	$0.3700	$0.0000	$0.0000	$0.3700

September 2023	$0.3330	$0.0000	$0.0000	$0.3330

October 2023	$0.3300	$0.0000	$0.0000	$0.3300

November 2023	$0.3700	$0.0000	$0.0000	$0.3700

December 2023	$0.6200	$0.0000	$0.0000	$0.6200

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.1260	$0.0000	$0.0000	$0.1260

August 2023	$0.1150	$0.0000	$0.0000	$0.1150

September 2023	$0.1300	$0.0000	$0.0000	$0.1300

October 2023	$0.1310	$0.0000	$0.0000	$0.1310

November 2023	$0.1250	$0.0000	$0.0000	$0.1250

December 2023	$0.2500	$0.0000	$0.0000	$0.2500

PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.2200	$0.0000	$0.0000	$0.2200

August 2023	$0.2000	$0.0000	$0.0000	$0.2000

September 2023	$0.2200	$0.0000	$0.0000	$0.2200

October 2023	$0.2230	$0.0000	$0.0000	$0.2230

November 2023	$0.2500	$0.0000	$0.0000	$0.2500

December 2023	$0.5200	$0.0000	$0.0000	$0.5200

PIMCO Commodity Strategy Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0340	$0.0000	$0.0000	$0.0340

August 2023	$0.0000	$0.0000	$0.0000	$0.0000

September 2023	$0.0000	$0.0000	$0.0000	$0.0000

October 2023	$0.3210	$0.0000	$0.0000	$0.3210

November 2023	$0.0000	$0.0000	$0.0000	$0.0000

December 2023	$0.3100	$0.0000	$0.0000	$0.3100

PIMCO Multisector Bond Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0000	$0.0000	$0.0000	$0.0000

August 2023	$0.1106	$0.0000	$0.0024	$0.1130

September 2023	$0.1200	$0.0000	$0.0000	$0.1200

October 2023	$0.1179	$0.0000	$0.0021	$0.1200

November 2023	$0.1200	$0.0000	$0.0000	$0.1200

December 2023	$0.2260	$0.0000	$0.0000	$0.2260

188	PIMCO ETF TRUST

(Unaudited)

PIMCO Ultra Short Government Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2023	$0.0000	$0.0000	$0.0000	$0.0000

August 2023	$0.3885	$0.0000	$0.0115	$0.4000

September 2023	$0.4000	$0.0000	$0.0000	$0.4000

October 2023	$0.2840	$0.0000	$0.0000	$0.2840

November 2023	$0.4700	$0.0000	$0.0000	$0.4700

December 2023	$0.6860	$0.0000	$0.0000	$0.6860

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	189

Approval of Investment Management Agreement

Approval of Renewal of the Investment Management Agreement

At a meeting held on August 22-23, 2023, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2024. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed: During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; management fees; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreement.

(b) Review Process: In connection with considering the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 22-23, 2023 meeting. The Independent Trustees also met via video conference with Counsel on July 25, 2023, and conducted a video conference meeting on August 11, 2023 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement. In connection with its review of the Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds where appropriate. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the expense structure of certain Funds, outflows for certain Funds, Fund performance and profitability.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed for the competitive investment management industry and to strengthen its ability to deliver advisory services under the Agreement. The Board considered PIMCO’s

190	PIMCO ETF TRUST

(Unaudited)

policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in its disciplines and personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time and other investment options that have the potential to benefit shareholders.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including the ongoing development of its own proprietary software and applications to support the Funds.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services: The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Agreement.

The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement is expected to continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short-and long-term periods ended March 31, 2023 and other performance data, as available, over short-and long-term periods ended June 30, 2023 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short-and long-term periods ended March 31, 2023 (the “Broadridge Report”). The Board also noted that while historically the Broadridge

Report included peer classifications from only Lipper, as part of this approval process the Broadridge Report incorporated peer classifications from Morningstar for Funds for which it was believed that Morningstar provided a materially improved comparison.

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report.

The Board reviewed materials indicating that, on a net-of-fees basis, performance has generally been strong for the active fixed income Funds over the three- and five-year periods ended March 31, 2023 and since inception. The Board also reviewed information that showed that, certain index Funds underperformed their benchmark, but that PIMCO did not expect such Funds, for structural reasons, to outperform their benchmarks on a net-of-fees basis over longer time horizons. PIMCO reported to the Board about the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance. Depending on the circumstances, the Independent Trustees may be satisfied with a Fund’s performance notwithstanding that it lags its benchmark index or peer group for certain periods. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged or proposed for different Funds for

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	191

Approval of Investment Management Agreement	(Cont.)

management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the management fees and total expense ratios of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fees, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds. The Board compared each Fund’s total expense ratio to other funds in the Broadridge Report “Expense Group” and found each Fund’s total expense ratio to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the fee rates PIMCO charges to separate accounts and to other investment companies with similar investment strategies, although, in the case of a number of Funds in the Trust, PIMCO does not currently manage separate accounts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the management fee charged by PIMCO under the Agreement, and that the total expense ratio of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the recruitment and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce existing services, offer new services, and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of such economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management

192	PIMCO ETF TRUST

(Unaudited)

supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process and trade processing systems. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in administrative and operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. In addition, the Board considered that PIMCO may benefit indirectly from its use of the HUB technology platform, a joint venture between PIMCO, Man Group, S&P Global, Microsoft and State Street. The Board also noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the fees charged under the Agreement were fair and reasonable in light of the services provided, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	|	DECEMBER 31, 2023	193

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF4001SAR_123123

b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 1, 2024

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 1, 2024